COMBINED PROXY STATEMENT OF

                            SAFECO COMMON STOCK TRUST
                              (the "Safeco Trust")

                            on behalf of its Series:

                              SAFECO BALANCED FUND
                             SAFECO CORE EQUITY FUND
                        SAFECO GROWTH OPPORTUNITIES FUND
                         SAFECO INTERNATIONAL STOCK FUND
                          SAFECO LARGE-CAP GROWTH FUND
                           SAFECO LARGE-CAP VALUE FUND
                           SAFECO MULTI-CAP CORE FUND
                           SAFECO SMALL-CAP VALUE FUND
         (each, "your Safeco Fund" and collectively, the "Safeco Funds")

            The address and telephone number of each Safeco Fund is:
                    4854 154th Place N.E., Redmond, WA 98052
                                 1-800-624-5711

                                   PROSPECTUS
                          FOR INVESTOR CLASS SHARES OF

                              PIONEER BALANCED FUND
                                  PIONEER FUND
                        PIONEER GROWTH OPPORTUNITIES FUND
                        PIONEER INTERNATIONAL EQUITY FUND
                              PIONEER GROWTH SHARES
                           PIONEER MID CAP VALUE FUND
                          PIONEER SMALL CAP VALUE FUND
                               PIONEER VALUE FUND
         (each, a "Pioneer Fund" and collectively, the "Pioneer Funds")

            The address and telephone number of each Pioneer Fund is:
                  60 State Street, Boston, Massachusetts 02109
                        1-800-622-3265 or 1-800-225-6292


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


                        SCHEDULED FOR DECEMBER 8, 2004

To the Shareholders of the Safeco Funds:

     A joint special meeting of shareholders (the "Meeting") for each of the Safeco Funds will be held at the offices of Safeco Mutual Funds, King Auditorium, 4854 154th Place, N.E., Redmond, WA 98052, on December 8, 2004 at 2:00 p.m., local time, to consider the following:

     1. With respect to each Safeco Fund, a proposal to approve an Agreement and Plan of Reorganization. Under the Agreement and Plan of Reorganization, your Safeco Fund will transfer all of its assets to an investment company (each a "Pioneer Fund") managed by Pioneer Investment Management, Inc. ("Pioneer") in exchange for Investor Class shares of the Pioneer Fund. The Pioneer Fund also will assume your Safeco Fund's liabilities that are included in the calculation of your Safeco Fund's net assets at the closing. Generally, each Pioneer Fund is an existing mutual fund with a substantially similar investment objective and similar investment policies as your Safeco Fund. In the case of certain Safeco Funds, the Pioneer Fund is a newly organized mutual fund with a substantially similar investment objective and similar investment policies as your Safeco Fund. Holders of all share classes of your Safeco Fund will receive Investor Class shares of the corresponding Pioneer Fund. Investor Class shares of the applicable Pioneer Fund will be distributed to shareholders in proportion to the relative net asset value of their share holdings on the closing date of the reorganization. Following the reorganization, your Safeco Fund will then be dissolved. As a result of the reorganization you will become shareholders of the Pioneer Fund. Your board of trustees recommends that you vote FOR this proposal.

     2. With respect to each Safeco Fund, a proposal to approve an interim investment advisory agreement between your Safeco Fund and Pioneer. Pioneer has provided advisory services for your Safeco Funds pursuant to this agreement since August 2, 2004, when the advisory agreement between your Safeco Fund and Safeco Asset Management Company terminated. Approval of the interim investment advisory agreement will enable Pioneer to receive advisory fees currently held in escrow. Your board of trustees recommends that you vote FOR this proposal.


     3.   Any other business that may properly come before the Meeting.


     Shareholders of record as of the close of business on October 8, 2004, are entitled to vote at the Meeting and any related follow-up meetings.

     Whether or not you expect to attend the Meeting, please complete and return the enclosed proxy card. If shareholders do not return their proxies in sufficient numbers, your Safeco Fund may be required to make additional solicitations.


                                              By order of the Board of Trustees,


                                              [Name]
                                              [Title]


October [  ], 2004

                           COMBINED PROXY STATEMENT OF


                            SAFECO COMMON STOCK TRUST
                              (the "Safeco Trust")

                            on behalf of its Series:

                              SAFECO BALANCED FUND
                             SAFECO CORE EQUITY FUND
                        SAFECO GROWTH OPPORTUNITIES FUND
                         SAFECO INTERNATIONAL STOCK FUND
                          SAFECO LARGE-CAP GROWTH FUND
                           SAFECO LARGE-CAP VALUE FUND
                           SAFECO MULTI-CAP CORE FUND
                           SAFECO SMALL-CAP VALUE FUND
         (each, "your Safeco Fund" and collectively, the "Safeco Funds")

            The address and telephone number of each Safeco Fund is:
                    4854 154th Place N.E., Redmond, WA 98052
                                 1-800-624-5711


                                   PROSPECTUS

                          FOR INVESTOR CLASS SHARES OF

                              PIONEER BALANCED FUND
                 PIONEER FUND PIONEER GROWTH OPPORTUNITIES FUND
                        PIONEER INTERNATIONAL EQUITY FUND
                              PIONEER GROWTH SHARES
                           PIONEER MID CAP VALUE FUND
                          PIONEER SMALL CAP VALUE FUND
                               PIONEER VALUE FUND

         (each, a "Pioneer Fund" and collectively, the "Pioneer Funds")

            The address and telephone number of each Pioneer Fund is:
                  60 State Street, Boston, Massachusetts 02109
                      and 1-800-622-3265 or 1-800-225-6292.

     Shares of the Pioneer Funds have not been approved or disapproved by the Securities and Exchange Commission (the "SEC"). The SEC has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

     An investment in any Safeco Fund or Pioneer Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     This combined proxy statement and prospectus (the "Proxy Statement/Prospectus"), dated October 25, 2004, is being furnished to shareholders of the Safeco Funds in connection with the solicitation by the board of trustees (the "Board", or the "Trustees") of the Safeco Trust of proxies to be used at a joint meeting of shareholders of the Safeco Funds (the "Meeting") to be held at the offices of Safeco Mutual Funds, King Auditorium, 4854 154th Place, N.E., Redmond, WA 98052, on December 8, 2004 at 2:00 p.m., local time.

     The Proxy Statement/Prospectus contains information you should know before voting on (i) the approval of a proposed Agreement and Plan of Reorganization (each a "Plan") that provides for the reorganization of each Safeco Fund into a corresponding Pioneer Fund (each a "Reorganization"), and (ii) the approval of an interim investment advisory agreement for each Safeco Fund. The following table indicates (a) the corresponding Pioneer Fund shares that each Safeco Fund shareholder would receive if each Plan is approved, (b) which

Safeco Fund shareholders may vote on which proposals and on what page of this Proxy Statement/Prospectus the discussion regarding each proposal begins. Shareholders of each class of shares of a Safeco Fund will vote together as a single class on each proposal. Although each Reorganization is similar in structure, you should read carefully the specific discussion regarding your Safeco Fund's Reorganization.


--------------------------------------------------------------------------------------------------------------------------
                      Safeco Fund            Pioneer Fund            Shareholders Entitled to Vote                  Page
--------------------------------------------------------------------------------------------------------------------------
 PROPOSAL 1(a)        Safeco Balanced Fund   Pioneer Balanced Fund   Safeco Balanced Fund shareholders                 7
--------------------------------------------------------------------------------------------------------------------------
 PROPOSAL 1(b)        Safeco Core Equity     Pioneer Fund            Safeco Core Equity Fund shareholders             20
                      Fund
--------------------------------------------------------------------------------------------------------------------------
 PROPOSAL 1(c)        Safeco Growth          Pioneer Growth          Safeco Growth Opportunities Fund                 33
                      Opportunities Fund     Opportunities Fund      shareholders
--------------------------------------------------------------------------------------------------------------------------
 PROPOSAL 1(d)        Safeco International   Pioneer International   Safeco International Stock Fund shareholders     46
                      Stock Fund             Equity Fund
--------------------------------------------------------------------------------------------------------------------------
 PROPOSAL 1(e)        Safeco Large-Cap       Pioneer Growth Shares   Safeco Large-Cap Growth Fund shareholders        60
                      Growth Fund
--------------------------------------------------------------------------------------------------------------------------
 PROPOSAL 1(f)        Safeco Large-Cap       Pioneer Value Fund      Safeco Large-Cap Value Fund shareholders         74
                      Value Fund
--------------------------------------------------------------------------------------------------------------------------
 PROPOSAL 1(g)        Safeco Multi-Cap       Pioneer Mid Cap         Safeco Multi-Cap Core Fund shareholders          88
                      Core Fund              Value Fund
--------------------------------------------------------------------------------------------------------------------------
 PROPOSAL 1(h)        Safeco Small-Cap       Pioneer Small Cap       Safeco Small-Cap Value Fund shareholders        104
                      Value Fund             Value Fund
--------------------------------------------------------------------------------------------------------------------------
 PROPOSAL 2 (a)-(h)   Each Fund              Not applicable          Shareholders of each Fund voting separately     120
                                                                     as to the proposal that affects their Fund
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
 Where to Get More Information
-------------------------------------------------------------------------------------------------------------------------------
 The Safeco Funds' prospectuses dated April 30, 2004, as        Available to you free of charge by calling 1-800-624-5711.
 supplemented August 3, 2004.                                   Each prospectus, which is also on file with the SEC, is
                                                                incorporated by reference into this Proxy Statement/Prospectus.
 The Safeco Funds' annual report dated December 31, 2003
 and semiannual report dated June 30, 2004.                     Available to you free of charge by calling 1-800-624-5711.
                                                                Also on file with the SEC. See "Available Information."
                                                                These reports are incorporated by reference into this Proxy
                                                                Statement/Prospectus.
-------------------------------------------------------------------------------------------------------------------------------
 Each Pioneer Funds' current prospectus and each Pioneer        Available to you free of charge by calling 1-800-225-6292.
 Fund's most recent annual and semiannual reports and           These prospectuses and reports are also on file with the SEC.
 supplements (as they apply) to shareholders.                   These prospectuses and reports are incorporated by reference into this Proxy Statement/Prospectus.
-------------------------------------------------------------------------------------------------------------------------------
 A statement of additional information for this joint Proxy     Available to you free of charge by calling 1-800-225-6292.
 Statement/Prospectus (the "SAI"), dated October 25, 2004.      Also on file with the SEC. This SAI is incorporated by
 It contains additional information about your Safeco Funds     reference into this Proxy Statement/Prospectus.
 and the Pioneer Funds.
-------------------------------------------------------------------------------------------------------------------------------
 To ask questions about this Proxy Statement/Prospectus.        Call your Safeco Fund's toll-free telephone number:
                                                                1-800-624-5711.
-------------------------------------------------------------------------------------------------------------------------------

Background to the Reorganizations


     Safeco Asset Management Company ("SAM"), the Safeco Funds' investment adviser until August 2, 2004, was a subsidiary of Safeco Corporation, a multi-line insurance company. On August 2, 2004, Symetra Financial Corporation ("Symetra") acquired certain assets from Safeco Corporation, including all of the capital stock of SAM. While reviewing the operations of SAM in anticipation of that transaction, Symetra determined that engaging in the business of investment adviser to the Safeco Funds was not a core business that it intended to continue. After investigating and discussing several alternatives for ongoing investment management of the Safeco Funds with the Trustees, Symetra conducted a search for a new investment adviser for the Safeco Funds. Ultimately Symetra decided to recommend to the Boards that Pioneer Investment Management, Inc. ("Pioneer") be hired to manage the Safeco Funds on an interim basis until the Reorganizations occur and the Safeco Funds be reorganized into similar mutual funds managed by Pioneer.

     The Board met at a series of meetings in July 2004. At these meetings, your Trustees received and evaluated materials regarding Pioneer and the Pioneer Funds, including the performance record and expense structure of each of the Pioneer Funds, the impact of the proposed Reorganizations on the Safeco Funds' shareholders, and the quality of the services offered by Pioneer. At these meetings, the Trustees met with representatives of Pioneer. In addition to these general factors, the Trustees also considered these and other factors specifically in the context of each Reorganization. On July 30, 2004, the Board, including all of the Trustees who are not interested persons of SAM (the "Independent Trustees"), unanimously voted to approve each of the Reorganizations. In approving the Reorganizations, the Board determined that the Reorganizations were in the best interests of the Safeco Funds' shareholders and the interests of existing Safeco Funds' shareholders will not be diluted as a result of the Reorganizations.

     Pioneer believes that it can offer favorable long-term investment performance and enhanced shareholder services to the Safeco Funds' shareholders. The Reorganizations will, by combining the assets of two mutual funds and, by being part of a family of funds with greater distribution capabilities, offer the potential for increased economies of scale. Increased economies of scale have the potential of benefiting the shareholders of your Safeco Funds and the Pioneer Funds by spreading fixed costs over a larger asset base and reducing expenses on a per share basis. There can be no assurance that such economies of scale will be realized.


Why the Trustees are Recommending the Reorganizations


     The Trustees believe that reorganizing your Safeco Fund into a portfolio with a substantially similar investment objective and similar investment policies that is part of the Pioneer family of funds offers you potential benefits. These potential benefits and considerations include:

     o SAM, the investment adviser to each of the Safeco Funds until August 2, 2004, was acquired by Symetra. Symetra informed the Board that it was not interested in continuing to provide investment advisory services to the Safeco Funds. Therefore, a change in your Safeco Fund's investment adviser was necessary;


     o The track record of Pioneer in managing the Pioneer Funds as compared to the historical performance of the Safeco Funds;

     o The resources of Pioneer, including its infrastructure in shareholder services;

     o The opportunity to be part of a significantly larger family of funds, with additional product offerings and enhanced shareholder servicing options;


     o Pioneer's commitment until December 10, 2006, or such later date that is the second anniversary of the day on which each Reorganization closes (the "Closing Date"), to limit the expenses of the Investor Class shares of each Pioneer Fund; and

     o Shareholders who own shares in their name as of the closing of the Reorganizations (i.e., not in the name of a broker or other intermediary) and maintain their account may purchase Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund or purchase Class A share of another Pioneer Fund without paying any sales charge. Investor Class shares will not be offered after the Reorganizations.

How Each Reorganization will Work

     o Safeco Fund shareholder-directed exchanges and purchases made by check, ACH, or wire will be accepted up until 1 p.m. (Pacific Time) on Wednesday, December 8, 2004. Exchange and purchase requests received after this deadline will be rejected and returned. Purchase and exchange requests made by Safeco Fund shareholders through financial institutions or advisers must do so earlier to ensure the trade can be processed within this deadline. Financial institutions and advisers that trade electronically (NSCC) with the Safeco Funds can place exchange and purchase requests up until 1 p.m. (Pacific Time) on Tuesday, December 7, 2004. Exchanges and purchases received after this deadline will be rejected and returned. The Safeco Funds will not process purchases made via automatic investment method (AIM) after December 8, 2004. Dividend/capital gain reinvestment and established systematic exchanges will continue through December 10, 2004.

     o Each Safeco Fund will transfer all of its assets to a corresponding Pioneer Fund. Each Pioneer Fund will assume the corresponding Safeco Fund's liabilities that are included in the calculation of such Safeco Fund's net asset value on the Closing Date.

     o Each Pioneer Fund will issue Investor Class shares to the corresponding Safeco Fund in amounts equal to the aggregate net asset value of that Safeco Fund's shares. Shareholders of your Safeco Fund will receive Investor Class shares of the corresponding Pioneer Fund. These shares will be distributed to shareholders in proportion to the relative net asset value of their share holdings on the Closing Date. On the Closing Date, shareholders will hold the shares of the Pioneer Fund with the same aggregate net asset value as the shares of your Safeco Fund that you held immediately prior to the Reorganization.


     o    Each Safeco Fund will be dissolved after the Closing Date.

     o Shares of the Investor Class of a Pioneer Fund will automatically convert to Class A shares of the Pioneer Fund at the end of the calendar month that is two years after the Closing Date.


     o Pioneer acts as investment adviser to each Pioneer Fund. Until December 10, 2006, or such later date that is the second anniversary of the Closing Date, Pioneer has agreed to limit each Pioneer Fund's expenses (excluding extraordinary expenses) for Investor Class shares. Pioneer is not required to limit any expenses after December 10, 2006, or such later date that is the second anniversary of the Closing Date.


     o The Reorganizations are intended to result in no income, gain or loss being recognized for federal income tax purposes to any of the Pioneer Funds, the Safeco Funds or the shareholders of the Safeco Funds.


     o In recommending each of the Reorganizations, the Trustees of your Safeco Fund have determined that the Reorganization is in the best interest of your Safeco Fund and will not dilute the interests of shareholders of your Safeco Fund. The Trustees have made that determination on the basis of the factors listed above and discussed in more detail under each proposal. A reorganization might not be in the best interest of the shareholders of a mutual fund if the surviving fund had higher expenses, less experienced management or the adviser did not have adequate resources to manage the affairs of the mutual fund.

     o If the Reorganizations are approved, the Safeco Trust will file with the SEC an application for deregistration on Form N-8F under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and will cease to exist as an investment company when such application is approved.

Who is Pioneer

     Pioneer is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and acts as investment adviser to mutual funds and institutional accounts. Pioneer or its predecessors have been managing mutual funds since 1928 and at June 30, 2004 had, together with its affiliates, over $35 billion in assets under management. Pioneer is an indirect, wholly-owned subsidiary of UniCredito Italiano S.p.A., an Italian Bank.

     In addition to the Investor Class shares to be issued in the Reorganization, each Pioneer Fund also offers Class A shares (subject to an initial sales load and a Rule 12b-1 Plan), Class B shares (subject to a contingent deferred sales charge and a Rule 12b-1 Plan), and Class C shares (subject to a contingent deferred sales charge and a Rule 12b-1 Plan). In addition, most of the Pioneer Funds also offer Class Y shares (which are an institutional class of shares and are not subject to a sales charge or a Rule 12b-1 Plan) and Class R shares (which are offered only to certain retirement plans).

Who Bears the Expenses Associated with the Reorganizations

     Pioneer and Symetra will pay all out of pocket expenses of the Safeco Funds and the Pioneer Funds associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this joint Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations; (3) the legal fees and expenses incurred by the Safeco Funds in connection with the Reorganizations; and (4) the Trustees' fees and out of pocket expenses incurred as a result of the Reorganizations.

Will Pioneer and Symetra Benefit from the Reorganizations

     Pioneer will benefit from managing a larger pool of assets. Pioneer is also acquiring certain assets associated with SAM's mutual funds and institutional account advisory business. In consideration for the acquisition of these assets and certain covenants from Symetra and SAM, including their assistance in facilitating the Reorganizations and their obligation to indemnify Pioneer against certain liabilities, Pioneer has agreed to pay Symetra up to $30 million. This amount is subject to downward adjustment if the net assets of the Safeco Funds that approve the Reorganizations (together with assets in certain other accounts) are less than $2.6 billion. Under this agreement, Pioneer and Symetra have also agreed, among other things, that (i) once the Investor Class converts to Class A shares, Pioneer Funds Distributor, Inc. ("PFD"), the principal underwriter of the Pioneer Funds, shall make payments to Safeco Securities, Inc. ("Safeco Securities") pursuant to a Rule 12b-1 plan equal to 0.25% of the average daily net assets attributable to accounts maintained by former shareholders of the Safeco Funds; (ii) PFD will make additional continuing payments out of its own resources to Safeco Securities, following Pioneer's acquisition of assets from SAM, at an annual rate of 0.05% of the average daily net assets of any Pioneer Fund held by or for the account of any former shareholders of the Safeco Funds (including assets invested in any Pioneer Fund as a result of the Reorganization or otherwise) and, in connection with purchases of shares of the Pioneer Funds by former shareholders of the Safeco Funds after the acquisition, PFD will pay out of its own resources to Safeco Securities an amount equal to 0.20% of the amount of such purchases; and (iii) Symetra and SAM will be subject to certain non-competition provisions.

Why is an Interim Investment Advisory Agreements being Voted On

     Having determined to recommend the Reorganizations, the Trustees elected to appoint Pioneer as investment adviser to each Safeco Fund until the closing of the Reorganizations given that Symetra had indicated that it did not wish to continue to offer investment advisory services to the Safeco Funds. In connection with the retention of Pioneer, the sub-advisory agreement with Bank of Ireland Asset Management (U.S.) Limited with respect to Safeco International Stock Fund, and the sub-advisory agreement with RCM Capital Management LLC with respect to Safeco Large-Cap Growth Fund, were terminated.

     Under the Investment Company Act, shareholders must approve any new investment advisory agreement for a Safeco Fund. However, Rule 15a-4 under the Investment Company Act permits the Board to appoint an adviser on an interim basis without prior shareholders' approval of an investment advisory agreement with the adviser if the new adviser agrees to provide such services on the same terms as the previous adviser. An adviser may act on such an interim basis for a period of 150 days. Because Pioneer will be making the payment to Symetra as discussed above, any fees that Pioneer would be entitled to under the interim investment advisory agreement will be held in escrow until shareholder approval of the agreement is obtained. If shareholders of a Safeco Fund do not approve the interim investment advisory agreement, Pioneer will not receive the fee under the current investment advisory agreement with SAM but instead would be paid a fee based upon Pioneer's cost in managing the Fund. If the Reorganizations and the interim investment advisory agreements are not approved by December 30, 2004, Pioneer will no longer provide advisory services to the Safeco Funds, unless an extension of the 150 -day period is permitted by a rule or independent position of the staff of the SEC. If both the Reorganization and appointment of Pioneer are approved, the interim investment advisory agreement will continue in effect until the closing of the Reorganization.

What Happens if a Reorganization is not Approved

     If a Reorganization is not approved by shareholders, the Board will consider what action to take. Such action could include liquidating the Safeco Fund or seeking SEC relief to permit Pioneer to serve as investment adviser beyond the 150-day limitation period.

Who is Eligible to Vote


     Shareholders of record on October 8, 2004 are entitled to attend and vote at the Meeting or any adjournment of the Meeting. On each proposal, all shareholders of a Safeco Fund, regardless of the class of shares held, will vote together as a single class. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement and Plan of Reorganization and the interim advisory agreement with Pioneer. If any other business comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.


                               TABLE OF CONTENTS


                                                                                              Page
                                                                                              ---
INTRODUCTION .............................................................................
PROPOSAL 1(a) -- SAFECO BALANCED FUND ....................................................      7
PROPOSAL 1(b) -- SAFECO CORE EQUITY FUND .................................................     20
PROPOSAL 1(c) -- SAFECO GROWTH OPPORTUNITIES FUND ........................................     33
PROPOSAL 1(d) -- SAFECO INTERNATIONAL STOCK FUND .........................................     46
PROPOSAL 1(e) -- SAFECO LARGE-CAP GROWTH FUND ............................................     60
PROPOSAL 1(f) -- SAFECO LARGE-CAP VALUE FUND .............................................     74
PROPOSAL 1(g) -- SAFECO MULTI-CAP CORE FUND ..............................................     88
PROPOSAL 1(h) -- SAFECO SMALL-CAP VALUE FUND .............................................    104
TERMS OF EACH AGREEMENT AND PLAN OF REORGANIZATION .......................................    118
TAX STATUS OF EACH REORGANIZATION ........................................................    119
PROPOSAL 2(a)-(h) -- APPROVAL OF AN INTERIM INVESTMENT ADVISORY AGREEMENT WITH PIONEER ...    120
VOTING RIGHTS AND REQUIRED VOTE ..........................................................    122
ADDITIONAL INFORMATION ABOUT THE PIONEER FUNDS ...........................................    122
FINANCIAL HIGHLIGHTS .....................................................................    129
INFORMATION CONCERNING THE MEETING .......................................................    136
OWNERSHIP OF SHARES OF THE FUNDS .........................................................    138
EXPERTS ..................................................................................    146
AVAILABLE INFORMATION ....................................................................    146
EXHIBIT A-1 -- FORM OF AGREEMENT AND PLAN OF REORGANIZATION (C/D) ........................    A-1
EXHIBIT A-2 -- FORM OF AGREEMENT AND PLAN OF REORGANIZATION (F) ..........................   A-22
EXHIBIT B -- FORM OF INTERIM ADVISORY AGREEMENT ..........................................    B-1
EXHIBIT C -- ADDITIONAL INFORMATION REGARDING PIONEER ....................................    C-1
EXHIBIT D -- PORTFOLIO MANAGER'S DISCUSSION OF PERFORMANCE ...............................    D-1

                           Safeco Balanced Fund and
                             Pioneer Balanced Fund

                                  PROPOSAL 1(a)

                Approval of Agreement and Plan of Reorganization


                                     SUMMARY


     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-1 because they contain details that are not in the summary.

     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

     In the table below, if a row extends across the entire table, the policy disclosed applies to both your Safeco Fund and the Pioneer Fund.


         Comparison of Safeco Balanced Fund to the Pioneer Balanced Fund


------------------------------------------------------------------------------------------------------------------------------------
                                         Safeco Balanced Fund                             Pioneer Balanced Fund
------------------------------------------------------------------------------------------------------------------------------------
 Business                  A series of Safeco Common Stock Trust,           A diversified open-end management
                           a diversified open-end management                investment company registered under the
                           investment company organized as a                Investment Company Act and organized as
                           Delaware statutory trust.                        a Delaware statutory trust.
------------------------------------------------------------------------------------------------------------------------------------
 Net assets as of          $19.5 million                                    $132 million
 June 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
 Investment advisers and   Investment adviser (until August 2, 2004):       Investment adviser:
 portfolio managers        SAM                                              Pioneer

                           Portfolio Managers (until August 2, 2004):       Portfolio Managers:
                           Rex L. Bentley (since 1996)                      Day-to-day management of the Fund's
                           Lynette D. Sagvold (since 1996)                  portfolio is the responsibility of co-managers
                           Greg Card (since 2004)                           Timothy Mulrenan (equity securities) and
                           Tim Hokari (since 2004)                          Richard Schlanger (fixed income securities).
                           Lesley Fox (since 2004)
                           Nancy McFadden (since 2004)                      Mr. Mulrenan joined Pioneer in 1997 and has
                                                                            managed portfolios since 1998. Mr. Schlanger
                           Currently Pioneer is acting as investment        joined Pioneer in 1988.
                           adviser to Safeco Balanced Fund. The Portfolio
                           Managers of Pioneer Balanced Fund, as
                           indicated in the next column, currently manage
                           Safeco Balanced Fund.
------------------------------------------------------------------------------------------------------------------------------------
 Investment objective      Safeco Balanced Fund seeks growth and            Pioneer Balanced Fund seeks capital growth
                           income consistent with the preservation          and current income by actively managing
                           of capital.                                      a diversified portfolio of equity securities
                                                                            and bonds.
------------------------------------------------------------------------------------------------------------------------------------
                           The investment objective of each Fund is fundamental and cannot be changed without shareholder approval.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                        Safeco Balanced Fund                              Pioneer Balanced Fund
------------------------------------------------------------------------------------------------------------------------------------
 Primary investments     Under normal market conditions, Safeco            Under normal market conditions, Pioneer
                         Balanced Fund invests from 50% to 70% of its      Balanced Fund invests in a diversified portfolio
                         assets in common stocks and at least 25% of       of equity securities and bonds. Pioneer
                         its assets in debt securities.                    allocates the Fund's assets between equity
                                                                           and debt securities based on its assessment
                                                                           of current business, economic and market
                                                                           conditions. Normally, equity and debt
                                                                           securities each represent 75% and 25%,
                                                                           respectively, of the Fund's net assets.
------------------------------------------------------------------------------------------------------------------------------------
 Investment strategies   Safeco Balanced Fund seeks growth and             Pioneer Balanced Fund uses a blended value/
                         income consistent with the preservation of        growth style of management. In selecting
                         capital through a "disciplined value" approach.   equity securities, the Fund seeks securities
                                                                           selling at reasonable prices and then holds
                         When evaluating a stock to purchase for the       these securities until the market values
                         Fund, SAM historically looked for companies       reflect their intrinsic values. In selecting debt
                         having one or more of the following               securities, the Fund considers both broad
                         characteristics:                                  economic factors and issuer specific factors.

                         o Undervalued stock price as measured by
                           price-to-earnings ratios and dividend
                           potential relative to comparable companies
                         o Potential to beat the S&P 500 Index average
                           for risk adjusted returns over the next
                           three-to five-year outlook

                         o Good long-term growth potential

                           When evaluating a debt security to buy for the Fund, SAM historically considered factors such as:

                         o The issuer's creditworthiness
                         o The sensitivity of the security to changes in
                           interest rates
                         o The level to which that market sector is
                           already represented by the Fund's assets
------------------------------------------------------------------------------------------------------------------------------------
 Other investments       Safeco Balanced Fund may invest up to 10%         Pioneer Balanced Fund may invest up to
                         of its net assets in debt securities may be       10% of its total assets in debt securities
                         invested in below investment grade bonds.         rated below investment grade, including
                                                                           convertible debt.

                                                                           The Fund may invest up to 25% of its total
                                                                           assets in real estate investment trusts.
                                                                           Up to 25% of the Fund's total assets may
                                                                           e invested in equity and debt securities of
                                                                           non-U.S. issuers.

                                                                           The Fund will not invest more than 5% of
                                                                           its total assets in the securities of emerging
                                                                           markets issuers.

                                                                           The Fund may invest in U.S. government
                                                                           securities, mortgage-backed and asset-
                                                                           backed securities.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                          Safeco Balanced Fund                              Pioneer Balanced Fund
------------------------------------------------------------------------------------------------------------------------------------
 Temporary defensive       Safeco Balanced Fund may hold cash or invest       Pioneer Balanced Fund may invest all or part
 strategies                in high-quality, short-term securities issued      of its assets in securities with remaining
                           by an agency or instrumentality of the U.S.        maturities of less than one year, cash
                           government, high-quality commercial paper,         equivalents or may hold cash.
                           certificates of deposit, shares of no-load,
                           open-end money market funds, or
                           repurchase agreements.
------------------------------------------------------------------------------------------------------------------------------------
 Diversification           Each Fund is diversified for the purpose of the Investment Company Act and each Fund is subject to diversification requirements under the Internal Revenue Code of 1986, as amended
                           (the "Code").
------------------------------------------------------------------------------------------------------------------------------------
 Industry concentration    Each Fund may not invest more than 25% of its assets in any one industry.
------------------------------------------------------------------------------------------------------------------------------------
 Restricted and illiquid   If immediately after and as a result of such       Pioneer Balanced Fund may not invest more
 securities                action the value of the following securities, in   than 15% of its net assets in securities which
                           the aggregate, would exceed 15% of Safeco          are illiquid and other securities which are not
                           Balanced Fund's net assets, the Fund will not      readily marketable.
                           (i) purchase securities for which there is no
                           readily available market, (ii) purchase time
                           deposits maturing in more than seven days,
                           (iii) purchase over-the-counter (OTC) options
                           or hold assets set aside to cover OTC options
                           written by the Fund, (iv) enter into repurchase
                           agreements maturing in more than seven
                           days, or (v) invest in interests in real estate
                           investment trusts which are not readily
                           marketable or interests in real estate limited
                           partnerships which are not listed or traded
                           on the NASDAQ Stock Market.
------------------------------------------------------------------------------------------------------------------------------------
 Borrowing                 Safeco Balanced Fund may borrow money              Pioneer Balanced Fund may not borrow
                           (i) from banks or (ii) by engaging in reverse      money, except the Fund may: (a) borrow
                           repurchase agreements.                             from banks or through reverse repurchase
                                                                              agreements in an amount up to 331/3% of
                                                                              the Fund's total assets (including the amount
                                                                              borrowed); (b) to the extent permitted by
                                                                              applicable law, borrow up to an additional 5%
                                                                              of the Fund's assets for temporary purposes;
                                                                              (c) obtain such short-term credits as are
                                                                              necessary for the clearance of portfolio
                                                                              transactions; (d) purchase securities on
                                                                              margin to the extent permitted by applicable
                                                                              law; and (e) engage in transactions in
                                                                              mortgage dollar rolls that are accounted for
                                                                              as financings.
------------------------------------------------------------------------------------------------------------------------------------
 Lending                   Safeco Balanced Fund may lend securities to        Pioneer Balanced Fund may make both short-
                           qualified institutional investors with a value     term (nine months or less) and long-term
                           of up to 33% of the Fund's total assets.           loans of its portfolio securities to the extent
                                                                              of 30% of the value of the Fund's total assets
                                                                              computed at the time of making such loans.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                Safeco Balanced Fund                               Pioneer Balanced Fund
------------------------------------------------------------------------------------------------------------------------------------
 Derivative instruments          Safeco Balanced Fund may write a put or call        Pioneer Balanced Fund may use futures and
                                 option if, as a result thereof, the aggregate       options on securities, indices and currencies,
                                 value of the assets underlying all such options     forward currency exchange contracts and
                                 does not exceed 25% of the Fund's net assets.       other derivatives. The Fund does not use
                                 The Fund may purchase a put or call option          derivatives as a primary investment technique
                                 or option on a futures contract if, as a result     and generally limits their use to hedging.
                                 thereof, the aggregate premiums paid on all         However, the Fund may use derivatives for a
                                 options or options on futures contracts held        variety of non-principal purposes, including:
                                 by the Fund do not exceed 20% of the Fund's
                                 net assets.                                         o As a hedge against adverse changes
                                                                                       in stock market prices, interest rates
                                 The Fund may enter into any futures contract          or currency exchange rates
                                 or option on futures contract if, as a result       o As a substitute for purchasing or
                                 thereof, the aggregate margin deposits and            selling securities
                                 premiums required on all such instruments           o To increase the Fund's return as a
                                 do not exceed 5% of the Fund's net assets.            non-hedging strategy that may be
                                                                                       considered speculative
                                 The Fund may not purchase securities on
                                 margin. However, the Fund may (i) obtain
                                 short-term credits as necessary to clear
                                 its purchases and sales of securities, and
                                 (ii) make margin deposits in connection
                                 with its use of financial options and futures,
                                 forward and spot currency contracts, swap
                                 transactions and other financial contracts or
                                 derivative instruments.
------------------------------------------------------------------------------------------------------------------------------------
 Other investment policies and   As described above, the Funds have substantially similar principal investment strategies and
 restrictions                    policies. Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Fund's other investment policies and fundamental and non-
                                 fundamental investment restrictions, see the SAI.
------------------------------------------------------------------------------------------------------------------------------------
                                                          Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------------
 Sales charges                   Purchases under $1,000,000 of Class A shares        The Investor Class shares of Pioneer Balanced
                                 of the Fund are subject to a 5.75% front-end        Fund you receive in the Reorganization will
                                 sales charge.                                       not be subject to any sales charge. Moreover,
                                                                                     if you own shares in your own name as of the
                                 Contingent deferred sales charge of up to 5%        closing of the Reorganization (i.e., not in the
                                 if you redeem Class B shares within six years       name of a broker or other intermediary) and
                                 of purchase.                                        maintain your account, you may purchase
                                                                                     Class A shares of Pioneer Balanced Fund and
                                 Contingent deferred sales charge of 1% if           Class A shares of any Fund in the Pioneer
                                 you redeem Class C shares within one year           family of funds through such account in the
                                 of purchase.                                        future without paying any sales charge.

                                 Purchases of Investor Class shares of the Fund      Except as described above, Class A shares
                                 are not subject to a sales load.                    of Pioneer Balanced Fund are subject to a
                                                                                     front-end sales charge of up to 4.50%.
                                 The Fund assesses a mandatory redemption
                                 fee of 2%, as a percentage of the amount
                                 redeemed or exchanged, on Class A and
                                 Investor Class shares held less than 30 days.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                               Safeco Balanced Fund                                Pioneer Balanced Fund
------------------------------------------------------------------------------------------------------------------------------------
 Management and other fees   Safeco Balanced Fund pays an advisory fee on a        Pioneer Balanced Fund pays Pioneer a
                             monthly basis at an annual rate as follows:           management fee equal to Pioneer's annual fee
                                                                                   is equal to the Fund's average daily net assets
                             $0-$250,000,000:   0.70 of 1%                         as follows:
                             $250,000,001-$750,000,000:   0.65 of 1%
                             $750,000,001-$1,250,000,000:   0.60 of 1%             $0-$1 billion: 0.65%
                             Over $1,250,000,000:   0.55 of 1%                     Next $4 billion: 0.60%
                                                                                   Over $5 billion: 0.55%
                             SAM serves as administrator and fund
                             accounting agent for the Fund. The Fund pays          During its most recent fiscal year, Pioneer
                             SAM an administrative services fee of 0.05%           Balanced Fund paid an advisory fee at an
                             of the Fund's average daily net assets up to the      average rate of 0.65% of average daily
                             first $200,000,000 and 0.01% of its net assets        net assets.
                             thereafter, and an accounting fee of 0.04% of
                             the Fund's average daily net assets up to the         In addition, the Fund reimburses Pioneer for
                             first $200,000,000 and 0.01% of its net               certain fund accounting and legal expenses
                             assets thereafter.                                    incurred on behalf of the Fund and pays
                                                                                   a separate shareholder servicing/transfer
                             During its most recent fiscal year, Safeco            agency fee to Pioneer Investment Management
                             Balanced Fund paid aggregate advisory and             Shareholder Services, Inc. ("PIMSS"), an
                             administration fees at an average rate of             affiliate of Pioneer.
                             0.79% of average daily net assets.
                             SAM had contractually agreed until April 30,          For the fiscal year ended December 31, 2003,
                             2009, to pay certain fund operating expenses          the Fund's total annual operating expenses for
                             (but not all of the operating expenses of the         Class A shares were 1.38% of average daily
                             Fund) that exceeded the rate of 0.40% per             net assets. The Fund does not currently have
                             annum of the Fund's average daily net assets.         an expense limitation for its Class A shares.
                             This arrangement included all Fund operating
                             expenses except management fees, Rule 12b-1           Pioneer has agreed until the second anniversary
                             fees, brokerage commissions, interest, and            of the closing of the Reorganization to limit the
                             extraordinary expenses.                               expenses (excluding extraordinary expenses) of
                                                                                   the Investor Class to 1.10% of the average daily
                             For the fiscal year ended December 31, 2003,          net assets attributable to the Investor Class.
                             the Fund's annual operating expenses for Class A
                             shares, after giving effect to the expense            The Investor Class Shares to be issued in
                             limitation were 1.35%, and without giving effect      the Reorganization will convert to Class A
                             to the expense limitation, were 1.93% per share.      shares after two years. Class A shares will
                                                                                   have higher expenses per share than Investor
                             For the fiscal year ended December 31, 2003,          Class Shares due to the Rule 12b-1 Plan. In
                             the Fund's annual operating expenses for Class B      addition, although Pioneer has agreed to limit
                             shares, after giving effect to the expense            the expenses attributable to Investor Class
                             limitation were 2.10%, and without giving effect      shares, Pioneer is not required to limit the
                             to the expense limitation, were 2.75% per share.      expenses attributable to Class A shares.

                             For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Class C shares, after giving effect to the expense limitation were 2.10%, and without giving effect to the expense limitation, were 42.09% per share.

                             For the fiscal year ended December 31, 2003,
                             the Fund's annual operating expenses for
                             Investor Class shares, after giving effect to the
                             expense limitation were 1.10%, and without
                             giving effect to the expense limitation, were
                             1.43% per share.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                            Safeco Balanced Fund                             Pioneer Balanced Fund
------------------------------------------------------------------------------------------------------------------------------------
 Distribution and service   Investor Class shares of each Fund are not subject to a Rule 12b-1 fee. Pioneer Investor Class
 (12b-1) fee                shares will convert into Class A shares after two years. Class A shares of each Fund are subject to a Rule 12b-1 fee equal to 0.25% annually of average daily net assets.
------------------------------------------------------------------------------------------------------------------------------------
 Buying shares              You may buy shares of the Fund directly             You may buy shares from any investment firm
                            through Safeco Securities, the Fund's principal     that has a sales agreement with PFD. Existing
                            underwriter or through brokers, registered          shareholders of Safeco Balanced Fund who
                            investment advisers, banks and other financial      own shares in their own name as of the
                            institutions that have entered into selling         closing date of the Reorganization and who
                            agreements with the Fund's principal underwriter,   maintain their accounts may buy shares of
                            as described in the Fund's prospectus.              any fund in the Pioneer family of funds
                                                                                through such accounts in the future without
                            Certain account transactions may be done by         paying sales charges.
                            telephone.
                                                                                If the account is established in the
                                                                                shareholder's own name, shareholders may
                                                                                also purchase additional shares of Pioneer
                                                                                Balanced Fund by telephone or online.
------------------------------------------------------------------------------------------------------------------------------------
 Exchange privilege         There are no sales charges on shares you            You may exchange shares of Pioneer
                            acquire through dividend reinvestment or other      Balanced Fund without incurring any fee on
                            fund distributions or for shares that you have      the exchange with the more than 62 other
                            exchanged for shares of the same class of           Pioneer Funds. Your exchange would be for
                            another Fund.                                       Class A shares, which would be subject to
                                                                                a Rule 12b-1 fee. An exchange generally is
                            Certain account transactions may be done by         treated as a sale and a new purchase of
                            telephone.                                          shares for federal income tax purposes.

                                                                                If the account is established in the
                                                                                shareholder's own name, shareholders may
                                                                                also exchange shares of Pioneer Balanced
                                                                                Fund for shares of other Pioneer Funds by
                                                                                telephone or online.
------------------------------------------------------------------------------------------------------------------------------------
 Selling shares             Investor Class and Class A shares will be sold at net asset value per share next calculated after each Fund receives your request in good order.
------------------------------------------------------------------------------------------------------------------------------------
                            You may sell your shares by contacting the          Normally, your investment firm will send your
                            Fund directly in writing or by contacting a         request to sell shares to PIMSS. You can
                            financial intermediary as described in the          also sell your shares by contacting the Fund
                            Fund's prospectus.                                  directly if your account is registered in
                                                                                your name.

                                                                                If the account is established in the
                                                                                shareholder's own name, shareholders may
                                                                                also redeem shares of Pioneer Balanced Fund
                                                                                by telephone or online.
------------------------------------------------------------------------------------------------------------------------------------


Comparison of Principal Risks of Investing in the Funds

     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

     o The stock market goes down (this risk may be greater in the short term)

     o The Fund's equity investments do not have the growth potential originally expected

     o Stocks selected for income do not achieve the same return as securities selected for capital growth

     Each Fund also has risks associated with investing in debt securities. Each Fund could underperform other investments if:

     o Interest rates go up causing the value of the Fund's portfolio to decline

     o The issuer of a debt security owned by the Fund defaults on its obligation to pay principal or interest or has its credit rating downgraded

     o During periods of declining interest rates, the issuer of a security may exercise its option to repay earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as a call prepayment risk

     o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as an extension risk

     o Pioneer's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect


     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.


     Investments in the Funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in either Fund.

Past Performance


     Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results.

                     Safeco Balanced Fund -- Investor Class
                          Calendar Year Total Returns*


       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

  '97     '98    '99    '00     '01     '02     '03
16.64   12.56   1.05   5.09   -0.29   -8.74   16.90


* During the period shown in the bar chart, your Safeco Fund's highest quarterly return was 11.10% for the quarter ended June 30, 2003, and the lowest quarterly return was -10.04% for the quarter ended September 30, 2002.

                    Pioneer Balanced Fund -- Class A Shares
                         Calendar Year Total Returns*


       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

  '94     '95    '96     '97    '98    '99    '00     '01     '02     '03
-4.31   22.00   9.89   13.92   1.14   3.15   5.38   -2.87   11.20   15.99


* During the period shown in the bar chart, Pioneer Balanced Fund's highest quarterly return was 8.99% for the quarter ended June 30, 2003, and the lowest quarterly return was -11.66% for the quarter ended September 30, 2002.


                             Safeco Balanced Fund
             Average Annual Total Returns as of December 31, 2003


---------------------------------------------------------------------------------------------------------
                                                                                                 Since
                                                                       1 Year      5 Years     Inception(1)
 Safeco Balanced Fund, Class A Shares*
---------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                     9.96%       1.00%        5.48%
---------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(2)                                  9.45%       0.03%        4.12%
---------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(2)          6.70%       0.27%        3.94%
---------------------------------------------------------------------------------------------------------
 Safeco Balanced Fund, Class B Shares*
---------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                    10.79%       1.08%        5.66%
---------------------------------------------------------------------------------------------------------
 Safeco Balanced Fund, Class C Shares*
---------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                    14.76%       1.45%        5.53%
---------------------------------------------------------------------------------------------------------
 Safeco Balanced Fund, Investor Class Shares*
---------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                    16.90%       2.47%        6.55%
---------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(2)                                 16.29%       1.37%        5.06%
---------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(2)         11.26%       1.45%        4.79%
---------------------------------------------------------------------------------------------------------
 S&P 500 Index3
  (reflects no deduction for fees, expenses or taxes)                   28.67%      -0.57%        9.02%
---------------------------------------------------------------------------------------------------------
 60% Russell 1000 Value/40% Lehman Brothers Aggregate Bond Index(3)
  (reflects no deduction for fees, expenses or taxes)                   19.66%       4.79%        9.11%
---------------------------------------------------------------------------------------------------------

* Returns for Class A, Class B and Class C shares have not been restated to reflect Rule 12b-1 fees prior to September 30, 1996, and would be lower if they were.

(1)  The Fund commenced operations on January 31, 1996.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.


(3) The S&P 500 Index, an unmanaged index of 500 stocks, and the 60/40 combination of the Russell 1000 Value Index and the Lehman Brothers Aggregate Bond Index, are for reference only and do not mirror the Fund's investments.

                     Pioneer Balanced Fund -- Class A Shares
              Average Annual Total Returns as of December 31, 2003

-----------------------------------------------------------------------------------------------------
                                                                     1 Year      5 Years     10 Years
 Pioneer Balanced Fund, Class A Shares
-----------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  10.78%       0.76%       4.38%
-----------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(1)                               10.19%      -0.11%       2.40%
-----------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(1)        6.98%       0.10%       2.56%
-----------------------------------------------------------------------------------------------------
 S&P 500 Index(2)
  (reflects no deduction for fees, expenses or taxes)                 28.67%      -0.57%      11.06%
-----------------------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Bond Index(3)
  (reflects no deduction for fees, expenses or taxes)                  4.10%       6.62%       6.95%
-----------------------------------------------------------------------------------------------------


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.


(2) The S&P 500 Index, an unmanaged index of 500 stocks, is for reference only and does not mirror the Fund's investments.

(3) The Lehman Brothers Aggregate Bond Index is for reference only and does not mirror the Fund's investments.


     Pioneer Balanced Fund's Investor Class shares will not be outstanding prior to the closing of the Reorganization and consequently have no performance history. However, the performance record of the Investor Class would be modestly higher than the performance of Class A shares due to the lower expenses applicable to the Investor Class.


     The most recent portfolio manager's discussion of each Fund's performance is attached as Exhibit D.

The Funds' Fees and Expenses


     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for your Safeco Fund, the expenses of your Safeco Fund for the period ended December 31, 2003 and (ii) for Pioneer Balanced Fund, the expenses of Pioneer Balanced Fund for the period ended December 31, 2003. Future expenses for all share classes may be greater or less.

                                                                                                                        Pro Forma
                                                                                                             Safeco      Pioneer
                                                                         Safeco      Safeco      Safeco     Balanced    Balanced
                                                                        Balanced    Balanced    Balanced      Fund        Fund
                                                                          Fund        Fund        Fund      Investor    Investor
                                                                         Class A     Class B     Class C      Class      Class9
Shareholder transaction fees (paid directly from your investment)       --------    --------    --------    --------    ---------
Maximum sales charge (load) when you buy shares as a percentage
 of offering price ..................................................      5.75%(6)    None        None        None        None(1)
Maximum deferred sales charge (load) as a % of purchase price or the
 amount you receive when you sell shares, whichever is less .........      None        5.00%(7)    1.00%(8)    None        None
Redemption fees for shares held less than 30 days ...................      2.00%       None        None        2.00%       None
Wire redemption fee .................................................     $  20(4)    $  20(4)    $  20(4)    $  20(4)    $  10
Annual low balance fee ..............................................     $  12(5)    $  12(5)    $  12(5)    $  12(5)     None
Annual fund operating expenses (deducted from fund assets)
 (as a % of average net assets)
Management fee ......................................................      0.70%       0.70%       0.70%       0.70%       0.65%
Distribution and service (12b-1) fee ................................      0.25%       1.00%       1.00%       None        None
Other expenses ......................................................      0.98%       1.05%      40.39%       0.73%       0.61%
Total fund operating expenses .......................................      1.93%       2.75%      42.09%       1.43%       1.26%
Expense reimbursement/reduction .....................................      0.58%(2)    0.65%(2)   39.99%(2)    0.33%(2)    0.16%(3)
Net fund operating expenses .........................................      1.35%       2.10%       2.10%       1.10%       1.10%


----------

(1) No sales load will apply to shares received in the Reorganization by shareholders of your Safeco Fund who become shareholders of record of Pioneer Balanced Fund through the Reorganization. In addition, shareholders of your Safeco Fund who own shares in their own name (i.e., not in the name of a broker or other intermediary) and maintain such account as of the closing of the Reorganization may purchase Class A shares of Pioneer Balanced Fund or of any fund in the Pioneer family of funds through such account in the future without paying a sales charge.

(2) As described above, SAM had contractually agreed to reimburse Safeco Balanced Fund for certain Fund operating expenses (but not all of the operating expenses of the Fund) that exceeded the rate of 0.40% per annum of the Fund's average daily net assets. This arrangement included all fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, interest, and extraordinary expenses.


(3) Pioneer has agreed that through the second anniversary of the closing of the Reorganization, Pioneer will limit the expenses (excluding extraordinary expenses) of the Investor Class shares of Pioneer Balanced Fund to 1.10% of average daily net assets.

(4) There is a higher charge for international wire redemptions, which may vary by country or dollar amount.


(5) A low balance fee is charged once each year in December for accounts with balances under $1,000 in your Safeco Fund.

(6) Purchases of $1,000,000 or more of Class A shares of your Safeco Fund are not subject to a front-end sales charge, but a 1.00% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified retirement plans.

(7) The contingent deferred sales charge on Class B shares of your Safeco Fund reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.


(8) The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.


(9) The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares. Class A shares do not currently have an expense limitation.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's gross operating expenses remain the same, (e) the expense limitations are in effect for five years for Safeco Balanced Fund and two years for Pioneer Balanced Fund and (f) the Investor Class shares of Pioneer Balanced Fund convert to Class A shares after two years. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

  Example

            Safeco Balanced Fund

  Class A Shares
  Year 1 ........................ $  705
  Year 3 ........................ $  978
  Year 5 ........................ $1,272
  Year 10 ....................... $2,447

                           With         Without
  Class B Shares         redemption    redemption
  Year 1 ..............    $  713        $  213
  Year 3 ..............    $  958        $  658
  Year 5 ..............    $1,329        $1,129
  Year 10 .............    $2,418        $2,418

                            With         Without
  Class C Shares         redemption    redemption
  Year 1 ..............    $  313        $  213
  Year 3 ..............    $  658        $  658
  Year 5 ..............    $1,129        $1,129
  Year 10 .............    $2,658        $2,658

  Investor Class Shares
  Year 1 ........................ $  112
  Year 3 ........................ $  350
  Year 5 ........................ $  606
  Year 10 ....................... $1,553

           Pro Forma Pioneer Balanced Fund

  Investor Class Shares
  Year 1 ........................ $  112
  Year 3 ........................ $  380
  Year 5 ........................ $  700
  Year 10 ....................... $1,607

Reasons for the Proposed Reorganization

     The Trustees believe that the proposed Reorganization is in the best interests of Safeco Balanced Fund. The Trustees considered the following matters, among others, in approving the proposal.


     First, SAM, the investment adviser to the Fund until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it did not intend to continue to provide investment advisory services to the Safeco Funds. Consequently, a change in your Safeco Fund's investment adviser was necessary.

     Second, the investment performance of Pioneer Balanced Fund is comparable to the investment performance of your Safeco Fund. For the five year period ended June 30, 2004, Class A shares of Pioneer Balanced Fund had an average annual return of 1.34% compared to an average annual return of the Class A shares and Investor shares of your Safeco Fund of 0.32% and 1.78%, respectively, during the same period. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

     Third, the resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutions and other clients. As of June 30, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $151 billion worldwide. Shareholders of your Safeco Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 62 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your Safeco Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

     Fourth, Pioneer Balanced Fund's lower gross operating expenses and Pioneer's commitment until the second anniversary of the Reorganization to limit the expenses (excluding extraordinary expenses) of the Investor Class of Pioneer Balanced Fund to 1.10% of average daily net assets. This expense ratio is below the gross expenses of each class of shares of your Safeco Fund and is the same or lower than expenses net of expense reimbursement of each class of shares of your Safeco Fund.


     Fifth, the substantially larger size of Pioneer Balanced Fund offers greater opportunity for diversification of the investment portfolio, which should help to reduce risks.


     Sixth, shareholders who own shares in their name as of the closing of the Reorganization (i.e., not in the name of a broker or other intermediary) and maintain their account may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund or purchase Class A share of another Pioneer Fund without paying any sales charge.


     Seventh, the Investor Class shares of Pioneer Balanced Fund received in the Reorganization will provide Safeco Balanced Fund shareholders with exposure to substantially the same investment product as they currently have.


     Pioneer and Symetra will pay all out of pocket expenses of the Safeco Funds and the Pioneer Funds associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this joint Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations; (3) the legal fees and expenses incurred by the Safeco Funds in connection with the Reorganizations; and (4) the Trustees' fees and out of pocket expenses incurred as a result of the Reorganizations.

     The Trustees also considered that Pioneer and Symetra will benefit from the Reorganization. See "Certain Agreements between Pioneer and Symetra."

     The Board of Trustees of Pioneer Balanced Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer Balanced Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer Balanced Fund and its shareholders.

                                CAPITALIZATION


     The following table sets forth the capitalization of each Fund as of June 30, 2004, and the pro forma capitalization of the combined Fund as of June 30, 2004.

                                                                           Pro Forma
                                         Safeco           Pioneer           Pioneer
                                        Balanced          Balanced         Balanced
                                          Fund              Fund             Fund
                                     June 30, 2004     June 30, 2004     June 30, 2004
                                    ---------------   ---------------   --------------
Total Net Assets (in thousands)       $   19,459      $  132,104         $   151,563
  Class A shares ................     $    1,784      $  103,881         $   103,881
  Class B shares ................     $    1,622      $   18,462         $    18,462
  Class C shares ................     $      109      $    9,761         $     9,761
  Investor Class shares .........     $   15,944             N/A         $    19,459

Net Asset Value Per Share
  Class A shares ................     $    11.88      $     9.57         $      9.57
  Class B shares ................     $    11.84      $     9.47         $      9.47
  Class C shares ................     $    11.84      $     9.54         $      9.54
  Investor Class shares .........     $    11.83             N/A         $      9.57

Shares Outstanding
  Class A shares ................        150,124      10,851,975          10,851,975
  Class B shares ................        137,010       1,949,543           1,949,543
  Class C shares ................          9,194       1,023,264           1,023,264
  Investor Class shares .........      1,347,406             N/A           2,033,333

     It is impossible to predict how many shares of Pioneer Balanced Fund will actually be received and distributed by your Safeco Fund on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer Balanced Fund's shares that will actually be received and distributed.


                      BOARD'S EVALUATION AND RECOMMENDATION


     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Safeco Fund. Similarly, the board of trustees of Pioneer Balanced Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer Balanced Fund.

     The Trustees recommend that the shareholders of your Safeco Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                           Safeco Core Equity Fund and
                                  Pioneer Fund

                                  PROPOSAL 1(b)

                Approval of Agreement and Plan of Reorganization


                                     SUMMARY


     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-1 because they contain details that are not in the summary.

     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

     In the table below, if a row extends across the entire table, the policy disclosed applies to both your Safeco Fund and the Pioneer Fund.


            Comparison of Safeco Core Equity Fund to the Pioneer Fund


------------------------------------------------------------------------------------------------------------------------------------
                                    Safeco Core Equity Fund                                 Pioneer Fund
------------------------------------------------------------------------------------------------------------------------------------
 Business                  A series of Safeco Common Stock Trust,            A diversified open-end management
                           a diversified open-end management                 investment company registered under
                           investment company organized as a                 the Investment Company Act organized as
                           Delaware statutory trust.                         a Delaware statutory trust.
------------------------------------------------------------------------------------------------------------------------------------
 Net assets as of          $694.6 million                                    $6,321 million
 June 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
 Investment advisers and   Investment adviser (until August 2, 2004):        Investment adviser:
 portfolio managers        SAM                                               Pioneer

                           Portfolio Managers (until August 2, 2004):        Portfolio Managers:
                           Richard D. Meagley (since 1995)                   Day-to-day management of the Pioneer Fund's
                           Darcy MacLaren (since 2003)                       portfolio is the responsibility of John A. Carey
                                                                             and Walter Hunnewell, Jr. Mr. Carey joined
                           Currently Pioneer is acting as investment         Pioneer in 1979 and Mr. Hunnewell joined
                           adviser to the Safeco Core Equity Fund. The       pioneer in 2001.
                           Portfolio Managers of the Pioneer Fund, as
                           indicated in the next column, currently
                           manage your Safeco Fund.
------------------------------------------------------------------------------------------------------------------------------------
 Investment objective      Safeco Core Equity Fund seeks long-term           Pioneer Fund seeks reasonable income and
                           growth of capital and reasonable current          capital growth through investments primarily
                           income.                                           in equity securities of U.S. issuers.
------------------------------------------------------------------------------------------------------------------------------------
                           The investment objective of each Fund is fundamental and cannot be changed without shareholder approval.
------------------------------------------------------------------------------------------------------------------------------------
 Primary investments       Under normal market conditions, Safeco Core       Pioneer Fund invests a major portion of
                           Equity Fund invests at least 80% of net assets    its assets in equity securities, primarily of
                           (plus any borrowings for investment purposes)     U.S. issuers. For purposes of the Fund's
                           in equity securities and, to a much lesser        investment policies, equity securities include
                           extent, invests in equity related securities.     common stocks, convertible debt and other
                                                                             equity instruments such as depositary
                                                                             receipts, warrants, rights and preferred stock.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                    Safeco Core Equity Fund                                  Pioneer Fund
------------------------------------------------------------------------------------------------------------------------------------
 Investment strategies    Safeco Core Equity Fund seeks investments           Pioneer Fund uses a "value" style of
                          in fundamentally sound companies with good          management and seeks securities selling at
                          long-term potential. SAM historically evaluated     reasonable prices or substantial discounts to
                          numerous measures such as current valuation,        their underlying values and then holds these
                          profitability, management, competitive position     securities until the market values reflect their
                          and financial soundness.                            intrinsic values. Pioneer looks at the following
                                                                              factors in selecting investments: favorable
                                                                              expected returns relative to perceived risk;
                                                                              above average potential for earnings and
                                                                              revenue growth; low market valuations relative
                                                                              to earnings forecast, book value, cash flow
                                                                              and sales; a sustainable competitive advantage
                                                                              such as a brand name, customer base,
                                                                              proprietary technology or economies of scale.
------------------------------------------------------------------------------------------------------------------------------------
 Other investments        Safeco Core Equity Fund may invest up to 20%        Pioneer Fund may invest up to 10% of its
                          of its assets in foreign securities which are       total assets in equity and debt securities of
                          listed on a national exchange, including            non-U.S. corporate issuers and debt securities
                          investments in American Depositary Receipts.        of non-U.S. government issuers.

                          The Fund may invest in securities convertible       The Fund will not invest more than 5% of
                          into common stock, but less than 35% of its         its total assets in securities of emerging
                          total assets will be invested in such securities.   market issuers.

                                                                              The Fund may invest up to 5% of its net
                                                                              assets in below investment grade debt
                                                                              securities issued by both U.S. and non-U.S.
                                                                              corporate and government issuers.
------------------------------------------------------------------------------------------------------------------------------------
 Temporary defensive      Safeco Core Equity Fund may hold cash or            Pioneer Fund may invest all or part of its
 strategies               invest in high-quality, short-term securities       assets in securities with remaining maturities
                          issued by an agency or instrumentality of the       of less than one year, cash equivalents or
                          U.S. government, high-quality commercial            may hold cash.
                          paper, certificates of deposit, shares of
                          no-load, open-end money market funds,
                          or repurchase agreements.
------------------------------------------------------------------------------------------------------------------------------------
 Diversification          Each Fund is diversified for the purpose of the Investment Company Act and each Fund is subject to diversification requirements under the Code.
------------------------------------------------------------------------------------------------------------------------------------
 Industry concentration   Each Fund may not invest more than 25% of its assets in any one industry.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                     Safeco Core Equity Fund                                 Pioneer Fund
------------------------------------------------------------------------------------------------------------------------------------
 Restricted and illiquid   If immediately after and as a result of such        Pioneer Fund may not invest more than
 securities                action the value of the following securities, in    15% of its net assets in securities which are
                           the aggregate, would exceed 15% of Safeco           illiquid and other securities which are not
                           Core Equity Fund's net assets, the Fund will        readily marketable.
                           not (i) purchase securities for which there is
                           no readily available market, (ii) purchase time
                           deposits maturing in more than seven days,
                           (iii) purchase over-the-counter (OTC) options
                           or hold assets set aside to cover OTC options
                           written by the Fund, (iv) enter into repurchase
                           agreements maturing in more than seven
                           days, or (v) invest in interests in real estate
                           investment trusts which are not readily
                           marketable or interests in real estate limited
                           partnerships which are not listed or traded on
                           the NASDAQ Stock Market.
------------------------------------------------------------------------------------------------------------------------------------
 Borrowing                 Safeco Core Equity Fund may borrow money            Pioneer Fund may not borrow money, except
                           (i) from banks or (ii) by engaging in reverse       the Fund may: (a) borrow from banks or
                           repurchase agreements.                              through reverse repurchase agreements in
                                                                               an amount up to 33 1/3% of the Fund's total
                                                                               assets (including the amount borrowed);
                                                                               (b) to the extent permitted by applicable law,
                                                                               borrow up to an additional 5% of the Fund's
                                                                               assets for temporary purposes; (c) obtain
                                                                               such short-term credits as are necessary
                                                                               for the clearance of portfolio transactions;
                                                                               (d) purchase securities on margin to the
                                                                               extent permitted by applicable law; and
                                                                               (e) engage in transactions in mortgage dollar
                                                                               rolls that are accounted for as financings.
------------------------------------------------------------------------------------------------------------------------------------
 Lending                   Safeco Core Equity Fund may lend securities to      Pioneer Fund may lend portfolio securities
                           qualified institutional investors with a value of   with a value that may not exceed 331/3% of
                           up to 33% of the Fund's total assets.               the value of its assets.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              Safeco Core Equity Fund                              Pioneer Fund
------------------------------------------------------------------------------------------------------------------------------------
 Derivative instruments          Safeco Core Equity Fund may write put or call       Pioneer Fund may use futures and options on
                                 options if, as a result thereof, the aggregate      securities, indices and currencies, forward
                                 value of the assets underlying all such options     currency exchange contracts and other
                                 does not exceed 25% of the Fund's net assets.       derivatives. The Fund does not use derivatives
                                                                                     as a primary investment technique and
                                 Safeco Core Equity Fund may purchase put or         generally limits their use to hedging. However,
                                 call options or options on futures contracts if,    the Fund may use derivatives for a variety of
                                 as a result thereof, the aggregate premiums         non-principal purposes, including:
                                 paid on all options or options on futures
                                 contracts do not exceed 20% of the Fund's           o As a hedge against adverse changes in
                                 net assets.                                           stock market prices, interest rates or
                                                                                       currency exchange rates
                                 Safeco Core Equity Fund may enter into              o As a substitute for purchasing or selling
                                 any futures contract or option on a futures           securities
                                 contract, if as a result thereof, the aggregate     o To increase the Fund's return as a non-
                                 margin deposits and premiums required on all          hedging strategy that may be considered
                                 such instruments does not exceed 5% of the            speculative
                                 Fund's net assets.

                                 Safeco Core Equity Fund may not purchase
                                 securities on margin. However, the Fund may
                                 (i) obtain short-term credits as necessary to
                                 clear its purchases and sales of securities and
                                 (ii) make margin deposits in connection with
                                 its use of financial options and futures,
                                 forward and spot currency contracts, swap
                                 transactions and other financial contracts or
                                 derivative instruments.
------------------------------------------------------------------------------------------------------------------------------------
 Other investment policies and   As described above, the Funds have substantially similar principal investment strategies and
 restrictions                    policies. Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
------------------------------------------------------------------------------------------------------------------------------------
                                                              Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------------
 Sales charges                   Purchases under $1,000,000 of Class A shares        The Investor Class shares of Pioneer Fund
                                 of Safeco Core Equity Fund are subject to a         you receive in the Reorganization will not be
                                 5.75% front-end sales charge.                       subject to any sales charge. Moreover, if you
                                                                                     own shares in your own name as of the
                                 Contingent deferred sales charge of up to 5%        closing of the Reorganizationm (i.e., not in
                                 if you redeem Class B shares within six years       the name of a broker or other intermediary)
                                 of purchase.                                        and maintain your account, you may purchase
                                                                                     Class A shares of Pioneer Fund and Class A
                                 Contingent deferred sales charge of 1% if           shares of any fund in the Pioneer family of
                                 you redeem Class C shares within one year           funds through such account in the future
                                 of purchase.                                        without paying any sales charge.

                                 Purchases of Investor Class shares of Safeco        Except as described above, Class A shares of
                                 Core Equity Fund                                    Pioneer Fund are subject to a front-end sales
                                 are not subject to a sales load.                    charge of up to 5.75%.

                                 Safeco Core Equity Fund assesses a mandatory
                                 redemption fee of 2%, as a percentage of the
                                 amount redeemed or exchanged, on Class A and
                                 Investor Class shares held less than 30 days.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                          Safeco Core Equity Fund                                   Pioneer Fund
------------------------------------------------------------------------------------------------------------------------------------
 Management and other fees   Safeco Core Equity Fund pays an advisory            Pioneer Fund pays Pioneer an annual basic fee
                             fee on a monthly basis at an annual rate            of 0.60% of the Fund's average daily net assets.
                             as follows:
                                                                                 Pioneer's fee increases or decreases depending
                             $0-$250,000,000:               0.70 of 1%           upon whether the Fund's performance exceeds,
                             $250,000,001-$750,000,000:     0.65 of 1%           or is exceeded by, that of the S&P 500 Index
                             $750,000,001-$1,250,000,000:   0.60 of 1%           over the specified performance period. Each
                             Over $1,250,000,000:           0.55 of 1%           percentage point of difference between the
                                                                                 performance of the Class A shares and the index
                             SAM serves as administrator and Fund                (limited to a maximum of -10%) is multiplied
                             accounting agent for the Fund. The Fund pays        by a performance rate adjustment of 0.01%.
                             SAM an administrative services fee of 0.05%         As a result, the fee is subject to a maximum
                             of the Fund's average daily net assets up to the    annualized rate adjustment of -0.10%. This
                             first $200,000,000 and 0.01% of its net assets      performance comparison is made at the end of
                             thereafter, and an accounting fee of 0.04% of       each month. An appropriate monthly percentage
                             the Fund's average daily net assets up to the       of this annual rate (based on the number of
                             first $200,000,000 and 0.01% of its net             days in the current month) is then applied to
                             assets thereafter.                                  the Fund's average net assets for the entire
                                                                                 performance period, giving a dollar amount that
                             During its most recent fiscal year, Safeco          is added to (or subtracted from) the basic fee.
                             Core Equity Fund paid aggregate advisory and        In addition, the fee is also further limited to a
                             administration fees at an average rate of 0.71%     maximum annualized rate adjustment of -0.10%
                             of average daily net assets.                        (i.e., the management fee will not exceed 0.70%
                                                                                 or be less than 0.50%). However, Pioneer
                             SAM had contractually agreed until April 30,        currently is waving the lower limitation on its
                             2009, to pay certain Fund operating expenses        fee, but may reimpose it in the future. Because
                             (but not all of the operating expenses of the       any adjustments to the basic fee begin with the
                             Fund) that exceeded the rate of 0.40% per           comparative performance of the Fund and the
                             annum of the Fund's average daily net assets.       performance record of the index, the controlling
                             This arrangement included all Fund operating        factor is not whether fund performance is up or
                             expenses except management fees, Rule 12b-1         down, but whether it is up or down more or
                             fees, brokerage commissions, interest, and          less than the performance record of the index,
                             extraordinary expenses.                             regardless of general market performance.

                             For the fiscal year ended December 31, 2003,        During its most recent fiscal year, Pioneer Fund
                             the Fund's annual operating expenses for Class      paid an advisory fee at an average rate of 0.50%
                             A shares, after giving effect to the expense        of average daily net assets.
                             limitation were 1.32%, and without giving
                             effect to the expense limitation, were 3.40%.       In addition, the Fund reimburses Pioneer for
                                                                                 certain fund accounting and legal expenses
                             For the fiscal year ended December 31, 2003,        incurred on behalf of the Fund and pays a
                             the Fund's annual operating expenses for Class      separate shareholder servicing/transfer agency
                             B shares, after giving effect to the expense        fee to PIMSS, an affiliate of Pioneer.
                             limitation were 2.07%, and without giving
                             effect to the expense limitation, were 2.38%.       For the fiscal year ended December 31, 2003,
                                                                                 the Fund's total annual operating expenses for
                             For the fiscal year ended December 31, 2003,        Class A shares were 1.09% of average daily net
                             the Fund's annual operating expenses for Class      assets. The Fund does not currently have an
                             C shares, after giving effect to the expense        expense limitation for its Class A shares.
                             limitation were 2.07%, and without giving
                             effect to the expense limitation, were 2.41%.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                          Safeco Core Equity Fund                                Pioneer Fund
------------------------------------------------------------------------------------------------------------------------------------
 Management and other fees   For the fiscal year ended December 31, 2003,      Pioneer has agreed until the second
 (continued)                 the Fund's annual operating expenses for          anniversary of the closing of the
                             Investor Class shares were 1.05%.                 Reorganization to limit the expenses
                                                                               (excluding extraordinary expenses) of the
                                                                               Investor Class to 1.02% of the average daily
                                                                               net assets attributable to the Investor Class.

                                                                               The Investor Class shares to be issued in
                                                                               the Reorganization will convert to Class A
                                                                               shares after two years. Class A shares will
                                                                               have higher expenses per share than Investor
                                                                               Class shares due to the Rule 12b-1 Plan. In
                                                                               addition, although Pioneer has agreed to limit
                                                                               the expenses attributable to Investor Class
                                                                               shares, Pioneer is not required to limit the
                                                                               expenses attributable to Class A shares.
------------------------------------------------------------------------------------------------------------------------------------
 Distribution and service    Investor Class shares of each Fund are not subject to a Rule 12b-1 fee. Pioneer Investor Class
 (12b-1) fee                 shares will convert into Class A shares after two years. Class A shares of each Fund are subject to a Rule 12b-1 fee equal to 0.25% annually of average daily net assets.
------------------------------------------------------------------------------------------------------------------------------------
 Buying shares               You may buy shares of the Fund directly           You may buy shares from any investment firm
                             through Safeco Securities, the Fund's principal   that has a sales agreement with PFD, Pioneer
                             underwriter or through brokers, registered        Fund's distributor. Existing shareholders of
                             investment advisers, banks and other financial    Safeco Core Equity Fund who own shares
                             institutions that have entered into selling       in their own name as of the closing date of
                             agreements with the Fund's principal              the Reorganization and who maintain their
                             underwriter, as described in the Fund's           accounts may buy shares of any fund in
                             prospectus.                                       the Pioneer family of funds through such
                                                                               accounts in the future without paying
                             Certain account transactions may be done          sales charges.
                             by telephone.
                                                                               If the account is established in the
                                                                               shareholder's own name, shareholders may
                                                                               also purchase additional shares of Pioneer
                                                                               Fund by telephone or online.
------------------------------------------------------------------------------------------------------------------------------------
 Exchange privilege          There are no sales charges on shares you          You may exchange shares of Pioneer Fund
                             acquire through dividend reinvestment or other    without incurring any fee on the exchange
                             fund distributions or for Class A shares that     with the more than 62 other Pioneer Funds.
                             you have exchanged for Class A shares of          Your exchange would be for Class A shares,
                             another Fund.                                     which would be subject to Rule 12b-1 fees.
                                                                               An exchange generally is treated as a sale and
                             Certain account transactions may be done          a new purchase of shares for federal income
                             by telephone.                                     tax purposes.

                                                                               If the account is established in the
                                                                               shareholder's own name, shareholders may
                                                                               also exchange shares of Pioneer Fund for
                                                                               shares of other Pioneer Funds by telephone
                                                                               or online.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                             Safeco Core Equity Fund                            Pioneer Fund
------------------------------------------------------------------------------------------------------------------------------------
 Selling shares   Investor Class and Class A shares will be sold at the net asset value per share next calculated after each Fund receives your request in good order.
------------------------------------------------------------------------------------------------------------------------------------
                  You may sell your shares by contacting the    Normally, your investment firm will send
                  Fund directly in writing or by contacting a   your request to sell shares to PIMSS. You
                  financial intermediary as described in the    can also sell your shares by contacting the
                  Fund's prospectus.                            Fund directly if your account is registered
                                                                in your name.

                                                                If the account is established in the
                                                                shareholder's own name, shareholders
                                                                may also redeem shares of Pioneer Fund
                                                                by telephone or online.
------------------------------------------------------------------------------------------------------------------------------------


Comparison of Principal Risks of Investing in the Funds

     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

     o The stock market goes down (this risk may be greater in the short term)

     o    Value stocks fall out of favor with investors

     o The Fund's assets remain undervalued or do not have the potential value originally expected

     o Stocks selected for income do not achieve the same return as securities selected for capital growth


     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

Past Performance


     Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results.


                   Safeco Core Equity Fund -- Investor Class
                         Calendar Year Total Returns*

       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

 '94     '95     '96     '97     '98    '99      '00     '01      '02     '03
9.93   25.26   25.01   24.21   24.93   9.37   -10.97   -9.72   -26.33   24.68


* During the period shown in the bar chart, your Safeco Fund's highest quarterly return was 18.72% for the quarter ended December 31, 1998, and the lowest quarterly return was -18.37% for the quarter ended September 30, 2002.


                        Pioneer Fund -- Class A Shares
                         Calendar Year Total Returns*

       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

  '94     '95     '96     '97     '98     '99    '00      '01      '02     '03
-0.57   26.64   19.70   38.47   29.09   15.63   0.12   -11.13   -20.26   24.58

* During the period shown in the bar chart Pioneer Fund's highest quarterly return was 22.33% for the quarter ended December 31, 1998, and the lowest quarterly return was -18.18% for the quarter ended September 30, 2002.

                             Safeco Core Equity Fund
              Average Annual Total Returns as of December 31, 2003

----------------------------------------------------------------------------------------------------------
                                                                     1 Year       5 Years      10 Years
----------------------------------------------------------------------------------------------------------
 Safeco Core Equity Fund, Class A Shares
----------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  17.23%        -5.61%       7.12%
----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(1)                               17.15%        -6.09%       5.51%
----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(1)       11.29%        -4.83%       5.36%
----------------------------------------------------------------------------------------------------------
 Safeco Core Equity Fund, Class B Shares
----------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  18.53%        -5.54%       7.23%
----------------------------------------------------------------------------------------------------------
 Safeco Core Equity Fund, Class C Shares
----------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  22.42%        -5.17%       7.14%
----------------------------------------------------------------------------------------------------------
 Safeco Core Equity Fund, Investor Class Shares
----------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  24.68%        -4.19%       7.99%
----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(1)                               24.55%        -4.78%       6.28%
----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(1)       16.19%        -3.72%       6.08%
----------------------------------------------------------------------------------------------------------
 S&P 500 Index(2)
  (reflects no deduction for fees, expenses or taxes)                 28.67%        -0.57%      11.06%
----------------------------------------------------------------------------------------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

(2) The S&P 500 Index, an unmanaged index of 500 stocks, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

                        Pioneer Fund -- Class A Shares
             Average Annual Total Returns as of December 31, 2003


----------------------------------------------------------------------------------------------------------
                                                                     1 Year       5 Years       10 Years
----------------------------------------------------------------------------------------------------------
 Pioneer Fund, Class A shares
----------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  17.40%        -0.76%        10.00%
----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(1)                               17.06%        -1.46%         8.47%
----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(1)       11.28%        -0.87%         8.01%
----------------------------------------------------------------------------------------------------------
 S&P 500 Index(2)
  (reflects no deduction for fees, expenses or taxes)                 28.67%        -0.57%        11.06%
----------------------------------------------------------------------------------------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

(2) The S&P 500 Index, an unmanaged index of 500 stocks, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

     Pioneer Fund's Investor Class shares will not be outstanding prior to the closing of the Reorganization and consequently have no performance history. However, the performance record of the Investor Class would be modestly higher than the performance of Class A shares due to the lower expenses applicable to the Investor Class.


     The most recent portfolio manager's discussion of each Fund's performance is attached as Exhibit D.


The Funds' Fees and Expenses

     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for the Safeco Core Equity Fund, the expenses of Safeco Core Equity Fund for the period ended December 31, 2003 and (ii) for Pioneer Fund, the expenses of Pioneer Fund for the period ended December 31, 2003. Future expenses for all share classes may be greater or less.


                                                                                                                           Pro Forma
                                                                       Safeco       Safeco       Safeco        Safeco       Pioneer
                                                                    Core Equity  Core Equity  Core Equity    Core Equity     Fund
                                                                        Fund         Fund         Fund          Fund       Investor
                                                                      Class A      Class B      Class C    Investor Class  Class (9)
Shareholder transaction fees (paid directly from your investment)   -----------  -----------  -----------  --------------  ---------
Maximum sales charge (load) when you buy shares as a percentage
 of offering price ................................................    5.75%(6)     None         None           None         None(1)
Maximum deferred sales charge (load) as a percentage of
 purchase price or the amount you receive when you sell shares,
 whichever is less ................................................    None         5.00%(7)     1.00%(8)       None         None
Redemption fees for shares held less than 30 days .................    2.00%        None         None           2.00%         N/A
Wire redemption fee ...............................................   $  20(4)     $  20(4)     $  20(4)       $  20(4)     $  10
Annual low balance fee ............................................   $  12(5)     $  12(5)     $  12(5)       $  12(5)       N/A

Annual fund operating expenses (deducted from fund assets)
 (as a % of average net assets)
Management fee ....................................................    0.67%        0.67%        0.67%          0.67%        0.52%
Distribution and service (12b-1) fee ..............................    0.25%        1.00%        1.00%          None         None
Other expenses ....................................................    2.48%        0.71%        0.74%          0.38%        0.41%
Total fund operating expenses .....................................    3.40%        2.38%        2.41%          1.05%        0.93%
Expense reimbursement/reduction ...................................    2.08%(2)     0.31%(2)     0.34%(2)       None(2)      None(3)
Net fund operating expenses .......................................    1.32%        2.07%        2.07%          1.05%        0.93%

----------
(1) No sales load will apply to shares received in the Reorganization by shareholders of your Safeco Fund who become shareholders of record of Pioneer Fund through the Reorganization. In addition, shareholders of your Safeco Fund who own shares in their own name (i.e., not in the name of a broker or other intermediary) and maintain such account as of the closing of the Reorganization may purchase Class A Shares of Pioneer Fund or of any fund in the Pioneer family of funds through such account in the future without paying a sales charge.

(2) As described above, SAM had contractually agreed to reimburse Safeco Core Equity Fund for certain Fund operating expenses (but not all of the operating expenses of the Fund) that exceeded the rate of 0.40% per annum of the Fund's average daily net assets. This arrangement included all fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, interest, and extraordinary expenses.


(3) Pioneer has agreed that through the second anniversary of the closing of the Reorganization, Pioneer will limit the expenses (excluding extraordinary expenses) of the Investor Class shares of Pioneer Fund to 1.02% of average daily net assets.

(4) There is a higher charge for international wire redemptions, which may vary by country or dollar amount.


(5) A low balance fee is charged once each year in December for accounts with balances under $1,000 in your Safeco Fund.

(6) Purchases of $1,000,000 or more of Class A shares of your Safeco Fund are not subject to a front-end sales charge, but a 1.00% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified retirement plans.

(7) The contingent deferred sales charge on Class B shares of your Safeco Fund reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.

(8) The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.

(9) The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's gross operating expenses remain the same, (e) the expense limitations are in effect for five years for Safeco Core Equity Fund and two years for Pioneer Fund and (f) and the Investor Class shares of Pioneer Fund convert to Class A shares after two years. The examples are for comparison purposes only and are not a representation of either fund's actual expenses or returns, either past or future.

  Example

               Safeco Core Equity Fund
  Class A Shares
  Year 1 ....................... $  702
  Year 3 ....................... $  969
  Year 5 ....................... $1,257
  Year 10 ...................... $3,255

                            With         Without
  Class B Shares         redemption    redemption
  Year 1 ..............    $  710        $  210
  Year 3 ..............    $  949        $  649
  Year 5 ..............    $1,314        $1,114
  Year 10 .............    $3,057        $3,057

                            With         Without
  Class C Shares         redemption    redemption
  Year 1 ..............    $  310        $  210
  Year 3 ..............    $  649        $  649
  Year 5 ..............    $1,114        $1,114
  Year 10 .............    $2,599        $2,599

  Investor Class Shares
  Year 1 ....................... $  107
  Year 3 ....................... $  334
  Year 5 ....................... $  579
  Year 10 ...................... $1,283

                Pro Forma Pioneer Fund

  Investor Class Shares
  Year 1 ....................... $   95
  Year 3 ....................... $  310
  Year 5 ....................... $  556
  Year 10 ...................... $1,261

Reasons for the Proposed Reorganization

     The Trustees believe that the proposed Reorganization is in the best interests of Safeco Core Equity Fund. The Trustees considered the following matters, among others, in approving the proposal.


     First, SAM, the investment adviser to the Fund until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it did not intend to continue to provide investment advisory services to the Safeco Funds. Consequently, a change in your Safeco Fund's investment adviser was necessary.

     Second, the historical investment performance of Pioneer Fund is higher than your Safeco Fund's investment performance. For the one, five and 10 year periods ended June 30, 2004, Class A shares of Pioneer Fund had an average annual return of 18.13%; -1.14%; and 11.16% compared to an average annual return of the Class A shares and Investor Class shares of 7.30% and 14.16% (one year), -7.12% and -5.70% (five years) and 7.11% and 7.99% (ten years), respectively, during the same period. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

     Third, the resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of June 30, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $151 billion worldwide. Shareholders of your Safeco Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 62 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your Safeco Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

     Fourth, Pioneer Fund's lower operating expenses and Pioneer's commitment until the second anniversary of the Reorganization to limit the expenses (excluding extraordinary expenses) of the Investor Class of Pioneer Fund to 1.02% of average daily net assets. This expense ratio is below or equal to the gross expenses and expenses net of expense reimbursement of the class shares of your Safeco Fund. While you will experience higher expenses once the Investor Class shares convert to Class A shares after two years, the Class A expense ratio for the most recent fiscal year was 1.09% of average daily net assets, which was below the net expenses of the Class A shares of your Safeco Fund and only four basis points above the net expenses of the Investor Class of your Safeco Fund.


     Fifth, the substantially larger size of Pioneer Fund offers greater opportunity for diversification of the investment portfolio, which should help to reduce risks.


     Sixth, shareholders who own shares in their name as of the closing of the Reorganization (i.e., not in the name of a broker or other intermediary) and maintain their account may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund or purchase Class A share of another Pioneer Fund without paying any sales charge.


     Seventh, the Investor Class shares of Pioneer Fund received in the Reorganization will provide Safeco Core Equity Fund shareholders with exposure to substantially the same investment product as they currently have.


     Pioneer and Symetra will pay all out of pocket expenses of the Safeco Funds and the Pioneer Funds associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this joint Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations;
(3) the legal fees and expenses incurred by the Safeco Funds in connection with the Reorganizations; and (4) the Trustees' fees and out of pocket expenses incurred as a result of the Reorganizations.

     The Trustees also considered that Pioneer and Symetra will benefit from the Reorganization. See "Certain Agreements between Pioneer and Symetra."

     The Board of Trustees of Pioneer Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer Fund and its shareholders.

                                CAPITALIZATION


     The following table sets forth the capitalization of each Fund as of June 30, 2004, and the pro forma combined Fund as of June 30, 2004.

                                           Safeco
                                        Core Equity         Pioneer          Pro Forma
                                            Fund              Fund         Pioneer Fund
                                       June 30, 2004     June 30, 2004     June 30, 2004
                                      ---------------   ---------------   --------------
  Total Net Assets (in thousands)     $  694,570         $  6,321,081      $  7,015,651
    Class A shares ................   $   17,431         $  5,328,526      $  5,328,526
    Class B shares ................   $    8,846         $    538,395      $    538,395
    Class C shares ................   $      196         $    295,384      $    295,384
    Investor Class shares .........   $  668,097                  N/A           694,570
    Class R shares ................          N/A         $     11,139      $     11,139
    Class Y shares ................          N/A         $    147,637      $    147,637
  Net Asset Value Per Share
    Class A shares ................   $    17.04         $      38.64      $      38.64
    Class B shares ................   $    16.58         $      37.77      $      37.77
    Class C shares ................   $    16.60         $      37.44      $      37.44
    Investor Class shares .........   $    17.01                  N/A      $      38.64
    Class R shares ................          N/A         $      38.69      $      38.69
    Class Y shares ................          N/A         $      38.73      $      38.73
  Shares Outstanding
    Class A shares ................    1,022,979          137,918,274       137,918,274
    Class B shares ................      533,442           14,254,949        14,254,949
    Class C shares ................       11,810            7,890,437         7,890,437
    Investor Class shares .........   39,269,334                  N/A        17,975,414
    Class R shares ................          N/A              287,937           287,937
    Class Y shares ................          N/A            3,811,827         3,811,827

     It is impossible to predict how many shares of Pioneer Fund will actually be received and distributed by your Safeco Fund on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer Fund's shares that will actually be received and distributed.


                      BOARD'S EVALUATION AND RECOMMENDATION


     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Safeco Fund. Similarly, the Board of Trustees of Pioneer Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer Fund.

     The Trustees recommend that the shareholders of your Safeco Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                     Safeco Growth Opportunities Fund and
                       Pioneer Growth Opportunities Fund
                                 PROPOSAL 1(c)


                Approval of Agreement and Plan of Reorganization

                                    SUMMARY


     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire proxy statement, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-2 because they contain details that are not in the summary.

     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

     In the table below, if a row extends across the entire table, the policy disclosed applies to both your Safeco Fund and the Pioneer Fund.

      Comparison of Safeco Growth Opportunities Fund to the Pioneer Growth
                               Opportunities Fund

------------------------------------------------------------------------------------------------------------------------------------
                               Safeco Growth Opportunities Fund               Pioneer Growth Opportunities Fund
------------------------------------------------------------------------------------------------------------------------------------
 Business                  A series of Safeco Common Stock Trust,         A newly organized series of Pioneer Series
                           a diversified open-end management              Trust II, an open-end management investment
                           investment company organized as a              registered under the Investment Company Act
                           Delaware statutory trust.                      and organized as a Delaware statutory trust.
------------------------------------------------------------------------------------------------------------------------------------
 Net assets as of          $545.5 million                                 None. The Pioneer Growth Opportunities Fund
 June 30, 2004                                                            is newly organized and does not expect to
                                                                          commence investment operations until the
                                                                          Reorganization occurs.
------------------------------------------------------------------------------------------------------------------------------------
 Investment advisers and   Investment adviser (until August 2, 2004):     Investment adviser:
 portfolio managers        SAM                                            Pioneer

                           Portfolio Managers (since 2003 until           Portfolio Managers:
                           August 2, 2004):                               Day-to-day management of Pioneer Growth
                           Jeffrey Schwartz                               Opportunities Fund's portfolio will be the
                           CFA, Vice President, SAM                       responsibility of John A. Carey and Walter
                                                                          Hunnewell, Jr. Mr. Carey joined Pioneer in
                           Bill Whitlow                                   1979 and Mr. Hunnewell joined Pioneer
                           CFA, Vice President, SAM                       in 2001.

                           Currently Pioneer is acting as investment      Mr. Acheson is Vice President and joined
                           adviser to Safeco Growth Opportunities Fund.   Pioneer as a portfolio manager in 2001
                           The Portfolio Manager of the Pioneer Growth    and has been an investment professional
                           Opportunities Fund, as indicated in the next   since 1994.
                           column, currently manages your Safeco Fund.
------------------------------------------------------------------------------------------------------------------------------------
 Investment objective      Each Fund seeks growth of capital.

                           Each Fund provides written notice to shareholders at least 60 days prior to any change to its investment objective as described above.
------------------------------------------------------------------------------------------------------------------------------------
 Primary investments       To achieve its investment objective, under normal circumstances, each Fund invests most of its assets in common stocks of companies Pioneer considers to be reasonably priced or undervalued, with above average growth potential.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  Safeco Growth Opportunities Fund                  Pioneer Growth Opportunities Fund
                                                                            Pioneer Growth Opportunities Fund may invest
                                                                            a significant portion of its assets in equity
                                                                            securities of small companies.
------------------------------------------------------------------------------------------------------------------------------------
 Investment strategies                                                      When evaluating a stock to buy for each Fund,
                                                                            Pioneer considers factors such as:

                                                                            o The strength of the company's balance
                                                                              sheet
                                                                            o The quality of the management team
                                                                            o The rate at which the company's earnings
                                                                              are projected to grow
                                                                            o Whether the company's stock may be
                                                                              trading at a discount relative to its industry
                                                                              peers or the overall markets
------------------------------------------------------------------------------------------------------------------------------------
                         Safeco Growth Opportunities Fund may sell          Pioneer Growth Opportunities Fund generally
                         as stock if:                                       sells a portfolio security when Pioneer
                                                                            believes that the issuer no longer offers the
                         o Any of the above factors or other relative-      potential for growth at a reasonable price or
                           value indicators have deteriorated               if any of the above factors have deteriorated.
                         o The stock becomes overvalued, for                Pioneer makes that determination based
                           example, as a result of overly optimistic        upon the same criteria it uses to select
                           earnings forecasts                               portfolio securities.
                         o The stock price reaches a specific target
                         o Changes in market value cause the Fund
                           to hold a larger position in the stock than
                           Pioneer wants
                         o Other companies present more attractive
                           investment opportunities
                         o Cash is needed to meet shareholder
                           redemptions
------------------------------------------------------------------------------------------------------------------------------------
 Other investments       Each Fund may invest in securities convertible into common stock, but less than 35% of its total assets will be invested in such securities.

                         Each Fund may invest up to 20% of assets in foreign securities.
------------------------------------------------------------------------------------------------------------------------------------
                         Safeco Growth Opportunities Fund may invest        Pioneer Growth Opportunities Fund may invest
                         up to 10% of its total assets in debt securities   up to 5% of its total assets in debt securities
                         rated below investment grade.                      rated below investment grade, including below
                                                                            investment grade convertible debt securities.
------------------------------------------------------------------------------------------------------------------------------------
 Temporary defensive     Safeco Growth Opportunities Fund may hold          Pioneer Growth Opportunities Fund may invest
 strategies              cash or invest in high-quality, short-term         all or part of its assets in securities with
                         securities issued by an agency or                  remaining maturities of less than one year,
                         instrumentality of the U.S. government,            cash equivalents or may hold cash.
                         high-quality commercial paper, certificates of
                         deposit, shares of no-load, open-end money
                         market funds, or repurchase agreements as a
                         temporary defensive measure when market
                         conditions so warrant.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                    Safeco Growth Opportunities Fund                 Pioneer Growth Opportunities Fund
------------------------------------------------------------------------------------------------------------------------------------
 Diversification           Each Fund is diversified for the purpose of the Investment Company Act, and each Fund is subject to diversification requirements under the Code.
------------------------------------------------------------------------------------------------------------------------------------
 Industry concentration    Each Fund will not make investments that will result in the concentration (as that term may be defined in the Investment Company Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or governmental issuers of special or general tax-exempt securities, or certain bank instruments issued by domestic banks.
------------------------------------------------------------------------------------------------------------------------------------
                                                                             At times, more than 25% of Pioneer Growth
                                                                             Opportunities Fund's assets may be invested
                                                                             in the same market segment, such as
                                                                             financials or technology. To the extent the
                                                                             Fund emphasizes investments in a market
                                                                             segment, the Fund will be subject to a greater
                                                                             degree to the risks particular to the industries
                                                                             in that segment, and may experience greater
                                                                             market fluctuation, than a fund without the
                                                                             same focus. For example, industries in the
                                                                             financial segment, such as banks, insurance
                                                                             companies, broker-dealers and REITs, may
                                                                             be sensitive to changes in interest rates and
                                                                             general economic activity and are subject to
                                                                             extensive government regulation. Industries in
                                                                             the technology segment, such as information
                                                                             technology, communications equipment,
                                                                             computer hardware and software, and office
                                                                             and scientific equipment, are subject to
                                                                             risks of rapidly evolving technology, short
                                                                             product lives, rates of corporate expenditures,
                                                                             falling prices and profits, competition
                                                                             from new market entrants, and general
                                                                             economic conditions.
------------------------------------------------------------------------------------------------------------------------------------
 Restricted and illiquid   If immediately after and as a result of such      Pioneer Growth Opportunities Fund may
 securities                action the value of the following securities,     not invest more than 15% of its net assets
                           in the aggregate, would exceed 15% of the         in securities which are illiquid and other
                           Safeco Growth Opportunities Fund's net assets,    securities which are not readily marketable.
                           the Fund will not (i) purchase securities for
                           which there is no readily available market,
                           (ii) purchase time deposits maturing in more
                           than seven days, (iii) purchase over-the-
                           counter (OTC) options or hold assets set aside
                           to cover OTC options written by the Fund,
                           (iv) enter into repurchase agreements maturing
                           in more than seven days, or (v) invest in
                           interests in real estate investment trusts which
                           are not readily marketable or interests in real
                           estate limited partnerships which are not listed
                           or traded on the NASDAQ Stock Market.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                          Safeco Growth Opportunities Fund                       Pioneer Growth Opportunities Fund
------------------------------------------------------------------------------------------------------------------------------------
 Borrowing                       Safeco Growth Opportunities Fund may borrow       Pioneer Growth Opportunities Fund may
                                 money (i) from banks or (ii) by engaging in       not borrow money, except the Fund may:
                                 reverse repurchase agreements.                    (a) borrow from banks or through reverse
                                                                                   repurchase agreements in an amount up to
                                                                                   33 1/3% of the Fund's total assets (including
                                                                                   the amount borrowed); (b) to the extent
                                                                                   permitted by applicable law, borrow up to
                                                                                   an additional 5% of the Fund's assets for
                                                                                   temporary purposes; (c) obtain such
                                                                                   short-term credits as are necessary for
                                                                                   the clearance of portfolio transactions;
                                                                                   (d) purchase securities on margin to the
                                                                                   extent permitted by applicable law; and
                                                                                   (e) engage in transactions in mortgage dollar
                                                                                   rolls that are accounted for as financings.
------------------------------------------------------------------------------------------------------------------------------------
 Lending                         Safeco Growth Opportunities Fund may lend         Pioneer Growth Opportunities Fund may lend
                                 securities to qualified institutional investors   portfolio securities with a value that may not
                                 with a value of up to 33% of the Fund's           exceed 331/3% of the value of its assets.
                                 total assets.
------------------------------------------------------------------------------------------------------------------------------------
 Derivative instruments          Safeco Growth Opportunities Fund may not          Pioneer Growth Opportunities Fund may
                                 purchase securities on margin. However, the       use futures and options on securities, indices
                                 Fund may (i) obtain short-term credits as         and currencies, forward currency exchange
                                 necessary to clear its purchases and sales of     contracts and other derivatives. The Fund
                                 securities, and (ii) make margin deposits in      does not use derivatives as a primary
                                 connection with its use of financial options and  investment technique and generally limits
                                 futures, forward and spot currency contracts,     their use to hedging. However, the Fund may
                                 swap transactions and other financial contracts   use derivatives for a variety of non-principal
                                 or derivative instruments.                        purposes, including:
                                                                                   o As a hedge against adverse changes
                                                                                     in stock market prices, interest rates
                                                                                     or currency exchange rates
                                                                                   o As a substitute for purchasing or
                                                                                     selling securities
                                                                                   o To increase the Fund's return as a
                                                                                     non-hedging strategy that may be
                                                                                     considered speculative
------------------------------------------------------------------------------------------------------------------------------------
 Other investment policies and   As described above, the Funds have substantially similar principal investment strategies and
 restrictions                    policies. Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                        Safeco Growth Opportunities Fund               Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------------------------------------
                                             Buying, Selling and Exchanging Shares
--------------------------------------------------------------------------------------------------------------
 Sales charges   Purchases under $1,000,000 of Class A shares   The Investor Class shares of Pioneer
                 of Safeco Growth Opportunities Fund are        Growth Opportunities Fund you receive in
                 subject to a 5.75% front-end sales charge.     the Reorganization will not be subject to any
                                                                sales charge. Moreover, if you own shares
                 Contingent deferred sales charge of up to 5%   in your own name as of the closing of the
                 if you redeem Class B shares within six years  Reorganization (i.e., not in the name of a
                 of purchase.                                   broker or other intermediary) and maintain
                                                                your account, you may purchase Class A
                 Contingent deferred sales charge of 1% if      shares of Pioneer Growth Opportunities Fund
                 you redeem Class C shares within one year      and Class A shares of any fund in the Pioneer
                 of purchase.                                   family of funds through such account in the
                                                                future without paying any sales charge.
                 Purchases of Investor Class shares of Safeco
                 Growth Opportunities are not subject to a      Except as described above, Class A shares of
                 sales load.                                    Pioneer Growth Opportunities Fund are subject
                                                                to a front-end sales charge of up to 5.75%.
                 Safeco Growth Opportunities Fund assesses
                 a mandatory redemption fee of 2%, as a
                 percentage of the amount redeemed or
                 exchanged, on Class A and Investor
                 Class shares held less than 30 days.
--------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                       Safeco Growth Opportunities Fund                  Pioneer Growth Opportunities Fund
------------------------------------------------------------------------------------------------------------------------------------
 Management and other fees   Safeco Growth Opportunities Fund pays an             Pioneer Growth Opportunities Fund will pay
                             advisory fee on a monthly basis at an annual rate    Pioneer a management fee equal to 0.65% of
                             as follows:                                          the Fund's average daily net assets.

                             $0-$250,000,000:   0.70 of 1%                        In addition, Pioneer Growth Opportunities
                             $250,000,001-$750,000,000:   0.65 of 1%              Fund will reimburse Pioneer for certain fund
                             $750,000,001-$1,250,000,000:   0.60 of 1%            accounting and legal expenses incurred on
                             Over $1,250,000,000:   0.55 of 1%                    behalf of the Fund and will pay a separate
                                                                                  shareholder servicing/transfer agency fee to
                             SAM serves as administrator and fund                 PIMSS, an affiliate of Pioneer.
                             accounting agent for the Fund. The Fund pays
                             SAM an administrative services fee of 0.05%          Pioneer has agreed until the second
                             of the Fund's average daily net assets up to the     anniversary of the closing of the
                             first $200,000,000 and 0.01% of its net assets       Reorganization to limit the expenses
                             thereafter, and an accounting fee of 0.04% of        (excluding ordinary expenses) of the Investor
                             the Fund's average daily net assets up to the        Class to 1.05% of the average daily net assets
                             first $200,000,000 and 0.01% of its net              attributable to the Investor Class.
                             assets thereafter.
                                                                                  The Investor Class shares to be issued in the
                             During its most recent fiscal year, Safeco Growth    Reorganization will convert to Class A shares
                             Opportunities Fund paid aggregate advisory and       after two years. Class A shares will have
                             administration fees at an average rate of 0.73%      higher expenses per share than Investor Class
                             of average daily net assets.
                                                                                  Shares due to the Rule 12b-1 Plan. Although
                             SAM had contractually agreed until April 30,         Pioneer has agreed to limit the expenses of
                             2009, to pay certain fund operating expenses         Class A shares to 1.30% of average daily net
                             (but not all of the operating expenses of the        assets until May 1, 2006, there can be no
                             Fund) that exceeded the rate of 0.40% per            assurance that Pioneer will extend such
                             annum of the Fund's average daily net assets.        limitation beyond May 1, 2006.
                             This arrangement included all Fund operating
                             expenses except management fees, Rule 12b-1
                             fees, brokerage commissions, interest, and
                             extraordinary expenses.

                             For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Class A shares, after giving effect to the expense limitation were 1.33%, and without giving effect to the expense limitation, were 2.38%.

                             For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Class B shares, after giving effect to the expense limitation were 2.08%, and without giving effect to the expense limitation, were 2.45%.

                             For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Class C shares, after giving effect to the expense limitation were 2.08%, and without giving effect to the expense limitation, were 2.48%.

                             For the fiscal year ended December 31, 2003, the
                             Fund's annual operating expenses for Investor
                             Class shares, after giving effect to the expense
                             limitation were 1.08%, and without giving effect
                             to the expense limitation, were 1.14%.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                     Safeco Growth Opportunities Fund                Pioneer Growth Opportunities Fund
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Distribution and service   Investor Class shares of each Fund are not subject to a Rule 12b-1 fee. Pioneer Investor Class
 (12b-1) fee                shares will convert into Class A shares after two years. Class A shares of each Fund are subject to a Rule 12b-1 fee equal to 0.25% annually of average daily net assets.
------------------------------------------------------------------------------------------------------------------------------------
 Buying shares              You may buy shares of the Fund directly           You may buy shares from any investment
                            through Safeco Securities, the Fund's principal   firm that has a sales agreement with PFD,
                            underwriter or through brokers, registered        Pioneer Growth Opportunities Fund's
                            investment advisers, banks and other financial    distributor. Existing shareholders of Safeco
                            institutions that have entered into selling       Growth Opportunities Fund who own shares
                            agreements with the Fund's principal              in their own name as of the closing date of
                            underwriter, as described in the Fund's           the Reorganization and who maintain their
                            prospectus.                                       accounts may buy shares of any fund in
                                                                              the Pioneer family of funds through such
                            Certain account transactions may be done          accounts in the future without paying
                            by telephone.                                     sales charges.

                                                                              If the account is established in the
                                                                              shareholder's own name, shareholders may
                                                                              also purchase additional shares of Pioneer
                                                                              Growth Opportunities Fund by telephone
                                                                              or online.
------------------------------------------------------------------------------------------------------------------------------------
 Exchange privilege         There are no sales charges on shares you          You may exchange shares of Pioneer Growth
                            acquire through dividend reinvestment or other    Opportunities Fund without incurring any fee
                            fund distributions or for Class A shares that     on the exchange with the more than 62 other
                            you have exchanged for Class A shares of          Pioneer Funds. Your exchange would be for
                            another fund.                                     Class A shares, which would be subject to
                                                                              Rule 12b-1 fees. An exchange generally is
                            Certain account transactions may be done          treated as a sale and a new purchase of
                            by telephone.                                     shares for federal income tax purposes.

                                                                              If the account is established in the
                                                                              shareholder's own name, shareholders may
                                                                              also exchange shares of Pioneer Growth
                                                                              Opportunities Fund for shares of other Pioneer
                                                                              Funds by telephone or online.
------------------------------------------------------------------------------------------------------------------------------------
 Selling shares             Investor Class and Class A shares will be sold at net asset value per share next calculated after each Fund receives your request in good order.
------------------------------------------------------------------------------------------------------------------------------------
                            You may sell your shares by contacting the        Normally, your investment firm will send your
                            Safeco Growth Opportunities Fund directly         request to sell shares to PIMSS. You can also
                            in writing or by contacting a financial           sell your shares by contacting the Fund
                            intermediary as described in the                  directly if your account is registered in
                            Fund's prospectus.                                your name.

                                                                              If the account is established in the
                                                                              shareholder's own name, shareholders
                                                                              may also redeem shares of Pioneer Growth
                                                                              Opportunities Fund by telephone or online.
------------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds

     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. Even though each Fund seeks capital growth, you could lose money on your investment or not make as much as if you invested elsewhere if:

     o The stock market goes down (this risk factor may be greater in the short term)

     o    Growth stocks fall out of favor with investors

     o The Fund's investments do not have the growth potential originally expected

     o The Fund's shares may be subject to frequent and more significant changes in value than the stock market in general due to the volatility of some of the smaller companies in which it invests

     o During periods of market concern about inflation or deflation, some securities in which the Fund invests may become more volatile or decline in value

     Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include:

     o    Inadequate financial information

     o    Smaller, less liquid and more volatile markets

     o    Political and economic upheavals


     The fund also has risks associated with investing in small companies. Compared to large companies, small companies, and the market for their equity securities, are likely to:

     o Be more sensitive to changes in the economy, earnings results and investor expectations

     o    Have more limited product lines and capital resources

     o    Experience sharper swings in market values

     o    Be harder to sell at the times and prices Pioneer thinks appropriate

     o    Offer greater potential for gain or loss

     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

Past Performance


     Set forth below is performance information for Safeco Growth Opportunities Fund. The bar chart shows how Safeco Growth Opportunities Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The table shows the average annual total return (before and after taxes) for Safeco Growth Opportunities Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar chart gives an indication of the risks of investing in the Safeco Growth Opportunities Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results. Since Pioneer Growth Opportunities Fund has not yet commenced investment operations, it has no prior performance.

              Safeco Growth Opportunities Fund -- Investor Class
                         Calendar Year Total Returns*


       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

  '94     '95     '96     '97    '98    '99     '00     '01      '02     '03
-1.62   26.10   22.90   49.96   4.37   2.64   -4.16   22.03   -36.92   43.98


* During the period shown in the bar chart, your Safeco Fund's highest quarterly return was 34.64% for the quarter ended June 30, 2001, and the lowest quarterly return was -26.84% for the quarter ended September 30, 2002.


                       Safeco Growth Opportunities Fund
             Average Annual Total Returns As of December 31, 2003

--------------------------------------------------------------------------------------------------------
                                                                     1 Year      5 Years     10 Years
--------------------------------------------------------------------------------------------------------
 Safeco Growth Opportunities Fund, Class A Shares
--------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  35.37%       0.28%       9.23%
--------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions1                                 35.37%       0.28%       6.93%
--------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares1         22.99%       0.24%       6.62%
--------------------------------------------------------------------------------------------------------
 Safeco Growth Opportunities Fund, Class B Shares
--------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  37.64%       0.35%       9.38%
--------------------------------------------------------------------------------------------------------
 Safeco Growth Opportunities Fund, Class C Shares
--------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  41.64%       0.75%       9.28%
--------------------------------------------------------------------------------------------------------
 Safeco Growth Opportunities Fund, Investor Class Shares
--------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  43.98%       1.74%      10.03%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                                     1 Year      5 Years     10 Years
--------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions1                                 43.98%       1.74%       7.72%
--------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(1)       28.59%       1.49%       7.34%
--------------------------------------------------------------------------------------------------------
 Russell 2000 Index(2)
  (reflects no deduction for fees, expenses or taxes)                 47.25%       7.13%       9.48%
--------------------------------------------------------------------------------------------------------


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after- tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

(2) The Russell 2000 Index, an unmanaged index of 2,000 small capitalization stocks, is for reference only and does not mirror the Fund's investments.

     The most recent portfolio manager's discussion of the Safeco Fund's performance is attached as Exhibit D.


The Funds' Fees and Expenses


     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the table appearing below are based on (i) for your Safeco Fund, the expenses of your Safeco Fund for its fiscal year ended December 31, 2003 and (ii) for the Pioneer Growth Opportunities Fund, the estimated annual expenses of the Pioneer Growth Opportunities Fund. The Pioneer Growth Opportunities Fund's actual expenses may be greater or less.



                                                                            Safeco          Safeco
                                                                            Growth          Growth
                                                                        Opportunities   Opportunities
                                                                             Fund            Fund
                                                                           Class A         Class B
Shareholder transaction fees (paid directly from your investment)      --------------- ---------------
Maximum sales charge (load) when you buy shares as a percentage
 of offering price ...................................................         5.75%(6)        None
Maximum deferred sales charge (load) as a percentage of purchase price or the amount you receive when you sell shares, whichever
 is less .............................................................         None            5.00%(7)
Redemption fees for shares held less than 30 days ....................         2.00%           None
Wire redemption fee ..................................................        $ 204           $ 204
Annual low balance fee ...............................................        $  12(5)        $  12(5)
Annual fund operating expenses (deducted from fund assets)
 (as a % of average net assets)
Management fee .......................................................         0.68%           0.68%
Distribution and service (12b-1) fee .................................         0.25%           1.00%
Other expenses .......................................................         1.45%           0.77%
Total fund operating expenses ........................................         2.38%           2.45%
Expense reimbursement/reduction ......................................         1.05%(2)        0.37%(2)
Net fund operating expenses ..........................................         1.33%           2.08%

                                                                                                           Pro Forma
                                                                                                            Pioneer
                                                                            Safeco          Safeco          Growth
                                                                            Growth          Growth       Opportunities
                                                                        Opportunities    Opportunities       Fund
                                                                             Fund            Fund          Investor
                                                                           Class C      Investor Class     Class (9)
Shareholder transaction fees (paid directly from your investment)      --------------- ---------------- --------------
Maximum sales charge (load) when you buy shares as a percentage
 of offering price ...................................................        None             None          None(1)
Maximum deferred sales charge (load) as a percentage of purchase price or the amount you receive when you sell shares, whichever
 is less .............................................................        1.00%(8)         None          None
Redemption fees for shares held less than 30 days ....................        None             2.00%         None
Wire redemption fee ..................................................       $ 204            $ 204         $  10
Annual low balance fee ...............................................       $  12(5)         $  12(5)       None
Annual fund operating expenses (deducted from fund assets)
 (as a % of average net assets)
Management fee .......................................................        0.68%            0.68%         0.65%
Distribution and service (12b-1) fee .................................        1.00%            None          None
Other expenses .......................................................        0.80%            0.46%         0.32%
Total fund operating expenses ........................................        2.48%            1.14%         0.97%
Expense reimbursement/reduction ......................................        0.40%(2)         0.06%(2)      None(3)
Net fund operating expenses ..........................................        2.08%            1.08%         0.97%


----------

(1) No sales load will apply to shares received in the Reorganization by shareholders of your Safeco Fund who become shareholders of record of Pioneer Growth Opportunities Fund through the Reorganization. In addition, shareholders of your Safeco Fund who own shares in their own name (i.e., not in the name of a broker or other intermediary) and maintain such account as of the closing of the Reorganization may purchase Class A shares of Pioneer Growth Opportunities Fund or of any fund in the Pioneer family of funds through such account in the future without paying a sales charge.

(2) As described above, SAM had contractually agreed to reimburse Safeco Growth Opportunities Fund for certain Fund operating expenses (but not all of the operating expenses of the Fund) that exceeded the rate of 0.40% per annum of the Fund's average daily net assets.

     This arrangement included all fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, interest, and extraordinary expenses.


(3) Pioneer has agreed that through the second anniversary of the closing of the Reorganization, Pioneer will limit the expenses (excluding extraordinary expenses) of the Investor Class shares of Pioneer Growth Opportunities Fund to 1.05% of average daily net assets.


(4) There is a higher charge for international wire redemptions, which may vary by country or dollar amount.


(5) A low balance fee is charged once in year in December for accounts with balances under $1,000 in your Safeco Fund.

(6) Purchases of $1,000,000 or more of Class A shares of your Safeco Fund are not subject to a front-end sales charge, but a 1.00% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified retirement plans.

(7) The contingent deferred sales charge on Class B shares of your Safeco Fund reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.


(8) The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.

(9) The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares. Class A shares do not currently have an expense limitation and may be subject to higher total operating expenses.


     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's and Pioneer Growth Opportunities Fund's gross operating expenses remain the same, (e) the expense limitations are in effect for five years for Safeco Growth Opportunities Fund and two years for Pioneer Growth Opportunities Fund and (f) and the Investor Class shares of Pioneer Growth Opportunities Fund convert to Class A shares after two years. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.



  Example
           Safeco Growth Opportunities Fund
  Class A Shares
  Year 1 .............. $  703
  Year 3 .............. $  972
  Year 5 .............. $1,262
  Year 10 ............. $2,696
                            With        Without
  Class B Shares         redemption    redemption
  Year 1 ..............  $       711   $       211
  Year 3 ..............  $       952   $       652
  Year 5 ..............  $     1,319   $     1,119
  Year 10 .............  $     2,593   $     2,593
                             With        Without
  Class C Shares         redemption    redemption
  Year 1 ..............  $       311   $       211
  Year 3 ..............  $       652   $       652
  Year 5 ..............  $     1,119   $     1,119
  Year 10 .............  $     2,644   $     2,644
  Investor Class Shares
  Year 1 .............. $  110
  Year 3 .............. $  343
  Year 5 .............. $  595
  Year 10 ............. $1,356

        Pro Forma Pioneer Growth Opportunities Fund
  Investor Class Shares
  Year 1 .................................... $   99
  Year 3 .................................... $  309
  Year 5 .................................... $  680
  Year 10 ................................... $1,190


Reasons for the Proposed Reorganization


     The Trustees believe that the proposed Reorganization is in the best interests of Safeco Growth Opportunities Fund. The Trustees considered the following matters, among others, in approving the proposal.

     First, SAM, the investment adviser to the Safeco Fund until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it did not intend to continue to provide investment advisory services to the Safeco Funds. Consequently, a change in your Safeco Fund's investment adviser was necessary.

     Second, the resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutions and other clients. As of June 30, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $151 billion worldwide. Shareholders of your Safeco Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 62 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your Safeco Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

     Third, Pioneer's commitment until the second anniversary of the Reorganization to limit the expenses (excluding extraordinary expenses) of the Investor Class of Pioneer Growth Opportunities Fund to 1.05% of average daily net assets. This expense ratio is no higher than both the gross expenses and expenses net of expense reimbursement of the Investor Class shares of your Safeco Fund. Although you will experience higher expenses once the Investor Class shares convert to Class A shares after two years, your expenses will remain the same until the second anniversary of the Reorganization.

     Fourth, shareholders who own shares in their name as of the closing of the Reorganization (i.e., not in the name of a broker or other intermediary) and maintain their account may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund or purchase Class A share of another Pioneer Fund without paying any sales charge.

     Fifth, the Investor Class shares of Pioneer Growth Opportunities Fund received in the Reorganization will provide Safeco Growth Opportunities Fund shareholders with exposure to substantially the same investment product as they currently have.

     Pioneer and Symetra will pay all out of pocket expenses of the Safeco Funds and the Pioneer Funds associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this joint Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations; (3) the legal fees and expenses incurred by the Safeco Funds in connection with the Reorganizations; and (4) the Trustees' fees and out of pocket expenses incurred as a result of the Reorganizations.

     The Trustees also considered that Pioneer and Symetra will benefit from the Reorganization. See "Certain Agreements between Pioneer and Symetra."

     The Trustees of Pioneer Growth Opportunities Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer Growth Opportunities Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer Growth Opportunities Fund and its shareholders.

                                CAPITALIZATION


     The following table sets forth the capitalization of each Fund, as of September 30, 2004, and the pro forma combined Fund as of September 30, 2004.



                                                                                   Pro Forma
                                        Safeco Growth       Pioneer Growth       Pioneer Growth
                                     Opportunities Fund   Opportunities Fund   Opportunities Fund
                                     September 30, 2004   September 30, 2004   September 30, 2004
                                    -------------------- -------------------- -------------------
  Total Net Assets (in thousands)          $515,288              N/A                 $515,288
    Class A shares ................        $ 29,032              N/A                      N/A
    Class B shares ................        $  7,301              N/A                      N/A
    Class C shares ................        $    221              N/A                      N/A
    Investor Class shares .........        $478,733              N/A                 $515,288
  Net Asset Value Per Share
    Class A shares ................        $  26.42              N/A                      N/A
    Class B shares ................        $  24.84              N/A                      N/A
    Class C shares ................        $  24.84              N/A                      N/A
    Investor Class shares .........        $  26.88              N/A                 $  26.88
  Shares Outstanding
    Class A shares ................       1,098,917              N/A                      N/A
    Class B shares ................         293,942              N/A                      N/A
    Class C shares ................           8,913              N/A                      N/A
    Investor Class shares .........      17,810,634              N/A               19,169,940



     It is impossible to predict how many shares of Pioneer Growth Opportunities Fund will actually be received and distributed by your Safeco Fund on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer Growth Opportunities Fund's shares that will actually be received and distributed.

                      BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Safeco Fund. Similarly, the Board of Trustees of Pioneer Growth Opportunities Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer Growth Opportunities Fund.

     The Trustees recommend that the shareholders of your Safeco Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                       Safeco International Stock Fund and
                        Pioneer International Equity Fund

                                  PROPOSAL 1(d)


                Approval of Agreement and Plan of Reorganization

                                     SUMMARY


     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire proxy statement, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-1 because they contain details that are not in the summary.

     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

     In the table below, if a row extends across the entire table, the policy disclosed applies to both your Safeco Fund and the Pioneer Fund.


   Comparison of Safeco International Stock Fund to the Pioneer International
                                   Equity Fund


------------------------------------------------------------------------------------------------------------------------------------
                                     Safeco International Stock Fund                  Pioneer International Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
 Business                  A series of Safeco Common Stock Trust,             A diversified open-end management
                           a diversified open-end management                  investment company registered under the
                           investment company organized as a                  Investment Company Act and organized as
                           Delaware statutory trust.                          a Delaware statutory trust.
------------------------------------------------------------------------------------------------------------------------------------
 Net assets as of          $37 million                                        $36 million
 June 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
 Investment advisers and   Investment adviser (until August 2, 2004):         Investment adviser:
 portfolio managers        SAM                                                Pioneer

                           Investment sub-advisor (until August 2, 2004):     Portfolio Manager:
                           Bank of Ireland Asset Management Limited           Christopher Smart. Mr. Smart is supported by
                           ("Sub-adviser")                                    a team of portfolio managers and analysts.

                           Portfolio Managers (until August 2, 2004): The     Mr. Smart, Senior Vice President and Director
                           Fund is managed by a committee of portfolio        of International Investments, joined Pioneer in
                           managers at the Sub-adviser who are jointly        1995 as Director of Research of Pioneer First
                           and primarily responsible for the day-to-day       Investments, Moscow, Russia.
                           management of the Fund.

                           Currently Pioneer is acting as investment
                           adviser to Safeco International Stock Fund. The
                           Portfolio Manager of the Pioneer International
                           Equity Fund, as indicated in the next column,
                           currently manages your Safeco Fund.
------------------------------------------------------------------------------------------------------------------------------------
 Primary investments       Under normal market conditions, Safeco             Under normal market conditions, at least
                           International Stock Fund invests at least          80% of total assets (plus any borrowings for
                           80% of net assets (plus any borrowings for         investment purposes) are invested in equity
                           investment purposes) in stocks and at least        securities of non-U.S. issuers.
                           65% of its assets in securities issued by
                           companies domiciled in countries other than
                           the United States.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                     Safeco International Stock Fund                 Pioneer International Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
 Investment strategies     Safeco International Stock Fund uses a "value"     Pioneer International Equity Fund uses a
                           style of management. The sub-adviser that          balanced growth-value style of management
                           historically managed the Fund focused on           and seeks to invest in issuers with above
                           companies that are well established with a         average potential for earnings and revenue
                           durable business model and proven track            growth that are also trading at attractive
                           record of delivering earnings and dividends;       market valuations.
                           undervalued relative to their intrinsic value
                           and/or future growth potential; undervalued
                           when compared to their historic valuations,
                           to competitors, or to companies with similar
                           growth records; and liquid and readily traded
                           on established foreign exchanges.
------------------------------------------------------------------------------------------------------------------------------------
 Other investments                                                            Pioneer International Equity Fund may
                                                                              invest up to 20% of its total assets in debt
                                                                              securities, cash and cash equivalents.
                                                                              Generally the Fund acquires debt securities
                                                                              that are investment grade, but the Fund may
                                                                              invest up to 5% of its net assets in below
                                                                              investment grade convertible debt securities.
------------------------------------------------------------------------------------------------------------------------------------
 Temporary defensive       Safeco International Stock Fund may purchase       Pioneer International Equity Fund may invest
 strategies                as temporary investments for its cash:             all or part of its assets in securities with
                           commercial paper; certificates of deposit;         remaining maturities of less than one year,
                           shares of no-load, open-end money market           cash equivalents or may hold cash.
                           funds; repurchase agreements (subject to
                           restrictions on the Fund's investment in illiquid
                           securities), and other short-term investments.
------------------------------------------------------------------------------------------------------------------------------------
 Diversification           Each Fund is diversified for the purpose of the Investment Company Act and each Fund is subject to diversification requirements under the Code.
------------------------------------------------------------------------------------------------------------------------------------
 Industry concentration    Each Fund may not invest more than 25% of its assets in any one industry.
 Restricted and illiquid   If immediately after and as a result of such       Pioneer International Equity Fund may not
 securities                action the value of the following securities,      invest more than 15% of its net assets in
                           in the aggregate, would exceed 15% of              securities which are illiquid and other
                           the Fund's net assets, the Fund will not           securities which are not readily marketable.
                           (i) purchase securities for which there is no
                           readily available market, (ii) purchase time
                           deposits maturing in more than seven days,
                           (iii) purchase over-the-counter (OTC) options
                           or hold assets set aside to cover OTC options
                           written by the Fund, (iv) enter into repurchase
                           agreements maturing in more than seven
                           days, or (v) invest in interests in real estate
                           investment trusts which are not readily
                           marketable or interests in real estate limited
                           partnerships which are not listed or traded on
                           the NASDAQ Stock Market.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                    Safeco International Stock Fund                 Pioneer International Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
                          Safeco International Stock Fund may borrow         Pioneer International Equity Fund may
                          money (i) from banks or (ii) by engaging in        not borrow money, except the Fund may:
                          reverse repurchase agreements.                     (a) borrow from banks or through reverse
                                                                             repurchase agreements in an amount up to
                                                                             33 1/3% of the Fund's total assets (including
                                                                             the amount borrowed); (b) to the extent
                                                                             permitted by applicable law, borrow up to
                                                                             an additional 5% of the Fund's assets for
                                                                             temporary purposes; (c) obtain such
                                                                             short-term credits as are necessary for
                                                                             the clearance of portfolio transactions;
                                                                             (d) purchase securities on margin to the
                                                                             extent permitted by applicable law; and
                                                                             (e) engage in transactions in mortgage dollar
                                                                             rolls that are accounted for as financings.
------------------------------------------------------------------------------------------------------------------------------------
 Lending                  Safeco International Stock Fund may lend           Pioneer International Equity Fund may lend
                          securities to qualified institutional investors    portfolio securities with a value that may not
                          with a value of up to 33% of the Fund's            exceed 33 1/3% of the value of its assets.
                          total assets.
------------------------------------------------------------------------------------------------------------------------------------
 Derivative instruments   Safeco International Stock Fund may write          Pioneer International Equity Fund may use
                          put or call options if, as a result thereof, the   futures and options on securities, indices
                          aggregate value of the assets underlying all       and currencies, forward currency exchange
                          such options do not exceed 20% of the Fund's       contracts and other derivatives. The Fund
                          net assets.                                        does not use derivatives as a primary
                                                                             investment technique and generally limits
                          Safeco International Stock Fund may also           their use to hedging. However, the Fund may
                          purchase put or call options or options on         use derivatives for a variety of non-principal
                          futures contracts if, as a result thereof, the     purposes, including:
                          aggregate premiums paid on all options or
                          options on futures contracts held by the Fund      o As a hedge against adverse changes
                          do not exceed 20% of the Fund's net assets.        in stock market prices, interest rates
                                                                             or currency exchange rates
                          Safeco International Stock Fund may enter into
                          any futures contracts or options on futures        o As a substitute for purchasing or
                          contracts if, as a result thereof, the aggregate   selling securities
                          margin deposits and premiums required on all
                          such instruments do not exceed 5% of the           o To increase the Fund's return as a
                          Fund's net assets.                                 non-hedging strategy that may be
                                                                             considered speculative
                          Safeco International Stock Fund may not
                          purchase securities on margin. However, the
                          Fund may (i) obtain short-term credits as
                          necessary to clear its purchases and sales of
                          securities, and (ii) make margin deposits in
                          connection with its use of financial options and
                          futures, forward and spot currency contracts,
                          swap transactions and other financial contracts
                          or derivative instruments.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                          Safeco International Stock Fund                Pioneer International Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
 Other investment policies and   As described above, the Funds have substantially similar principal investment strategies and
 restrictions                    policies. Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
------------------------------------------------------------------------------------------------------------------------------------
                                                              Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------------
 Sales charges                   Purchases under $1,000,000 of Class A shares     The Investor Class shares of Pioneer
                                 of Safeco International Stock Fund are subject   International Equity Fund you receive in the
                                 to a 5.75% front-end sales charge.               Reorganization will not be subject to any
                                                                                  sales charge. Moreover, if you own shares
                                 Contingent deferred sales charge of up to 5%     in your own name as of the closing of the
                                 if you redeem Class B shares within six years    Reorganization (i.e., not in the name of a
                                 of purchase.                                     broker or other intermediary) and maintain
                                                                                  your account, you may purchase Class A
                                 Contingent deferred sales charge of 1% if you    shares of Pioneer International Equity Fund
                                 redeem Class C share within one year of          and Class A shares of any fund in the Pioneer
                                 purchase.                                        family of funds through such account in the
                                                                                  future without paying any sales charge.
                                 Purchases of Investor Class shares of Safeco
                                 International Stock Fund are not subject to a    Except as described above, Class A shares of
                                 sales load.                                      Pioneer International Equity Fund are subject
                                                                                  to a front-end sales charge of up to 5.75%.
                                 Safeco International Stock Fund assesses a
                                 mandatory redemption fee of 2%, as a
                                 percentage of the amount redeemed or
                                 exchanged, on Class A and Investor Class
                                 shares held less than 30 days.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                      Safeco International Stock Fund                  Pioneer International Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
 Management and other fees   Safeco International Stock Fund pays an           Pioneer International Equity Fund pays Pioneer
                             advisory fee on a monthly basis at an annual      a management fee equal to Pioneer's annual
                             rate as follows:                                  fee is equal to:
                             $0-$250,000,000:   1.00 of 1%
                             $250,000,001-$750,000,000:   0.90 of 1%           1.00% of average daily net assets up to
                             Over $750,000,000:   0.80 of 1%                    $300 million;
                                                                               0.85% of the next $200 million;
                             SAM serves as administrator and fund              0.75% on assets over $500 million.
                             accounting agent for Safeco International Stock
                             Fund. The Fund pays SAM an administrative         During its most recent fiscal year, Pioneer
                             services fee of 0.05% of the Fund's average       International Equity Fund paid an advisory fee
                             daily net assets up to the first $200,000,000     at an average rate of 1.00% of average daily
                             and 0.01% of its net assets thereafter, and an    net assets.
                             accounting fee of 0.04% of the Fund's average
                             daily net assets up to the first $200,000,000     In addition, Pioneer International Equity
                             and 0.01% of its net assets thereafter.           Fund reimburses Pioneer for certain fund
                                                                               accounting and legal expenses incurred
                             During its most recent fiscal year, Safeco        on behalf of the Fund and pays a separate
                             International Stock Fund paid aggregate           shareholder servicing/transfer agency fee to
                             advisory and administration fees at an average    PIMSS, an affiliate of Pioneer.
                             rate of 1.09% of average daily net assets.
                                                                               For the fiscal year ended March 31, 2004,
                             SAM had contractually agreed until April 30,      Pioneer International Equity Fund's total
                             2009, to pay certain fund operating expenses      annual operating expenses for Class A shares
                             (but not all of the operating expenses of the     were 2.80%. Pursuant to an expense limitation
                             Safeco International Stock Fund) that exceeded    agreement in effect until August 31, 2005, the
                             the rate of 0.40% per annum of the Fund's         net expenses for Class A shares were 1.75%.
                             average daily net assets. This arrangement        There can be no assurance that Pioneer will
                             included all Fund operating expenses except       extend the expense limitation for its Class A
                             management fees, Rule 12b-1 fees,                 shares after August 31, 2005.
                             brokerage commissions, interest, and
                             extraordinary expenses.                           Pioneer has agreed until the second
                                                                               anniversary of the closing of the
                             For the fiscal year ended December 31, 2003,      Reorganization to limit the expenses
                             Safeco International Stock Fund's annual          (excluding extraordinary expenses) of the
                             operating expenses for the Class A shares,        Investor Class to 1.40% of the average daily
                             after giving effect to the expense limitation     net assets attributable to the Investor Class.
                             were 1.65%, and without giving effect to the
                             expense limitation, were 2.49%.                   The Investor Class shares to be issued in the
                                                                               Reorganization will convert to Class A shares
                             For the fiscal year ended December 31, 2003,      after two years. Class A shares will have
                             Safeco International Stock Fund's annual          higher expenses per share than Investor
                             operating expenses for the Class B shares,        Class shares due to the Rule 12b-1 Plan. In
                             after giving effect to the expense limitation     addition, although Pioneer has agreed to limit
                             were 2.40%, and without giving effect to the      the expenses attributable to Investor Class
                             expense limitation, were 4.16%.                   shares, Pioneer is not required to extend the
                                                                               current expense limitation agreement for its
                             For the fiscal year ended December 31, 2003,      Class A shares after August 31, 2005.
                             Safeco International Stock Fund's annual
                             operating expenses for the Advisor Class C
                             shares, after giving effect to the expense
                             limitation were 2.40%, and without giving
                             effect to the expense limitation, were 3.29%.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                      Safeco International Stock Fund                   Pioneer International Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
 Management and other fees   For the fiscal year ended December 31, 2003,
 (continued)                 Safeco International Stock Fund's annual net
                             operating expenses for the Institutional Class
                             shares, after giving effect to the contractual
                             expense limitation were 1.40%, and without
                             giving effect to the expense limitation were
                             2.43%. Beginning in 2003, SAM also began
                             voluntarily reimbursing all expenses of the
                             Institutional Class that exceeded 1.10%.

                             For the fiscal year ended December 31, 2003,
                             Safeco International Stock Fund's annual
                             operating expenses for the Investor Class,
                             after giving effect to the expense limitation
                             were 1.40%, and without giving effect to the
                             expense limitation, were 2.19%.
------------------------------------------------------------------------------------------------------------------------------------
 Distribution and service    Investor Class shares of each Fund are not subject to a Rule 12b-1 fee. Pioneer Investor Class
 (12b-1) fee                 shares will convert into Class A shares after two years. Class A shares of each Fund are subject to a Rule 12b-1 fee equal to 0.25% annually of average daily net assets.
------------------------------------------------------------------------------------------------------------------------------------
 Buying shares               You may buy shares of Safeco International        You may buy shares from any investment firm
                             Stock Fund directly through Safeco Securities,    that has a sales agreement with PFD, Pioneer
                             the Fund's principal underwriter or through       International Equity Fund's distributor. Existing
                             brokers, registered investment advisers, banks    shareholders of Safeco International Stock
                             and other financial institutions that have        Fund who own shares in their own name as
                             entered into selling agreements with the Fund's   of the closing date of the Reorganization and
                             principal underwriter, as described in the        who maintain their accounts may buy shares
                             Fund's prospectus.                                of any Fund in the Pioneer family of funds
                                                                               through such accounts in the future without
                             Institutional Class shares have a minimum         paying sales charges.
                             investment amount of $250,000.
                                                                               If the account is established in the
                             Certain account transactions may be done          shareholder's own name, shareholders may
                             by telephone.
                                                                               also purchase additional shares of Pioneer
                                                                               International Equity Fund by telephone
                                                                               or online.
------------------------------------------------------------------------------------------------------------------------------------
 Exchange privilege          There are no sales charges on shares you          You may exchange shares of Pioneer
                             acquire through dividend reinvestment or other    International Equity Fund without incurring any
                             fund distributions or for shares that you have    fee on the exchange with the more than 62
                             exchanged for equivalent shares of another        other Pioneer Funds. Your exchange would be
                             Fund. A 2% redemption fee will be assessed        for Class A shares, which would be subject to
                             on the value of exchanged shares that are held    Rule 12b-1 fees. An exchange generally is
                             less than 30 days in the Safeco International     treated as a sale and a new purchase of
                             Stock Fund.                                       shares for federal income tax purposes.

                             Certain account transactions may be done          If the account is established in the
                             by telephone.                                     shareholder's own name, shareholders may
                                                                               also exchange shares of Pioneer International
                                                                               Equity Fund for shares of other Pioneer Funds
                                                                               by telephone or online.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                          Safeco International Stock Fund                Pioneer International Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
 Selling shares   Each class of shares will be sold at the net asset value per share next calculated after the
                  Fund receives your request in good order.
------------------------------------------------------------------------------------------------------------------------------------
                  You may sell your shares by contacting the      Normally, your investment firm will send
                  Fund directly in writing or by contacting a     your request to sell shares to PIMSS. You
                  financial intermediary as described in the      can also sell your shares by contacting the
                  Safeco International Stock Fund's prospectus.   Fund directly if your account is registered in
                                                                  your name.

                                                                  If the account is established in the
                                                                  shareholder's own name, shareholders may
                                                                  also redeem shares of Pioneer International
                                                                  Equity Fund by telephone or online.
------------------------------------------------------------------------------------------------------------------------------------


Comparison of Principal Risks of Investing in the Funds

     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

     o The non-U.S. stock markets go down or perform poorly relative to other investments (this risk may be greater in the short term)

     o Equity securities of non-U.S. issuers or growth stocks fall out of favor with investors

     o The Fund's investments do not have the growth potential originally expected

     Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Some of these risks do not apply to larger, more developed markets. These risks are more pronounced to the extent the Fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable

     o Adverse effect of currency exchange rates or controls on the value of the Fund's investments

     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

     o Economic, political and social developments may adversely affect the securities markets

     o    Withholding and other non-U.S. taxes may decrease the Fund's return

     Investments in the Funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in either Fund.


     The Investor Class Shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class Shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares. The current expense limitation agreement for Class A shares is in effect until August 31, 2005. There can be no assurance that Pioneer will extend the expense limitation agreement for its Class A shares after August 31, 2005.

Past Performance


     Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results.


                Safeco International Stock Fund -- Investor Class
                          Calendar Year Total Returns*

       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

  '97     '98     '99     '00      '01      '02     '03
 4.55   14.26   29.00  -10.95   -24.30   -19.12   27.74


* During the period shown in the bar chart, your Safeco Fund's highest quarterly return was 19.79% for the quarter ended December 31, 1999, and the lowest quarterly return was -21.14% for the quarter ended September 30, 2002.


               Pioneer International Equity Fund -- Class A Shares
                          Calendar Year Total Returns*

       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

  '97     '98     '99     '00      '01      '02     '03
 5.81    7.40   41.19  -17.87   -19.28   -19.61   32.29


* During the period shown in the bar chart, since the Fund's inception on October 31, 1996, Pioneer International Equity Fund's highest quarterly return was 29.50% for the quarter ended December 31, 1999, and the lowest quarterly return was -21.25% for the quarter ended September 30, 2002.

                       Safeco International Stock Fund*
             Average Annual Total Returns as of December 31, 2003


------------------------------------------------------------------------------------------------------------
                                                                                                 Since
                                                                     1 Year       5 Years      Inception(1)
------------------------------------------------------------------------------------------------------------
 Safeco International Stock Fund, Class A Shares*
------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  20.18%        -3.53%        1.56%
------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(2)                               19.98%        -4.02%        1.08%
------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(2)       13.39%        -3.14%        1.12%
------------------------------------------------------------------------------------------------------------
 Safeco International Stock Fund, Class B Shares*
------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  21.41%        -3.49%        1.71%
------------------------------------------------------------------------------------------------------------
 Safeco International Stock Fund, Class C Shares*
------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  25.38%        -3.15%        1.57%
------------------------------------------------------------------------------------------------------------
 Safeco International Stock Fund, Institutional Class Shares
------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  27.99%        -2.07%        2.64%
------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(2)                               27.74%        -2.56%        2.13%
------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(2)       18.19%        -1.92%        2.04%
------------------------------------------------------------------------------------------------------------
 Safeco International Stock Fund, Investor Class Shares
------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  27.74%        -2.11%        2.61%
------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(2)                               27.51%        -2.60%        2.11%
------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(2)       18.34%        -1.93%        2.03%
------------------------------------------------------------------------------------------------------------
 MSCI EAFE Index(3)
  (reflects no deduction for fees, expenses or taxes)                 38.59%        -0.05%        3.29%
------------------------------------------------------------------------------------------------------------



* Returns for Class A, Class B and Class C shares have not been restated to reflect Rule 12b-1 fees prior to September 30, 1996, and would be lower if they were.


(1)  The Fund commenced operations on January 31, 1996.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.


(3) The MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia, Far East Index), an unmanaged index comprised of 21 developed equity markets outside of North America, is for reference only and does not mirror the Fund's investments.

              Pioneer International Equity Fund -- Class A Shares
             Average Annual Total Returns as of December 31, 2003

------------------------------------------------------------------------------------------------------------
                                                                                                 Since
                                                                     1 Year       5 Years      Inception(1)
------------------------------------------------------------------------------------------------------------
 Pioneer International Equity Fund, Class A Shares
------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  24.69%        -1.27%        1.98%
------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(2)                               24.69%        -1.54%        1.71%
------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(2)       16.05%        -1.12%        1.62%
------------------------------------------------------------------------------------------------------------
 MSCI EAFE Index(3)
  (reflects no deduction for fees, expenses or taxes)                 38.59%        -0.05%        3.56%
------------------------------------------------------------------------------------------------------------

(1)  The Fund commenced operations on October 31, 1996.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

(3) The MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia, Far East Index), an unmanaged index comprised of 21 developed equity markets outside of North America, is for reference only, does not mirror the Fund's investments, includes reinvested dividends net of tax withholding, and reflects no deduction of fees or expenses.


     Pioneer International Equity Fund's Investor Class shares will not be outstanding prior to the closing of the Reorganization and consequently have no performance history. However, the performance record of the Investor Class would be modestly higher than the performance of Class A shares due to the lower expenses applicable to the Investor Class.

     The most recent portfolio manager's discussion of each Fund's performance is attached as Exhibit D.

The Funds' Fees and Expenses


     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for your Safeco Fund, the expenses of your Safeco Fund for the period ended December 31, 2003 and (ii) for Pioneer International Equity Fund, the expenses of Pioneer International Equity Fund for the period ended December 31, 2003. Future expenses for all share classes may be greater or less.



                                                                Safeco          Safeco          Safeco
                                                            International   International   International
                                                              Stock Fund      Stock Fund      Stock Fund
Shareholder transaction fees                                   Class A         Class B         Class C
 (paid directly from your investment)                      --------------- --------------- ---------------
Maximum sales charge (load) when you buy shares
 as a percentage of offering price .......................        5.75%(6)      None            None
Maximum deferred sales charge (load) as a
 percentage of purchase price or the amount you
 receive when you sell shares, whichever is less .........        None          5.00%(7)        1.00%(8)
Redemption fees for shares held less than 30 days ........        2.00%         None            None
Wire redemption fee ......................................       $  20(4)      $  20(4)        $  20(4)
Annual low balance fee ...................................       $  12(5)      $  12(5)        $  12(5)
Annual fund operating expenses
 (deducted from fund assets)
 (as a percentage of average net assets)
Management fee ...........................................        1.00%         1.00%           1.00%
Distribution and service (12b-1) fee .....................        0.25%         1.00%           1.00%
Other expenses ...........................................        1.24%         2.16%           1.29%
Total fund operating expenses ............................        2.49%         4.16%           3.29%
Expense reimbursement/reduction ..........................        0.84%(2)      1.76%2          0.89%(2)
Net fund operating expenses ..............................        1.65%         2.40%           2.40%

                                                                                                      Pro Forma
                                                                   Safeco             Safeco           Pioneer
                                                            International Stock    International    International
                                                             Fund Institutional     Stock Fund       Equity Fund
Shareholder transaction fees                                       Class          Investor Class   Investor Class(9)
 (paid directly from your investment)                      --------------------- ---------------- ----------------
Maximum sales charge (load) when you buy shares
 as a percentage of offering price .......................           None                None             None(1)
Maximum deferred sales charge (load) as a
 percentage of purchase price or the amount you
 receive when you sell shares, whichever is less .........           None                None             None
Redemption fees for shares held less than 30 days ........           2.00%               2.00%            2.00%
Wire redemption fee ......................................          $  20(4)            $  20(4)         $  10
Annual low balance fee ...................................          $  12(5)            $  12(5)           N/A
Annual fund operating expenses
 (deducted from fund assets)
 (as a percentage of average net assets)
Management fee ...........................................           1.00%               1.00%            1.00%
Distribution and service (12b-1) fee .....................           None                None             None
Other expenses ...........................................           1.43%               1.19%            0.76%
Total fund operating expenses ............................           2.43%               2.19%            1.76%
Expense reimbursement/reduction ..........................           1.03%(2)            0.79%(2)         0.36%(3)
Net fund operating expenses ..............................           1.40%               1.40%            1.40%


----------


(1) No sales load will apply to shares received in the Reorganization by shareholders of your Safeco Fund who become shareholders of record of Pioneer International Equity Fund through the Reorganization. In addition, shareholders of your Safeco Fund who own shares in their own name (i.e., not in the name of a broker or other intermediary) and maintain such account as of the closing of the Reorganization may purchase Class A shares of Pioneer International Equity Fund or of any fund in the Pioneer family of funds through such account in the future without paying a sales charge.

(2) As described above, SAM had contractually agreed to reimburse Safeco International Stock Fund for certain Fund operating expenses (but not all of the operating expenses of the Fund) that exceeded the rate of 0.40% per annum of the Fund's average daily net assets. This arrangement included all fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, interest, and extraordinary expenses. In 2003, SAM additionally began voluntarily reimbursing the Fund to the extent that the total expenses of the Institutional Class exceeded the rate of 1.10% per annum of the Fund's average daily net assets for Institutional Class. The above table reflects "contractual" expense reimbursements from SAM, if any, but does not reflect "voluntary" expense reimbursements by SAM.


(3) Pioneer has agreed that through the second anniversary of the closing of the Reorganization, Pioneer will limit the expenses (excluding extraordinary expenses) of the Investor Class shares of Pioneer International Equity Fund to 1.40% of average daily net assets.

(4) There is a higher charge for international wire redemptions, which may vary by country or dollar amount.


(5) A low balance fee is charged once each year in December for accounts with balances under $1,000 in your Safeco Fund.

(6) Purchases of $1,000,000 or more of Class A shares of your Safeco Fund are not subject to a front-end sales charge, but a 1.00% deferred sales charge will apply to redemptions mad in the first twelve months except with respect to participant-directed redemptions from qualified retirement plans.

(7) The contingent deferred sales charge on Class B shares of your Safeco Fund reduces to zero after six years from purchase, and the Class B shares covert to Class A shares at that time.

(8) The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's gross operating expenses remain the same, (e) the expense limitations are in effect for five years for Safeco International Stock Fund and two years for Pioneer International Equity Fund and (f) and the Investor Class shares of Pioneer International Equity Fund convert to Class A shares after two years, without giving effect to any expense limitation upon conversion. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.



  Example
              Safeco International Stock Fund
  Class A Shares
  Year 1 ................... $  733
  Year 3 ................... $1,065
  Year 5 ................... $1,420
  Year 10 .................. $2,893
                                With         Without
  Class B Shares              Redemption    Redemption
  Year 1 ...................  $       743   $       243
  Year 3 ...................  $     1,048   $       748
  Year 5 ...................  $     1,480   $     1,280
  Year 10 ..................  $     2,956   $     2,956
                                 With         Without
  Class C Shares              Redemption    Redemption
  Year 1 ...................  $       343   $       243
  Year 3 ...................  $       748   $       748
  Year 5 ...................  $     1,280   $     1,280
  Year 10 ..................  $     3,232   $     3,232
  Institutional Class Shares
  Year 1 ................... $  143
  Year 3 ................... $  443
  Year 5 ................... $  766
  Year 10 .................. $2,168
  Investor Class Shares
  Year 1 ................... $  143
  Year 3 ................... $  443
  Year 5 ................... $  766
  Year 10 .................. $2,168
        Pro Forma Pioneer International Equity Fund
  Investor Class Shares
  Year 1 ................... $  143
  Year 3 ................... $  565
  Year 5 ................... $1,134
  Year 10 .................. $2,686

Reasons for the Proposed Reorganization

     The Trustees believe that the proposed Reorganization is in the best interests of Safeco International Stock Fund. The Trustees considered the following matters, among others, in approving the proposal.


     First, SAM, the investment adviser to the Safeco Fund until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it did not intend to continue to provide investment advisory services to the Safeco Funds. Consequently, a change in your Safeco Fund's investment management was necessary.

     Second, the resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutions and other clients. As of June 30, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $151 billion worldwide. Shareholders of your Safeco Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 62 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your Safeco Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

     Third, Pioneer's commitment until the second anniversary of the Reorganization to limit the expenses (excluding extraordinary expenses) of the Investor Class of Pioneer International Equity Fund to 1.40% of average daily net assets. The estimated expenses of the Investor Class of Pioneer International Equity Fund are lower than or equal to both the gross and net expenses after contractual reimbursements only of each class of shares of your Safeco Fund.

     Fourth, shareholders who own shares in their name as of the closing of the Reorganization (i.e., not in the name of a broker or other intermediary) and maintain their account may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund or purchase Class A share of another Pioneer Fund without paying any sales charge.


     Fifth, the Investor Class shares of Pioneer International Equity Fund received in the Reorganization will provide Safeco International Stock Fund shareholders with exposure to substantially the same investment product as they currently have.


     Pioneer and Symetra will pay all out of pocket expenses of the Safeco Funds and the Pioneer Funds associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this joint Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations; (3) the legal fees and expenses incurred by the Safeco Funds in connection with the Reorganizations; and (4) the Trustees' fees and out of pocket expenses incurred as a result of the Reorganizations.

     The Trustees also considered that Pioneer and Symetra will benefit from the Reorganization. See "Certain Agreements between Pioneer and Symetra."

     The Board of Trustees of Pioneer International Equity Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer International Equity Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer International Equity Fund and its shareholders.

                                 CAPITALIZATION


     The following table sets forth the capitalization of each Fund as of March 31, 2004, and the pro forma combined Fund as of March 31, 2004.



                                                                                   Pro Forma
                                               Safeco             Pioneer           Pioneer
                                            International      International     International
                                             Stock Fund         Equity Fund       Equity Fund
                                           March 31, 2004     March 31, 2004     March 31, 2004
                                          ----------------   ----------------   ---------------
 Total Net Assets (in thousands)                $36,968        $30,572               $67,540
   Class A shares .....................         $ 1,417        $18,345               $18,345
   Class B shares .....................         $   716        $ 8,575               $ 8,575
   Class C shares .....................         $   103        $ 3,652               $ 3,652
   Institutional Class shares .........         $ 9,043            N/A                   N/A
   Investor Class shares ..............         $25,689            N/A               $36,968
 Net Asset Value Per Share
   Class A shares .....................         $ 10.82        $ 17.55               $ 17.55
   Class B shares .....................         $ 10.57        $ 16.41               $ 16.41
   Class C shares .....................         $ 10.58        $ 16.21               $ 16.21
   Institutional Class shares .........         $ 11.02            N/A                   N/A
   Investor Class shares ..............         $ 10.92            N/A               $ 17.55
 Shares Outstanding
   Class A shares .....................         131,004      1,045,193             1,045,193
   Class B shares .....................          67,765        522,503               522,503
   Class C shares .....................           9,689        225,379               225,379
   Institutional Class shares .........         820,220            N/A                N/A
   Investor Class shares ..............       2,351,852            N/A             2,106,439



     It is impossible to predict how many shares of Pioneer International Equity Fund will actually be received and distributed by your Safeco Fund on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer International Equity Fund's shares that will actually be received and distributed.

                      BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Safeco Fund. Similarly, the Board of Trustees of Pioneer International Equity Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer International Equity Fund.

     The Trustees recommend that the shareholders of your Safeco Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                        Safeco Large-Cap Growth Fund and
                              Pioneer Growth Shares

                                  PROPOSAL 1(e)


                Approval of Agreement and Plan of Reorganization

                                     SUMMARY


     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire proxy statement, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-1 because they contain details that are not in the summary.

     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have a higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

     In the table below, if a row extends across the entire table, the policy disclosed applies to both your Safeco Fund and the Pioneer Fund.

     Comparison of Safeco Large-Cap Growth Fund to the Pioneer Growth Shares



------------------------------------------------------------------------------------------------------------------------------------
                                    Safeco Large-Cap Growth Fund                      Pioneer Growth Shares
------------------------------------------------------------------------------------------------------------------------------------
 Business                  A series of Safeco Common Stock Trust,         A diversified open-end management
                           a diversified open-end management              investment company registered under the
                           investment company organized as a              Investment Company Act organized as a
                           Delaware statutory trust.                      Delaware statutory trust.
------------------------------------------------------------------------------------------------------------------------------------
 Net assets as of          $7 million                                     $732 million
 June 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
 Investment advisers and   Investment adviser (until August 2, 2004):     Investment adviser:
 portfolio managers        SAM                                            Pioneer

                           Sub-adviser (until August 2, 2004):            Portfolio Manager:
                           RCM Capital Management LLC ("Sub-adviser")     Christopher M. Galizio
                           is responsible for the day-to-day management
                           of Safeco Large-Cap Growth Fund.               Mr. Galizio is a vice president and joined
                                                                          Pioneer in 1994
                           Portfolio Managers:
                           Seth A. Reicher (joined Sub-adviser in 1993)
                           Peter A. Goetz (joined Sub-adviser in 1999)

                           Currently Pioneer is acting as investment
                           adviser to Safeco Large-Cap Growth Fund. The
                           Portfolio Manager of Pioneer Growth Shares,
                           as indicated in the next column, currently
                           manages your Safeco Fund.
------------------------------------------------------------------------------------------------------------------------------------
 Investment objective      Safeco Large-Cap Growth Fund seeks long-       Pioneer Growth Shares seeks capital
                           term growth of capital.                        appreciation primarily through equity
                                                                          securities of large-cap U.S. companies
                                                                          believed to have better-than-average
                                                                          earnings potential.
------------------------------------------------------------------------------------------------------------------------------------
                           The investment objective of each Fund is fundamental and cannot be changed without shareholder approval.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                   Safeco Large-Cap Growth Fund                          Pioneer Growth Shares
------------------------------------------------------------------------------------------------------------------------------------
 Primary investments     Under normal market conditions, Safeco           Under normal market conditions, Pioneer
                         Large-Cap Growth Fund invests at least 80%       Growth Shares invests primarily in equity
                         of its net assets (plus any borrowings for       securities of U.S. issuers. For purposes of the
                         investment purposes) in equity and equity-       Fund's investment policies, equity securities
                         related securities of companies whose total      include common stocks, convertible debt and
                         market capitalization at the time of the         other equity instruments, such as depositary
                         investment is within the range of market         receipts, warrants, rights, interests in real
                         capitalizations of companies included in the     estate investment trusts ("REITs") and
                         Russell 1000 Growth Index.                       preferred stocks.
------------------------------------------------------------------------------------------------------------------------------------
 Investment strategies   Safeco Large-Cap Growth Fund uses a              Pioneer Growth Shares uses a "growth"
                         "growth" style of management. The Sub-           style and seeks to invest in issuers with
                         adviser historically has aimed to generate       above average potential for earnings and
                         positive returns over a full market cycle by     revenue growth.
                         investing in companies that show long-term
                         sustainable growth in revenue, earnings and/or   Factors Pioneer looks for in selecting
                         cash flow.                                       investments include:

                         The Sub-adviser considered factors such as:      o companies with experienced management
                                                                          teams, strong market positions and the
                         o the strength of the company's balance sheet;   potential to support above average
                         o the quality of the management team;            earnings growth;
                         o products or services that differentiate the    o a sustainable competitive advantage,
                           company from its competitors;                    such as a brand name, customer base,
                         o the company's commitment to research and         proprietary technology or economies of
                           development; and                                 scale; and
                         o ongoing new products and services.             o favorable expected returns relative to
                                                                            perceived risk.
------------------------------------------------------------------------------------------------------------------------------------
 Other investments       Safeco Large-Cap Growth Fund may invest          Pioneer Growth Shares may invest a portion
                         in securities convertible into common stock,     of its assets not invested in equity securities
                         but less than 35% of its total assets will be    in debt securities of corporate and
                         invested in such securities.                     government issuers.

                                                                          Up to 5% of Pioneer Growth Shares' net
                                                                          assets may be invested in below investment
                                                                          grade debt securities issued by both U.S. and
                                                                          non-U.S. corporate and government issuers.

                                                                          Pioneer Growth Shares may invest up to 25%
                                                                          of its total assets in REITs.

                                                                          Pioneer Growth Shares may invest up to 30%
                                                                          of its total assets in equity and debt securities
                                                                          of non-U.S. corporate issuers and debt
                                                                          securities of non-U.S. government issuers.

                                                                          Pioneer Growth Shares will not invest more
                                                                          than 5% of its total assets in securities of
                                                                          emerging markets issuers.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                      Safeco Large-Cap Growth Fund                          Pioneer Growth Shares
------------------------------------------------------------------------------------------------------------------------------------
 Temporary defensive       Safeco Large-Cap Growth Fund may hold cash         Pioneer Growth Shares may invest all or part
 strategies                or invest in high-quality, short-term securities   of its assets in securities with remaining
                           issued by an agency or instrumentality of the      maturities of less than one year, cash
                           U.S. government, high-quality commercial           equivalents or may hold cash.
                           paper, certificates of deposit, shares of no-
                           load, open-end money market funds, or
                           repurchase agreements.
------------------------------------------------------------------------------------------------------------------------------------
 Diversification           Each Fund is diversified for the purpose of the Investment Company Act and each Fund is subject to diversification requirements under the Code.
------------------------------------------------------------------------------------------------------------------------------------
 Industry concentration    Each Fund may not invest more than 25% of its assets in any one industry.
------------------------------------------------------------------------------------------------------------------------------------
 Restricted and illiquid   If immediately after and as a result of such       Pioneer Growth Shares may not invest more
 securities                action the value of the following securities, in   than 15% of its net assets in securities which
                           the aggregate, would exceed 15% of Safeco          are illiquid and other securities which are not
                           Large-Cap Growth Fund's net assets, the Fund       readily marketable.
                           will not (i) purchase securities for which there
                           is no readily available market, (ii) purchase
                           time deposits maturing in more than seven
                           days, (iii) purchase over-the-counter (OTC)
                           options or hold assets set aside to cover OTC
                           options written by the Fund, (iv) enter into
                           repurchase agreements maturing in more than
                           seven days, or (v) invest in interests in real
                           estate investment trusts which are not readily
                           marketable or interests in real estate limited
                           partnerships which are not listed or traded on
                           the NASDAQ Stock Market.
------------------------------------------------------------------------------------------------------------------------------------
 Borrowing                 Safeco Large-Cap Growth Fund may borrow            Borrow money, except Pioneer Growth
                           money (i) from banks or (ii) by engaging in        Shares may: (a) borrow from banks or
                           reverse repurchase agreements.                     through reverse repurchase agreements in
                                                                              an amount up to 33 1/3% of the Fund's total
                                                                              assets (including the amount borrowed);
                                                                              (b) to the extent permitted by applicable law,
                                                                              borrow up to an additional 5% of the Fund's
                                                                              assets for temporary purposes; (c) obtain
                                                                              such short-term credits as are necessary
                                                                              for the clearance of portfolio transactions;
                                                                              (d) purchase securities on margin to the
                                                                              extent permitted by applicable law; and
                                                                              (e) engage in transactions in mortgage dollar
                                                                              rolls that are accounted for as financings.
------------------------------------------------------------------------------------------------------------------------------------
 Lending                   Safeco Large-Cap Growth Fund may lend              Pioneer Growth Shares may lend portfolio
                           securities to qualified institutional investors    securities with a value that may not exceed
                           with a value of up to 33% of the Fund's            331/3% of the value of its assets.
                           total assets.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                     Safeco Large-Cap Growth Fund                         Pioneer Growth Shares
------------------------------------------------------------------------------------------------------------------------------------
 Derivative instruments   Safeco Large-Cap Growth Fund may write             Pioneer Growth Shares may use futures and
                          put or call options if, as a result thereof, the   options on securities, indices and currencies,
                          aggregate value of the assets underlying all       forward currency exchange contracts and
                          such options does not exceed 25% of the            other derivatives. The Fund does not use
                          Fund's net assets.                                 derivatives as a primary investment technique
                                                                             and generally limits their use to hedging.
                          Safeco Large-Cap Growth Fund may purchase          However, the Fund may use derivatives for a
                          put or call options or options on futures          variety of non-principal purposes, including:
                          contracts if, as a result thereof, the aggregate
                          premiums paid on all options or options on         o As a hedge against adverse changes in
                          futures contracts do not exceed 20% of the           stock market prices, interest rates or
                          Fund's net assets.                                   currency exchange rates
                                                                             o As a substitute for purchasing or selling
                          Safeco Large-Cap Growth Fund may enter into          securities option on a futures contract
                          any futures contract or thereof, the aggregate     o To increase the Fund's return as a
                          margin deposits and premiums required on all         non-hedging strategy that may be
                          such instruments does not exceed 5% of the           considered speculative
                          Fund's net assets.

                          Safeco Large-Cap Growth Fund may not
                          purchase securities on margin. However, the
                          Fund may (i) obtain short-term credits as
                          necessary to clear its purchases and sales of
                          securities, and (ii) make margin deposits in
                          connection with its use of financial options and
                          futures, forward and spot currency contracts,
                          swap transactions and other financial contracts
                          or derivative instruments.
------------------------------------------------------------------------------------------------------------------------------------
 Other investment         As described above, the Funds have substantially similar principal investment strategies and
 policies and             policies. Certain of the non-principal investment policies and restrictions are different. For a
 restrictions             more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                          Safeco Large-Cap Growth Fund                        Pioneer Growth Shares
------------------------------------------------------------------------------------------------------------------------------------
                                              Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------------
 Sales charges   Purchases under $1,000,000 of Class A shares   The Investor Class shares of Pioneer Growth
                 of Safeco Large-Cap Growth Fund are subject    Shares you receive in the Reorganization will
                 to a 5.75% front-end sales charge.             not be subject to any sales charge. Moreover,
                                                                if you own shares in your own name as of the
                 Contingent deferred sales charge of up to 5%   closing of the Reorganization (i.e., not in the
                 if you redeem Class B shares within 6 years    name of a broker or other intermediary) and
                 of purchase.
                                                                maintain your account, you may purchase
                 Contingent deferred sales charge of up to 1%   Class A shares of Pioneer Growth Shares and
                 if you redeem Class C shares within one year   Class A shares of any Fund in the Pioneer
                 of purchase.                                   family of funds through such account in the
                                                                future without paying any sales charge.
                 Purchases of Investor Class shares of Safeco
                 Large-Cap Growth Fund are not subject to a     Except as described above, Class A shares of
                 sales load.                                    Pioneer Growth Shares are subject to a front-
                                                                end sales charge of up to 5.75%.
                 Safeco Large-Cap Growth Fund assesses
                 a mandatory redemption fee of 2%, as a
                 percentage of the amount redeemed or
                 exchanged, on Class A and Investor Class
                 shares held less than 30 days.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                        Safeco Large-Cap Growth Fund                           Pioneer Growth Shares
------------------------------------------------------------------------------------------------------------------------------------
 Management and other fees   Safeco Large-Cap Growth Fund pays an              Pioneer Growth Shares pays Pioneer a
                             advisory fee on a monthly basis at an annual      management fee, subject to a performance
                             rate as follows:                                  adjustment, equal to Pioneer's annual fee
                                                                               equal to:
                             $0-$250,000,000:   0.80 of 1%
                             $250,000,001-$750,000,000:   0.75 of 1%           0.70% of average daily net assets up to
                             $750,000,001-$1,250,000,000:   0.70 of 1%          $500 million;
                             Over $1,250,000,000:   0.65 of 1%                 0.65% of the next $500 million;
                                                                               0.625% on assets over $1 billion.
                             SAM paid the Sub-adviser a fee in accordance
                             with the following schedule:                      Pioneer's fee increases or decreases depending
                             $0 - $100,000,000:   0.35 of 1%                   upon whether the Fund's performance exceeds,
                             $100,000,000 - $250,000,000:   0.25 of 1%         or is exceeded by, that of Russell 1000 Growth
                             Over $250,000,000:   0.20 of 1%                   Index over the specified performance period.
                                                                               Each percentage point of difference between the
                             SAM serves as administrator and fund              performance of the Class A shares and the index
                             accounting agent for Safeco Large-Cap Growth      (limited to a maximum of +/-10%) is multiplied
                             Fund. The Fund pays SAM an administrative         by a performance rate adjustment of 0.01%.
                             services fee of 0.05% of the Fund's average       As a result, the fee is subject to a maximum
                             daily net assets up to the first $200,000,000     annualized rate adjustment of +/-0.10%. This
                             and 0.01% of its net assets thereafter, and an    performance comparison is made at the end of
                             accounting fee of 0.04% of the Fund's average     each month. An appropriate monthly percentage
                             daily net assets up to the first $200,000,000     of this annual rate (based on the number of
                             and 0.01% of its net assets thereafter.           days in the current month) is then applied to
                                                                               the Fund's average net assets for the entire
                             During its most recent fiscal year, Safeco        performance period, giving a dollar amount that
                             Large-Cap Growth Fund paid aggregate              is added to (or subtracted from) the basic fee.
                             advisory and administration fees at an average    In addition, the fee is also further limited to a
                             rate of 0.89% of average daily net assets.        maximum annualized rate adjustment of +/-0.10%
                                                                               (i.e., the management fee will not exceed 0.80%
                             In 2003, SAM began voluntarily reimbursing        or be less than 0.525%). However, Pioneer
                             Safeco Large-Cap Growth Fund to the extent        currently is waiving the lower limitation on its
                             that its total expenses exceeded the rate of      fee, but may reimpose it in the future. Because
                             1.40% per annum of the Fund's average daily       any adjustments to the basic fee begin with the
                             net assets for Class A shares, 2.15% per          comparative performance of the Fund and the
                             annum for Class B and Class C shares, and         performance record of the index, the controlling
                             1.15% per annum for Investor Class shares.        factor is not whether fund performance is up or
                                                                               down, but whether it is up or down more or
                             For the fiscal year ended December 31, 2003,      less than the performance record of the index,
                             Safeco Large-Cap Growth Fund's annual             regardless of general market performance.
                             operating expenses for Class A shares were
                             2.79%. After giving effect to the voluntary       During its most recent fiscal year, Pioneer
                             expense reimbursement, the operating              Growth Shares paid an advisory fee at an
                             expenses for Class A shares were 1.40%.           average rate of 0.59% of average daily
                                                                               net assets.
                             For the fiscal year ended December 31, 2003,
                             Safeco Large-Cap Growth Fund's annual             In addition, Pioneer Growth Shares reimburses
                             operating expenses for Class B shares were        Pioneer for certain fund accounting and legal
                             3.55%. After giving effect to the voluntary       expenses incurred on behalf of the Fund and
                             expense reimbursement, the operating              pays a separate shareholder servicing/transfer
                             expenses for Class B shares were 2.15%.           agency fee to PIMSS, an affiliate of Pioneer.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                       Safeco Large-Cap Growth Fund                        Pioneer Growth Shares
------------------------------------------------------------------------------------------------------------------------------------
 Management and other fees   For the fiscal year ended December 31, 2003,     For the fiscal year ended December 31, 2003,
 (continued)                 Safeco Large-Cap Growth Fund's annual            Pioneer Growth Shares' total annual operating
                             operating expenses for Class C shares were       expenses for Class A shares were 1.45% of
                             3.46%. After giving effect to the voluntary      average daily net assets. The Fund does not
                             expense reimbursement, the operating             currently have an expense limitation for its
                             expenses for Class C shares were 2.15%.          Class A shares.

                             For the fiscal year ended December 31, 2003,     Pioneer has agreed until the second
                             Safeco Large-Cap Growth Fund's annual            anniversary of the closing of the
                             operating expenses for Investor Class            Reorganization to limit the expenses
                             shares were 2.55%. After giving effect to        (excluding extraordinary expenses) of the
                             the voluntary expense reimbursement, the         Investor Class to 1.15% of the average daily
                             operating expenses for Investor Class shares     net assets attributable to the Investor Class.
                             were 1.15%.
                                                                              The Investor Class shares to be issued in
                                                                              the Reorganization will convert to Class A
                                                                              shares after two years. Class A shares will
                                                                              have higher expenses per share than Investor
                                                                              Class Shares due to the Rule 12b-1 Plan. In
                                                                              addition, although Pioneer has agreed to limit
                                                                              the expenses attributable to Investor Class
                                                                              shares, Pioneer is not required to limit the
                                                                              expenses attributable to Class A shares.
------------------------------------------------------------------------------------------------------------------------------------
 Distribution and service    Investor Class shares of each Fund are not subject to a Rule 12b-1 fee. Pioneer Investor Class
 (12b-1) fee                 shares will convert into Class A share after two years. Class A shares of each Fund are subject to a Rule 12b-1 fee equal to 0.25% annually of average daily net assets.
------------------------------------------------------------------------------------------------------------------------------------
 Buying shares               You may buy shares of the Fund directly          You may buy shares from any investment
                             through Safeco Securities, the Fund's            firm that has a sales agreement with PFD,
                             principal underwriter or through brokers,        Pioneer Growth Shares' distributor. Existing
                             registered investment advisers, banks and        shareholders of Safeco Large-Cap Growth
                             other financial institutions that have entered   Fund who own shares in their own name as
                             into selling agreements with the Fund's          of the closing date of the Reorganization and
                             principal underwriter, as described in the       who maintain their accounts may buy shares
                             Fund's prospectus.                               of any fund in the Pioneer family of funds
                                                                              through such accounts in the future without
                             Certain account transactions may be done         paying sales charges.
                             by telephone.
                                                                              If the account is established in the
                                                                              shareholder's own name, shareholders may
                                                                              also purchase additional shares of Pioneer
                                                                              Growth Shares by telephone or online.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                Safeco Large-Cap Growth Fund                        Pioneer Growth Shares
------------------------------------------------------------------------------------------------------------------------------------
 Exchange privilege   There are no sales charges on shares you         You may exchange shares of Pioneer Growth
                      acquire through dividend reinvestment or other   Shares without incurring any fee on the
                      fund distributions or for Class A shares that    exchange with the more than 62 other Pioneer
                      you have exchanged for Class A shares of         Funds. Your exchange would be for Class A
                      another Fund.                                    shares, which would be subject to Rule 12b-1
                                                                       fees. An exchange generally is treated as a
                      Certain account transactions may be done         sale and a new purchase of shares for federal
                      by telephone.                                    income tax purposes.

                                                                       If the account is established in the
                                                                       shareholder's own name, shareholders may
                                                                       also exchange shares of Pioneer Growth
                                                                       Shares for shares of other Pioneer Funds by
                                                                       telephone or online.
------------------------------------------------------------------------------------------------------------------------------------
 Selling shares       Each class of shares is sold at the net asset value per share next calculated after the Fund receives your request in good order.
------------------------------------------------------------------------------------------------------------------------------------
                      You may sell your shares by contacting Safeco    Normally, your investment firm will send
                      Large-Cap Growth Fund directly in writing or     your request to sell shares to PIMSS. You
                      by contacting a financial intermediary as        can also sell your shares by contacting the
                      described in the Fund's prospectus.              Fund directly if your account is registered in
                                                                       your name.

                                                                       If the account is established in the
                                                                       shareholder's own name, shareholders may
                                                                       also redeem shares of Pioneer Growth Shares
                                                                       by telephone or online.
------------------------------------------------------------------------------------------------------------------------------------


Comparison of Principal Risks of Investing in the Funds

     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

     o The stock market goes down (this risk may be greater in the short-term)

     o    Growth stocks fall out of favor with investors

     o The Fund's investments do not have the growth potential originally expected

     Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     o Many non-U.S. markets are small, less liquid and more volatile. In a changing market, Pioneer might not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable

     o Adverse effect of currency exchange rates or controls on the value of the Fund's investments

     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

     o Economic, political and social developments may adversely affect the securities markets

     o    Withholding and other non-U.S. taxes may decrease the Fund's return


     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

Past Performance


     Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results.

                 Safeco Large-Cap Growth Fund -- Investor Class
                          Calendar Year Total Returns*


       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

   '02     '03
-26.95   20.16


* During the period shown in the bar chart, your Safeco Fund's highest quarterly return was 10.31% for the quarter ended June 30, 2003, and the lowest quarterly return was -16.72% for the quarter ended June 30, 2002.


                     Pioneer Growth Shares -- Class A Shares
                          Calendar Year Total Returns*

       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

  '94     '95     '96     '97    '98    '99     '00     '01      '02     '03
-2.60   29.82   26.95   43.78  33.54   7.40   -9.57  -19.23   -34.89   26.19

* During the period shown in the bar chart, Pioneer Growth Shares' highest quarterly return was 24.06% for the quarter ended June 30, 1997, and the lowest quarterly return was -20.20% for the quarter ended June 30, 2002.

                         Safeco Large-Cap Growth Fund
             Average Annual Total Returns as of December 31, 2003



----------------------------------------------------------------------------------------------
                                                                                   Since
                                                                     1 Year      Inception(1)
----------------------------------------------------------------------------------------------
 Safeco Large-Cap Growth Fund, Class A Shares
----------------------------------------------------------------------------------------------
 Return Before Taxes                                                  13.05%        -5.94%
----------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(2)                               13.05%        -5.98%
----------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(2)        8.48%        -5.05%
----------------------------------------------------------------------------------------------
 Safeco Large-Cap Growth Fund, Class B Shares
----------------------------------------------------------------------------------------------
 Return Before Taxes                                                  14.06%        -5.40%
----------------------------------------------------------------------------------------------
 Safeco Large-Cap Growth Fund, Class C Shares
----------------------------------------------------------------------------------------------
 Return Before Taxes                                                  18.06%        -4.06%
----------------------------------------------------------------------------------------------
 Safeco Large-Cap Growth Fund, Investor Class Shares
----------------------------------------------------------------------------------------------
 Return Before Taxes                                                  20.16%        -3.11%
----------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(2)                               20.16%        -3.18%
----------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(2)       13.10%        -2.68%
----------------------------------------------------------------------------------------------
 Russell 1000 Growth Index(3)
  (reflects no deduction for fees, expenses or taxes)                 29.76%         1.09%
----------------------------------------------------------------------------------------------


(1)  The Fund commenced operations on October 31, 2001.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.


(3) The Russell 1000 Growth Index, an unmanaged index of growth stocks in the Russell 1000 Index of the 1,000 largest-capitalization U.S. stocks, is for reference only and does not mirror the Fund's investments.


                     Pioneer Growth Shares -- Class A Shares
              Average Annual Total Returns as of December 31, 2003

--------------------------------------------------------------------------------------------------------
                                                                     1 Year       5 Years      10 Years
--------------------------------------------------------------------------------------------------------
 Pioneer Growth Shares, Class A Shares
--------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  18.96%        -9.49%       6.47%
--------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions1                                 18.96%       -10.10%       4.23%
--------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(1)       12.32%        -7.87%       4.47%
--------------------------------------------------------------------------------------------------------
 Russell 1000 Growth Index(2)
  (reflects no deduction for fees, expenses or taxes)                 29.75%        -5.11%       9.21%
--------------------------------------------------------------------------------------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

(2) The Russell 1000 Growth Index, an unmanaged index of growth stocks in the Russell 1000 Index of the 1,000 largest-capitalization U.S. stocks, is for reference only and does not mirror the Fund's investments.


     Pioneer Growth Shares' Investor Class shares will not be outstanding prior to the closing of the Reorganization and consequently have no performance history. However, the performance record of the Investor Class would be modestly higher than the performance of Class A shares due to the lower expenses applicable to the Investor Class.


     The most recent portfolio manager's discussion of each Fund's performance is attached as Exhibit D.


The Funds' Fees and Expenses


     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for your Safeco Fund, the expenses of your Safeco Fund for the period ended December 31, 2003 and (ii) for Pioneer Growth Shares, the expenses of Pioneer Growth Shares for the period ended December 31, 2003. Future expenses for all share classes may be greater or less.



                                                                             Safeco        Safeco
                                                                           Large-Cap     Large-Cap
                                                                          Growth Fund   Growth Fund
Shareholder Transaction fees                                                Class A       Class B
 (paid directly From your Investment)                                    ------------- -------------
Maximum sales charge (load) when you buy shares as a percentage
 of offering price .....................................................     5.75%(6)      None
Maximum deferred sales charge (load) as a % of purchase price or the
 amount you receive when you sell shares, whichever is less ............     None          5.00%7
Redemption fees for shares held less than 30 days ......................     2.00%         None
Wire redemption fee ....................................................    $  20(4)      $  20(4)
Annual low balance fee .................................................    $  12(5)      $  12(5)
Annual fund Operating expenses (deducted from fund Assets)
 (as a % of average Net assets)
Management fee .........................................................     0.80%         0.80%
Distribution and service (12b-1) fee ...................................     0.25%         1.00%
Other expenses .........................................................     1.74%         1.75%
Total fund operating expenses ..........................................     2.79%         3.55%
Expense reimbursement/reduction ........................................     None(2)       None(2)
Net fund operating expenses ............................................     2.79%         3.55%

                                                                                                         Pro Forma
                                                                                                          Pioneer
                                                                             Safeco         Safeco        Growth
                                                                           Large-Cap       Large-Cap      Shares
                                                                          Growth Fund     Growth Fund    Investor
Shareholder Transaction fees                                                Class C     Investor Class    Class(9)
 (paid directly From your Investment)                                    ------------- ---------------- ----------
Maximum sales charge (load) when you buy shares as a percentage
 of offering price .....................................................     None            None          None(1)
Maximum deferred sales charge (load) as a % of purchase price or the
 amount you receive when you sell shares, whichever is less ............     1.00%(8)        None          None
Redemption fees for shares held less than 30 days ......................     None            2.00%          N/A
Wire redemption fee ....................................................    $  20(4)        $  20(4)      $  10
Annual low balance fee .................................................    $  12(5)        $  12(5)        N/A
Annual fund Operating expenses (deducted from fund Assets)
 (as a % of average Net assets)
Management fee .........................................................     0.80%           0.80%         0.59%
Distribution and service (12b-1) fee ...................................     1.00%           None          None
Other expenses .........................................................     1.66%           1.75%         0.44%
Total fund operating expenses ..........................................     3.46%           2.55%         1.03%
Expense reimbursement/reduction ........................................     None(2)         None(2)       None(3)
Net fund operating expenses ............................................     3.46%           2.55%         1.03%


----------


(1) No sales load will apply to shares received in the Reorganization by shareholders of your Safeco Fund who become shareholders of record of Pioneer Growth Shares through the Reorganization. In addition, shareholders of your Safeco Fund who own shares in their own name (i.e., not in the name of a broker or other intermediary) and maintain such account as of the closing of the Reorganization may purchase Class A Shares of Pioneer Growth Shares or of any fund in the Pioneer family of funds through such account in the future without paying a sales charge.

(2) In 2003, SAM began voluntarily reimbursing the Fund to the extent that its total expenses exceeded the rate of 1.40% per annum of the Fund's average daily net assets for Class A shares, 2.15% per annum for Class B and Class C shares, and 1.15% per annum for Investor Class shares. The above table reflects "contractual" expense reimbursements by SAM, if any, but does not reflect "voluntary" expense reimbursements by SAM.


(3) Pioneer has agreed that through the second anniversary of the closing of the Reorganization, Pioneer will limit the expenses (excluding extraordinary expenses) of the Investor Class shares of Pioneer Growth Shares to 1.15% of average daily net assets

(4) There is a higher charge for international wire redemptions, which may vary by country or dollar amount.


(5) A low balance fee is charged once each year in December for accounts with balances under $1,000 in your Safeco Fund.

(6) Purchases of $1,000,000 or more of Class A shares of your Safeco Fund are not subject to a front-end sales charge, but a 1.00% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified retirement plans.

(7) The contingent deferred sales charge on Class B shares of your Safeco Fund reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.


(8) The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.

(9) The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares. Class A shares do not currently have an expense limitation and may be subject to higher total operating expenses.


     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's gross operating expenses remain the same, (e) the expense limitations are in effect for one year for Safeco Large-Cap Growth Fund and two years for Pioneer Growth Shares and (f) and the Investor Class shares of Pioneer Growth Shares convert to Class A shares after two years. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.



  Example
             Safeco Large-Cap Growth Fund
  Class A Shares
  Year 1 .............. $  841
  Year 3 .............. $1,390
  Year 5 .............. $1,964
  Year 10 ............. $3,514
                           With         Without
  Class B Shares         Redemption    Redemption
  Year 1 ..............  $       858   $       358
  Year 3 ..............  $     1,388   $     1,088
  Year 5 ..............  $     2,040   $     1,840
  Year 10 .............  $     3,496   $     3,496
                            With         Without
  Class C Shares         Redemption    Redemption
  Year 1 ..............  $       449   $       349
  Year 3 ..............  $     1,062   $     1,062
  Year 5 ..............  $     1,798   $     1,798
  Year 10 .............  $     3,738   $     3,738
  Investor Class Shares
  Year 1 .............. $  258
  Year 3 .............. $  793
  Year 5 .............. $1,355
  Year 10 ............. $2,885
           Pro Forma Pioneer Growth Shares
  Investor Class Shares
  Year 1 .............. $  105
  Year 3 .............. $  334
  Year 5 .............. $  710
  Year 10 ............. $1,661

Reasons for the Proposed Reorganization


     The Trustees believe that the proposed Reorganization is in the best interests of Safeco Large-Cap Growth Fund. The Trustees considered the following matters, among others, in approving the proposal.

     First, SAM, the investment adviser to the Safeco Fund until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it did not intend to continue to provide investment advisory services to the Safeco Funds. Consequently, a change in your Safeco Fund's investment adviser was necessary.

     Second, Pioneer Growth Shares has a strong short term performance record and a substantially longer performance history. For the one year period ended June 30, 2004, Class A shares of Pioneer Growth Shares had an average annual return of 9.31% compared to an average annual return of the Class A shares and Investor Class shares of 4.25% and 10.77%, respectively, during the same periods. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

     Third, the resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutions and other clients. As of June 30, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $151 billion worldwide. Shareholders of your Safeco Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 62 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your Safeco Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

     Fourth, Pioneer Growth Shares' lower operating expenses and Pioneer's commitment until the second anniversary of the Reorganization to limit the expenses (excluding extraordinary expenses) of the Investor Class of Pioneer Growth Shares to 1.15% of average daily net assets. The estimated expense ratio of the Investor Class of Pioneer Growth Shares is lower than or equal to the gross and net expense ratio of each class of shares of your Safeco Fund. The expense limitation applicable to Investor Class Shares of Pioneer Growth Shares is equivalent to the voluntary expense limit applicable to the Investor Class shares of your Safeco Fund, lower than the limit on all the other classes of your Safeco Fund, and Pioneer has contractually agreed to keep that limit in place for two years while the expense limit applicable to your Safeco Fund could be terminated at any time. While you may experience higher expenses once the Investor Class shares convert to Class A shares after two years, the Class A shares expense ratio for the most recent fiscal year was 1.45% of average daily net assets, which was below the gross expenses of Class A shares of your Safeco Fund.


     Fifth, the substantially larger size of Pioneer Growth Shares offers greater opportunity for diversification of the investment portfolio, which should help to reduce risks.


     Sixth, shareholders who own shares in their name as of the closing of the Reorganization (i.e., not in the name of a broker or other intermediary) and maintain their account may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund or purchase Class A shares of another Pioneer Fund without paying any sales charge.

     Seventh, the Investor Class shares of Pioneer Growth Shares received in the Reorganization will provide Safeco Large-Cap Growth Fund shareholders with exposure to substantially the same investment product as they currently have.

     Pioneer and Symetra will pay all out of pocket expenses of the Safeco Funds and the Pioneer Funds associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this joint Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations; (3) the legal fees and expenses incurred by the Safeco Funds in connection with the Reorganizations; and (4) the Trustees' fees and out of pocket expenses incurred as a result of the Reorganizations.

     The Trustees also considered that Pioneer and Symetra will benefit from the Reorganization. See "Certain Agreements between Pioneer and Symetra."

     The Board of Trustees of Pioneer Growth Shares also considered that the Reorganization presents an excellent opportunity for the Pioneer Growth Shares to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer Growth Shares and its shareholders.

     Pioneer offers several growth oriented equity funds. From time to time, Pioneer considers recommending to trustees and shareholders the combination of certain Pioneer funds that have similar investment strategies and where the Pioneer funds may benefit from economies of scale. It is possible that Pioneer will recommend the combination of Pioneer Growth Shares with another Pioneer fund in the future. If such a recommendation is made, there can be no assurance that the trustees or shareholders of the relevant funds would approve the transaction.


                                 CAPITALIZATION


     The following table sets forth the capitalization of each Fund as of September 30, 2004, and pro forma combined Fund as of September 30, 2004.



                                           Safeco                                  Pro Forma
                                          Large-Cap             Pioneer             Pioneer
                                         Growth Fund         Growth Shares       Growth Shares
                                     September 30, 2004   September 30, 2004   September 30, 2004
                                    -------------------- -------------------- -------------------
  Total Net Assets (in thousands)            $6,128             $663,767             $669,895
    Class A shares ................          $1,162             $444,912             $444,912
    Class B shares ................          $  931             $168,879             $168,879
    Class C shares ................          $  887             $ 46,992             $ 46,992
    Investor Class shares .........          $3,148                  N/A             $  6,128
    Class Y shares ................             N/A             $  2,719             $  2,719
    Class R shares ................             N/A             $265,000             $265,000
  Net Asset Value Per Share
    Class A shares ................          $ 8.90             $  10.78             $  10.78
    Class B shares ................          $ 8.70             $   9.89             $   9.89
    Class C shares ................          $ 8.70             $   9.99             $   9.99
    Investor Class shares .........          $ 8.94                  N/A             $  10.78
    Class Y shares ................             N/A             $  11.35             $  11.35
    Class R shares ................             N/A             $  10.81             $  10.81
  Shares Outstanding
    Class A shares ................         130,597           41,259,524           41,259,524
    Class B shares ................         106,917           17,082,803           17,082,803
    Class C shares ................         101,854            4,703,127            4,703,127
    Investor Class shares .........         351,993                  N/A              568,460
    Class Y shares ................             N/A              239,683              239,683
    Class R shares ................             N/A               24,523               24,523



     It is impossible to predict how many shares of Pioneer Growth Shares will actually be received and distributed by your Safeco Fund on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer Growth Shares' shares that will actually be received and distributed.


                      BOARD'S EVALUATION AND RECOMMENDATION


     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Safeco Fund. Similarly, the Board of Trustees of Pioneer Growth Shares, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer Growth Shares.

     The Trustees recommend that the shareholders of your Safeco Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                         Safeco Large-Cap Value Fund and
                               Pioneer Value Fund

                                  PROPOSAL 1(f)


                Approval of Agreement and Plan of Reorganization

                                     SUMMARY


     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire proxy statement, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A because they contain details that are not in the summary.

     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

     In the table below, if a row extends across the entire table, the policy disclosed applies to both your Safeco Fund and the Pioneer Fund.

      Comparison of Safeco Large-Cap Value Fund to the Pioneer Value Fund



------------------------------------------------------------------------------------------------------------------------------------
                                       Safeco Large-Cap Value Fund                             Pioneer Value Fund
------------------------------------------------------------------------------------------------------------------------------------
 Business                  A series of Safeco Common Stock Trust,              A diversified open-end management
                           a diversified open-end management                   investment company registered under the
                           investment company organized as a                   Investment Company Act and organized as
                           Delaware statutory trust.                           a Delaware statutory trust.
------------------------------------------------------------------------------------------------------------------------------------
 Net assets as of          $153 million                                        $3,855 million
 June 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
 Investment advisers and   Investment adviser (until August 2, 2004):          Investment adviser:
 portfolio managers        SAM                                                 Pioneer

                           Portfolio Managers (until August 2, 2004):          Portfolio Managers:
                           Rex L. Bentley                                      Day-to-day management of Pioneer Value
                           Vice President, SAM                                 Fund's portfolio is the responsibility of J.
                           Lynette D. Sagvold                                  Rodman Wright, who is assisted by Sean
                           Vice President, SAM                                 Gavin. Mr. Wright is a senior vice president
                                                                               and joined Pioneer in 1994 and has been an
                           Currently Pioneer is acting as investment           investment professional since 1988. Mr. Gavin
                           adviser to Safeco Large-Cap Value Fund. The         is a vice president and joined Pioneer in 2002.
                           Portfolio Managers of the Pioneer Fund, as
                           indicated in the next column, currently manage
                           your Safeco Fund.
------------------------------------------------------------------------------------------------------------------------------------
 Investment objective      Safeco Large-Cap Value Fund seeks long-term         Pioneer Value Fund seeks reasonable income
                           growth of capital plus current income.              and capital growth primarily through equity
                                                                               securities.
------------------------------------------------------------------------------------------------------------------------------------
                           Safeco Large-Cap Value Fund provides written        The investment objective of Pioneer Value
                           notice to shareholders at least 60 days prior to    Fund is fundamental and cannot be changed
                           any change to its investment objective as           without shareholder approval.
                           described above.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                      Safeco Large-Cap Value Fund                             Pioneer Value Fund
------------------------------------------------------------------------------------------------------------------------------------
 Primary investments     Under normal circumstances, Safeco Large-Cap         Under normal market conditions, Pioneer
                         Value Fund invests at least 80% of net assets        Value Fund invests the major portion of its
                         (plus any borrowings for investment purposes)        assets in equity securities, primarily U.S.
                         in equity and equity-related securities of           issuers. For purposes of Pioneer Value Fund's
                         companies whose total market capitalization at       investment policies, equity securities include
                         the time of the investment is at least $4 billion.   common stocks, convertible debt and other
                                                                              equity instruments, such as depositary
                                                                              receipts, warrants, rights and preferred stocks.

                                                                              Up to 25% of Pioneer Value Fund's portfolio
                                                                              may be invested in the equity securities of
                                                                              non-U.S. companies.
------------------------------------------------------------------------------------------------------------------------------------
 Investment strategies   In managing the portfolio and selecting              Pioneer uses a "value" approach to select
                         securities, SAM historically analyzed various        Pioneer Value Fund's investments. Pioneer
                         valuation measures such as the ratio of a            evaluates a security's potential value,
                         company's price-to-cash flow compared to its         including the attractiveness of its market
                         historical ratios, industry comparisons, the         valuation, based on the company's assets
                         ratio for the company's competitors, and             and prospects for earnings and revenue
                         companies with similar growth rates.                 growth. Factors Pioneer looks for in selecting
                                                                              investments include:
                         SAM generally sought companies having good
                         earnings, good value relative to share price, or     o Above average potential for earnings and
                         attractive growth potential.                           revenue growth
                                                                              o Favorable expected returns relative to
                                                                                perceived risks
                                                                              o Management with demonstrated ability and
                                                                                commitment to the company
                                                                              o Low market valuations relative to earnings
                                                                                forecast, book value, cash flow and sales
                                                                              o Turnaround potential for companies that
                                                                                have been through difficult periods
                                                                              o Good prospects for dividend growth
------------------------------------------------------------------------------------------------------------------------------------
 Other investments                                                            Pioneer Value Fund may invest up to 25% of
                                                                              its total assets in securities of non-U.S.
                                                                              issuers. The Fund will not invest more than
                                                                              5% of its total assets in the securities of
                                                                              emerging market issuers.

                                                                              Pioneer Value Fund may invest the balance of
                                                                              its assets in debt securities of corporate and
                                                                              government issuers. The Fund may invest up
                                                                              to 5% of its net assets in below investment
                                                                              grade debt securities issued by both U.S. and
                                                                              non-U.S. corporate and government issuers,
                                                                              including convertible debt securities.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                       Safeco Large-Cap Value Fund                          Pioneer Value Fund
------------------------------------------------------------------------------------------------------------------------------------
 Temporary defensive       Safeco Large-Cap Value Fund may hold cash          Pioneer Value Fund may invest all or part
 strategies                or invest in high-quality, short-term securities   of its assets in securities with remaining
                           issued by an agency or instrumentality of the      maturities of less than one year, cash
                           U.S. government, high-quality commercial           equivalents or may hold cash.
                           paper, certificates of deposit, shares of
                           no-load, open-end money market funds,
                           or repurchase agreements.
------------------------------------------------------------------------------------------------------------------------------------
 Diversification           Each Fund is diversified for the purpose of the Investment Company Act and each Fund is subject to diversification requirements under the Code.
------------------------------------------------------------------------------------------------------------------------------------
 Industry Concentration    Each Fund may not invest more than 25% of its assets in any one industry.
------------------------------------------------------------------------------------------------------------------------------------
 Restricted and illiquid   If immediately after and as a result of such       Pioneer Value Fund may not invest more than
 securities                action the value of the following securities, in   15% of its net assets in securities which are
                           the aggregate, would exceed 15% of Safeco          illiquid and other securities which are not
                           Large-Cap Value Fund's net assets, the Fund        readily marketable.
                           will not (i) purchase securities for which there
                           is no readily available market, (ii) purchase
                           time deposits maturing in more than seven
                           days, (iii) purchase over-the-counter (OTC)
                           options or hold assets set aside to cover OTC
                           options written by the Fund, (iv) enter into
                           repurchase agreements maturing in more than
                           seven days, or (v) invest in interests in real
                           estate investment trusts which are not readily
                           marketable or interests in real estate limited
                           partnerships which are not listed or traded on
                           the NASDAQ Stock Market.
------------------------------------------------------------------------------------------------------------------------------------
 Borrowing                 Safeco Large-Cap Value Fund may borrow             Borrow money, except Pioneer Value Fund
                           money (i) from banks or (ii) by engaging in        may: (a) borrow from banks or through
                           reverse repurchase agreements.                     reverse repurchase agreements in an amount


                                                                              up to 33 1/3% of the Fund's total assets
                                                                              (including the amount borrowed); (b) to the
                                                                              extent permitted by applicable law, borrow
                                                                              up to an additional 5% of the Fund's assets
                                                                              for temporary purposes; (c) obtain such
                                                                              short-term credits as are necessary for
                                                                              the clearance of portfolio transactions;
                                                                              (d) purchase securities on margin to the
                                                                              extent permitted by applicable law; and
                                                                              (e) engage in transactions in mortgage dollar
                                                                              rolls that are accounted for as financings.
------------------------------------------------------------------------------------------------------------------------------------
 Lending                   Safeco Large-Cap Value Fund may lend               Pioneer Value Fund may lend portfolio
                           securities to qualified institutional investors    securities with a value that may not exceed
                           with a value of up to 33% of the Fund's            33 1/3% of the value of its total assets.
                           total assets.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                            Safeco Large-Cap Value Fund                           Pioneer Value Fund
------------------------------------------------------------------------------------------------------------------------------------
 Derivative instruments          Safeco Large-Cap Value Fund may write a           Pioneer Value Fund may use futures and
                                 put or call option if, as a result thereof, the   options on securities, indices and currencies,
                                 aggregate value of the assets underlying all      forward currency exchange contracts and
                                 such options does not exceed 25% of the           other derivatives. The Fund does not use
                                 Fund's net assets.                                derivatives as a primary investment technique
                                                                                   and generally limits their use to hedging.
                                 Safeco Large-Cap Value Fund may purchase          However, the Fund may use derivatives for a
                                 a put or call option or option on a futures       variety of non-principal purposes, including:
                                 contract if, as a result thereof, the aggregate
                                 premiums paid on all options or options on        o As a hedge against adverse changes in
                                 a futures contracts held by the Fund do not         stock market prices, interest rates or
                                 exceed 20% of the Fund's net assets.                currency exchange rates
                                                                                   o As a substitute for purchasing or selling
                                 Safeco Large-Cap Value Fund may enter into a        securities
                                 futures contract or option on futures contract    o To increase the Fund's return as a non-
                                 if, as a result thereof, the aggregate margin       hedging strategy that may be considered
                                 deposits and premiums required on all such          speculative
                                 instruments do not exceed 5% of the Fund's
                                 net assets.

                                 Safeco Large-Cap Value Fund may not
                                 purchase securities on margin. However, the
                                 Fund may (i) obtain short-term credits as
                                 necessary to clear its purchases and sales of
                                 securities and (ii) make margin deposits in
                                 connection with its use of financial options and
                                 futures, forward and spot currency contracts,
                                 swap transactions and other financial contracts
                                 or derivative instruments.
------------------------------------------------------------------------------------------------------------------------------------
 Other investment policies and   As described above, the Funds have substantially similar principal investment strategies and
 restrictions                    policies. Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                           Safeco Large-Cap Value Fund                          Pioneer Value Fund
------------------------------------------------------------------------------------------------------------------------------------
                                               Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------------
 Sales charges   Purchases under $1,000,000 of Class A shares    The Investor Class shares of Pioneer Value
                 of Safeco Large-Cap Value Fund are subject to   Fund you receive in the Reorganization will
                 a 5.75% front-end sales charge.                 not be subject to any sales charge. Moreover,
                                                                 if you own shares in your own name as of the
                 Contingent deferred sales charge of up to 5%    closing of the Reorganization (i.e., not in the
                 if you redeem Class B shares within six years   name of a broker or other intermediary) and
                 of purchase.                                    maintain your account, you may purchase
                                                                 Class A shares of Pioneer Value Fund and
                 Contingent deferred sales charge of 1% if       Class A shares of any fund in the Pioneer
                 you redeem Class C share within one year        family of funds through such account in the
                 of purchase.                                    future without paying any sales charge.

                 Purchases of Investor Class shares of Safeco    Except as described above, Class A shares of
                 Large-Cap Value Fund are not subject to a       Pioneer Value Fund are subject to a front-end
                 sales load.                                     sales charge of up to 5.75%.

                 Safeco Large-Cap Value Fund assesses a
                 mandatory redemption fee of 2%, as a
                 percentage of the amount redeemed or
                 exchanged, on Class A and Investor Class
                 shares held less than 30 days.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                        Safeco Large-Cap Value Fund                          Pioneer Value Fund
------------------------------------------------------------------------------------------------------------------------------------
 Management and other fees   Safeco Large-Cap Value Fund pays an advisory     Pioneer's annual basic fee is 0.60% of Pioneer
                             fee on a monthly basis at an annual rate         Value Fund's average daily net assets.
                             as follows:
                                                                              Pioneer's fee increases or decreases
                             $0-$250,000,000:   0.70 of 1%                    depending upon whether the Fund's
                             $250,000,001-$750,000,000:   0.65 of 1%          performance exceeds, or is exceeded by,
                             $750,000,001-$1,250,000,000:   0.60 of 1%        that of the Russell 1000 Value Index over the
                             Over $1,250,000,000:   0.55 of 1%                specified performance period. Each percentage
                                                                              point of difference between the performance
                             SAM serves as administrator and fund             of the Class A shares and the index (limited
                             accounting agent for Safeco Large-Cap Value      to a maximum of +/-10%) is multiplied by a
                             Fund. The Fund pays SAM an administrative        performance rate adjustment of 0.01%. As
                             services fee of 0.05% of the Fund's average      a result, the fee is subject to a maximum
                             daily net assets up to the first $200,000,000    annualized rate adjustment of +/-0.10%. This
                             and 0.01% of its net assets thereafter, and an   performance comparison is made at the end
                             accounting fee of 0.04% of the Fund's average    of each month. An appropriate monthly
                             daily net assets up to the first $200,000,000    percentage of this annual rate (based on the
                             and 0.01% of its net assets thereafter.          number of days in the current month) is then
                                                                              applied to the Fund's average net assets for
                             During its most recent fiscal year, Safeco       the entire performance period, giving a dollar
                             Large-Cap Value Fund paid aggregate advisory     amount that is added to (or subtracted from)
                             and administration fees at an average rate of    the basic fee. In addition, the fee is also
                             0.79% of average daily net assets.               further limited to a maximum annualized rate
                                                                              adjustment of +/-0.10% (i.e., the management
                             SAM had contractually agreed until April 30,     fee will not exceed 0.70% or be less than
                             2009, to pay certain fund operating expenses     0.50%). However, Pioneer currently is
                             (but not all of the operating expenses of the    waving the lower limitation on its fee, but
                             Fund) that exceeded the rate of 0.40% per        may reimpose it in the future. Because any
                             annum of Safeco Large-Cap Value Fund's           adjustments to the basic fee begin with the
                             average daily net assets. This arrangement       comparative performance of the Fund and
                             included all Fund operating expenses             the performance record of the index, the
                             except management fees, Rule 12b-1 fees,         controlling factor is not whether fund
                             brokerage commissions, interest, and             performance is up or down, but whether
                             extraordinary expenses.                          it is up or down more or less than the
                                                                              performance record of the index, regardless
                             For the fiscal year ended December 31, 2003,     of general market performance.
                             Safeco Large-Cap Value Fund's annual
                             operating expenses for Class A shares, after     During its most recent fiscal year, Pioneer
                             giving effect to the expense limitation were     Value Fund paid an advisory fee at an average
                             1.35%, and without giving effect to the          rate of 0.70% of average daily net assets.
                             expense limitation, were 1.71%.
                                                                              In addition, the Fund reimburses Pioneer for
                             For the fiscal year ended December 31, 2003,     certain Fund accounting and legal expenses
                             Safeco Large-Cap Value Fund's annual             incurred on behalf of the fund and pays a
                             operating expenses for Class B shares, after     separate shareholder servicing/transfer agency
                             giving effect to the expense limitation were     fee to PIMSS, an affiliate of Pioneer.
                             2.10%, and without giving effect to the
                             expense limitation, were 2.55%.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                        Safeco Large-Cap Value Fund                          Pioneer Value Fund
------------------------------------------------------------------------------------------------------------------------------------
 Management and other fees   For the fiscal year ended December 31, 2003,     For the fiscal year ended September 30, 2003,
 (continued)                 Safeco Large-Cap Value Fund's annual             the Fund's total annual operating expenses for
                             operating expenses for Class C shares, after     Class A shares were 1.19% of average daily
                             giving effect to the expense limitation were     net assets. The Fund does not currently have
                             2.10%, and without giving effect to the          an expense limitation for its Class A shares.
                             expense limitation, were 2.33%.
                                                                              Pioneer has agreed until the second
                             For the fiscal year ended December 31, 2003,     anniversary of the closing of the
                             Safeco Large-Cap Value Fund's annual             Reorganization to limit the expenses
                             operating expenses for Investor Class shares,    (excluding extraordinary expenses) of the
                             after giving effect to the expense limitation    Investor Class to 1.10% of the average daily
                             were 1.10%, and without giving effect to the     net assets attributable to the Investor Class.
                             expense limitation, were 1.14%.
                                                                              The Investor Class Shares to be issued in
                                                                              the Reorganization will convert to Class A
                                                                              shares after two years. Class A shares will
                                                                              have higher expenses per share than Investor
                                                                              Class Shares due to the Rule 12b-1 Plan. In
                                                                              addition, although Pioneer has agreed to limit
                                                                              the expenses attributable to Investor Class
                                                                              shares, Pioneer is not required to limit the
                                                                              expenses attributable to Class A shares.
------------------------------------------------------------------------------------------------------------------------------------
 Distribution and service    Investor Class shares of each Fund are not subject to a Rule 12b-1 fee. Pioneer Investor Class
 (12b-1) fee                 shares will convert into Class A share after two years. Class A shares of each Fund are subject to a Rule 12b-1 fee equal to 0.25% annually of average daily net assets.
------------------------------------------------------------------------------------------------------------------------------------
 Buying shares               You may buy shares of Safeco Large-Cap           You may buy shares from any investment firm
                             Value Fund directly through Safeco Securities,   that has a sales agreement with PFD, Pioneer
                             the Fund's principal underwriter or through      Value Fund's distributor. Existing shareholders
                             brokers, registered investment advisers,         of Safeco Large-Cap Value Fund who own
                             banks and other financial institutions that      shares in their own name as of the closing
                             have entered into selling agreements with the    date of the Reorganization and who maintain
                             Fund's principal underwriter, as described in    their accounts may buy shares of any fund in
                             the Fund's prospectus.                           the Pioneer family of funds through such
                                                                              accounts in the future without paying
                             Certain account transactions may be done by      sales charges.
                             telephone.
                                                                              If the account is established in the
                                                                              shareholder's own name, shareholders may
                                                                              also purchase additional shares of Pioneer
                                                                              Value Fund by telephone or online.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  Safeco Large-Cap Value Fund                           Pioneer Value Fund
------------------------------------------------------------------------------------------------------------------------------------
 Exchange privilege   There are no sales charges on shares you           You may exchange shares of Pioneer
                      acquire through dividend reinvestment or other     Value Fund without incurring any fee on
                      fund distributions or for Class A shares that      the exchange with the more than 62 other
                      you have exchanged for Class A shares of           Pioneer Funds. Your exchange would be for
                      another Fund.                                      Class A shares, which is subject to Rule
                                                                         12b-1 fees. An exchange generally is treated
                      Certain account transactions may be done           as a sale and a new purchase of shares for
                      by telephone.                                      federal income tax purposes.

                                                                         If the account is established in the
                                                                         shareholder's own name, shareholders may
                                                                         also exchange shares of Pioneer Value Fund
                                                                         for shares of other Pioneer Funds by
                                                                         telephone or online.
------------------------------------------------------------------------------------------------------------------------------------
 Selling shares       Investor Class and Class A shares will be sold at net asset value per share next calculated after each Fund receives your request in good order.
------------------------------------------------------------------------------------------------------------------------------------
                      You may sell your shares by contacting Safeco      Normally, your investment firm will send
                      Large-Cap Value Fund directly in writing or by     your request to sell shares to PIMSS. You
                      contacting a financial intermediary as described   can also sell your shares by contacting the
                      in the Fund's prospectus.                          Fund directly if your account is registered in
                                                                         your name.

                                                                         If the account is established in the
                                                                         shareholder's own name, shareholders may
                                                                         also redeem shares of Pioneer Value Fund by
                                                                         telephone or online.
------------------------------------------------------------------------------------------------------------------------------------


Comparison of Principal Risks of Investing in the Funds

     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

     o    Stock market goes down (this risk may be greater in the short-term)

     o    Value stocks fall out of favor with investors

     o The Fund's assets remain undervalued or do not have the potential value originally expected

     o Stocks selected for income do not achieve the same return as securities selected for capital appreciation Investments in the Funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in either Fund.


     The Investor Class Shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class Shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

Past Performance


     Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results.

                  Safeco Large-Cap Value Fund -- Investor Class
                          Calendar Year Total Returns*


       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

  '94     '95     '96     '97    '98    '99     '00     '01      '02     '03
-1.09   30.36   23.99   26.43   6.31   1.17   -6.36   -7.06    17.40    4.20


* During the period shown in the bar chart, your Safeco Fund's highest quarterly return was 14.77% for the quarter ended June 30, 2003, and the lowest quarterly return was -17.60% for the quarter ended September 30, 2002.


                      Pioneer Value Fund -- Class A Shares
                          Calendar Year Total Returns*

       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

  '94     '95     '96     '97    '98    '99     '00     '01      '02     '03
-1.73   27.15   21.99   23.70  -7.99   1.61   15.95   -3.09   -18.79   28.54

* During the period shown in the bar chart, Pioneer Value Fund's highest quarterly return was 15.93% for the quarter ended June 30, 2003, and the lowest quarterly return was -22.31% for the quarter ended September 30, 1998.

                           Safeco Large-Cap Value Fund
              Average Annual Total Returns as of December 31, 2003



--------------------------------------------------------------------------------------------------------
                                                                     1 Year       5 Years      10 Years
--------------------------------------------------------------------------------------------------------
 Safeco Large-Cap Value Fund, Class A Shares
--------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  16.75%        -3.39%       5.98%
--------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(1)                               16.57%        -4.07%       4.11%
--------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(1)       11.10%        -3.20%       4.18%
--------------------------------------------------------------------------------------------------------
 Safeco Large-Cap Value Fund, Class B Shares
--------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  17.98%        -3.36%       6.19%
--------------------------------------------------------------------------------------------------------
 Safeco Large-Cap Value Fund, Class C Shares
--------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  22.00%        -2.92%       6.11%
--------------------------------------------------------------------------------------------------------
 Safeco Large-Cap Value Fund, Investor Class Shares
--------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  24.20%        -2.01%       6.86%
--------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(1)                               23.94%        -2.79%       4.86%
--------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(1)       16.01%        -2.11%       4.87%
--------------------------------------------------------------------------------------------------------
 Russell 1000 Value Index(2)
  (reflects no deduction for fees, expenses or taxes)                 30.03%         3.57%      11.87%
--------------------------------------------------------------------------------------------------------



(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

(2) The Russell 1000 Value Index, an unmanaged index of value stocks in the Russell 1000 Index of 1,000 largest-capitalization U.S. stocks, is for reference only and does not mirror the Fund's investments.


                      Pioneer Value Fund -- Class A Shares
              Average Annual Total Returns as of December 31, 2003


------------------------------------------------------------------------------------------------------
                                                                     1 Year      5 Years     10 Years
------------------------------------------------------------------------------------------------------
 Pioneer Value Fund, Class A Shares
------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  21.13%       2.36%       6.90%
------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(1)                               20.74%       0.96%       4.80%
------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(1)       13.76%       1.44%       4.94%
------------------------------------------------------------------------------------------------------
 Russell 1000 Value Index(2)
  (reflects no deduction for fees, expenses or taxes)                 30.03%       3.56%      11.88%
------------------------------------------------------------------------------------------------------


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.


(2) The Russell 1000 Value Index, an unmanaged index of value stocks in the Russell 1000 Index of 1,000 largest-capitalization U.S. stocks, is for reference only and does not mirror the Fund's investments.

     Pioneer Value Fund's Investor Class shares will not be outstanding prior to the closing of the Reorganization and consequently have no performance history. However, the performance record of the Investor Class would be modestly higher than the performance of Class A, B and C shares due to the lower expenses applicable to the Investor Class.


     The most recent portfolio manager's discussion of each Fund's performance is attached as Exhibit D.


The Funds' Fees and Expenses


     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for your Safeco Fund, the expenses of your Safeco Fund for the period ended December 31, 2003 and (ii) for Pioneer Value Fund, the expenses of Pioneer Value Fund for the period ended June 30, 2003. Future expenses for all share classes may be greater or less.



                                                                                       Safeco
                                                                          Safeco     Large-Cap
                                                                         Large-Cap     Value
                                                                        Value Fund      Fund
                                                                          Class A     Class B
Shareholder transaction fees (paid directly from your investment)      ------------ -----------
Maximum sales charge (load) when you buy shares as a percentage
 of offering price ...................................................      5.75%(6)    None
Maximum deferred sales charge (load) as a percentage of purchase price or the amount you receive when you sell shares, whichever
 is less .............................................................      None        5.00%(7)
Redemption fees for shares held less than 30 days ....................      2.00%       None
Wire redemption fee ..................................................     $  20(4)    $  20(4)
Annual low balance fee ...............................................     $  12(5)    $  12(5)
Annual fund operating expenses (deducted from fund assets)
 (as a % of average net assets)
Management fee .......................................................      0.70%       0.70%
Distribution and service (12b-1) fee .................................      0.25%       1.00%
Other expenses .......................................................      0.76%       0.85%
Total fund operating expenses ........................................      1.71%       2.55%
Expense reimbursement/reduction ......................................      0.36%(2)    0.45%(2)
Net fund operating expenses ..........................................      1.35%       2.10%

                                                                          Safeco        Safeco       Pro Forma
                                                                        Large-Cap      Large-Cap      Pioneer
                                                                          Value          Value       Value Fund
                                                                           Fund          Fund         Investor
                                                                         Class C    Investor Class     Class(9)
Shareholder transaction fees (paid directly from your investment)      ----------- ---------------- -----------
Maximum sales charge (load) when you buy shares as a percentage
 of offering price ...................................................      None           None          None(1)
Maximum deferred sales charge (load) as a percentage of purchase price or the amount you receive when you sell shares, whichever
 is less .............................................................      1.00%(8)       None          None
Redemption fees for shares held less than 30 days ....................      None           2.00%         None
Wire redemption fee ..................................................     $  20(4)       $  20(4)      $  10
Annual low balance fee ...............................................     $  12(5)       $  12(5)        N/A
Annual fund operating expenses (deducted from fund assets)
 (as a % of average net assets)
Management fee .......................................................      0.70%          0.70%         0.63%
Distribution and service (12b-1) fee .................................      1.00%          None          None
Other expenses .......................................................      0.63%          0.44%         0.47%
Total fund operating expenses ........................................      2.33%          1.14%         1.10%
Expense reimbursement/reduction ......................................      0.23%(2)       0.04%(2)      None(3)
Net fund operating expenses ..........................................      2.10%          1.10%         1.10%


----------

(1) No sales load will apply to shares received in the Reorganization by shareholders of your Safeco Fund who become shareholders of record of Pioneer Value Fund through the Reorganization. In addition, shareholders of your Safeco Fund who own shares in their own name (i.e., not in the name of a broker or other intermediary) and maintain such account as of the closing of the Reorganization may purchase Class A Shares of Pioneer Value Fund or of any Fund in the Pioneer family of funds through such account in the future without paying a sales charge.

(2) As described above, SAM had contractually agreed to reimburse Safeco Large-Cap Value Fund for certain Fund operating expenses (but not all of the operating expenses of the Fund) that exceeded the rate of 0.40% per annum of the Fund's average daily net assets. This arrangement included all fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, interest, and extraordinary expenses.


(3) Pioneer has agreed that through the second anniversary of the closing of the Reorganization, Pioneer will limit the expenses (excluding extraordinary expenses) of the Investor Class shares of Pioneer Value Fund to 1.10% of average daily net assets.

(4) There is a higher charge for international wire redemptions, which may vary by country or dollar amount.


(5) A low balance fee is charged once in year in December for accounts with balances under $1,000 in your Safeco Fund.

(6) Purchases of $1,000,000 or more of Class A shares of your Safeco Fund are not subject to a front-end sales charge, but a 1.00% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified retirement plans.

(7) The contingent deferred sales charge on Class B shares of your Safeco Fund reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.


(8) The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.

(9) The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares. Class A shares do not currently have an expense limitation.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's gross operating expenses remain the same, (e) the expense limitations are in effect for five years for Safeco Large-Cap Value Fund and two years for Pioneer Value Fund and (f) and the Investor Class shares of Pioneer Value Fund convert to Class A shares after two years. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.



  Example
             Safeco Large-Cap Value Fund
  Class A Shares
  Year 1 .............. $  705
  Year 3 .............. $  978
  Year 5 .............. $1,272
  Year 10 ............. $2,318
                           With         Without
  Class B Shares         Redemption    Redemption
  Year 1 ..............  $       713   $       213
  Year 3 ..............  $       958   $       658
  Year 5 ..............  $     1,329   $     1,129
  Year 10 .............  $     2,290   $     2,290
                            With         Without
  Class C Shares         Redemption    Redemption
  Year 1 ..............  $       313   $       213
  Year 3 ..............  $       658   $       658
  Year 5 ..............  $     1,129   $     1,129
  Year 10 .............  $     2,565   $     2,565
  Investor Class Shares
  Year 1 .............. $  112
  Year 3 .............. $  350
  Year 5 .............. $  606
  Year 10 ............. $1,366
              Pro FormaPioneer Value Fund
  Investor Class Shares
  Year 1 .............. $  113
  Year 3 .............. $  346
  Year 5 .............. $  594
  Year 10 ............. $1,430

Reasons for the Proposed Reorganization


     The Trustees believe that the proposed Reorganization is in the best interests of Safeco Large-Cap Value Fund. The Trustees considered the following matters, among others, in approving the proposal.

     First, SAM, the investment adviser to the Safeco Fund until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it did not intend to continue to provide investment advisory services to the Safeco Funds. Consequently, a change in your Safeco Fund's investment adviser was necessary.

     Second, Pioneer Value Fund's short and long-term performance record is superior to the performance record of your Safeco Fund. For the one, five and ten year periods ended June 30, 2004, Class A shares of Pioneer Value Fund had an average annual return of 20.04%, 3.24%, and 8.43%, respectively, compared to an average annual return of the Class A shares and Investor Class shares of 11.80% and 18.91% (one year) -3.11% and -1.71% (five year) and 6.63% and 7.52%
(ten year), respectively, during the same period. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

     Third, the resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutions and other clients. As of June 30, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $151 billion worldwide. Shareholders of your Safeco Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 62 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your Safeco Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

     Fourth, Pioneer Value Fund's lower operating expenses and Pioneer's commitment until the second anniversary of the Reorganization to limit the expenses (excluding extraordinary expenses) of the Investor Class of Pioneer Value Fund to 1.10% of average daily net assets. The estimated expense ratio of the Investor Class shares of Pioneer Value Fund is lower or equal to both the gross expenses and expenses net of expense reimbursement of each class of shares of your Safeco Fund. Although you will experience higher expenses once the Investor Class shares convert to Class A shares after two years, the Class A expense ratio for the most recent fiscal year was 1.19% of average daily net assets, which was below the total gross and net expenses of the Class A shares of your Safeco Fund.


     Fifth, the substantially larger size of Pioneer Value Fund offers greater opportunity for diversification of the investment portfolio, which should help to reduce risks.


     Sixth, shareholders who own shares in their name as of the closing of the Reorganization (i.e., not in the name of a broker or other intermediary) and maintain their account may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund or purchase Class A share of another Pioneer Fund without paying any sales charge.

     Seventh, the Investor Class shares of Pioneer Value Fund received in the Reorganization will provide Safeco Large-Cap Value Fund shareholders with exposure to substantially the same investment product as they currently have.

     Pioneer and Symetra will pay all out of pocket expenses of the Safeco Funds and the Pioneer Funds associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this joint Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations; (3) the legal fees and expenses incurred by the Safeco Funds in connection with the Reorganizations; and (4) the Trustees' fees and out of pocket expenses incurred as a result of the Reorganizations.

     The Trustees also considered that Pioneer and Symetra will benefit from the Reorganization. See "Certain Agreements between Pioneer and Symetra."

     The Board of Trustees of Pioneer Value Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer Value Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer Value Fund and its shareholders.

                                 CAPITALIZATION


     The following table sets forth the capitalization of each Fund as of September 30, 2004, and pro forma combined Fund as of September 30, 2004.



                                           Safeco                                  Pro Forma
                                          Large-Cap             Pioneer             Pioneer
                                         Value Fund           Value Fund           Value Fund
                                     September 30, 2004   September 30, 2004   September 30, 2004
                                    -------------------- -------------------- -------------------
  Total Net Assets (in thousands)         $147,084             $3,788,405          $3,935,489
    Class A shares ................       $  1,654             $3,745,064          $3,745,064
    Class B shares ................       $    996             $   32,311          $   32,311
    Class C shares ................       $    143             $    9,168          $    9,168
    Investor Class shares .........       $144,291                    N/A          $   147,084
    Class Y shares ................            N/A             $    1,852          $    1,852
    Class R shares ................            N/A             $       10          $       10
  Net Asset Value Per Share
    Class A shares ................       $  19.46             $    18.83          $    18.83
    Class B shares ................       $  19.47             $    17.87          $    17.87
    Class C shares ................       $  19.55             $    17.87          $    17.87
    Investor Class shares .........       $  19.34                    N/A          $    18.83
    Class Y shares ................            N/A             $    18.84          $    18.84
    Class R shares ................            N/A             $    18.64          $     18.64
  Shares Outstanding
    Class A shares ................         85,000            198,896,441         198,896,441
    Class B shares ................         51,153              1,807,707           1,807,707
    Class C shares ................          7,334                513,049             513,049
    Investor Class shares .........      7,459,486                    N/A           7,811,152
    Class Y shares ................            N/A                 98,313              98,313
    Class R shares ................            N/A                    539                 539



     It is impossible to predict how many shares of Pioneer Value Fund will actually be received and distributed by your Safeco Fund on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer Value Fund's shares that will actually be received and distributed.


                     BOARD'S EVALUATION AND RECOMMENDATION


     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Safeco Fund. Similarly, the Board of Trustees of Pioneer Value Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer Value Fund.

     The Trustees recommend that the shareholders of your Safeco Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                         Safeco Multi-Cap Core Fund and
                           Pioneer Mid Cap Value Fund

                                  PROPOSAL 1(g)


                Approval of Agreement and Plan of Reorganization

                                     SUMMARY


     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire proxy statement, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-1 because they contain details that are not in the summary.

     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

     In the table below, if a row extends across the entire table, the policy disclosed applies to both your Safeco Fund and the Pioneer Fund.

   Comparison of Safeco Multi-Cap Core Fund to the Pioneer Mid Cap Value Fund



------------------------------------------------------------------------------------------------------------------------------------
                                     Safeco Multi-Cap Core Fund                    Pioneer Mid Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
 Business                  A series of Safeco Common Stock Trust,        A diversified open-end management
                           a diversified open-end management             investment company registered under the
                           investment company organized as a             Investment Company Act organized as a
                           Delaware statutory trust.                     Delaware statutory trust.
------------------------------------------------------------------------------------------------------------------------------------
 Net assets as of          $90 million                                   $1,820 million
------------------------------------------------------------------------------------------------------------------------------------
 June 30, 2004
 Investment advisers and   Investment adviser (until August 2, 2004):    Investment adviser:
 portfolio managers        SAM                                           Pioneer

                           Portfolio Managers:                           Portfolio Managers:
                           Bill Whitlow (since 1997 and until            J. Rodman Wright
                           August 2, 2004)                               Senior Vice President, Pioneer
                           CFA, Vice President, SAM                      Joined Pioneer in 1994
                           Joined SAM in 2001                            Investment professional since 1988

                           Brian Clancy (since 2003)                     Sean Gavin
                           CFA, Equity Analyst, SAM                      Vice President, Pioneer
                           Joined SAM in 1996                            Joined Pioneer in 2002

                           Currently Pioneer is acting as investment
                           adviser to Safeco Multi-Cap Core Fund. The
                           Portfolio Managers of Pioneer Mid Cap Value
                           Fund, as indicated in the next column,
                           currently manage your Safeco Fund.
------------------------------------------------------------------------------------------------------------------------------------
 Investment objective      Safeco Multi-Cap Core Fund seeks long-term    Pioneer Mid Cap Value Fund seeks capital
                           growth of capital.                            appreciation by investing in a diversified
                                                                         portfolio of securities consisting primarily
                                                                         of common stocks.
------------------------------------------------------------------------------------------------------------------------------------
                           Each Fund provides written notice to shareholders at least 60 days prior to any change to its investment objective as described above.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                     Safeco Multi-Cap Core Fund                       Pioneer Mid Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
 Primary investments     Under normal circumstances, Safeco Multi-Cap      Normally, Pioneer Mid Cap Value Fund invests
                         Core Fund invests in a blend of growth and        at least 80% of its total assets in equity
                         value-oriented stocks of companies of any size.   securities of mid-size companies, that is
                                                                           companies with market values within the
                                                                           range of market values of companies included
                                                                           in the Russell Midcap Value Index.

                                                                           Pioneer Mid Cap Value Fund focuses on
                                                                           issuers with capitalizations within the $1
                                                                           billion to $10 billion range, and that range
                                                                           will change depending on market conditions.

                                                                           The equity securities in which Pioneer
                                                                           Mid Cap Value Fund principally invests are
                                                                           common stocks, preferred stocks, depositary
                                                                           receipts and convertible debt, but the Fund
                                                                           may invest in other types of equity securities
                                                                           to a lesser extent, such as warrants
                                                                           and rights.
------------------------------------------------------------------------------------------------------------------------------------
 Investment strategies   In managing the portfolio and selecting           Pioneer Mid Cap Value Fund takes a
                         securities, SAM considered companies with:        fundamental, research-driven approach in
                                                                           seeking to provide superior returns over time.
                         o Faster earnings growth than their               Pioneer seeks securities selling at substantial
                           competitors                                     discounts to their underlying values and then
                         o Low price-to-earnings ratios when compared      holds these securities until the market values
                           to competitors                                  reflect their intrinsic values.
                         o A share price that represents good value
                         o Potential for long-term appreciation            Pioneer evaluates a security's potential value,
                                                                           including the attractiveness of its market
                                                                           valuation, based on the company's assets
                                                                           and earnings growth. Pioneer evaluates the
                                                                           issuer based on its financial statements
                                                                           and operations, employing a bottom-up
                                                                           analytic style.

                                                                           Factors Pioneer looks for in selecting
                                                                           investments include:

                                                                           o Favorable expected returns relative to
                                                                             perceived risk
                                                                           o Management with demonstrated ability and
                                                                             commitment to the company
                                                                           o Low market valuations relative to earnings
                                                                             forecast, book value, cash flow and sales
                                                                           o Turnaround potential for companies that
                                                                             have been through difficult periods
                                                                           o Estimated private market value in excess
                                                                             of current stock price
                                                                           o Whether the issuer's industry has strong
                                                                             fundamentals, such as increasing or
                                                                             sustainable demand and barriers to entry
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                       Safeco Multi-Cap Core Fund                         Pioneer Mid Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
 Other investments         Safeco Multi-Cap Core Fund may invest in           Pioneer Mid Cap Value Fund may invest up
                           securities convertible into common stock,          to 25% of its total assets in equity and debt
                           but less than 35% of its total assets will be      securities of non-U.S. issuers. The Fund will
                           invested in such securities.                       not invest more than 5% of its total assets in
                                                                              the securities of emerging markets issuers.
                           Safeco Multi-Cap Core Fund may invest up to
                           20% of assets in foreign securities.               Pioneer Mid Cap Value Fund may invest up
                                                                              to 20% of its total assets in debt securities of
                           Safeco Multi-Cap Core Fund may invest up to        corporate and government issuers. Generally
                           10% of its total assets in debt securities rated   the Fund acquires debt securities that are
                           below investment grade.                            investment grade, but the Fund may invest up
                                                                              to 5% of its net assets in below investment
                                                                              grade convertible debt securities issued by
                                                                              both U.S. and non-U.S. issuers. The Fund
                                                                              invests in debt securities when Pioneer
                                                                              believes they are consistent with the Fund's
                                                                              investment objective by offering the potential
                                                                              for capital appreciation, to diversify the Fund's
                                                                              portfolio or for greater liquidity.
------------------------------------------------------------------------------------------------------------------------------------
 Temporary defensive       Safeco Multi-Cap Core Fund may hold cash or        Pioneer Mid Cap Value Fund may invest all or
 strategies                invest in high-quality, short-term securities      part of its assets in securities with remaining
                           issued by an agency or instrumentality of the      maturities of less than one year, cash
                           U.S. government, high-quality commercial           equivalents or may hold cash.
                           paper, certificates of deposit, shares of
                           no-load, open-end money market funds, or
                           repurchase agreements as a temporary
                           defensive measure when market conditions
                           so warrant.
------------------------------------------------------------------------------------------------------------------------------------
 Diversification           Each Fund is diversified for the purpose of the Investment Company Act and each Fund is subject to diversification requirements under the Code.
------------------------------------------------------------------------------------------------------------------------------------
 Industry Concentration    Each Fund may not invest more than 25% of its assets in any one industry.
------------------------------------------------------------------------------------------------------------------------------------
 Restricted and illiquid   If immediately after and as a result of such       Pioneer Mid Cap Value Fund will not invest
 securities                action the value of the following securities, in   more than 15% of its net assets in illiquid
                           the aggregate, would exceed 15% of Safeco          and other securities that are not readily
                           Multi-Cap Core Fund's net assets, the Fund will    marketable. Repurchase agreements maturing
                           not (i) purchase securities for which there is     in more than seven days will be included for
                           no readily available market, (ii) purchase time    purposes of the foregoing limit. Securities
                           deposits maturing in more than seven days,         subject to restrictions on resale under the
                           (iii) purchase over-the-counter (OTC) options      1933 Act, are considered illiquid unless they
                           or hold assets set aside to cover OTC options      are eligible for resale pursuant to Rule 144A
                           written by the Fund, (iv) enter into repurchase    or another exemption from the registration
                           agreements maturing in more than seven             requirements of the 1933 Act and are
                           days, or (v) invest in interests in real estate    determined to be liquid by Pioneer.
                           investment trusts which are not readily
                           marketable or interests in real estate limited
                           partnerships which are not listed or traded on
                           the NASDAQ Stock Market.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                         Safeco Multi-Cap Core Fund                        Pioneer Mid Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
 Borrowing   Safeco Multi-Cap Core Fund may borrow             Pioneer Mid Cap Value Fund may not borrow
             money (i) from banks or (ii) by engaging in       money in amounts exceeding 10% of the
             reverse repurchase agreements.                    Fund's total assets (including the amount
                                                               borrowed) taken at market value.
------------------------------------------------------------------------------------------------------------------------------------
 Lending     Safeco Multi-Cap Core Fund may lend               Pioneer Mid Cap Value Fund may not make
             securities to qualified institutional investors   loans, except that the Fund may (i) lend
             with a value of up to 33% of the Fund's           portfolio securities in accordance with the
             total assets.                                     Fund's investment policies, (ii) enter into
                                                               repurchase agreements, (iii) purchase all or
                                                               a portion of an issue of publicly distributed
                                                               debt securities, bank loan participation
                                                               interests, bank certificates of deposit, bankers'
                                                               acceptances, debentures or other securities,
                                                               whether or not the purchase is made upon
                                                               the original issuance of the securities,
                                                               (iv) participate in a credit facility whereby
                                                               the Fund may directly lend to and borrow
                                                               money from other affiliated funds to the extent
                                                               permitted under the Investment Company
                                                               Act or an exemption therefrom, and (v) make
                                                               loans in any other manner consistent with
                                                               applicable law, as amended and interpreted or
                                                               modified from time to time by any regulatory
                                                               authority having jurisdiction.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              Safeco Multi-Cap Core Fund                        Pioneer Mid Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
 Derivative instruments          Safeco Multi-Cap Core Fund may write a put or       Pioneer Mid Cap Value Fund may use
                                 call option if, as a result thereof, the aggregate  futures and options on securities, indices
                                 value of the assets underlying all such options     and currencies, forward currency exchange
                                 does not exceed 25% of the Fund's net assets.       contracts and other derivatives. The Fund
                                                                                     does not use derivatives as a primary
                                 Safeco Multi-Cap Core Fund may purchase a           investment technique and generally limits
                                 put or call option or option on a futures           their use to hedging. However, the Fund may
                                 contract if, as a result thereof, the aggregate     use derivatives for a variety of non-principal
                                 premiums paid on all options or options on          purposes, including:
                                 futures contracts held by the Fund do not
                                 exceed 20% of the Fund's net assets.                o As a hedge against adverse changes
                                                                                       in stock market prices, interest rates
                                 Safeco Multi-Cap Core Fund may enter into any         or currency exchange rates
                                 futures contract or option on futures contract      o As a substitute for purchasing or
                                 if, as a result thereof, the aggregate margin         selling securities
                                 deposits and premiums required on all such          o To increase the Fund's return as a
                                 instruments do not exceed 5% of the Fund's            non-hedging strategy that may be
                                 net assets.                                           considered speculative

                                 Safeco Multi-Cap Core Fund may not purchase
                                 securities on margin. However, the Fund may
                                 (i) obtain short-term credits as necessary to
                                 clear its purchases and sales of securities, and
                                 (ii) make margin deposits in connection with
                                 its use of financial options and futures,
                                 forward and spot currency contracts, swap
                                 transactions and other financial contracts or
                                 derivative instruments.
------------------------------------------------------------------------------------------------------------------------------------
 Other investment policies and   As described above, the Funds have substantially similar principal investment strategies and
 restrictions                    policies. Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                            Safeco Multi-Cap Core Fund                      Pioneer Mid Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
                                              Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------------
 Sales charges   Purchases under $1,000,000 of Class A shares     The Investor Class shares of Pioneer Mid Cap
                 of Safeco Multi-Cap Core Fund are subject to a   Value Fund you receive in the Reorganization
                 5.75% front-end sales charge.                    will not be subject to any sales charge.
                                                                  Moreover, if you own shares in your own
                 Contingent deferred sales charge of up to 5%     name as of the closing of the Reorganization
                 if you redeem Class B shares within six years    (i.e., not in the name of a broker or other
                 of purchase.                                     intermediary) and maintain your account, you
                                                                  may purchase Class A shares of Pioneer Mid
                 Contingent deferred sales charge of 1% if        Cap Value Fund and Class A shares of any
                 you redeem Class C shares within one year        fund in the Pioneer family of funds through
                 of purchase.                                     such account in the future without paying any
                                                                  sales charge.
                 Purchases of Investor Class shares of Safeco
                 Multi-Cap Core Fund are not subject to a         Except as described above, Class A shares of
                 sales load.                                      Pioneer Mid Cap Value Fund are subject to a
                                                                  front-end sales charge of up to 5.75%.
                 Safeco Multi-Cap Core Fund assesses a
                 mandatory redemption fee of 2%, as a
                 percentage of the amount redeemed or
                 exchanged, on Class A and Investor Class
                 shares held less than 30 days.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                         Safeco Multi-Cap Core Fund                        Pioneer Mid Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
 Management and other fees   Safeco Multi -Cap Core Fund pays an advisory      Pioneer Mid Cap Value Fund pays Pioneer a
                             fee on a monthly basis at an annual rate          management fee equal to:
                             as follows:
                                                                               0.70% of average daily net assets up to
                             $0-$250,000,000:   0.70 of 1%                      $500 million;
                             $250,000,001-$750,000,000:   0.65 of 1%           0.65% of the next $500 million; and
                             $750,000,001-$1,250,000,000:   0.60 of 1%         0.625% on assets over $1 billion, based
                             Over $1,250,000,000:   0.55 of 1%                 on the Fund's performance and the size of
                                                                               the Fund.
                             SAM serves as administrator and fund
                             accounting agent for Safeco Multi-Cap Core        Pioneer's fee increases or decreases
                             Fund. The Fund pays SAM an administrative         depending upon whether the Fund's
                             services fee of 0.05% of the Fund's average       performance exceeds, or is exceeded by,
                             daily net assets up to the first $200,000,000     that of the Russell Midcap Value Index over
                             and 0.01% of its net assets thereafter, and an    the specified performance period. Each
                             accounting fee of 0.04% of the Fund's average     percentage point of difference between the
                             daily net assets up to the first $200,000,000     performance of the Class A shares and the
                             and 0.01% of its net assets thereafter.           index (limited to a maximum of +/-10%) is
                                                                               multiplied by a performance rate adjustment
                             During its most recent fiscal year, Safeco        of 0.01%. As a result, the fee is subject to
                             Multi-Cap Core Fund paid aggregate advisory       a maximum annualized rate adjustment of
                             and administration fees at an average rate of     +/-0.10%. This performance comparison
                             0.79% of average daily net assets.                is made at the end of each month. An
                                                                               appropriate monthly percentage of this annual
                             SAM had contractually agreed until April 30,      rate (based on the number of days in the
                             2009, to pay certain Fund operating expenses      current month) is then applied to the Fund's
                             (but not all of the operating expenses of the     average net assets for the entire performance
                             Fund) that exceeded the rate of 0.40% per         period, giving a dollar amount that is added to
                             annum of the Fund's average daily net assets.     (or subtracted from) the basic fee. In addition,
                             This arrangement included all Fund operating      the fee is also further limited to a maximum
                             expenses except management fees, Rule 12b-1       annualized rate adjustment of +/-0.10% (i.e., the
                             fees, brokerage commissions, interest, and        management fee will not exceed 0.80% or be
                             extraordinary expenses.                           less than 0.525%). However, Pioneer currently
                                                                               is waving the lower limitation on its fee, but
                             For the fiscal year ended December 31, 2003,      may reimpose it in the future. Because any
                             the Fund's annual operating expenses for Class    adjustments to the basic fee begin with the
                             A shares, after giving effect to the expense      comparative performance of the Fund and the
                             limitation were 1.35%, and without giving         performance record of the index, the
                             effect to the expense limitation, were 1.78%.     controlling factor is not whether fund
                                                                               performance is up or down, but whether it is
                             For the fiscal year ended December 31, 2003,      up or down more or less than the
                             the Fund's annual operating expenses for Class    performance record of the index, regardless
                             B shares, after giving effect to the expense      of general market performance.
                             limitation were 2.10%, and without giving
                             effect to the expense limitation, were 2.54%.     During its most recent fiscal year, Pioneer
                                                                               Mid Cap Value Fund paid an advisory fee at
                                                                               an average rate of 0.76% of average daily
                                                                               net assets.

                                                                               In addition, the Fund reimburses Pioneer for
                                                                               certain fnd accounting and legal expenses
                                                                               incurred on behalf of the Fund and pays a
                                                                               separate shareholder servicing/transfer agency
                                                                               fee to PIMSS, an affiliate of Pioneer.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                         Safeco Multi-Cap Core Fund                        Pioneer Mid Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
 Management and other fees   For the fiscal year ended December 31, 2003,       For the fiscal year ended October 31, 2003,
 (continued)                 the Fund's annual operating expenses for Class     the Fund's total annual operating expenses for
                             C shares, after giving effect to the expense       Class A shares were 1.37% of average daily
                             limitation were 2.10%, and without giving          net assets. The Fund does not currently have
                             effect to the expense limitation, were 2.46%.      an expense limitation for its Class A shares.

                             For the fiscal year ended December 31, 2003,       Pioneer has agreed until the second
                             the Fund's annual operating expenses for           anniversary of the closing of the
                             Investor Class shares, after giving effect to      Reorganization to limit the expenses
                             the expense limitation were 1.10%, and             (excluding extraordinary expenses) of the
                             without giving effect to the expense limitation,   Investor Class to 1.10% of the average daily
                             were 1.23%.                                        net assets attributable to the Investor Class.

                                                                                The Investor Class sares to be issued in the
                                                                                Reorganization will convert to Class A shares
                                                                                after two years. Class A shares will have
                                                                                higher expenses per share than Investor
                                                                                Class shares due to the Rule 12b-1 Plan. In
                                                                                addition, although Pioneer has agreed to limit
                                                                                the expenses attributable to Investor Class
                                                                                shares, Pioneer is not required to limit the
                                                                                expenses attributable to Class A shares.
------------------------------------------------------------------------------------------------------------------------------------
 Distribution and service    Investor Class shares of each Fund are not subject to a Rule 12b-1 fee. Pioneer Investor Class
 (12b-1) fee                 shares will convert into Class A shares after two years. Class A shares of each Fund are subject to a Rule 12b-1 fee equal to 0.25% annually of average daily net assets.
------------------------------------------------------------------------------------------------------------------------------------
 Buying shares               You may buy shares of Safeco Multi-Cap             You may buy shares from any investment firm
                             Core Fund directly through Safeco Securities,      that has a sales agreement with PFD, Pioneer
                             the Fund's principal underwriter or through        Mid Cap Value Fund's distributor. Existing
                             brokers, registered investment advisers, banks     shareholders of Safeco Multi-Cap Core
                             and other financial institutions that have         Fund who own Investor Class shares in their
                             entered into selling agreements with the Fund's    own name as of the closing date of the
                             principal underwriter, as described in the         Reorganization and who maintain their
                             Fund's prospectus.                                 accounts may buy shares of any Fund in
                                                                                the Pioneer family of funds through such
                             Certain account transactions may be done           accounts in the future without paying
                             by telephone.                                      sales charges.

                                                                                If the account is established in the
                                                                                shareholder's own name, shareholders may
                                                                                also purchase additional shares of Pioneer
                                                                                Mid Cap Value Fund by telephone or online.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  Safeco Multi-Cap Core Fund                        Pioneer Mid Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
 Exchange privilege   There are no sales charges on shares you           You may exchange shares of Pioneer Mid Cap
                      acquire through dividend reinvestment or other     Value Fund without incurring any fee on the
                      Fund distributions or for Class A shares that      exchange with the more than 62 other Pioneer
                      you have exchanged for Class A shares of           Funds. Your exchange would be for Class A
                      another fund.                                      shares, which is subject to Rule 12b-1 fees.
                                                                         An exchange generally is treated as a sale and
                      Certain account transactions may be done           a new purchase of shares for federal income
                      by telephone.                                      tax purposes.

                                                                         If the account is established in the
                                                                         shareholder's own name, shareholders may
                                                                         also exchange shares of Pioneer Mid Cap
                                                                         Value Fund for shares of other Pioneer Funds
                                                                         by telephone or online.
------------------------------------------------------------------------------------------------------------------------------------
 Selling shares       Investor Class and Class A shares will be sold at net asset value per share next calculated after each Fund receives your request in good order.
------------------------------------------------------------------------------------------------------------------------------------
                      You may sell your shares by contacting Safeco      Normally, your investment firm will send
                      Multi-Cap Core Fund directly in writing or by      your request to sell shares to PIMSS. You
                      contacting a financial intermediary as described   can also sell your shares by contacting the
                      in the Fund's prospectus.                          Fund directly if your account is registered in
                                                                         your name.

                                                                         If the account is established in the
                                                                         shareholder's own name, shareholders may
                                                                         also redeem shares of Pioneer Mid Cap Fund
                                                                         by telephone or online.
------------------------------------------------------------------------------------------------------------------------------------



Comparison of Principal Risks of Investing in the Funds


     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. Even though each Fund seeks capital appreciation, you could lose money on your investment or not make as much as if you invested elsewhere if:

     o The stock market goes down (this risk may be greater in the short term)

     o    Mid-size or value stocks fall out of favor with investors

     o The Fund's assets remain undervalued or do not have the potential value originally expected

     Each Fund also has risks associated with investing in mid-size companies. Compared to large companies, mid-size companies, and the market for their equity securities, are likely to:

     o Be more sensitive to changes in earnings results and investor expectations

     o    Have more limited product lines and capital resources

     o    Experience sharper swings in market values

     o    Be harder to sell at the times and prices Pioneer thinks appropriate

     o    Offer greater potential for gain and loss

     Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable

     o Adverse effect of currency exchange rates or controls on the value of the Fund's investments

     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

     o Economic, political and social developments may adversely affect the securities markets

     o    Withholding and other non-U.S. taxes may decrease the Fund's return


     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.


Past Performance


     Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results.

                  Safeco Multi-Cap Core Fund -- Investor Class
                          Calendar Year Total Returns*


       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

  '94     '95     '96     '97    '98    '99     '00     '01      '02     '03
-1.55   20.17   15.04   31.12   3.50  54.25  -16.11  -11.25    24.13   45.18


* During the period shown in the bar chart, your Safeco Fund's highest quarterly return was 34.90% for the quarter ended December 31, 1999, and the lowest quarterly return was -21.03 for the quarter ended September 30, 2001.

                  Pioneer Mid Cap Value Fund -- Class A Shares
                          Calendar Year Total Returns*


       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

  '94     '95     '96     '97    '98    '99     '00     '01      '02     '03
14.83   30.73   11.66   17.45  -4.71  12.60   17.64    5.56   -11.99   36.87


* During the period shown in the bar chart, Pioneer Mid Cap Value Fund's highest quarterly return was 17.27% for the quarter ended June 30, 2003, and the lowest quarterly return was -21.42% for the quarter ended September 30, 1998.

                           Safeco Multi-Cap Core Fund
              Average Annual Total Returns as of December 31, 2003



------------------------------------------------------------------------------------------------------
                                                                     1 Year      5 Years     10 Years
------------------------------------------------------------------------------------------------------
 Safeco Multi-Cap Core Fund, Class A Shares
------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  36.47%       3.34%       7.99%
------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(1)                               36.47%       2.92%       7.03%
------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(1)       23.70%       2.72%       6.53%
------------------------------------------------------------------------------------------------------
 Safeco Multi-Cap Core Fund, Class B Shares
------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  38.77%       3.46%       8.20%
------------------------------------------------------------------------------------------------------
 Safeco Multi-Cap Core Fund, Class C Shares
------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  42.74%       3.82%       8.09%
------------------------------------------------------------------------------------------------------
 Safeco Multi-Cap Core Fund, Investor Class Shares
------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  45.18%       4.81%       8.86%
------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(1)                               45.18%       4.39%       7.89%
------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(1)       29.38%       4.00%       7.32%
------------------------------------------------------------------------------------------------------
 Russell 3000 Index(2)
  (reflects no deduction for fees, expenses or taxes)                 31.04%       0.36%      10.77%
------------------------------------------------------------------------------------------------------
 S&P 500 Index(2)
  (reflects no deduction for fees, expenses or taxes)                 28.67%      -0.57%      11.06%
------------------------------------------------------------------------------------------------------


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.


(2) The Russell 3000 Index, an unmanaged index of the 3,000 largest U.S. companies based on market capitalization, and the S&P 500 Index, an unmanaged index of 500 stocks, are for reference only and do not mirror the Fund's investments.

                  Pioneer Mid Cap Value Fund -- Class A Shares
              Average Annual Total Returns as of December 31, 2003



-------------------------------------------------------------------------------------------------------
                                                                     1 Year      5 Years      10 Years
-------------------------------------------------------------------------------------------------------
 Pioneer Mid Cap Value Fund, Class A Shares
-------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  28.98%       9.68%        11.53%
-------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(1)                               28.29%       8.04%         9.51%
-------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(1)       19.16%       7.58%         9.05%
-------------------------------------------------------------------------------------------------------
 Russell Midcap Value Index(2)
  (reflects no deduction for fees, expenses or taxes)                 38.07%       8.73%        13.04%
-------------------------------------------------------------------------------------------------------



(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

(2) The Russell Midcap Value Index, an unmanaged index that measures the performance of those companies in the Russell Midcap Value Index with lower price-to-book ratios and lower forecasted growth values, is for reference only and does not mirror the Fund's investments.

     Pioneer Mid Cap Value Fund's Investor Class shares will not be outstanding prior to the closing of the Reorganization and consequently have no performance history. However, the performance record of the Investor Class would be modestly higher than the performance of Class A, B and C shares due to the lower expenses applicable to the Investor Class.

     The most recent portfolio manager's discussion of each Fund's performance is attached as Exhibit D.

The Funds' Fees and Expenses


     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for your Safeco Fund, the expenses of your Safeco Fund for the period ended December 31, 2003 and (ii) for Pioneer Mid Cap Value Fund, the expenses of Pioneer Mid Cap Fund for the period ended October 31, 2003. Future expenses for all share classes may be greater or less.



                                                                                                                     Pro Forma
                                                                       Safeco      Safeco      Safeco      Safeco     Pioneer
                                                                     Multi-Cap   Multi-Cap   Multi-Cap   Multi-Cap    Mid Cap
                                                                        Core        Core        Core     Core Fund   Value Fund
                                                                        Fund        Fund        Fund      Investor    Investor
                                                                      Class A     Class B     Class C      Class       Class(9)
Shareholder transaction fees (paid directly from your investment)   ----------- ----------- ----------- ----------- -----------
Maximum sales charge (load) when you buy shares as a percentage
 of offering price ................................................      5.75%(6)    None        None        None      None(1)
Maximum deferred sales charge (load) as a percentage of purchase price or the amount you receive when you sell shares, whichever
 is less ..........................................................      None        5.00%(7)    1.00%(8)    None      None
Redemption fees for shares held less than 30 days .................      2.00%       None        None        2.00%      N/A
Wire redemption fee ...............................................     $  20(4)    $  20(4)    $  20(4)    $  20(4)  $  10
Annual low balance fee ............................................     $  12(5)    $  12(5)    $  12(5)    $  12(5)    N/A
Annual Fund Operating Expenses (deducted from fund assets)
 (as a % of average net assets)
Management fee ....................................................      0.70%       0.70%       0.70%       0.70%     0.74%
Distribution and service (12b-1) fee ..............................      0.25%       1.00%       1.00%       None      None
Other expenses ....................................................      0.83%       0.84%       0.76%       0.53%     0.51%
Total fund operating expenses .....................................      1.78%       2.54%       2.46%       1.23%     1.25%
Expense reimbursement/reduction ...................................      0.43%(2)    0.44%(2)    0.36%(2)    0.13%(2)  0.15%(3)
Net fund operating expenses .......................................      1.35%       2.10%       2.10%       1.10%     1.10%



----------

(1) No sales load will apply to shares received in the Reorganization by shareholders of your Safeco Fund who become shareholders of record of Pioneer Mid Cap Value Fund through the Reorganization. In addition, shareholders of your Safeco Fund who own shares in their own name (i.e., not in the name of a broker or other intermediary) and maintain such account as of the closing of the Reorganization may purchase Class A Shares of Pioneer Mid Cap Value Fund or of any fund in the Pioneer family of funds through such account in the future without paying a sales charge.

(2) As described above, SAM had contractually agreed to reimburse Safeco Multi-Cap Core Fund for certain Fund operating expenses (but not all of the operating expenses of the Fund) that exceeded the rate of 0.40% per annum of the Fund's average daily net assets. This arrangement included all Fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, interest, and extraordinary expenses.

(3) Pioneer has agreed that through the second anniversary of the closing of the Reorganization, Pioneer will limit the expenses (excluding extraordinary expenses) of the Investor Class shares of Pioneer Mid Cap Value Fund to 1.10% of average daily net assets.


(4) There is a higher charge for international wire redemptions, which may vary by country or dollar amount.


(5) A low balance fee is charged once in year in December for accounts with balances under $1,000 in your Safeco Fund.

(6) Purchases of $1,000,000 or more of Class A shares of your Safeco Fund are not subject to a front-end sales charge, but a 1.00% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified retirement plans.

(7) The contingent deferred sales charge on Class B shares of your Safeco Fund reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.


(8) The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.


(9) The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares. Class A shares do not currently have an expense limitation.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's gross operating expenses remain the same, (e) the expense limitations are in effect for five years for Safeco Multi-Cap Core Fund and two years for Pioneer Mid Cap Value Fund and (f) and the Investor Class shares of Pioneer Mid Cap Value Fund convert to Class A shares after two years. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.



  Example
              Safeco Multi-Cap Core Fund
  Class A Shares
  Year 1 .............. $  705
  Year 3 .............. $  978
  Year 5 .............. $1,272
  Year 10 ............. $2,359
                           With         Without
  Class B Shares         Redemption    Redemption
  Year 1 ..............  $       713   $       213
  Year 3 ..............  $       958   $       658
  Year 5 ..............  $     1,329   $     1,129
  Year 10 .............  $     2,323   $     2,323
                            With         Without
  Class C Shares         Redemption    Redemption
  Year 1 ..............  $       313   $       213
  Year 3 ..............  $       658   $       658
  Year 5 ..............  $     1,129   $     1,129
  Year 10 .............  $     2,641   $     2,641
  Investor Class Shares
  Year 1 .............. $  112
  Year 3 .............. $  350
  Year 5 .............. $  606
  Year 10 ............. $1,424
         Pro Forma Pioneer Mid Cap Value Fund
  Investor Class Shares
  Year 1 .............. $  112
  Year 3 .............. $  359
  Year 5 .............. $  636
  Year 10 ............. $1,426

Reasons for the Proposed Reorganization


     The Trustees believe that the proposed Reorganization is in the best interests of Safeco Multi-Cap Core Fund. The Trustees considered the following matters, among others, in approving the proposal.

     First, SAM, the investment adviser to the Safeco Fund until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it did not intend to continue to provide investment advisory services to the Safeco Funds. Consequently, a change in your Safeco Fund's investment adviser was necessary.

     Second, the performance of Pioneer Mid Cap Value Fund is higher than the historical investment performance of your Safeco Fund. For the one, five and ten year periods ended June 30, 2004, Class A shares of Pioneer Mid Cap Value Fund had an average annual return of 31.89%, 9.49% and 12.55%, respectively, compared to an average annual return of the Class A shares and Investor Class shares of 18.34% and 25.78% (one year), 0.89% and 2.32% (five years), and 8.64% and 9.53%
(ten years), respectively, during the same periods. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

     Third, the resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutions and other clients. As of June 30, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $151 billion worldwide. Shareholders of your Safeco Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 62 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your Safeco Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

     Fourth, Pioneer's commitment until the second anniversary of the Reorganization to limit the expenses (excluding extraordinary expenses) of the Investor Class of Pioneer Mid Cap Value Fund to 1.10% of average daily net assets. The estimated expenses of the Investor Class shares of Pioneer Mid Cap Value Fund are equal to or below both the gross expenses and expenses net of expense reimbursement of each class of shares of your Safeco Fund. Although you will experience higher expenses once the Investor Class shares convert to Class A shares after two years, your expenses will remain the same until the second anniversary of the Reorganization.

     Fifth, the substantially larger size of Pioneer Mid Cap Value Fund offers greater opportunity for diversification of the investment portfolio, which should help to reduce risks.

     Sixth, shareholders who own shares in their name as of the closing of the Reorganization (i.e., not in the name of a broker or other intermediary) and maintain their account may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund or purchase Class A share of another Pioneer Fund without paying any sales charge.

     Seventh, the Investor Class shares of Pioneer Mid Cap Value Fund received in the Reorganization will provide your Safeco Fund's shareholders with exposure to substantially the same investment product as they currently have.

     Pioneer and Symetra will pay all out of pocket expenses of the Safeco Funds and the Pioneer Funds associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this joint Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations; (3) the legal fees and expenses incurred by the Safeco Funds in connection with the Reorganizations; and (4) the Trustees' fees and out of pocket expenses incurred as a result of the Reorganizations.

     The Trustees also considered that Pioneer and Symetra will benefit from the Reorganization. See "Certain Agreements between Pioneer and Symetra."

     The Board of Trustees of Pioneer Mid Cap Value Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer Mid Cap Value Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer Mid Cap Value Fund and its shareholders.

                                 CAPITALIZATION


     The following table sets forth the capitalization of each Fund as of September 30, 2004, and pro forma combined Fund as of September 30, 2004.



                                                                                   Pro Forma
                                           Safeco               Pioneer             Pioneer
                                          Multi-Cap             Mid Cap             Mid Cap
                                          Core Fund           Value Fund           Value Fund
                                     September 30, 2004   September 30, 2004   September 30, 2004
                                    -------------------- -------------------- -------------------
  Total Net Assets (in thousands)           $75,773            $1,842,494          $1,918,267
    Class A shares ................         $ 6,989            $1,507,440          $1,507,440
    Class B shares ................         $ 3,128            $  220,239          $  220,239
    Class C shares ................         $   120            $  100,705          $  100,705
    Investor Class shares .........         $65,536                   N/A          $   75,773
    Class R shares ................             N/A            $    2,696          $    2,696
    Class Y shares ................             N/A            $   11,414          $   11,414
  Net Asset Value Per Share
    Class A shares ................         $ 21.05            $    25.40          $    25.40
    Class B shares ................         $ 19.86            $    23.18          $    23.18
    Class C shares ................         $ 19.88            $    23.01          $    23.01
    Investor Class shares .........         $ 21.56                   N/A          $    25.40
    Class R shares ................             N/A            $    25.29          $    25.29
    Class Y shares ................             N/A            $    25.98          $    25.98
  Shares Outstanding
    Class A shares ................         331,954            59,348,209          59,348,209
    Class B shares ................         157,479             9,502,592           9,502,592
    Class C shares ................           6,029             4,376,222           4,376,222
    Investor Class shares .........       3,039,744                   N/A           2,983,189
    Class R shares ................             N/A               106,595             106,595
    Class Y shares ................             N/A               439,348             439,348



     It is impossible to predict how many shares of Pioneer Mid Cap Value Fund will actually be received and distributed by your Safeco Fund on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer Mid Cap Value Fund's shares that will actually be received and distributed.


                      BOARD'S EVALUATION AND RECOMMENDATION


     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Safeco Fund. Similarly, the board of trustees of Pioneer Mid Cap Value Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer Mid Cap Value Fund.

     The Trustees recommend that the shareholders of your Safeco Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                         Safeco Small-Cap Value Fund and
                          Pioneer Small Cap Value Fund

                                  PROPOSAL 1(h)


                Approval of Agreement and Plan of Reorganization

                                     SUMMARY


     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire proxy statement, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-1 because they contain details that are not in the summary.

     The Investor Class Shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

     In the table below, if a row extends across the entire table, the policy disclosed applies to both your Safeco Fund and the Pioneer Fund.

  Comparison of Safeco Small-Cap Value Fund to the Pioneer Small Cap Value Fund



------------------------------------------------------------------------------------------------------------------------------------
                                       Safeco Small-Cap Value Fund                        Pioneer Small Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
 Business                  A series of Safeco Common Stock Trust,              A diversified open-end management
                           a diversified open-end management                   investment company registered under the
                           investment company organized as a                   Investment Company Act and organized as
                           Delaware statutory trust.                           a Delaware statutory trust.
------------------------------------------------------------------------------------------------------------------------------------
 Net assets as of          $77 million                                         $522 million
 June 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
 Investment advisers and   Investment adviser (until August 2, 2004):          Investment adviser:
 portfolio managers        SAM                                                 Pioneer

                           Portfolio Manager (until August 2, 2004):           Portfolio Managers:
                           Greg Eisen                                          Day-to-day management of Pioneer Small Cap
                           CFA, Assistant Vice President, SAM                  Value Fund's portfolio is the responsibility of
                                                                               David M. Adams and John McPherson.
                           Currently Pioneer is acting as investment
                           adviser to Safeco Small-Cap Value Fund. The         Mr. Adams is a vice president of Pioneer and
                           Portfolio Managers of the Pioneer Small Cap         joined Pioneer in 1994. Mr. McPherson joined
                           Value Fund, as indicated in the next column,        Pioneer in 2002.
                           currently manage your Safeco Fund.
------------------------------------------------------------------------------------------------------------------------------------
 Investment objective      Safeco Small-Cap Value Fund seeks long-term         Pioneer Small Cap Value Fund seeks long-
                           growth of capital through investing primarily in    term growth through small-capitalization
                           small-sized companies.                              value companies.
------------------------------------------------------------------------------------------------------------------------------------
                           Each Fund provides written notice to shareholders at least 60 days prior to any change to its investment object as described above.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                   Safeco Small-Cap Value Fund                     Pioneer Small Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
 Primary investments     Under normal circumstances Safeco Small-Cap     Under normal market conditions, Pioneer
                         Value Fund invests at least 80% of its net      Small Cap Value Fund invests at least 80%
                         assets (plus any borrowings for investment      of its net assets in equity securities of small
                         purposes) in equity and equity-related          companies. Small companies are those with
                         securities of companies with total market       market values, at the time of the investment,
                         capitalizations at the time of the investment   that do not exceed the greater of the market
                         of less than $1.5 billion.                      capitalization of the largest company within
                                                                         the Russell 2000 Index. For purposes of the
                                                                         Fund's investment policies, equity securities
                                                                         include common stocks, convertible debt and
                                                                         other equity instruments, such as depositary
                                                                         receipts, warrants, rights, interest in REITs
                                                                         and preferred stocks.
------------------------------------------------------------------------------------------------------------------------------------
 Investment strategies   When evaluating a stock to buy for Safeco       Pioneer uses a "value" approach to select
                         Small-Cap Value Fund, SAM historically looked   Pioneer Small Cap Value Fund's investments.
                         for companies having one or more of the         Pioneer seeks securities selling at substantial
                         following characteristics:                      discounts to their underlying values and then
                                                                         holds these securities until the market values
                         o Long-term potential for above-average or      reflect their intrinsic values.
                           improving earnings growth
                         o Involvement in new or innovative products     Pioneer evaluates a security's potential value,
                           or services                                   including the attractiveness of its market
                         o A share price that represents good relative   valuation, based on the company's assets and
                           value as determined by price-to-earnings      prospects for earnings and revenue growth.
                           ratio or other commonly used valuation        Factors Pioneer looks for in selecting
                           measures                                      investments include:

                                                                         o Above average potential for earnings and
                                                                           revenue growth
                                                                         o Favorable expected returns relative to
                                                                           perceived risks
                                                                         o Management with demonstrated ability and
                                                                           commitment to the company
                                                                         o Low market valuations relative to earnings
                                                                           forecast, book value, cash flow and sales
                                                                         o Turnaround potential for companies that
                                                                           have been through difficult periods
                                                                         o Low debt levels relative to equity
                                                                         o Issuer's industry has strong fundamentals,
                                                                           such as increasing or sustainable demand
                                                                           and barriers to entry
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                       Safeco Small-Cap Value Fund                       Pioneer Small Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
 Other investments         Safeco Small-Cap Value Fund may invest in          Pioneer Small Cap Value Fund may invest up
                           securities convertible into common stock, but      to 25% of its total assets in REITs.
                           less than 35% of its total assets will be
                           invested in such securities.                       Pioneer Small Cap Value Fund may invest in
                                                                              securities of Canadian issuers to the same
                                                                              extent as securities of U.S. issuers.

                                                                              Pioneer Small Cap Value Fund may invest up
                                                                              to 5% of its total assets in equity and debt
                                                                              securities of other non-U.S. issuers, including
                                                                              securities of emerging market issuers.

                                                                              Pioneer Small Cap Value Fund may invest up
                                                                              to 20% of its total assets in debt securities of
                                                                              corporate and government issuers. The Fund
                                                                              may invest up to 5% of its net assets in
                                                                              below investment grade debt securities issued
                                                                              by both U.S. and non-U.S. issuers, including
                                                                              below investment grade convertible debt
                                                                              securities.
------------------------------------------------------------------------------------------------------------------------------------
 Temporary defensive       Safeco Small-Cap Value Fund may hold cash          Pioneer Small Cap Value Fund may invest
 strategies                or invest in high-quality, short-term securities   all or part of its assets in securities with
                           issued by an agency or instrumentality of the      remaining maturities of less than one year,
                           U.S. government, high-quality commercial           cash equivalents or may hold cash.
                           paper, certificates of deposit, shares of
                           no-load, open-end money market funds,
                           or repurchase agreements.
------------------------------------------------------------------------------------------------------------------------------------
 Diversification           Each Fund is diversified for the purpose of the Investment Company Act and each Fund is subject to diversification requirements under the Code.
------------------------------------------------------------------------------------------------------------------------------------
 Industry Concentration    Each Fund may not invest more than 25% of its assets in any one industry.
------------------------------------------------------------------------------------------------------------------------------------
 Restricted and Illiquid   If immediately after and as a result of such       Pioneer Small Cap Value Fund may not invest
 Securities                action the value of the following securities, in   more than 15% of its net assets in securities
                           the aggregate, would exceed 15% of Safeco          which are illiquid and other securities which
                           Small-Cap Value Fund's net assets, the Fund        are not readily marketable.
                           will not (i) purchase securities for which there
                           is no readily available market, (ii) purchase
                           time deposits maturing in more than seven
                           days, (iii) purchase over-the-counter (OTC)
                           options or hold assets set aside to cover OTC
                           options written by the Fund, (iv) enter into
                           repurchase agreements maturing in more than
                           seven days, or (v) invest in interests in real
                           estate investment trusts which are not readily
                           marketable or interests in real estate limited
                           partnerships which are not listed or traded on
                           the NASDAQ Stock Market.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                            Safeco Small-Cap Value Fund                      Pioneer Small Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
 Borrowing                       Safeco Small-Cap Value Fund may borrow            Borrow money, except Pioneer Small Cap
                                 money (i) from banks or (ii) by engaging in       Value Fund may: (a) borrow from banks or
                                 reverse repurchase agreements.                    through reverse repurchase agreements in
                                                                                   an amount up to 33 1/3% of the Fund's total
                                                                                   assets (including the amount borrowed);
                                                                                   (b) to the extent permitted by applicable law,
                                                                                   borrow up to an additional 5% of the Fund's
                                                                                   assets for temporary purposes; (c) obtain
                                                                                   such short-term credits as are necessary
                                                                                   for the clearance of portfolio transactions;
                                                                                   (d) purchase securities on margin to the
                                                                                   extent permitted by applicable law; and
                                                                                   (e) engage in transactions in mortgage dollar
                                                                                   rolls that are accounted for as financings.
------------------------------------------------------------------------------------------------------------------------------------
 Lending                         Safeco Small-Cap Value Fund may lend              Pioneer Small Cap Value Fund may lend
                                 securities to qualified institutional investors   portfolio securities with a value that may not
                                 with a value of up to 33% of the Fund's total     exceed 331/3% of the value of its total assets.
                                 assets.
------------------------------------------------------------------------------------------------------------------------------------
 Derivative instruments          Safeco Small-Cap Value Fund may write a           Pioneer Small Cap Value Fund may use
                                 put or call option if, as a result thereof, the   futures and options on securities, indices
                                 aggregate value of the assets underlying all      and currencies, forward currency exchange
                                 such options does not exceed 25% of the           contracts and other derivatives. The Fund
                                 Fund's net assets. Safeco Small-Cap Value         does not use derivatives as a primary
                                 Fund may purchase a put or call option or         investment technique and generally limits
                                 option on a futures contract if, as a result      their use to hedging. However, the Fund may
                                 thereof, the aggregate premiums paid on all       use derivatives for a variety of non-principal
                                 options or options on futures contracts held      purposes, including:
                                 by the Fund do not exceed 20% of the Fund's
                                 net assets.                                       o As a hedge against adverse changes
                                                                                     in stock market prices, interest rates
                                 Safeco Small-Cap Value Fund may enter into a        or currency exchange rates
                                 futures contract or option on futures contract    o As a substitute for purchasing or
                                 if, as a result thereof, the aggregate margin       selling securities
                                 deposits and premiums required on all such        o To increase the Fund's return as a
                                 instruments do not exceed 5% of the Fund's          non-hedging strategy that may be
                                 net assets.                                         considered speculative

                                 Safeco Small-Cap Value Fund may not
                                 purchase securities on margin. However, the
                                 Fund may (i) obtain short-term credits as
                                 necessary to clear its purchases and sales of
                                 securities and (ii) make margin deposits in
                                 connection with its use of financial options and
                                 futures, forward and spot currency contracts,
                                 swap transactions and other financial contracts
                                 or derivative instruments.
------------------------------------------------------------------------------------------------------------------------------------
 Other investment policies and   As described above, the Funds have substantially similar principal investment strategies and
 restrictions                    policies. Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                           Safeco Small-Cap Value Fund                    Pioneer Small Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
                                               Buying, Sellingand Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------------
 Sales charges   Purchases under $1,000,000 of Class A shares    The Investor Class shares of Pioneer
                 of Safeco Small-Cap Value Fund are subject to   Small Cap Value Fund you receive in the
                 a 5.75% front-end sales charge.                 Reorganization will not be subject to any
                                                                 sales charge. Moreover, if you own shares
                 Contingent deferred sales charge of up to 5%    in your own name as of the closing of the
                 if you redeem Class B shares within six years   Reorganization (i.e., not in the name of a
                 of purchase.                                    broker or other intermediary) and maintain
                                                                 your account, you may purchase Class A
                 Contingent deferred sales charge of 1% if       shares of Pioneer Small Cap Value Fund and
                 you redeem Class C share within one year        Class A shares of any fund in the Pioneer
                 of purchase.                                    family of funds through such account in the
                                                                 future without paying any sales charge.
                 Purchases of Investor Class shares of Safeco
                 Small-Cap Value Fund are not subject to a       Except as described above, Class A shares of
                 sales load.                                     Pioneer Small Cap Value Fund are subject to a
                                                                 front-end sales charge of up to 5.75%.
                 Safeco Small-Cap Value Fund assesses
                 a mandatory redemption fee of 2%, as a
                 percentage of the amount redeemed or
                 exchanged, on Class A and Investor Class
                 shares held less than 30 days.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                        Safeco Small-Cap Value Fund                      Pioneer Small Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
 Management and other fees   Safeco Small-Cap Value Fund pays an advisory      Pioneer Small Cap Value Fund pays Pioneer a
                             fee on a monthly basis at an annual rate          management fee equal to 0.85% of the Fund's
                             as follows:                                       average daily net assets.

                             $0-$250,000,000:   0.75 of 1%                     During its most recent fiscal year, Pioneer
                             $250,000,001-$750,000,000:   0.70 of 1%           Small Cap Value Fund paid an advisory fee
                             $750,000,001-$1,250,000,000:   0.65 of 1%         at an average rate of 0.85% of average daily
                             Over $1,250,000,000:   0.60 of 1%                 net assets.

                             SAM serves as administrator and fund              In addition, Pioneer Small Cap Value
                             accounting agent for Safeco Small-Cap Value       Fund reimburses Pioneer for certain fund
                             Fund. The Fund paid SAM an administrative         accounting and legal expenses incurred
                             services fee of 0.05% of the Fund's average       on behalf of the Fund and pays a separate
                             daily net assets up to the first $200,000,000     shareholder servicing/transfer agency fee
                             and 0.01% of its net assets thereafter, and an    to PIMSS, an affiliate of Pioneer.
                             accounting fee of 0.04% of the Fund's average
                             daily net assets up to the first $200,000,000     For the fiscal year ended November 30, 2003,
                             and 0.01% of its net assets thereafter.           Pioneer Small Cap Value Fund's total annual
                                                                               operating expenses for Class A shares were
                             During its most recent fiscal year, Safeco        1.66% of average daily net assets. The Fund
                             Small-Cap Value Fund paid aggregate advisory      does not currently have an expense limitation
                             and administration fees at an average rate of     for its Class A shares.
                             0.84% of average daily net assets.
                                                                               Pioneer has agreed until the second
                             SAM had contractually agreed until April 30,      anniversary of the closing of the
                             2009, to pay certain fund operating expenses      Reorganization to limit the expenses
                             (but not all of the operating expenses of the     (excluding extraordinary expenses) of the
                             Fund) that exceeded the rate of 0.40% per         Investor Class to 1.15% of the average daily
                             annum of the Fund's average daily net assets.     net assets attributable to the Investor Class.
                             This arrangement included all Fund operating
                             expenses except management fees, Rule 12b-1       The Investor Class shares to be issued in the
                             fees, brokerage commissions, interest, and        Reorganization will convert to Class A shares
                             extraordinary expenses.                           after two years. Class A shares will have
                                                                               higher expenses per share than Investor
                             For the fiscal year ended December 31, 2003,      Class shares due to the Rule 12b-1 Plan. In
                             the Fund's annual operating expenses for Class    addition, although Pioneer has agreed to limit
                             A shares, after giving effect to the expense      the expenses attributable to Investor Class
                             limitation were 1.40%, and without giving         shares, Pioneer is not required to limit the
                             effect to the expense limitation, were 1.82%.     expenses attributable to Class A shares.
                             For the fiscal year ended December 31, 2003,
                             the Fund's annual operating expenses for Class
                             B shares, after giving effect to the expense
                             limitation were 2.15%, and without giving
                             effect to the expense limitation, were 2.72%.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                        Safeco Small-Cap Value Fund                     Pioneer Small Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
 Management and other fees   For the fiscal year ended December 31, 2003,
 (continued)                 the Fund's annual operating expenses for Class
                             C shares, after giving effect to the expense
                             limitation were 2.15%, and without giving
                             effect to the expense limitation, were 39.37%.

                             For the fiscal year ended December 31, 2003,
                             the Fund's annual operating expenses for
                             Investor Class shares, after giving effect to
                             the expense limitation were 1.15%, and
                             without giving effect to the expense limitation,
                             were 1.43%.
------------------------------------------------------------------------------------------------------------------------------------
 Distribution and service    Investor Class shares of each Fund are not subject to a Rule 12b-1 fee. Pioneer Investor Class
 (12b-1) fee                 shares will convert into Class A share after two years. Class A shares of each Fund are subject to a Rule 12b-1 fee equal to 0.25% annually of average daily net assets.
------------------------------------------------------------------------------------------------------------------------------------
 Buying shares               You may buy shares of Safeco Small-Cap            You may buy shares from any investment firm
                             Value Fund directly through Safeco Securities,    that has a sales agreement with PFD, Pioneer
                             the Fund's principal underwriter or through       Small Cap Value Fund's distributor. Existing
                             brokers, registered investment advisers,          shareholders of Safeco Small-Cap Value Fund
                             banks and other financial institutions that       who own shares in their own name as of the
                             have entered into selling agreements with the     closing date of the Reorganization and who
                             Fund's principal underwriter, as described in     maintain their accounts may buy shares of
                             the Fund's prospectus.                            any fund in the Pioneer family of funds
                                                                               through such accounts in the future without
                             Certain account transactions may be done          paying sales charges.
                             by telephone.
                                                                               If the account is established in the
                                                                               shareholder's own name, shareholders may
                                                                               also purchase additional shares of Pioneer
                                                                               Small Cap Value Fund by telephone or online.
------------------------------------------------------------------------------------------------------------------------------------
 Exchange privilege          There are no sales charges on shares you          You may exchange shares of Pioneer Small
                             acquire through dividend reinvestment or other    Cap Value Fund without incurring any fee
                             fund distributions or for Class A shares that     on the exchange with the more than 62
                             you have exchanged for Class A shares of          other Pioneer Funds. Your exchange would
                             another Fund.                                     be for Class A shares, which is subject to
                                                                               Rule 12b-1 fees. An exchange generally is
                             Certain account transactions may be done          treated as a sale and a new purchase of
                             by telephone.                                     shares for federal income tax purposes.
                                                                               If the account is established in the
                                                                               shareholder's own name, shareholders may
                                                                               also exchange shares of Pioneer Small Cap
                                                                               Value Fund for shares of other Pioneer Funds
                                                                               by telephone or online.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                              Safeco Small-Cap Value Fund                      Pioneer Small Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
 Selling Shares   Investor Class and Class A shares will be sold at net asset value per share next calculated after
------------------------------------------------------------------------------------------------------------------------------------
                 the Fund receives your request in good order.
                  You may sell your shares by contacting Safeco      Normally, your investment firm will send
                  Small-Cap Value Fund directly in writing or by     your request to sell shares to PIMSS. You
                  contacting a financial intermediary as described   can also sell your shares by contacting the
                  in the Fund's prospectus.                          fund directly if your account is registered in
                                                                     your name.

                                                                     If the account is established in the
                                                                     shareholder's own name, shareholders may
                                                                     also redeem shares of Pioneer Small Cap
                                                                     Value Fund by telephone or online.
------------------------------------------------------------------------------------------------------------------------------------


Comparison of Principal Risks of Investing in the Funds

     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

     o The stock market goes down (this risk may be greater in the short-term)

     o    Small company or value stocks fall out of favor with investors

     o The Fund's assets remain undervalued or do not have the potential value originally expected

     Each Fund also has risks associated with investing in small companies. Compared to large companies, small companies, and the market for their equity securities, are likely to:

     o Be more sensitive to changes in the economy, earnings results and investor expectations

     o    Have more limited product lines and capital resources

     o    Experience sharper swings in market values


     o    Be harder to sell at the times and prices Pioneer thinks appropriate


     o    Offer greater potential for gain and loss

     Investments in the Funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in either Fund.


     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

Past Performance


     Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results.

                  Safeco Small-Cap Value Fund -- Investor Class
                          Calendar Year Total Returns*


       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

  '97     '98     '99     '00    '01    '02     '03
23.38  -21.57   14.07   -7.54  18.20  -3.76    43.1


* During the period shown in the bar chart, your Safeco Fund's highest quarterly return was 27.05% for the quarter ended December 31, 1999, and the lowest quarterly return was -33.97% for the quarter ended September 30, 1998.

                 Pioneer Small Cap Value Fund -- Class A Shares
                          Calendar Year Total Returns*


       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

   '98     '99     '00     '01     '02    '03
-12.69   35.96   15.30   13.08  -12.70  37.11


* During the period shown in the bar chart, Pioneer Small Cap Value Fund's highest quarterly return was 22.18% for the quarter ended June 30, 2003, and the lowest quarterly return was -26.57% for the quarter ended September 30, 1998.

                           Safeco Small-Cap Value Fund
              Average Annual Total Returns as of December 31, 2003



----------------------------------------------------------------------------------------------------------
                                                                                               Since
                                                                     1 Year      5 Years     Inception(1)
----------------------------------------------------------------------------------------------------------
 Safeco Small-Cap Value Fund, Class A Shares
----------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  34.45%       9.71%        8.52%
----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(2)                               34.39%       9.63%        8.14%
----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(2)       22.47%       8.41%        7.26%
----------------------------------------------------------------------------------------------------------
 Safeco Small-Cap Value Fund, Class B Shares
----------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  36.67%       9.93%        8.69%
----------------------------------------------------------------------------------------------------------
 Safeco Small-Cap Value Fund, Class C Shares
----------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  40.67%      10.21%        8.57%
----------------------------------------------------------------------------------------------------------
 Safeco Small-Cap Value Fund, Investor Class Shares
----------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  43.10%      11.42%        9.67%
----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(2)                               42.97%      11.28%        9.25%
----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(2)       28.18%       9.90%        8.27%
----------------------------------------------------------------------------------------------------------
 Russell 2000 Value Index(3)
  (reflects no deduction for fees, expenses or taxes)                 46.02%      12.28%       13.06%
----------------------------------------------------------------------------------------------------------



(1)  The Fund commenced operations on January 31, 1996.


(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.


(3) The Russell 2000 Value Index, an unmanaged index of value stocks in the Russell 2000 Index of small-capitalization U.S. stocks, is for reference only and does not mirror the Fund's investments.

                 Pioneer Small Cap Value Fund -- Class A Shares
              Average Annual Total Returns as of December 31, 2003



------------------------------------------------------------------------------------------------------------
                                                                                                 Since
                                                                     1 Year       5 Years      Inception(1)
------------------------------------------------------------------------------------------------------------
 Pioneer Small Cap Value Fund, Class A Shares
------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  29.20%        14.87%        10.86%
------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(2)                               29.11%        14.61%        10.28%
------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(2)       19.09%        12.99%         9.21%
------------------------------------------------------------------------------------------------------------
 Russell 2000 Value Index(3)
  (reflects no deduction for fees, expenses or taxes)                 46.03%        12.28%        11.83%
------------------------------------------------------------------------------------------------------------


(1)  The Fund commenced operations on February 28, 1997.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.


(3) The Russell 2000 Value Index, an unmanaged index of value stocks in the Russell 2000 Index of small-capitalization U.S. stocks, is for reference only and does not mirror the Fund's investments.

     Pioneer Small Cap Value Fund's Investor Class shares will not be outstanding prior to the closing of the Reorganization and consequently have no performance history. However, the performance record of the Investor Class would be modestly higher than the performance of Class A shares due to the lower expenses applicable to the Investor Class.

     The most recent portfolio manager's discussion of each Fund's performance is attached as Exhibit D.

The Funds' Fees and Expenses

     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for your Safeco Fund, the expenses of your Safeco Fund for the period ended December 31, 2003 and (ii) for Pioneer Small Cap Value Fund, the expenses of Pioneer Small Cap Value Fund for the period ended November 30, 2003. Future expenses for all share classes may be greater or less.



                                                                              Safeco       Safeco
                                                                             Small-Cap    Small-Cap
                                                                            Value Fund   Value Fund
                                                                              Class A      Class B
Shareholder transaction fees (paid directly from your investment)          ------------ ------------
Maximum sales charge (load) when you buy shares as a percentage
 of offering price .......................................................       5.75%(6)     None
Maximum deferred sales charge (load) as a percentage of purchase price
 or the amount you receive when you sell shares, whichever is less .......       None         5.00%(7)
Redemption fees for shares held less than 30 days ........................       2.00%        None
Wire redemption fee ......................................................      $  20(4)     $  20(4)
Annual low balance fee ...................................................      $  12(5)     $  12(5)
Annual fund operating expenses (deducted from fund assets)
 (as a % of average net assets)
Management fee ...........................................................       0.75%        0.75%
Distribution and service (12b-1) fee .....................................       0.25%        1.00%
Other expenses ...........................................................       0.82%        0.97%
Total fund operating expenses ............................................       1.82%        2.72%
Expense reimbursement/reduction ..........................................       0.42%(2)     0.57%
Net fund operating expenses ..............................................       1.40%        2.15%

                                                                                                          Pro Forma
                                                                                                           Pioneer
                                                                              Safeco         Safeco       Small Cap
                                                                             Small-Cap      Small-Cap       Value
                                                                            Value Fund     Value Fund      Investor
                                                                              Class C    Investor Class     Class(9)
Shareholder transaction fees (paid directly from your investment)          ------------ ---------------- -----------
Maximum sales charge (load) when you buy shares as a percentage
 of offering price .......................................................       None         None          None(1)
Maximum deferred sales charge (load) as a percentage of purchase price
 or the amount you receive when you sell shares, whichever is less .......       1.00%(8)     None          None
Redemption fees for shares held less than 30 days ........................       None         2.00%          N/A
Wire redemption fee ......................................................      $  20(4)     $  20(4)      $  10
Annual low balance fee ...................................................      $  12(5)     $  12(5)        N/A
Annual fund operating expenses (deducted from fund assets)
 (as a % of average net assets)
Management fee ...........................................................       0.75%        0.75%         0.85%
Distribution and service (12b-1) fee .....................................       1.00%        None          None
Other expenses ...........................................................      37.62%        0.68%         0.43%
Total fund operating expenses ............................................      39.37%        1.43%         1.28%
Expense reimbursement/reduction ..........................................      37.22%(2)     0.28%(2)   0.13%(3)
Net fund operating expenses ..............................................       2.15%        1.15%         1.15%



----------

(1) No sales load will apply to shares received in the Reorganization by shareholders of your Safeco Fund who become shareholders of record of Pioneer Small Cap Value Fund through the Reorganization. In addition, shareholders of your Safeco Fund who own shares in their own name (i.e., not in the name of a broker or other intermediary) and maintain such account as of the closing of the Reorganization may purchase Class A Shares of Pioneer Small Cap Value Fund or of any fund in the Pioneer family of funds through such account in the future without paying a sales charge.

(2) As described above, SAM had contractually agreed to reimburse Safeco Small-Cap Value Fund for certain Fund operating expenses (but not all of the operating expenses of the Fund) that exceeded the rate of 0.40% per annum of the Fund's average daily net assets. This arrangement included all fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, interest, and extraordinary expenses.

(3) Pioneer has agreed that through the second anniversary of the closing of the Reorganization, Pioneer will limit the expenses (excluding extraordinary expenses) of the Investor Class shares of Pioneer Small Cap Value Fund to 1.15% of average daily net assets.


(4) There is a higher charge for international wire redemptions, which may vary by country or dollar amount.


(5) A low balance fee is charged once each year in December for accounts with balances under $1,000 in your Safeco Fund.

(6) Purchases of $1,000,000 or more of Class A shares of your Safeco Fund are not subject to a front-end sales charge, but a 1.00% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified retirement plans.

(7) The contingent deferred sales charge on Class B shares of your Safeco Fund reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.


(8) The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.

(9) The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.


     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's gross operating expenses remain the same, (e) the expense limitations are in effect for five years for Safeco Small-Cap Value Fund and two years for Pioneer Small Cap Value Fund and
(f) and the Investor Class shares of Pioneer Small Cap Value Fund convert to Class A shares after two years. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.



  Example
             Safeco Small-Cap Value Fund
  Class A Shares
  Year 1 .............. $  709
  Year 3 .............. $  993
  Year 5 .............. $1,297
  Year 10 ............. $2,405
                           With         Without
  Class B Shares         Redemption    Redemption
  Year 1 ..............  $       718   $       218
  Year 3 ..............  $       973   $       673
  Year 5 ..............  $     1,354   $     1,154
  Year 10 .............  $     2,384   $     2,384
                            With         Without
  Class C Shares         Redemption    Redemption
  Year 1 ..............  $       318   $       218
  Year 3 ..............  $       673   $       673
  Year 5 ..............  $     1,154   $     1,154
  Year 10 .............  $     2,558   $     2,558
  Investor Class Shares
  Year 1 .............. $  117
  Year 3 .............. $  365
  Year 5 .............. $  633
  Year 10 ............. $1,577
        Pro Forma Pioneer Small Cap Value Fund
  Investor Class Shares
  Year 1 .............. $  117
  Year 3 .............. $  405
  Year 5 .............. $  754
  Year 10 ............. $1,738

Reasons for the Proposed Reorganization


     The Trustees believe that the proposed Reorganization is in the best interests of Safeco Small-Cap Value Fund. The Trustees considered the following matters, among others, in approving the proposal.

     First, SAM, the investment adviser to the Safeco Fund until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it did not intend to continue to provide investment advisory services to the Safeco Funds. Consequently, a change in your Safeco Fund's investment adviser was necessary.

     Second, the long-term investment performance of Pioneer Small Cap Value Fund is superior to your Safeco Fund's performance, although your Safeco Fund had better performance during the most recent 12 month period. For the one and five year periods ended June 30, 2004, Class A shares of Pioneer Small Cap Value Fund had an average annual return of 31.83% and 13.77%, respectively, compared to an average annual return of the Class A shares and Investor Class shares of 23.99% and 31.58% (one year) and 13.21% and 14.80% (five years), respectively, during the same period. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

     Third, the resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutions and other clients. As of June 30, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $151 billion worldwide. Shareholders of your Safeco Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 62 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your Safeco Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

     Fourth, Pioneer's commitment until the second anniversary of the Reorganization to limit the expenses (excluding extraordinary expenses) of the Investor Class of Pioneer Small Cap Value Fund to 1.15% of average daily net assets. This expense ratio is lower than both the gross expenses and expenses net of expense reimbursement of the Class A, Class B and Class C shares of your Safeco Fund and no higher than the gross and the same as the net expense of your Safeco Fund's Investor Class shares. Although without the expense limitation Pioneer Small Cap Value Fund's expenses are significantly higher than your Safeco Fund's net expenses, the trustees believe that Pioneer Small Cap Value Fund offers the potential for lower expenses through economies of scale.

     Fifth, the substantially larger size of Pioneer Small Cap Value Fund offers greater opportunity for diversification of the investment portfolio, which should help to reduce risks.

     Sixth, shareholders who own shares in their name as of the closing of the Reorganization (i.e., not in the name of a broker or other intermediary) and maintain their account may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund or purchase Class A share of another Pioneer Fund without paying any sales charge.

     Seventh, the Investor Class shares of Pioneer Small Cap Value Fund received in the Reorganization will provide Safeco Small-Cap Value Fund shareholders with exposure to substantially the same investment product as they currently have.

     Pioneer and Symetra will pay all out of pocket expenses of the Safeco Funds and the Pioneer Funds associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this joint Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations; (3) the legal fees and expenses incurred by the Safeco Funds in connection with the Reorganizations; and (4) the Trustees' fees and out of pocket expenses incurred as a result of the Reorganizations.

     The Trustees also considered that Pioneer and Symetra will benefit from the Reorganization. See "Certain Agreements between Pioneer and Symetra."

     The Board of Trustees of Pioneer Small Cap Value Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer Small Cap Value Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer Small Cap Value Fund and its shareholders.

                                 CAPITALIZATION


     The following table sets forth the capitalization of each Fund as of May 31, 2004, and pro forma combined Fund as of May 31, 2004.



                                                                          Pro Forma
                                          Safeco           Pioneer         Pioneer
                                         Small-Cap        Small Cap       Small Cap
                                        Value Fund       Value Fund       Value Fund
                                       May 31, 2004     May 31, 2004     May 31, 2004
                                      --------------   --------------   -------------
  Total Net Assets (in thousands)       $69,484            $487,436        $556,920
    Class A shares ................     $ 4,147            $256,248        $256,248
    Class B shares ................     $ 1,380            $149,851        $149,851
    Class C shares ................     $   120            $ 79,412        $ 79,412
    Investor Class shares .........     $63,837                 N/A        $ 69,484
    Class R shares ................         N/A            $  1,925        $  1,925
  Net Asset Value Per Share
    Class A shares ................     $ 19.01            $  29.70        $  29.70
    Class B shares ................     $ 18.11            $  28.10        $  28.10
    Class C shares ................     $ 18.17            $  29.16        $  29.16
    Investor Class shares .........     $ 19.32                 N/A        $  29.70
    Class R shares ................         N/A            $  29.71        $  29.71
  Shares Outstanding
    Class A shares ................     218,133           8,629,200       8,629,200
    Class B shares ................      76,212           5,332,727       5,332,727
    Class C shares ................       6,612           2,723,047       2,723,047
    Investor Class shares .........   3,303,596                 N/A       2,339,529
    Class R shares ................         N/A              64,816          64,816



     It is impossible to predict how many shares of Pioneer Small Cap Value Fund will actually be received and distributed by your Safeco Fund on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer Small Cap Value Fund's shares that will actually be received and distributed.


                      BOARD'S EVALUATION AND RECOMMENDATION


     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Safeco Fund. Similarly, the Board of Trustees of Pioneer Small Cap Value Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer Small Cap Value Fund.

     The Trustees recommend that the shareholders of your Safeco Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

               TERMS OF EACH AGREEMENT AND PLAN OF REORGANIZATION

The Reorganizations


     o Each Reorganization is scheduled to occur at 4:00 p.m., Eastern time, on December 10, 2004, unless your Safeco Fund and the corresponding Pioneer Fund agree in writing to a later date. Your Safeco Fund will transfer all of its assets to the corresponding Pioneer Fund. The corresponding Pioneer Fund will assume your Safeco Fund's liabilities that are included in the calculation of your Safeco Fund's net asset value on the Closing Date. The net asset value of both Funds will be computed as of 4:00 p.m., Eastern time, on the Closing Date.

     o Each corresponding Pioneer Fund will issue to the corresponding Safeco Fund Investor Class shares with an aggregate net asset value equal to the net assets attributable to the corresponding Safeco Fund's shares. These shares will immediately be distributed to your Safeco Fund's shareholders in proportion to the relative net asset value of their holdings of your Safeco Fund's shares on the Closing Date. As a result, each Safeco Fund's shareholders will end up as Investor Class shareholders of the corresponding Pioneer Fund.


     o After the distribution of shares, your Safeco Fund will be liquidated and dissolved.


     o Each Reorganization is intended to result in no income, gain or loss being recognized for federal income tax purposes and will not take place unless both Funds receive a satisfactory opinion concerning the tax consequences of the Reorganization from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Pioneer Funds.


Agreement and Plan of Reorganization


     The shareholders of each Safeco Fund are being asked to approve an Agreement and Plan of Reorganization substantially in the form attached as EXHIBIT A-1 or A-2 (each, a "Plan"). The description of the Plan contained herein is qualified in its entirety by the attached copies, as appropriate.

     Conditions to Closing each Reorganization. The obligation of each Fund to consummate each Reorganization is subject to the satisfaction of certain conditions, including your Safeco Fund's performance of all of its obligations under the Plan, the receipt of certain documents and financial statements from your Safeco Fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Sections 7 and 8 of the Plan).

     The obligations of both Funds are subject to the approval of the Plan by the necessary vote of the outstanding shares of your Safeco Fund, in accordance with the provisions of your Trust's trust instrument and by-laws. The Funds' obligations are also subject to the receipt of a favorable opinion of Wilmer Cutler Pickering Hale and Dorr LLP as to the federal income tax consequences of each Reorganization (see Section 8.5 of the Plan).

     Termination of the Plan. The board of either the Safeco Trust or the corresponding Pioneer Fund may terminate the Plan (even if the shareholders of your Safeco Fund have already approved it) at any time before the Closing Date, if that board believes in good faith that proceeding with the Reorganization would no longer be in the best interests of shareholders.

                        TAX STATUS OF EACH REORGANIZATION

     Each Reorganization is intended to result in no income, gain or loss being recognized for United States federal income tax purposes and will not take place unless both Funds involved in the Reorganization receive a satisfactory opinion from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Pioneer Funds, substantially to the effect that each Reorganization will be a "reorganization" within the meaning of Section 368(a) of the Code.


     As a result, for federal income tax purposes:


     o No gain or loss will be recognized by your Safeco Fund upon (1) the transfer of all of its assets to the Pioneer Fund as described in this Proxy Statement/Prospectus or (2) the distribution by your Safeco Fund of Pioneer Fund shares to your Safeco Fund's shareholders;


     o No gain or loss will be recognized by the Pioneer Fund upon the receipt of your Safeco Fund's assets solely in exchange for the issuance of Pioneer Fund shares to your Safeco Fund and the assumption of your Safeco Fund's liabilities by the corresponding Pioneer Fund;

     o The basis of the assets of your Safeco Fund acquired by the corresponding Pioneer Fund will be the same as the basis of those assets in the hands of your Safeco Fund immediately before the transfer;

     o The tax holding period of the assets of your Safeco Fund in the hands of the corresponding Pioneer Fund will include your Safeco Fund's tax holding period for those assets;

     o You will not recognize gain or loss upon the exchange of your shares of your Safeco Fund solely for the Pioneer Fund shares as part of the Reorganization;


     o The basis of the Pioneer Fund shares received by you in the Reorganization will be the same as the basis of your shares of your Safeco Fund surrendered in exchange; and


     o The tax holding period of the Pioneer Fund shares you receive will include the tax holding period of the shares of your Safeco Fund surrendered in the exchange, provided that you held the shares of your Safeco Fund as capital assets on the date of the exchange.


     In rendering such opinions, counsel shall rely upon, among other things, reasonable assumptions as well as representations of your Safeco Fund and the Pioneer Fund (see the annexes to the Plan).


     No tax ruling has been or will be received from the Internal Revenue Service ("IRS") in connection with the Reorganizations. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.


     You should consult your tax adviser for the particular tax consequences to you of the Reorganization, including the applicability of any state, local or foreign tax laws.

                               PROPOSALS 2(a)-(h)

         APPROVAL OF INTERIM INVESTMENT ADVISORY AGREEMENT WITH PIONEER


Background


     Having determined to recommend the Reorganizations, the Trustees appointed Pioneer as investment adviser to each Fund commencing August 2, 2004, until the closing of the Reorganizations given that Symetra had indicated that it did not wish to continue to offer investment advisory services to the Safeco Funds. If both the Reorganization and appointment of Pioneer are approved, the interim investment advisory agreement will continue in effect until the closing of the Reorganization. In connection with the retention of Pioneer, the sub-advisory agreement with Bank of Ireland Asset Management (U.S.) Limited with respect to Safeco International Stock Fund, and the sub-advisory agreement with RCM Capital Management LLC with respect to Safeco Large-Cap Growth Fund, were terminated.

Interim Investment Advisory Agreement

     Under the Investment Company Act, shareholders must approve any new investment advisory agreement for the Funds. However, Rule 15a-4 under the Investment Company Act permits your Trustees to appoint an adviser on an interim basis without prior shareholder approval if the new adviser agrees to provide such services on the same terms as the previous adviser and approves the investment advisory agreement with that adviser. An adviser may manage on such an interim basis for a period of 150-days. Because Pioneer will be making the payment to Symetra discussed under "Background to the Reorganizations," any fees that Pioneer would be entitled to under the interim investment advisory agreement will be held in escrow by the Fund until shareholder approval of the agreement is obtained. If shareholders of a Safeco Fund do not approve the interim advisory agreement, Pioneer will not receive the fee under the current investment advisory agreement with SAM but instead would be paid a fee based upon Pioneer's cost in managing the Fund. During this period prior to the meeting, the Fund will be managed as separate Funds and will not be combined with a Pioneer Fund. During this period, you also will not be able to exchange your shares in a Fund for shares of a Pioneer Fund. If the appointment of Pioneer as interim investment adviser is not approved by December 30, 2004, Pioneer will no longer provide advisory services to the Funds, unless an extension of the 150 day period is permitted by a rule or independent position of the staff of the SEC. Reasons for Approving the Interim Investment Advisory Agreement and Board's Recommendation

Reasons for Approving the Interim Investment Advisory Agreement and Board's Recommendation

     The Trustees recommend that the shareholders of the Safeco Funds approve the interim investment advisory agreements. In determining to appoint Pioneer as investment advisor on an interim basis, the Trustees considered many of the same factors on which the recommendation to approve the Reorganizations are based. These factors include:

     o SAM, the investment adviser to the Safeco Funds until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it was not interested in continuing to provide investment advisory services to the Safeco Funds. Consequently, a change in your Fund's investment adviser was necessary.

     o The resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutions, and other clients. As of June 30, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $151 billion worldwide.

     o The track record of Pioneer in managing other investment companies with similar strategies.

     o Pioneer's willingness to proceed with the Reorganizations and to limit expenses of the Fund as discussed above.

     o Pioneer's investment process, style and philosophy with respect to equity and fixed income investing.

     o The expertise of John Carey as portfolio manager of Pioneer Fund and the head of equity investments at Pioneer.

     o Pioneer's willingness to act as investment adviser to each of the Funds.


Safeco Advisory Agreement


     The following is a summary of the material terms of the Safeco Advisory Agreement. The Safeco Advisory Agreement terminated on August 2, 2004.

     Services. Under the terms of the Safeco Advisory Agreement, SAM managed the Funds' investments, subject to the supervision of the Board. At its expense, SAM provided office space and all necessary office facilities, equipment and personnel for managing the investments of the Funds.

     Compensation. As compensation under the Safeco Advisory Agreement, each Safeco Fund paid SAM a monthly advisory fee at an annual rate as listed in the below table of the Fund's average daily net assets calculated each business day and paid monthly, as listed in the table below. In addition, SAM had contractually agreed to reimburse each Fund to the extent a Fund's total annual expenses during any of the Fund's fiscal years, exceed 0.40% of its average daily net asset value in such year. This arrangement included all Fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, interest, and extraordinary expenses.



                Fund                            Net Assets              Annual Fee
----------------------------------------------------------------------------------
 SAFECO BALANCED FUND                 $0-$250,000,000                  0.70 of 1%
 SAFECO CORE EQUITY FUND              $250,000,001-$750,000,000        0.65 of 1%
 SAFECO GROWTH OPPORTUNITIES FUND     $750,000,001-$1,250,000,000      0.60 of 1%
 SAFECO LARGE-CAP VALUE FUND          Over $1,250,000,000              0.55 of 1%
 SAFECO MULTI-CAP CORE FUND
----------------------------------------------------------------------------------
 SAFECO INTERNATIONAL STOCK FUND      $0-$250,000,000                  1.00 of 1%
                                      $250,000,001-$750,000,000        0.90 of 1%
                                      Over $750,000,000                0.80 of 1%
----------------------------------------------------------------------------------
 SAFECO LARGE-CAP GROWTH FUND         $0-$250,000,000                  0.80 of 1%
                                      $250,000,001-$750,000,000        0.75 of 1%
                                      $750,000,001-$1,250,000,000      0.70 of 1%
                                      Over $1,250,000,000              0.65 of 1%
----------------------------------------------------------------------------------
 SAFECO SMALL-CAP VALUE FUND          $0-$250,000,000                  0.75 of 1%
                                      $250,000,001-$750,000,000        0.70 of 1%
                                      $750,000,001-$1,250,000,000      0.65 of 1%
                                      Over $1,250,000,000              0.60 of 1%
----------------------------------------------------------------------------------



     In addition to the management fee, your Safeco Fund paid SAM, in its capacity as administrator and fund accounting agent an administrative services fee of 0.05% of your Safeco Fund's average daily net assets up to the first $200,000,000 and 0.01% of its net assets thereafter, and an accounting fee of 0.04% of the Fund's average daily net assets up to the first $200,000,000 and 0.01% of its net assets thereafter.

     The table below shows gross advisory fees paid by each Fund and any expense reimbursements by SAM during the fiscal year ended December 31, 2003:



FUND                                            (In Thousands)
----                                            --------------
  SAFECO BALANCED FUND
   Advisory Fee ............................       $  124
   Reimbursement ...........................       $   79
  SAFECO CORE EQUITY FUND
   Advisory Fee ............................       $4,663
   Reimbursement ...........................       $  353
  SAFECO GROWTH OPPORTUNITIES FUND
   Advisory Fee ............................       $3,156
   Reimbursement ...........................       $  499
  SAFECO INTERNATIONAL STOCK FUND
   Advisory Fee ............................       $  256
   Reimbursement ...........................       $  235
  SAFECO LARGE-CAP GROWTH FUND
   Advisory Fee ............................       $   40
   Reimbursement ...........................       $   70
  SAFECO LARGE-CAP VALUE FUND
   Advisory Fee ............................       $  965
   Reimbursement ...........................       $   58

FUND                                       (In Thousands)
----                                       --------------
  SAFECO MULTI-CAP CORE FUND
   Advisory Fee .......................         $523
   Reimbursement ......................         $122
  SAFECO SMALL-CAP VALUE FUND
   Advisory Fee .......................         $345
   Reimbursement ......................         $149



     Limitation of Liability. The Safeco Advisory Agreement provided that SAM shall not be subject to liability to the Funds or to any shareholder of the Funds for any loss suffered by a Fund or its shareholders from or as a consequence of any act or omission of SAM, or of any of the partners, employees or agents of SAM in connection with or pursuant to the Agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of SAM in the performance of its duties or by reason of reckless disregard by SAM of its obligations and duties under the Agreement.

                         VOTING RIGHTS AND REQUIRED VOTE

     Each share of your Safeco Fund is entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote. A quorum is required to conduct business at the Meeting. With respect to each Safeco Fund, the presence in person or by proxy of one-third of the outstanding shares of a Safeco Fund entitled to cast votes at the Meeting will constitute a quorum with respect to that Safeco Fund. A favorable vote of a "majority of the outstanding voting securities" of the applicable Fund is required to approve each Proposal. Under the Investment Company Act, the vote of a majority of the outstanding voting securities means the affirmative vote of the lesser of (i) 67% or more of the shares of the applicable Safeco Fund represented at the meeting, if at least 50% of all outstanding shares of the Safeco Fund are represented at the meeting, or (ii) 50% or more of the outstanding shares of the Safeco Fund entitled to vote at the meeting.



---------------------------------------------------------------------------------------------------------------------------------
              Shares                                    Quorum                                            Voting
---------------------------------------------------------------------------------------------------------------------------------
 In General                        All shares "present" in person or by proxy are   Shares "present" in person will be voted in
                                   counted towards a quorum.                        person at the Meeting. Shares present by
                                                                                    proxy will be voted in accordance with
                                                                                    instructions.
---------------------------------------------------------------------------------------------------------------------------------
 Broker Non-Vote (where the        Considered "present" at Meeting for purposes     Broker non-votes do not count as a vote "for"
 underlying holder has not         of quorum.                                       and effectively result in a vote "against"
 voted and the broker does not                                                      Proposals 1(a)-(h), and Proposal 2(a)-(h) if
 have discretionary authority to                                                    less than 50% of the outstanding shares are
 vote the shares)                                                                   present at the Meeting
---------------------------------------------------------------------------------------------------------------------------------
 Proxy with No Voting              Considered "present" at Meeting for purposes     Voted "for" the proposal.
 Instruction (other than Broker    of quorum.
 Non-Vote)
---------------------------------------------------------------------------------------------------------------------------------
 Vote to Abstain                   Considered "present" at Meeting for purposes     Abstentions do not constitute a vote "for" and
                                   of quorum.                                       effectively result in a vote "against" Proposals
                                                                                    1(a)-(h), and Proposal 2(a)-(h) if less than
                                                                                    50% of the outstanding shares are present at
                                                                                    the Meeting.
---------------------------------------------------------------------------------------------------------------------------------


                 ADDITIONAL INFORMATION ABOUT THE PIONEER FUNDS

Investment Adviser


     Pioneer serves as the investment adviser to each Pioneer Fund. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutions and other clients. As of June 30, 2004, assets under management were approximately $150 billion worldwide, including over $35 billion in assets under management by Pioneer. Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. Pioneer's U.S. mutual fund investment history includes creating one of the first mutual funds in 1928.

     The Board of Trustees of the Pioneer Funds is responsible for overseeing the performance of each of Pioneer Fund's investment adviser and subadviser, if any, and determining whether to approve and renew the fund's investment advisory agreement and the subadvisory agreements.


     Pioneer has received an order (the "Exemptive Order") from the SEC that permits Pioneer, subject to the approval of the Pioneer Funds' board of trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a Pioneer Fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the SEC adopts a rule that would supersede the Exemptive Order, Pioneer and the Pioneer Funds intend to rely on such rule to permit Pioneer, subject to the approval of the Pioneer Funds' board of trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a Pioneer Fund without shareholder approval.

Buying, Exchanging and Selling Shares of the Pioneer Funds


     Net Asset Value. Each Pioneer Fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. Each Pioneer Fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).


     Each Pioneer Fund generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, a Pioneer Fund may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the Pioneer Funds' trustees. Each Pioneer Fund also may use the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by a Pioneer Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by a Pioneer Fund could change on a day you cannot buy or sell shares of the fund. Each Pioneer Fund may use a pricing service or a pricing matrix to value some of its assets. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of determining a security's fair value.


     The Pioneer International Equity Fund primarily invests in securities of non-U.S. issuers and the markets for these securities generally close prior to the time the Fund determines its net asset value. However, the value of these securities continues to be influenced by changes in the global markets. Consequently, the trustees have determined to use the fair value of these securities as of the time the fund determines its net asset value, based upon data from a pricing service. On a daily basis, the pricing service recommends changes, based upon a proprietary model, to the closing market prices of each non-U.S. security held by the fund to reflect the security's fair value at the time the fund determines its net asset value. The fund applies these recommendations in accordance with procedures approved by the trustees. A security's fair value determined in this manner may differ from the security's closing market price on the date the fund determines its net asset value or the opening price of the security on the next business day. The fund's use of this method may significantly affect its net asset value compared to the net asset value that would have been determined using closing market prices. The fund also may take other factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security.

     You buy or sell shares at the share price. When you buy Class A shares, you pay an initial sales charge unless you qualify for a waiver or reduced sales charge. The Class A shares of the Pioneer Funds you receive in the Reorganizations will not be subject to any sales charge. Moreover, if you own shares in your own name as of the closing of the Reorganizations (i.e., not in the name of a broker or other intermediary) and maintain your account, you may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund without paying any sales charge.


     Opening Your Account. If your shares are held in your investment firm's name, the options and services available to you may be different from those described herein or in the Pioneer Fund's prospectus. Ask your investment professional for more information.

     If you invest in a Pioneer Fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, additional conditions may apply to your investment in a Pioneer Fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the Pioneer Fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

     Account Options. Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

     Call or write to the Pioneer Funds' transfer agent for account applications, account options forms and other account information:

PIONEER INVESTMENT MANAGEMENT SHAREHOLDER SERVICES, INC.
P.O. Box 55014
Boston, Massachusetts 02205-5014
Telephone 1-800-225-6292

     Telephone Transaction Privileges. If your account is registered in your name, you can buy, exchange or sell shares of the Pioneer Funds by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

     When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide the personal identification number for the account and sends you a written confirmation. Each Pioneer Fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party.


     Online Transaction Privileges. If your account is registered in your name, you may be able to buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your Pioneer Fund shares online.



     To establish online transaction privileges complete an account options form, write to the transfer agent or complete the online authorization screen on: www.pioneerfunds.com.

     To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The Pioneer Funds may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

     Share Price. If you place an order with your investment firm before the New York Stock Exchange closes and your investment firm submits the order to PFD prior to PFD's close of business (usually 5:30 p.m. Eastern time), your share price will be calculated that day. Otherwise, your price per share will be calculated at the close of the New York Stock Exchange after the distributor receives your order. Your investment firm is responsible for submitting your order to the distributor.

     Buying Pioneer Fund Shares. You may buy shares of each Pioneer Fund from any investment firm that has a sales agreement with PFD. If you do not have an investment firm, please call 1-800-225-6292 for information on how to locate an investment professional in your area.

     You can buy shares of the Pioneer Funds at the offering price. The distributor may reject any order until it has confirmed the order in writing and received payment. The fund reserves the right to stop offering any class of shares.


     Minimum Investment Amounts. Your initial investment must be at least $1,000. Additional investments must be at least $100 for Class A shares. You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm. The minimum investment amount does not apply for purposes of the Reorganization.


     Exchanging Pioneer Fund Shares. You may exchange your shares in a Pioneer Fund for shares of the same class of another Pioneer mutual fund. Your exchange request must be for at least $1,000 unless the fund you are exchanging into has a different minimum. Each Pioneer Fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge. Before you request an exchange, consider each Fund's investment objective and policy as described in each fund's prospectus.

     Selling Pioneer Fund Shares. Your shares will be sold at net asset value per share next calculated after the Pioneer Fund, or authorized agent, and as a broker-dealer, receives your request in good order. If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. Each Pioneer Fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

     You may have to pay federal income taxes on a sale or an exchange.

Good Order means that:

     o    You have provided adequate instructions

     o    There are no outstanding claims against your account

     o    There are no transaction limitations on your account

     o If you have any Pioneer Fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered

     o    Your request includes a signature guarantee if you:

     o    Are selling over $100,000 or exchanging over $500,000 worth of shares

     o    Changed your account registration or address within the last 30 days

     o Instruct the transfer agent to mail the check to an address different from the one on your account

     o    Want the check paid to someone other than the account owner(s)

     o Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration

Buying, Exchanging and Selling Pioneer Fund Shares


                                                 Buying Shares
           Through   Normally, your investment firm will send your purchase request
   your investment   to the Pioneer Funds' transfer agent. Consult your investment
              firm   professional for more information. Your investment firm may receive a commission from the distributor for your purchase of fund shares. The distributor or its affiliates may pay additional compensation, out of their own assets, to certain investment firms or their affiliates based on objective criteria established by the distributor.

By phone or online   You can use the telephone or online privilege if you have an existing non-retirement account or certain IRAs. You can purchase additional fund shares by phone if:
                     o You established your bank account of record at least
                       30 days ago
                     o Your bank information has not changed for at least 30 days
                     o You are not purchasing more than $25,000 worth of shares per account per day
                     o You can provide the proper account identification information

                     When you request a telephone or online purchase, the transfer agent will electronically debit the amount of the purchase from your bank account of record. The transfer agent will purchase
                     Pioneer Fund shares for the amount of the debit at the offering price determined after the transfer agent receives your
                     telephone or online purchase instruction and good funds. It usually takes three business days for the transfer agent to receive notification from your bank that good funds are available in the amount of your investment.

       In writing,   You can purchase Pioneer Fund shares for an existing fund
 by mail or by fax   account by mailing a check to the transfer agent. Make your check payable to the Pioneer Fund. Neither initial nor subsequent investments should be made by third party check. Your check must be in U.S. dollars and drawn on a U.S. bank. Include in your purchase request the fund's name, the account number and the name or names in the account registration.

                                              Exchanging Shares
           Through   Normally, your investment firm will send your exchange request to
   your investment   the Pioneer Fund's transfer agent. Consult your investment
              firm   professional for more information about exchanging your
                     shares.

By phone or online   After you establish your Pioneer Fund account, you can exchange
                     Fund shares by phone or online if:
                     o You are exchanging into an existing account or using the exchange to establish a new account, provided the new account has a registration identical to the original account
                     o The fund into which you are exchanging offers the same class of shares
                     o You are not exchanging more than $500,000 worth of shares per account per day
                     o You can provide the proper account identification information

       In writing,   You can exchange fund shares by mailing or faxing a letter of
 by mail or by fax   instruction to the transfer agent. You can exchange Pioneer Fund shares directly through the Pioneer Fund only if your account is registered in your name. However, you may not fax an exchange request for more than $500,000. Include in your letter:
                     o The name, social security number and signature of all registered owners
                     o A signature guarantee for each registered owner if the amount of the exchange is more than $500,000
                     o The name of the fund out of which you are exchanging and the name of the fund into which you are exchanging
                     o The class of shares you are exchanging
                     o The dollar amount or number of shares you are exchanging

                                Selling Shares
     Normally, your investment firm will send your request to sell shares to the Pioneer Funds' transfer agent. Consult your investment professional for more information. Each Pioneer Fund has authorized PFD to act as its agent in the repurchase of Pioneer Fund shares from qualified investment firms. Each Pioneer
     Fund reserves the right to terminate this procedure at any time.

     You may sell up to $100,000 per account per day by phone or online. You may sell Pioneer Fund shares held in a retirement plan account by phone only if your account is an eligible IRA (tax penalties may apply). You may not sell your shares by phone or online if you have changed your address (for checks) or your bank information (for wires and transfers) in the last 30 days.

     You may receive your sale proceeds:
     o By check, provided the check is made payable exactly as your account is registered
     o By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record

     You can sell some or all of your Pioneer Fund shares by writing directly to the Pioneer fund only if your account is registered in your name. Include in your request your name, your social security number, the fund's name and any other applicable requirements as described below. The transfer agent will send the sale proceeds to your address of record unless you provide other instructions. Your request must be signed by all registered owners and be in good order. You may not sell more than $100,000 per account per day by fax.

                           How to contact Pioneer
     By phone
     For information or to request a telephone transaction between 8:00 a.m. and 7:00 p.m. (Eastern time) by speaking with a shareholder services representative call 1-800-225-6292

     To request a transaction using FactFoneSM call 1-800-225-4321

     Telecommunications Device for the Deaf (TDD) 1-800-225-1997

     By mail
     Send your written instructions to:
     Pioneer Investment Management Shareholder Services, Inc.
     P.O. Box 55014
     Boston, Massachusetts 02205-5014

     By fax

     Fax your exchange and sale requests to:
     1-800-225-4240

     Exchange Privilege

     You may make up to four exchange redemptions of $25,000 or more per account per calendar year.

     Excessive Trading

     The fund discourages excessive and/or trading practices, such as market timing, that may disrupt portfolio management strategies and harm fund request until it is received in performance. These practices consist of:
     o Selling shares purchased within the preceding 90 days;
     o Two or more purchases and redemptions in any 90-day period;
       or
     o Any other series of transactions indicative of a timing pattern

     If we identify an account that engages in such activity, the fund and the distributor reserve the right to refuse or restrict any purchase order (including exchanges) for that account and other accounts under common ownership or control.


Pioneer Fund Shareholder Account Policies

     Signature Guarantees and Other Requirements. You are required to obtain a signature guarantee when you are:

     o    Requesting certain types of exchanges or sales of Pioneer Fund shares

     o    Redeeming shares for which you hold a share certificate

     o    Requesting certain types of changes for your existing account


     You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public. All Pioneer Funds will accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted. Fiduciaries and corporations are required to submit additional documents to sell Pioneer Fund shares.


     Exchange Limitation. You may only make up to four exchange redemptions of $25,000 or more per account per calendar year out of a fund. Each fund's exchange limitation is intended to discourage short-term trading in fund shares. Short-term trading can increase the expenses incurred by the fund and make portfolio management less efficient. In determining whether the exchange redemption limit has been reached, Pioneer may aggregate a series of exchanges (each valued at less than $25,000) and/or fund accounts that appear to be under common ownership or control. Pioneer may view accounts for which one person gives instructions or accounts that act on advice provided by a single source to be under common control.


     The exchange limitation does not apply to automatic exchange transactions or to exchanges made by participants in employer-sponsored retirement plans qualified under Section 401(a) of the IRC. While financial intermediaries that maintain omnibus accounts that invest in the fund are requested to apply the exchange limitation policy to shareholders who hold shares through such accounts, we do not impose the exchange limitation policy at the level of the omnibus account and are not able to monitor compliance by the financial intermediary with this policy.

     Redemption Fee. Pioneer International Equity Fund has adopted a redemption fee on short term holdings of the fund's shares. If you sell or exchange shares within 30 days of any purchase of fund shares, the fund will apply a 2% fee to the entire amount of your sales proceeds. The fund's redemption fee is intended to discourage short-term trading in fund shares. Short-term trading can increase the expenses incurred by the fund and make portfolio management less efficient.

     Excessive Trading. The fund discourages excessive and short-term trading practices, such as market timing, that may disrupt portfolio management strategies and harm fund performance. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the fund's shares to be excessive if:

     o You sell shares within a short period of time after the shares were purchased;

     o You make two or more purchases and redemptions within a short period of time;

     o You enter into a series of transactions that is indicative of a timing pattern or strategy; or

     o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

     We monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker has engaged in excessive short-term trading that we believe may be harmful to the fund, we will ask the investor or broker to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the fund's shareholders. We also limit the number of exchanges of $25,000 or more in any calendar year.

     While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. Frequently, fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in observing the fund's policies.

     Minimum Account Size. Each Pioneer Fund requires that you maintain a minimum account value of $500. If you hold less than the minimum in your account because you have sold or exchanged some of your shares, the Pioneer Fund will notify you of its intent to sell your shares and close your account. You may avoid this by increasing the value of your account to at least the minimum within six months of the notice from the fund.

     Telephone Access. You may have difficulty contacting the Pioneer Fund by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the Pioneer Fund by telephone, you should communicate with the fund in writing.


     Share Certificates. Normally, your shares will remain on deposit with the transfer agent and certificates will not be issued. If you are legally required to obtain a certificate, you may request one for your Class A shares only. A fee may be charged for this service. Any share certificates of the Safeco Funds outstanding at the Closing of the Reorganization will be deemed to be cancelled and will no longer represent shares of the Funds.

     Other Policies. Each Pioneer Fund may suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, when an emergency exists that makes it impracticable, as determined by the SEC, for the fund to sell or value its portfolio securities or with the permission of the SEC.


     Each Pioneer Fund or PFD may revise, suspend or terminate the account options and services available to shareholders at any time.

     Each Pioneer Fund reserves the right to redeem in kind by delivering portfolio securities to a redeeming shareholder, provided that the Pioneer Fund must pay redemptions in cash if a shareholder's aggregate redemptions in a 90 day period are less than $250,000 or 1% of the fund's net assets.


Dividends and Capital Gains


     Each Pioneer Fund generally pays any distributions of net short- and long-term capital gains and dividends from any net investment income at least annually.

     Each Pioneer Fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in a Pioneer Fund close to the time that the fund makes a distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash.

Taxes


     For U.S. federal income tax purposes, distributions from each Pioneer Fund's net long-term capital gains (if any) are considered long-term capital gains and may be taxable to you at different maximum rates depending upon their source and other factors. Short-term capital gain distributions for each Pioneer Fund are taxable as ordinary income.

     Dividends from net investment income are taxable either as ordinary income or, if so designated by the fund and certain other conditions, including holding period requirements, are met by the fund and the shareholder, as "qualified dividend income" taxable to individual shareholders at the maximum 15% U.S. federal tax rate. Dividends and distributions generally are taxable, whether you take payment in cash or reinvest them to buy additional Pioneer Fund shares.


     When you sell or exchange Pioneer Fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. In January of each year each Pioneer Fund will mail to you information about your dividends, distributions and any shares you sold in the previous calendar year.

     You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the Pioneer Fund will withhold 28% "backup withholding" tax from your dividends and distributions, sale proceeds and any other payments to you.


     You should ask your tax adviser about any federal, state and foreign tax considerations, including possible additional withholding taxes for non-U.S. shareholders. You may also consult the "Tax Status" section of each Pioneer Fund's statement of additional information for a more detailed discussion of U.S. federal income tax considerations, including qualified dividend income considerations that may affect the Pioneer Fund and its shareholders.

     Pioneer Funds' Class A Rule 12b-1 Plans. As described above, each Pioneer Fund has adopted a Rule 12b-1 plan for its Class A shares (the "Class A Plans" or the "Plans"). Because the 12b-1 fees payable under each Plan are an ongoing expense, over time they may increase the cost of your investment and your shares may cost more than shares that are not subject to a distribution or service fee or sales charge.

     Compensation and Services. Each Class A Plan is a reimbursement plan, and distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the fund in a given year. Pursuant to each Class A Plan the fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the board of trustees. The expenses of the fund pursuant to the Class A Plan are accrued daily at a rate which may not exceed the annual rate of 0.25% of the fund's average daily net assets attributable to Class A shares.

     Trustee Approval and Oversight. Each Plan was last approved by the board of trustees of each Pioneer Fund, including a majority of the independent trustees, by votes cast in person at meetings called for the purpose of voting on the Plan on December 6, 2003. Pursuant to the Plan, at least quarterly, PFD will provide each fund with a written report of the amounts expended under the Plan and the purpose for which these expenditures were made. The trustees review these reports on a quarterly basis to determine their continued appropriateness.

     Term, Termination and Amendment. Each Plan's adoption, terms, continuance and termination are governed by Rule 12b-1 under the Investment Company Act. The board of trustees believes that there is a reasonable likelihood that the Plans will benefit each fund and its current and future shareholders. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the fund affected thereby, and material amendments of the Plans must also be approved by the trustees as provided in Rule 12b-1.

FINANCIAL HIGHLIGHTS


     The following tables show the financial performance of each Pioneer Fund for the past five fiscal years and, if applicable, for any recent semiannual period (or the period during which each Pioneer Fund has been in operation, if less than five years). Certain information reflects financial results for a single Pioneer Fund share. "Total return" shows how much an investment in a Pioneer Fund would have increased or decreased during each period, assuming you had reinvested all dividends and other distributions. In the case of each Pioneer Fund, each fiscal year ended on or after the fiscal year ended June 30, 2002 has been audited by Ernst & Young LLP, each Pioneer Fund's independent registered public accounting firm, as stated in their reports incorporated by reference in this registration statement. For fiscal years prior to the fiscal year ended June 30, 2002, the financial statements of each Pioneer Fund were audited by Arthur Anderson LLP. The information for any semiannual period has not been audited.


                              PIONEER BALANCED FUND

                              FINANCIAL HIGHLIGHTS


                                                                  Six Months
                                                                    Ended          Year
                                                                   6/30/04         Ended
CLASS A                                                          (Unaudited)     12/31/03
-------                                                          -----------     --------
Net asset value, beginning of period .........................    $   9.47       $   8.29
                                                                  --------       --------
Increase (decrease) from investment operations:
 Net investment income .......................................    $   0.06       $   0.12
 Net realized and unrealized gain (loss) on investments ......        0.09           1.20
                                                                  --------       --------
 Net increase (decrease) from investment operations ..........    $   0.15       $   1.32
Distributions to shareholders:
 Net investment income .......................................       (0.05)         (0.14)
 Net increase (decrease) in net asset value ..................    $   0.10       $   1.18
                                                                  --------       --------
 Net asset value, end of period ..............................    $   9.57       $   9.47
                                                                  --------       --------
Total return* ................................................        1.59%         15.99%
                                                                  ========       ========
Ratio of net expenses to average net assets+ .................        1.31%**        1.38%
 Ratio of net investment income to average net assets+ .......        1.31%**        1.25%
 Portfolio turnover rate .....................................          34%**          44%
 Net assets, end of period (in thousands) ....................    $103,881       $107,265
Ratios with reductions for fees paid indirectly:
 Net expenses ................................................        1.31%**        1.38%
 Net investment income .......................................        1.31%**        1.25%

                                                                    Year          Year          Year         Year
                                                                   Ended          Ended         Ended       Ended
CLASS A                                                           12/31/02    12/31/01 (a)    12/31/00     12/31/99
-------                                                           --------    ------------    --------     --------
Net asset value, beginning of period .........................   $   9.46       $   9.94      $   9.73    $   9.74
                                                                 --------       --------      --------    --------
Increase (decrease) from investment operations:
 Net investment income .......................................   $   0.11       $   0.19      $   0.30    $   0.31
 Net realized and unrealized gain (loss) on investments ......      (1.17)         (0.47)         0.22       (0.01)
                                                                 --------       --------      --------    --------
 Net increase (decrease) from investment operations ..........   $  (1.06)      $  (0.28)     $   0.52    $   0.30
Distributions to shareholders:
 Net investment income .......................................      (0.11)         (0.20)        (0.31)      (0.31)
 Net increase (decrease) in net asset value ..................   $  (1.17)      $  (0.48)     $   0.21    $  (0.01)
                                                                 --------       --------      --------    --------
 Net asset value, end of period ..............................   $   8.29       $   9.46      $   9.94    $   9.73
                                                                 --------       --------      --------    --------
Total return* ................................................     (11.20)%        (2.87)%        5.38%       3.15%
                                                                 ========       ========      ========    ========
Ratio of net expenses to average net assets+ .................       1.41%         1.31%          1.23%       1.23%
 Ratio of net investment income to average net assets+ .......       1.19%         1.97%          2.96%       3.21%
 Portfolio turnover rate .....................................        180%          133%            17%         46%
 Net assets, end of period (in thousands) ....................   $106,734       $141,746      $162,855    $214,866
Ratios with reductions for fees paid indirectly:
 Net expenses ................................................       1.41%         1.30%          1.20%       1.21%
 Net investment income .......................................       1.19%         1.98%          2.99%       3.23%


----------
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

+    Ratios with no reduction for fees paid indirectly.
(a) At January 1, 2001, the Fund began accreting discounts and amortizing premiums on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by less than one cent per share, increase net realized and unrealized gain (loss) by less than one cent per share and decrease the ratio of net investment income to average net assets assuming reduction for fees paid indirectly from 2.02% to 1.98%. Per share ratios and supplemental data for periods prior to January 1, 2002, have not been restated to reflect this change in presentation.

                                 PIONEER FUND

                             FINANCIAL HIGHLIGHTS


                                                                    Six Months
                                                                      Ended            Year
                                                                     6/30/04           Ended
CLASS A                                                            (Unaudited)       12/31/03
-------                                                            -----------       --------
Net asset value, beginning of period ..........................    $    38.00       $    30.76
                                                                   ----------       ----------
Increase (decrease) from investment operations:
 Net investment income ........................................    $     0.14       $     0.28
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ...............................          0.63             7.24
                                                                   ----------       ----------
 Net increase (decrease) from investment operations ...........    $     0.77       $     7.52
Distributions to shareholders:
 Net investment income ........................................    $    (0.13)      $    (0.28)
 Net realized gain ............................................            --               --
                                                                   ----------       ----------
 Net increase (decrease) in net asset value ...................    $     0.64       $     7.24
                                                                   ----------       ----------
Net asset value, end of period ................................    $    38.64       $    38.00
                                                                   ==========       ==========
Total return* .................................................          2.03%           24.58%
Ratio of net expenses to average net assets+ ..................          1.05%**          1.09%
 Ratio of net investment income to average net assets+ ........          0.71%**          0.86%
 Portfolio turnover rate ......................................            22%**             6%
 Net assets, end of period (in thousands) .....................    $5,328,526       $5,370,888
Ratios with reductions for fees paid indirectly:
 Net expenses .................................................          1.05%**          1.09%
 Net investment income ........................................          0.71%**          0.86%

                                                                      Year            Year           Year           Year
                                                                     Ended           Ended           Ended          Ended
CLASS A                                                             12/31/02        12/31/01       12/31/00       12/31/99
-------                                                             --------        --------       --------       --------
Net asset value, beginning of period ..........................    $    38.87      $    44.26     $    47.60     $    43.30
                                                                   ----------      ----------     ----------     ----------
Increase (decrease) from investment operations:
 Net investment income ........................................    $     0.27      $     0.18     $     0.16     $     0.18
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ...............................         (8.12)          (5.11)         (0.14)          6.51
                                                                   ----------      ----------     ----------     ----------
 Net increase (decrease) from investment operations ...........    $    (7.85)     $    (4.93)    $     0.02     $     6.69
Distributions to shareholders:
 Net investment income ........................................    $    (0.26)     $    (0.16)    $    (0.12)    $    (0.17)
 Net realized gain ............................................            --           (0.30)         (3.24)         (2.22)
                                                                   ----------      ----------     ----------     ----------
 Net increase (decrease) in net asset value ...................    $    (8.11)     $   (5.39)     $    (3.34)    $     4.30
                                                                   ----------      ----------     ----------     ----------
Net asset value, end of period ................................    $    30.76      $    38.87     $    44.26     $    47.60
                                                                   ==========      ==========     ==========     ==========
Total return* .................................................        (20.26%)        (11.13%)         0.12%         15.54%
Ratio of net expenses to average net assets+ ..................          1.11%           1.14%          1.11%          1.10%
 Ratio of net investment income to average net assets+ ........          0.75%           0.43%          0.31%          0.39%
 Portfolio turnover rate ......................................             7%              6%            20%            10%
 Net assets, end of period (in thousands) .....................    $4,584,649      $6,140,520     $6,645,954     $6,638,130
Ratios with reductions for fees paid indirectly:
 Net expenses .................................................          1.10%           1.13%          1.09%          1.09%
 Net investment income ........................................          0.76%           0.44%          0.33%          0.40%


----------
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

+    Ratios with no reduction for fees paid indirectly.

                        PIONEER INTERNATIONAL EQUITY FUND

                              FINANCIAL HIGHLIGHTS



                                                                           Year         Year
CLASS A                                                                   Ended        Ended
-------                                                                  3/31/04      3/31/03
Net asset value, beginning of period .................................   $ 11.64       $ 15.94
                                                                         -------       -------
Increase (decrease) from investment operations:
 Net investment income (loss) ........................................   $  0.10       $  0.05
 Net realized and unrealized gain (loss)on investments and foreign
  currency transactions ..............................................      5.81         (4.35)
 Net increase (decrease) from investment operations ..................   $  5.91       $ (4.30)
Distributions to shareholders:
 Net investment income ...............................................        --            --
 Net realized gain ...................................................        --            --
                                                                         -------       -------
 Net increase (decrease) in net asset value ..........................   $  5.91       $ (4.30)
                                                                         -------       -------
Net asset value, end of period .......................................   $ 17.55       $ 11.64
                                                                         =======       =======
Total return* ........................................................     50.77%       (26.98)%
Ratio of net expenses to average net assets+ .........................      1.75%         1.76%
Ratio of net investment income (loss) to average net assets+ .........      0.67%         0.30%
Portfolio turnover rate ..............................................       169%           45%
Net assets, end of period (in thousands) .............................   $18,345       $11,578
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses ........................................................      2.80%         2.94%
 Net investment loss .................................................     (0.38)%       (0.88)%
Ratios with waiver of management fees and assumption of expenses by
 PIM and reduction for fees paid indirectly:
 Net expenses ........................................................      1.75%         1.75%
 Net investment income (loss) ........................................      0.67%         0.31%

                                                                           Year          Year         Year
CLASS A                                                                    Ended        Ended        Ended
-------                                                                   3/31/02      3/31/01      3/31/00
Net asset value, beginning of period .................................   $ 16.81       $ 27.50      $ 18.55
                                                                         -------       -------      -------
Increase (decrease) from investment operations:
 Net investment income (loss) ........................................   $ (0.06)      $ (0.16)     $ (0.06)
 Net realized and unrealized gain (loss)on investments and foreign
  currency transactions ..............................................     (0.78)        (9.25)        9.09
 Net increase (decrease) from investment operations ..................   $ (0.84)      $ (9.41)     $  9.03
Distributions to shareholders:
 Net investment income ...............................................        --            --        (0.08)
 Net realized gain ...................................................     (0.03)        (1.28)          --
                                                                         -------       -------      -------
 Net increase (decrease) in net asset value ..........................   $ (0.87)      $(10.69)     $  8.95
                                                                         -------       -------      -------
Net asset value, end of period .......................................   $ 15.94       $ 16.81      $ 27.50
                                                                         =======       =======      =======
Total return* ........................................................     (4.98)%      (34.95)%      48.62%
Ratio of net expenses to average net assets+ .........................      1.75%         1.77%        1.76%
Ratio of net investment income (loss) to average net assets+ .........     (0.35)%       (0.75)%      (0.23)%
Portfolio turnover rate ..............................................        77%           50%          59%
Net assets, end of period (in thousands) .............................   $16,455       $20,689      $41,276
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses ........................................................      2.68%         2.12%        2.10%
 Net investment loss .................................................     (1.28)%       (1.10)       (0.57)%
Ratios with waiver of management fees and assumption of expenses by
 PIM and reduction for fees paid indirectly:
 Net expenses ........................................................      1.75%         1.75%        1.75%
 Net investment income (loss) ........................................     (0.35)%       (0.73)%      (0.22)%


----------
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

                              PIONEER GROWTH SHARES

                              FINANCIAL HIGHLIGHTS


                                                               Six Months
                                                                  Ended            Year
                                                                 6/30/04          Ended
CLASS A                                                        (Unaudited)       12/31/03
-------                                                        -----------       --------
Net asset value, beginning of period .....................      $  11.42         $   9.05
                                                                --------         --------
Increase (decrease) from investment operations:
 Net investment loss .....................................      $  (0.02)        $  (0.04)
 Net realized and unrealized gain (loss) on investments ..         (0.13)            2.41
                                                                --------         --------
 Net increase (decrease) from investment operations ......      $  (0.15)        $   2.37
Distributions to shareholders:
 Net realized gain .......................................            --               --
                                                                --------         --------
 Net increase (decrease) in net asset value ..............      $  (0.15)        $   2.37
                                                                --------         --------
 Net asset value, end of period ..........................      $  11.27         $  11.42
                                                                ========         ========
Total return* ............................................         (1.31)%          26.19%
Ratio of net expenses to average net assets+ .............          1.39%**          1.45%
Ratio of net investment loss to average net assets+ ......         (0.44)%**        (0.42)%
Portfolio turnover rate ..................................           197%**            47%
Net assets, end of period (in thousands) .................      $486,992         $516,234
Ratios with reductions for fees paid indirectly:
 Net expenses ............................................          1.39%**          1.45%
 Net investment loss .....................................         (0.44)%**        (0.42)%

                                                                Year           Year           Year            Year
                                                                Ended         Ended          Ended           Ended
CLASS A                                                     12/31/02 (a)     12/31/01       12/31/00        12/31/99
-------                                                     ------------     --------       --------        --------
Net asset value, beginning of period .....................    $  13.90      $  17.21       $    20.16      $    20.34
                                                              --------      --------       ----------      ----------
Increase (decrease) from investment operations:
 Net investment loss .....................................    $  (0.04)     $  (0.04)      $    (0.09)     $    (0.09)
 Net realized and unrealized gain (loss) on investments ..       (4.81)        (3.27)           (1.81)           1.59
                                                              --------      --------       ----------      ----------
 Net increase (decrease) from investment operations ......    $  (4.85)     $  (3.31)      $    (1.90)     $     1.50
Distributions to shareholders:
 Net realized gain .......................................          --            --            (1.05)          (1.68)
                                                              --------      --------       ----------      ----------
 Net increase (decrease) in net asset value ..............    $  (4.85)     $  (3.31)      $    (2.95)     $    (0.18)
                                                              --------      --------       ----------      ----------
 Net asset value, end of period ..........................    $   9.05      $  13.90       $    17.21      $    20.16
                                                              ========      ========       ==========      ==========
Total return* ............................................      (34.89)%      (19.23)%          (9.57)%          7.40%
Ratio of net expenses to average net assets+ .............        1.39%         1.18%            1.22%           1.02%
Ratio of net investment loss to average net assets+ ......       (0.39)%       (0.29)%          (0.60)%         (0.41)%
Portfolio turnover rate ..................................          88%          111%              58%             48%
Net assets, end of period (in thousands) .................    $452,070      $836,149       $1,197,025      $1,935,072
Ratios with reductions for fees paid indirectly:
 Net expenses ............................................        1.38%         1.16%            1.19%           1.00%
 Net investment loss .....................................       (0.38)%       (0.27)%          (0.57)%         (0.39)%


----------
(a) The per share data presented above is based upon the average shares outstanding for the year presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

+    Ratio with no reduction for fees paid indirectly.

                               PIONEER VALUE FUND

                              FINANCIAL HIGHLIGHTS


                                                                    Six Months
                                                                      Ended            Year
                                                                     3/31/04           Ended
CLASS A                                                            (Unaudited)        9/30/03
-------                                                            -----------        -------
Net asset value, beginning of period ..........................    $    16.25       $    15.29
                                                                   ----------       ----------
Increase (decrease) from investment operations:
 Net investment income ........................................    $     0.07       $     0.11
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ...............................          2.52             3.20
                                                                   ----------       ----------
 Net increase (decrease) from investment operations ...........    $     2.59       $     3.31
Distributions to shareholders:
 Net investment income ........................................         (0.08)           (0.24)
 Net realized gain ............................................         (0.04)           (2.11)
                                                                   ----------       ----------
 Net increase (decrease) in net asset value ...................    $     2.47       $     0.96
                                                                   ----------       ----------
 Net asset value, end of period ...............................    $    18.72       $    16.25
                                                                   ==========       ==========
Total return* .................................................         15.98%           22.94%
Ratio of net expenses to average net assets ...................          1.06%**          1.19%
Ratio of net investment income to average net assets+ .........          0.70%**          0.85%
Portfolio turnover rate .......................................            35%**            40%
Net assets, end of period (in thousands) ......................    $3,843,212       $3,424,962
Ratios assuming reduction for fees paid indirectly:
 Net expenses .................................................          1.06%**          1.19%
 Net investment income ........................................          0.70%**          0.85%

                                                                      Year            Year           Year           Year
                                                                     Ended           Ended           Ended          Ended
CLASS A                                                             9/30/02         9/30/01         9/30/00        9/30/99
-------                                                             -------         -------         -------        -------
Net asset value, beginning of period ..........................    $    19.12      $    22.67     $    20.16     $    18.32
                                                                   ----------      ----------     ----------     ----------
Increase (decrease) from investment operations:
 Net investment income ........................................    $     0.15      $     0.17     $     0.20     $     0.21
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ...............................         (3.17)          (2.05)           3.0          21.97
                                                                   ----------      ----------     ----------     ----------
 Net increase (decrease) from investment operations ...........    $    (3.02)     $    (1.88)    $     3.22     $     2.18
Distributions to shareholders:
 Net investment income ........................................         (0.09)          (0.14)         (0.20)         (0.19)
 Net realized gain ............................................         (0.72)          (1.53)         (0.51)         (0.15)
                                                                   ----------      ----------     ----------     ----------
 Net increase (decrease) in net asset value ...................    $    (3.83)     $    (3.55)    $     2.51     $     1.84
                                                                   ----------      ----------     ----------     ----------
 Net asset value, end of period ...............................    $    15.29      $    19.12     $    22.67     $    20.16
                                                                   ==========      ==========     ==========     ==========
Total return* .................................................        (16.78)%         (8.88)%        16.29%         11.86%
Ratio of net expenses to average net assets ...................          1.16%           1.01%          0.96%          0.96%
Ratio of net investment income to average net assets+ .........          0.74%           0.76%          0.81%          0.93%
Portfolio turnover rate .......................................            61%              3%             3%            12%
Net assets, end of period (in thousands) ......................    $3,016,623      $3,885,560     $4,614,739     $5,125,858
Ratios assuming reduction for fees paid indirectly:
 Net expenses .................................................          1.16%           0.99%          0.94%          0.95%
 Net investment income ........................................          0.74%           0.78%          0.83%          0.94%


----------
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

+    Ratios assuming no reduction for fees paid indirectly.

                           PIONEER MID CAP VALUE FUND

                              FINANCIAL HIGHLIGHTS


                                                                         Six Months
                                                                            Ended               Year
                                                                           4/30/04              Ended
CLASS A                                                                  (Unaudited)          10/31/03
-------                                                                  -----------          --------
Net asset value, beginning of period ............................       $    22.25           $    16.93
                                                                        ----------           ----------
Increase (decrease) from investment operations:
 Net investment income (loss) ...................................       $     0.01           $     0.04
 Net realized and unrealized gain (loss) on investments .........             2.03                 5.28
                                                                        ----------           ----------
 Net increase (decrease) from investment operations .............       $     2.04           $     5.32
Distributions to shareholders:
 Net investment income ..........................................            (0.03)                  --
 Net realized gain ..............................................            (0.49)                  --
                                                                        ----------           ----------
 Net increase (decrease) in net asset value .....................             1.52           $     5.32
                                                                        ----------           ----------
 Net asset value, end of period .................................       $    23.77           $    22.25
                                                                        ==========           ==========
Total return* ...................................................             9.37%               31.42%
Ratio of net expenses to average net assets+ ....................             1.19%**(a)           1.37%
Ratio of net investment income (loss) to average net assets+ ....             0.08%**(a)           0.24%
Portfolio turnover rate .........................................               46%**                58%
Net assets, end of period (in thousands) ........................       $1,363,097           $1,208,400
Ratios with reduction for fees paid indirectly:
 Net expenses ...................................................             1.19%**(a)           1.37%
 Net investment income (loss) ...................................             0.08%**(a)           0.24%

                                                                       Year         Year         Year          Year
                                                                      Ended         Ended        Ended         Ended
CLASS A                                                              10/31/02     10/31/01     10/31/00      10/31/99
-------                                                              --------     --------     --------      --------
Net asset value, beginning of period ............................    $  19.29     $  20.83     $  19.90     $    19.02
                                                                     --------     --------     --------     ----------
Increase (decrease) from investment operations:
 Net investment income (loss) ...................................    $  (0.02)    $  (0.01)    $   0.11     $     0.12
 Net realized and unrealized gain (loss) on investments .........       (0.97)        0.34         3.46           1.70
                                                                     --------     --------     --------     ----------
 Net increase (decrease) from investment operations .............    $  (0.99)    $   0.33     $   3.57     $     1.82
Distributions to shareholders:
 Net investment income ..........................................          --           --           --          (0.02)
 Net realized gain ..............................................       (1.37)       (1.87)       (2.64)         (0.92)
                                                                     --------     --------     --------     ----------
 Net increase (decrease) in net asset value .....................    $  (2.36)    $  (1.54)    $   0.93     $     0.88
                                                                     --------     --------     --------     ----------
 Net asset value, end of period .................................    $  16.93     $  19.29     $  20.83     $    19.90
                                                                     ========     ========     ========     ==========
Total return* ...................................................       (5.99)%       1.85%       20.00%         10.02%
Ratio of net expenses to average net assets+ ....................        1.30%        1.24%        1.13%          1.18%
Ratio of net investment income (loss) to average net assets+ ....       (0.09)%       0.01%        0.27%          0.37%
Portfolio turnover rate .........................................          65%          95%          70%            75%
Net assets, end of period (in thousands) ........................    $890,856     $921,310     $945,583     $1,067,562
Ratios with reduction for fees paid indirectly:
 Net expenses ...................................................        1.30%        1.22%        1.11%          1.16%
 Net investment income (loss) ...................................       (0.09)%       0.03%        0.29%          0.39%


----------
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.
(a) In the absence of the negative printing fees in the statement of operations, which relates to a change in estimate for printing fees in the period ended October 31, 2003, the gross expense ratio and net investment income ratio to average net assets would have been 1.20% and 0.07%, respectively.

                          PIONEER SMALL CAP VALUE FUND

                              FINANCIAL HIGHLIGHTS


                                                                 Six Months
                                                                    Ended           Year
                                                                   5/31/04         Ended
CLASS A                                                          (Unaudited)      11/30/03
-------                                                          -----------      --------
Net asset value, beginning of period ........................     $  27.10        $  21.51
                                                                  --------        --------
Increase (decrease) from investment operations:
 Net investment loss ........................................     $  (0.07)       $  (0.07)
 Net realized and unrealized gain (loss) on investments and
  futures contracts .........................................         2.67            5.78
                                                                  --------        --------
 Net increase (decrease) from investment operations .........     $   2.60        $   5.71
Distributions to shareholders:
 Net realized gain ..........................................           --           (0.12)
                                                                  --------        --------
 Net increase (decrease) in net asset value .................     $   2.60        $   5.59
                                                                  --------        --------
 Net asset value, end of period .............................     $ 29.70         $  27.10
                                                                  ========        ========
Total return* ...............................................         9.59%          26.56%
Ratio of net expenses to average net assets+ ................         1.51%**         1.66%
Ratio of net investment loss to average net assets+ .........        (0.50)%*        (0.32)%
Portfolio turnover rate .....................................           31%**           37%
Net assets, end of period (in thousands) ....................     $256,248        $201,892
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses ...............................................         1.51%**         1.66%
 Net investment loss ........................................        (0.50)%**       (0.32)%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses ...............................................         1.51%**         1.65%
 Net investment loss ........................................        (0.50)%**       (0.31)%

                                                                   Year         Year         Year         Year
                                                                  Ended         Ended        Ended       Ended
CLASS A                                                          11/30/02     11/30/01     11/30/00     11/30/99
-------                                                          --------     --------     --------     --------
Net asset value, beginning of period ........................    $  22.46     $ 20.10      $ 17.40      $ 13.85
                                                                 --------     -------      -------      -------
Increase (decrease) from investment operations:
 Net investment loss ........................................    $  (0.24)    $ (0.09)     $ (0.12)     $ (0.08)
 Net realized and unrealized gain (loss) on investments and
  futures contracts .........................................       (0.69)       3.29         3.13         3.63
                                                                 --------     -------      -------      -------
 Net increase (decrease) from investment operations .........    $  (0.93)    $  3.20      $  3.01      $  3.55
                                                                                           -------      -------
Distributions to shareholders:
 Net realized gain ..........................................       (0.02)      (0.84)       (0.31)          --
                                                                 --------     -------      -------      -------
 Net increase (decrease) in net asset value .................    $  (0.95)    $  2.36      $  2.70      $  3.55
                                                                 --------     -------      -------      -------
 Net asset value, end of period .............................    $  21.51     $ 22.46      $ 20.10      $ 17.40
                                                                 ========     =======      =======      =======
Total return* ...............................................       (4.16)%     15.92%       17.26%       25.63%
Ratio of net expenses to average net assets+ ................        1.65%       1.79%        1.72%        2.02%
Ratio of net investment loss to average net assets+ .........       (0.49)%     (0.33)%      (0.27)%      (0.71)%
Portfolio turnover rate .....................................          31%         49%          61%          78%
Net assets, end of period (in thousands) ....................    $139,170     $73,855      $58,323      $33,714
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses ...............................................        1.65%       1.79%        1.72%        2.02%
 Net investment loss ........................................       (0.49)%     (0.33)%      (0.27)%      (0.71)%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses ...............................................        1.63%       1.76%        1.69%        1.98%
 Net investment loss ........................................       (0.47)%     (0.30)%      (0.24)%      (0.67)%


----------
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized
+    Ratios with no reduction for fees paid indirectly.

                       INFORMATION CONCERNING THE MEETING


Solicitation of Proxies


     In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the trustees and officers of your Safeco Fund or its affiliates, including personnel of your Safeco Fund's transfer agent, Pioneer Funds' investment adviser, Pioneer, Pioneer Funds' transfer agent, PIMSS, or by broker-dealer firms. Georgeson Shareholder Communications Corporation, 17 State Street, New York, NY 10004, has been retained to provide proxy solicitation services to the Funds at a cost of approximately $30,000. Pioneer and Symetra will bear the cost of such solicitation.


Revoking Proxies

     A Safeco Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:


     o by filing a written notice of revocation with your Safeco Fund's transfer agent, Safeco Services Corporation, at 4854 154th Place, N.E., Redmond, WA 98052, or


     o by returning a duly executed proxy with a later date before the time of the Meeting, or

     o if a shareholder has executed a proxy but is present at the Meeting and wishes to vote in person, by notifying the secretary of your Safeco Fund (without complying with any formalities) at any time before it is voted.

     Being present at the Meeting alone does NOT revoke a previously executed and returned proxy.

Outstanding Shares and Quorum


     Only shareholders of record on October 8, 2004 (the "record date") are entitled to notice of and to vote at the Meetings. As of the record date, the following number of shares of each Safeco Fund were outstanding.



                                                Shares Outstanding
Safeco Fund                                   (as of October 8, 2004)
-----------                                   -----------------------
  Safeco Balanced Fund .....................        1,524,501.995
  Safeco Core Equity Fund ..................       37,767,966.955
  Safeco Growth Opportunities Fund .........       19,115,534.708
  Safeco International Stock Fund ..........        3,191,887.818
  Safeco Large-Cap Growth Fund .............          694,809.278
  Safeco Large-Cap Value Fund ..............        7,551,928.230
  Safeco Multi-Cap Core Fund ...............        3,514,922.442
  Safeco Small-Cap Value Fund ..............        3,908,412.105


Other Business


     Your Safeco Fund's board of trustees knows of no business to be presented for consideration at the Meetings other than Proposals 1(a)-(h) and 2(a)-(h). If other business is properly brought before a Meeting, proxies will be voted according to the best judgment of the persons named as proxies.


Adjournments

     If, by the time scheduled for a Meeting, a quorum of shareholders of a Fund is not present or if a quorum is present but sufficient votes "for" the proposals have not been received, the persons named as proxies may propose the Meeting with respect to one or more of the Funds to another date and time, and the Meeting may be held as adjourned within a reasonable time after the date set for the original Meeting for that Fund without further notice. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote all proxies in favor of the adjournment that voted in favor of the proposal or that abstained. They will vote against such adjournment those proxies required to be voted against the proposal. Broker non-votes will be disregarded in the vote for adjournment. If the adjournment requires setting a new record date or the adjournment is for more than 120 days of the original Meeting (in which case the board of trustees of your Safeco Fund will set a new record date), your Safeco Fund will give notice of the adjourned meeting to its shareholders.

Telephone Voting


     In addition to soliciting proxies by mail, by fax or in person, your Safeco Fund may also arrange to have votes recorded by telephone by officers and employees of your Safeco Fund or by personnel of the adviser or transfer agent or a third party solicitation firm. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the Meeting. Your Safeco Fund has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.


     o A shareholder will be called on a recorded line at the telephone number in the Fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

     o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the Meeting in accordance with the shareholder's instructions.

     o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

     o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

     o If the shareholder decides after voting by telephone to attend the Meeting, the shareholder can revoke the proxy at that time and vote the shares at the Meeting.

Internet Voting

     You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the Meeting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, you will need the "control number" that appears on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders give their voting instructions, and to confirm that shareholders instructions have been recorded properly. If you are voting via the Internet you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by you.

     o    Read the proxy statement and have your proxy card at hand.

     o    Go to the Web site listed on your proxy card.

     o    Enter control number found on your proxy card.

     o    Follow the simple instructions on the Web site. Please call [        ]
          us at [1-800         ] if you have any problems.

     o To insure that your instructions have been recorded correctly you will receive a confirmation of your voting instructions immediately after your submission and also by e-mail if chosen.

Shareholders' Proposals


     Your Safeco Fund is not required, and does not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders must submit the proposal in writing, so that it is received by the your Safeco Fund to Safeco Mutual Funds, Attention: Legal Department at 4854 154th Place N.E., Redmond, WA 98052 within a reasonable time before any meeting. If the Reorganization is completed, your Safeco Fund will not hold another shareholder meeting.


Appraisal Rights


     If the Reorganization of your Safeco Fund is approved at the Meeting, shareholders of your Safeco Fund will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of appraisal rights is subject to the forward pricing requirements of Rule 22c-1 under the Investment Company Act, which supersede state law. Shareholders of your Safeco Funds, however, have the right to redeem their Fund shares until the closing date of the Reorganizations. After the Reorganization, shareholders of your Safeco Fund will hold shares of a Pioneer Fund which may also be redeemed at net asset value without being subject to any deferred sales charges.

                     OWNERSHIP OF SHARES OF THE SAFECO FUNDS

     To the knowledge of your Safeco Fund, as of September 30, 2004, the following persons owned of record or beneficially 5% or more of the outstanding shares of each of the Safeco Funds.



------------------------------------------------------------------------------------------------------
            Safeco Fund                       Shareholder Name and Address           Percentage Owned
------------------------------------------------------------------------------------------------------
 Safeco Balanced Fund                 Symetra Asset Management Co.                         35.03%
                                      4854 154th Place NE
                                      Redmond, WA 98052
------------------------------------------------------------------------------------------------------
 Safeco Core Equity Fund              Charles Schwab & Co. Inc.                            17.66%
                                      Exclusive Benefit of Its Customers
                                      Attn: Mutual Fund Department
                                      101 Montgomery Street
                                      San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------
 Safeco Growth Opportunities Fund     Charles Schwab & Co. Inc.                            19.44%
                                      Exclusive Benefit of Its Customers
                                      Attn: Mutual Fund Department
                                      101 Montgomery Street
                                      San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------
                                      Wells Fargo & Company                                 5.66%
                                      420 Montgomery Street
                                      San Francisco, California 94163
------------------------------------------------------------------------------------------------------
                                      National Financial Services Corp.                     5.61%
                                      for the Exclusive Benefit of Our Customers
                                      Attn.: Mutual Funds Dept. 5th Fl.
                                      200 Liberty St., 1 World Financial Center
                                      New York, NY 10281-1003
------------------------------------------------------------------------------------------------------
 Safeco International Stock Fund      Wells Fargo & Company                                30.77%
                                      420 Montgomery Street
                                      San Francisco, California 94163
------------------------------------------------------------------------------------------------------
                                      Symetra Asset Management Co.                         21.91%
                                      4854 154th Place NE
                                      Redmond, WA 98052
------------------------------------------------------------------------------------------------------
                                      Charles Schwab & Co. Inc.                            16.93%
                                      Exclusive Benefit of Its Customers
                                      Attn: Mutual Fund Department
                                      101 Montgomery Street
                                      San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------
 Safeco Large-Cap Growth Fund         Symetra Asset Management Co.                         72.10%
                                      4854 154th Place NE
                                      Redmond, WA 98052
------------------------------------------------------------------------------------------------------
 Safeco Large-Cap Value Fund          Wells Fargo & Company                                 6.65%
                                      420 Montgomery Street
                                      San Francisco, California 94163
------------------------------------------------------------------------------------------------------
                                      Charles Schwab & Co. Inc.                             6.60%
                                      Exclusive Benefit of Its Customers
                                      Attn: Mutual Fund Department
                                      101 Montgomery Street
                                      San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
          Safeco Fund                    Shareholder Name and Address           Percentage Owned
-------------------------------------------------------------------------------------------------
 Safeco Multi-Cap Core Fund      Charles Schwab & Co. Inc.                            5.10%
                                 Exclusive Benefit of Its Customers
                                 Attn: Mutual Fund Department
                                 101 Montgomery Street
                                 San Francisco, CA 94104-4122
-------------------------------------------------------------------------------------------------
 Safeco Small-Cap Value Fund     Wells Fargo & Company                               27.04%
                                 420 Montgomery Street
                                 San Francisco, California 94163
-------------------------------------------------------------------------------------------------
                                 National Financial Services Corp.                   16.55%
                                 for the Exclusive Benefit of Our Customers
                                 Attn.: Mutual Funds Dept. 5th Fl.
                                 200 Liberty St., 1 World Financial Center
                                 New York, NY 10281-1003
-------------------------------------------------------------------------------------------------
                                 Charles Schwab & Co. Inc.                           15.56%
                                 Exclusive Benefit of Its Customers
                                 Attn: Mutual Fund Department
                                 101 Montgomery Street
                                 San Francisco, CA 94104-4122
-------------------------------------------------------------------------------------------------



     As of December 31, 2003, the trustees and officers of your Safeco Fund, as a group, owned in the aggregate less than 1% of the outstanding shares of your Safeco Fund.

     Symetra or other companies controlled by Symetra own shares of certain Safeco Funds. Those shares will be voted pro rata in accordance with the vote cast by shareholders of the applicable Fund.

                    OWNERSHIP OF SHARES OF THE PIONEER FUNDS

     To the knowledge of your Pioneer Fund, as of September 30, 2004, the following persons owned of record or beneficially 5% or more of the outstanding shares of each of the Pioneer Funds.



----------------------------------------------------------------------------------------------------
 Pioneer Fund/Class                  Shareholder Name and Address                  Percentage Owned
----------------------------------------------------------------------------------------------------
 Pioneer Balanced Fund
----------------------------------------------------------------------------------------------------
 Class B Shares        MLPFS For The Sole Benefit of its Customers                       5.21%
                       Mutual Fund Administration
                       4800 Deer Lake Drive East, 2nd Fl.
                       Jacksonville, FL 32246-6484
----------------------------------------------------------------------------------------------------
 Class C Shares        MLPFS For The Sole Benefit of its Customers                       6.53%
                       Mutual Fund Administration
                       4800 Deer Lake Drive East, 2nd Fl.
                       Jacksonville, FL 32246-6484
----------------------------------------------------------------------------------------------------
                       Citigroup Global Markets Inc.                                     7.84%
                       333 West 34th St., 7th Fl.
                       New York, NY 10001-2402
----------------------------------------------------------------------------------------------------
 Pioneer Fund
----------------------------------------------------------------------------------------------------
 Class B Shares        MLPFS For The Sole Benefit of its Customers                      15.03%
                       Mutual Fund Administration
                       4800 Deer Lake Drive East, 2nd Fl.
                       Jacksonville, FL 32246-6484
----------------------------------------------------------------------------------------------------
 Class C Shares        MLPFS For The Sole Benefit of its Customers                      34.48%
                       Mutual Fund Administration
                       4800 Deer Lake Drive East, 2nd Fl.
                       Jacksonville, FL 32246-6484
----------------------------------------------------------------------------------------------------
                       Citigroup Global Markets Inc.                                     8.79%
                       333 West 34th St., 7th Fl.
                       New York, NY 10001-2402
----------------------------------------------------------------------------------------------------
 Class R Shares        ING National Trust, Trustee                                      43.47%
                       Agreement and Aetna 403(b)(7)
                       Custodial Acct 3/26/97 Trustee for Thomas J. Botticelli
                       DTD 4/22/96
                       151 Farmington Avenue -- TN41
                       Hartford, CT 06156-0001
----------------------------------------------------------------------------------------------------
                       Aetna Life Insurance & Annuity Co.                               19.93%
                       151 Farmington Avenue -- TN41
                       Hartford, CT 06156-0001
----------------------------------------------------------------------------------------------------
                       MCB Trust Services Cust. FBO Big Boy 401(K)                       5.96%
                       Plan & Trust
                       700 17th St., Ste 300
                       Denver, CO 80202-3531
----------------------------------------------------------------------------------------------------
 Class Y Shares        Pioneer Protected Principal Plus Fund II                         12.19%
                       60 State St.
                       Boston, MA 02109-1800
----------------------------------------------------------------------------------------------------
                       NFSC FEBO #U71-000027                                            12.78%
                       First Command Bank Trust Dept.
                       P.O. Box 901075
                       Fort Worth, TX 76101-2075
----------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
 Pioneer Fund/Class                  Shareholder Name and Address                 Percentage Owned
---------------------------------------------------------------------------------------------------
                       MLPFS For The Sole Benefit of its Customers                      5.51%
                       Mutual Fund Administration
                       4800 Deer Lake Drive East, 2nd Fl.
                       Jacksonville, FL 32246-6484
---------------------------------------------------------------------------------------------------
                       State St. Bank and Trust Trustee                                59.51%
                       FBO Pacificorp K Plus Savings Plan Trust DTD 1/9/96
                       805 Pennsylvania Ave.
                       5th Fl., Tower 2
                       Kansas City, MO 64105-1307
---------------------------------------------------------------------------------------------------
                       State of Florida Public Employees Optional Retirement            6.00%
                       Program
                       1801 Hermitage Blvd., Ste 100
                       Tallahassee, FL 32308-7743
---------------------------------------------------------------------------------------------------
 Pioneer International Equity Fund
---------------------------------------------------------------------------------------------------
 Class B Shares        MLPFS For The Sole Benefit of its Customers                      6.89%
                       Mutual Fund Administration
                       4800 Deer Lake Drive East, 2nd Fl.
                       Jacksonville, FL 32246-6484
---------------------------------------------------------------------------------------------------
 Class Y Shares        FISERV Securities, Inc.                                         20.10%
                       FAO 58861625
                       Attn: Mutual Funds
                       One Commerce Square
                       2005 Market Street, Suite 1200
                       Philadelphia, PA 19103-7084
---------------------------------------------------------------------------------------------------
                       FISERV Securities, Inc.                                         24.75%
                       FAO 58861649
                       Attn: Mutual Funds
                       One Commerce Square
                       2005 Market Street, Suite 1200
                       Philadelphia, PA 19103-7084
---------------------------------------------------------------------------------------------------
                       FISERV Securities, Inc.                                         54.32%
                       FAO 58861654
                       Attn: Mutual Funds
                       One Commerce Square
                       2005 Market Street, Suite 1200
                       Philadelphia, PA 19103-7084
---------------------------------------------------------------------------------------------------
 Pioneer Growth Shares
---------------------------------------------------------------------------------------------------
 Class B Shares        MLPFS For The Sole Benefit of its Customers                      6.85%
                       Mutual Fund Administration
                       4800 Deer Lake Drive East, 2nd Fl.
                       Jacksonville, FL 32246-6484
---------------------------------------------------------------------------------------------------
 Class C Shares        MLPFS For The Sole Benefit of its Customers                     11.53%
                       Mutual Fund Administration
                       4800 Deer Lake Drive East, 2nd Fl.
                       Jacksonville, FL 32246-6484
---------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
 Pioneer Fund/Class                  Shareholder Name and Address                  Percentage Owned
----------------------------------------------------------------------------------------------------
 Class R Shares        MLPFS For The Sole Benefit of its Customers                      51.38
                       Mutual Fund Administration
                       4800 Deer Lake Drive East, 2nd Fl.
                       Jacksonville, FL 32246-6484
----------------------------------------------------------------------------------------------------
                       Aetna Life Insurance & Annuity Co.                               13.09%
                       151 Farmington Avenue -- TN41
                       Hartford, CT 06156-0001
----------------------------------------------------------------------------------------------------
                       A T Systems Inc. 401K Plan                                        6.99%
                       Tom Donaldson ETAL
                       4257 Diplomacy Dr.
                       Columbus, OH 43228-3803
----------------------------------------------------------------------------------------------------
                       MCB Trust Services Cust. FBO                                     21.88%
                       AM-Liner Savings & Retirement
                       700 17th St., Ste 300
                       Denver, CO 80202-3531
----------------------------------------------------------------------------------------------------
 Class Y Shares        MLPFS For The Sole Benefit of its Customers                      85.13%
                       Mutual Fund Administration
                       4800 Deer Lake Drive East, 2nd Fl.
                       Jacksonville, FL 32246-6484
----------------------------------------------------------------------------------------------------
 Pioneer Mid Cap Value Fund
----------------------------------------------------------------------------------------------------
 Class B Shares        MLPFS For The Sole Benefit of its Customers                       8.80%
                       Mutual Fund Administration
                       4800 Deer Lake Drive East, 2nd Fl.
                       Jacksonville, FL 32246-6484
----------------------------------------------------------------------------------------------------
 Class C Shares        MLPFS For The Sole Benefit of its Customers                      18.39%
                       Mutual Fund Administration
                       4800 Deer Lake Drive East, 2nd Fl.
                       Jacksonville, FL 32246-6484
----------------------------------------------------------------------------------------------------
                       Citigroup Global Markets Inc.                                     9.22%
                       333 West 34th St., 7th Fl.
                       New York, NY 10001-2402
----------------------------------------------------------------------------------------------------
 Class R Shares        MCB Trust Services Cust. FBO                                     11.38%
                       United International Corp
                       700 17th St., Ste 300
                       Denver, CO 80202-3531
----------------------------------------------------------------------------------------------------
                       ING National Trust, Trustee                                      20.50%
                       Agreement and Aetna 403(b)(7)
                       Custodial Acct 3/26/97 Trustee for Thomas J. Botticelli
                       DTD 4/22/96
                       151 Farmington Avenue -- TN41
                       Hartford, CT 06156-0001
----------------------------------------------------------------------------------------------------
                       MLPFS For The Sole Benefit of its Customers                      13.61%
                       Mutual Fund Administration
                       4800 Deer Lake Drive East, 2nd Fl.
                       Jacksonville, FL 32246-6484
----------------------------------------------------------------------------------------------------
                       Aetna Life Insurance & Annuity Co.                               23.70%
                       151 Farmington Avenue -- TN41
                       Hartford, CT 06156-0001
----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
 Pioneer Fund/Class                   Shareholder Name and Address                  Percentage Owned
-----------------------------------------------------------------------------------------------------
                       MCB Trust Services Cust. FBO                                       5.52%
                       Foxcor, Inc.
                       700 17th St., Ste 300
                       Denver, CO 80202-3531
-----------------------------------------------------------------------------------------------------
 Class Y Shares        John F. Cogan Jr.                                                  8.77%
                       C/O Hale and Dorr
                       60 State street
                       Boston, MA 02109-1800
-----------------------------------------------------------------------------------------------------
                       John F. Cogan Jr. & Mary Cornille & Pamela Cogan Riddle            8.88%
                       & Gregory Cogan TTEESO/The Cogan Family Foundation
                       C/O Hale & Dorr Trust Dept.
                       60 State street
                       Boston, MA 02109-1800
-----------------------------------------------------------------------------------------------------
                       MLPFS For The Sole Benefit of its Customers                       55.07%
                       Mutual Fund Administration
                       4800 Deer Lake Drive East, 2nd Fl.
                       Jacksonville, FL 32246-6484
-----------------------------------------------------------------------------------------------------
 Pioneer Small Cap Value Fund
-----------------------------------------------------------------------------------------------------
 Class A Shares        MLPFS For The Sole Benefit of its Customers                        7.28%
                       Mutual Fund Administration
                       4800 Deer Lake Drive East, 2nd Fl.
                       Jacksonville, FL 32246-6484
-----------------------------------------------------------------------------------------------------
 Class B Shares        MLPFS For The Sole Benefit of its Customers                        9.53%
                       Mutual Fund Administration
                       4800 Deer Lake Drive East, 2nd Fl.
                       Jacksonville, FL 32246-6484
-----------------------------------------------------------------------------------------------------
 Class C Shares        MLPFS For The Sole Benefit of its Customers                       26.91%
                       Mutual Fund Administration
                       4800 Deer Lake Drive East, 2nd Fl.
                       Jacksonville, FL 32246-6484
-----------------------------------------------------------------------------------------------------
                       Citigroup Global Markets Inc.                                     10.97%
                       333 West 34th St., 7th Fl.
                       New York, NY 10001-2402
-----------------------------------------------------------------------------------------------------
 Class R Shares        MCB Trust Services Cust. FBO                                      13.45%
                       United International Corp.
                       700 17th St., Ste 300
                       Denver, CO 80202-3531
-----------------------------------------------------------------------------------------------------
                       MLPFS For The Sole Benefit of its Customers                       21.91%
                       Mutual Fund Administration
                       4800 Deer Lake Drive East, 2nd Fl.
                       Jacksonville, FL 32246-6484
-----------------------------------------------------------------------------------------------------
                       MCB Trust Services Cust. FBO                                      20.94%
                       Gerken Retirement Savings Plan
                       700 17th St., Ste 300
                       Denver, CO 80202-3531
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
 Pioneer Fund/Class                   Shareholder Name and Address                  Percentage Owned
-----------------------------------------------------------------------------------------------------
                       MCB Trust Services Cust. FBO                                       5.60%
                       Telecommunications Asset Management
                       700 17th St., Ste 300
                       Denver, CO 80202-3531
-----------------------------------------------------------------------------------------------------
                       BISYS Retirement Services FBO                                      9.10%
                       Fong & Chan Architects 401K
                       700 17th St. Ste 300
                       Denver, CO 80202-3531
-----------------------------------------------------------------------------------------------------
 Class Y Shares        FISERV Securities, Inc.                                            5.21%
                       FAO 58861649
                       Attn: Mutual Funds
                       One Commerce Square
                       2005 Market Street, Suite 1200
                       Philadelphia, PA 19103-7084
-----------------------------------------------------------------------------------------------------
                       FISERV Securities, Inc.                                            7.02%
                       FAO 58861654
                       Attn: Mutual Funds
                       One Commerce Square
                       2005 Market Street, Suite 1200
                       Philadelphia, PA 19103-7084
-----------------------------------------------------------------------------------------------------
                       John F. Cogan Jr.                                                 34.51%
                       C/O Hale and Dorr
                       60 State street
                       Boston, MA 02109-1800
-----------------------------------------------------------------------------------------------------
                       John F. Cogan Jr. & Mary Cornille & Pamela Cogan Riddle           34.83%
                       & Gregory Cogan TTEESO/The Cogan Family Foundation
                       C/O Hale & Dorr Trust Dept.
                       P.O. Box 1711
                       Boston, MA 02109-1800
-----------------------------------------------------------------------------------------------------
                       John F. Cogan and William Schmidt                                 13.93%
                       TTEESO/The John F. Cogan Jr. Family Trust
                       C/O Hale & Dorr Trust Dept.
                       P.O. Box 1711
                       Boston, MA 02109-1800
-----------------------------------------------------------------------------------------------------
 Pioneer Value Fund
-----------------------------------------------------------------------------------------------------
 Class A Shares        Nuernberger Lebensversicherung                                     5.27%
                       AGKA-Controlling
                       Ostendstr. 100
                       D-90334 Nuernberg, Mittelfr, Germany
-----------------------------------------------------------------------------------------------------
                       PFPC                                                              20.94%
                       FBO Primerica Shareholder Services
                       211 S. Gulf Road
                       King of Prussia, PA 19406
-----------------------------------------------------------------------------------------------------
 Class R Shares        Pioneer Funds Distributor Inc.                                     6.66%
                       Attn: Carrie Cuscia
                       60 State Street
                       Boston, MA 02109-1800
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
 Pioneer Fund/Class                   Shareholder Name and Address                  Percentage Owned
-----------------------------------------------------------------------------------------------------
                       Athletic Clubs International 401(k) Profit Sharing Plan            92.13%
                       Francis Cassidy, et al
                       2729 St. Marys Road
                       Ardmore, PA 19003-2026
-----------------------------------------------------------------------------------------------------
 Class Y Shares        John F. Cogan Jr.                                                  19.58%
                       C/O Hale and Dorr
                       60 State street
                       Boston, MA 02109-1800
-----------------------------------------------------------------------------------------------------
                       FISERV Securities, Inc.                                             6.25%
                       FAO 58861625
                       Attn: Mutual Funds
                       One Commerce Square
                       2005 Market Street, Suite 1200
                       Philadelphia, PA 19103-7084
-----------------------------------------------------------------------------------------------------
                       FISERV Securities, Inc.                                            10.25%
                       FAO 58861649
                       Attn: Mutual Funds
                       One Commerce Square
                       2005 Market Street, Suite 1200
                       Philadelphia, PA 19103-7084
-----------------------------------------------------------------------------------------------------
                       FISERV Securities, Inc.                                            18.73%
                       FAO 58861654
                       Attn: Mutual Funds
                       One Commerce Square
                       2005 Market Street, Suite 1200
                       Philadelphia, PA 19103-7084
-----------------------------------------------------------------------------------------------------
                       John F. Cogan Jr. & Mary Cornille & Pamela Cogan Riddle            33.65%
                       & Gregory Cogan TTEESO/The Cogan Family Foundation
                       C/O Hale & Dorr Trust Dept.
                       60 State street
                       Boston, MA 02109-1800
-----------------------------------------------------------------------------------------------------
                       John F. Cogan and William Schmidt                                   8.38%
                       TTEESO/The John F. Cogan Jr. Family Trust
                       C/O Hale & Dorr Trust Dept.
                       60 State street
                       Boston, MA 02109-1800
-----------------------------------------------------------------------------------------------------



     As of December 31, 2003, the trustees and officers of each Pioneer Fund owned less than 1% of the outstanding shares of each Pioneer Fund.

                                     EXPERTS

Safeco Funds


     The financial statements and financial highlights of each Safeco Fund incorporated by reference in the respective Safeco Trust's Annual Report for the most recent fiscal year end have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon incorporated by reference into this registration statement. Such financial statements and financial highlights are incorporated herein by reference in reliance on such reports given on the authority of such firm as experts in accounting and auditing.


Pioneer Funds


     The financial statements and financial highlights of each Pioneer Fund incorporated by reference in the respective Pioneer Fund's Annual Report for the most recent fiscal year end (except in the case of Pioneer Value Fund, in which case the Annual Report incorporated by reference is for the fiscal year ended September 30, 2003) have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon incorporated by reference into this registration statement. Such financial statements and financial highlights are incorporated herein by reference in reliance on such reports given the authority of such firm as experts in accounting and auditing.


                              AVAILABLE INFORMATION


     The Safeco Funds and the Pioneer Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act and file reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Funds can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C. Copies of these materials can also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

        Exhibit A-1 -- Form of Agreement and Plan of Reorganization (C/D
                                Reorganizations)

                               [INSERT RIDER A-1]

 Exhibit A-2 -- Form of Agreement and Plan of Reorganization (F Reorganization)

                               [INSERT RIDER A-2]

                 Exhibit B -- Form of Interim Advisory Agreement


     AGREEMENT dated as of August 2, 2004, between Pioneer Investment Management, Inc. ("Pioneer"), a Delaware corporation and a member of the UniCreditio Italiano Banking Group, Register of Banking Groups, and [SAFECO TRUST], a Delaware statutory trust (the "Trust"), on behalf of its series [SAFECO FUNDS] (the "Fund").


     Whereas, Safeco Asset Management Company has acted as investment adviser to the Fund pursuant to an Investment Advisory Agreement dated (the "Prior Agreement").


     Whereas, the Prior Agreement has been approved by the Board of Trustees of the Trust and the shareholders of the Fund.

     Whereas, the Prior Agreement is being terminated as a result of assignment.

     Whereas, the Board of Trustees has determined to appoint Pioneer as investment adviser to the Fund.

     Whereas, this Agreement is being entered into in reliance upon Rule 15a-4 under the Investment Company Act of 1940, as amended (the "Investment Company Act").

     Now therefore the Trust and Pioneer agree as follow:

     Section 1. The Trust appoints Pioneer as investment adviser of the Funds for the period and on the terms set forth herein. Pioneer accepts such appointment.

     Section 2. Pioneer and the Trust, on behalf of the Fund, hereby agree that the provisions of the Prior Agreement (other than as to the term of the Prior Agreement, the identity of the Adviser and the use of the "Safeco" name) are incorporated herein by reference and made a part hereof as if references to the Adviser were to Pioneer. Without limiting the forgoing, Pioneer shall be entitled to the fee for its services provided for in the Prior Agreement from (but exclusive of) the date hereof until the termination of this Agreement, except as provided in Section 3 below.

     Section 3. In the event that this Agreement is not approved by a majority of the Trust's outstanding voting securities (as such term is used in the Investment Company Act), Pioneer shall be entitled to a fee equal to the cost to Pioneer of performing its services under this Agreement in lieu of the fee provided for in Section 2. For purposes of this Agreement, Pioneer's costs in providing the services under this Agreement shall be equal to the pro rata portion of Pioneer's expenses for the term of this Agreement attributable to its investment company advisory business, calculated as follows: Pioneer cost in providing investment advisory services to its investment companies of the same type (i.e., domestic equity, international, fixed income, money market) multiplied by a fraction the numerator of which shall be the average daily net assets of the Fund during the term of this Agreement and the denominator of which shall be the average month end net assets under Pioneer's management of all of its investment company clients.

     Section 4. The compensation earned by Pioneer under Section 2 of this Agreement shall be held in an interest bearing escrow account with the Fund's custodian. If a majority of the outstanding voting securities approves this Agreement prior to the end of its term, the amount in the escrow account (including any interest earned) shall be paid to Pioneer. If a majority of the outstanding voting securities do not approve this Agreement prior to the end of its term, Pioneer shall be entitled to be paid, out of the escrow account the lesser of (i) the amount in the escrow account (including any interest earned on that amount while in escrow) and (ii) the fee provided for in Section 3 (plus any interest on that amount while in escrow), with any remaining amount in the escrow account being returned to the Fund.

     Section 5. This Agreement shall become effective on August 2, 2004. Unless terminated as provided below, this Agreement shall remain in full force and effect until the earliest of (i) the closing of the reorganization of the Fund into [name of Pioneer Fund], (ii) approval of a Management Contract between the Fund and Pioneer and (iii) a date that is the later of 150 days after the date of the termination of the Prior Agreement or such later date as may be consistent with a rule or interpretive position (formal or informal) of the staff of the Securities and Exchange Commission. This Agreement may be terminated at any time without payment of penalty by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund. Pioneer may terminate this Agreement at any time without payment of any penalty on not less than 60 days written notice to the Fund. This Agreement shall automatically terminate upon its assignment as defined in the Investment Company Act.

     In witness whereof, the parties hereto have executed this Agreement as the 2nd day of August 2004.


                                        [SAFECO TRUST]



                                        By: ____________________________________


                                        Its: ___________________________________



                                        PIONEER INVESTMENT MANAGEMENT, INC.


                                        By: ____________________________________



                                        Its: ___________________________________

            Exhibit C -- Additional Information Pertaining to Pioneer


PORTFOLIO TRANSACTION POLICIES

     All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by Pioneer pursuant to authority contained in the fund's management contract. Pioneer seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

     Pioneer may select broker-dealers that provide brokerage and/or research services to a fund and/or other investment companies or other accounts managed by Pioneer. In addition, consistent with Section 28(e) of the Exchange Act, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of a fund and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

     The research received from broker-dealers may be useful to Pioneer in rendering investment management services to any of the funds as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to any of the funds. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to any of the funds. The receipt of such research has not reduced Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

     In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of a fund as well as shares of other investment companies managed by Pioneer. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the fund.

     None of the funds used any brokers affiliated with Pioneer during its most recently completed fiscal year in connection with its portfolio transactions.

SIMILAR FUNDS


     Pioneer serves as the investment adviser to each fund in the Pioneer Family of Funds. The following table identifies other funds in the Pioneer Family of Funds that have similar investment objectives to the Funds described in this Proxy Statement/Prospectus and provides other information regarding the similar funds.



-----------------------------------------------------------------------------------------------------------------
                                      Net assets of Fund                        Management fee rate
              Fund                (as of September 30, 2004)       (as a percentage of average daily net assets)
-----------------------------------------------------------------------------------------------------------------
 Pioneer Balanced Fund                   $ 44,418,013         0.65% of the Funds average net assets up to $1
                                                              billion, 0.60% of the next $4 billion; and 0.55% of
                                                              the excess over $5 billion.
-----------------------------------------------------------------------------------------------------------------
 Pioneer Emerging Markets Fund           $268,254,326         1.15%
-----------------------------------------------------------------------------------------------------------------
 Pioneer Equity Income Fund              $874,304,393         0.60 of the funds average net assets up to $10
                                                              billion and 0.575% on the assets over $10 billion.
-----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                           Net assets of Fund                        Management fee rate
                 Fund                  (as of September 30, 2004)       (as a percentage of average daily net assets)
----------------------------------------------------------------------------------------------------------------------
 Pioneer Europe Fund                         $  171,301,516        1.00% of the Funds average net assets up to $300
                                                                   million, 0.85% of the next $200 million and 0.75%
                                                                   of the excess over $500 million.
----------------------------------------------------------------------------------------------------------------------
 Pioneer Europe Select Fund                  $    6,725,644        1.00% of the Funds average net assets up to $300
                                                                   million, 0.85% of the next $200 million and 0.75%
                                                                   of the excess over $500 million.
----------------------------------------------------------------------------------------------------------------------
 Pioneer Fund                                $6,131,707,342        0.60% +/- 10% depending on performance vs. S&P
                                                                   500 Index.
----------------------------------------------------------------------------------------------------------------------
 Pioneer Growth Shares                       $  663,767,737        0.70% of the Funds average net assets up to $500
                                                                   million, 0.65% of the next $500 million and 0.625%
                                                                   of the excess over $1 billion.
                                                                   +/- 10% depending on performance vs. Russell 1000
                                                                   Index.
----------------------------------------------------------------------------------------------------------------------
 Pioneer International Equity Fund           $   36,478,202        1.00% of the Funds average net assets up to $300
                                                                   million, 0.85% of the next $200 million and 0.75%
                                                                   of the excess over $500 million.
----------------------------------------------------------------------------------------------------------------------
 Pioneer International Value Fund            $  130,773,125        1.00% of the Funds average net assets up to $300
                                                                   million, 0.85% of the next $200 million and 0.75%
                                                                   of the excess over $500 million.
----------------------------------------------------------------------------------------------------------------------
 Pioneer Large Cap Growth Fund               $    1,694,987        0.75%
----------------------------------------------------------------------------------------------------------------------
 Pioneer Mid Cap Growth Fund                 $  559,334,106        0.625% +/- .20% depending on performance vs. S&P
                                                                   Mid Cap 400 Index.
----------------------------------------------------------------------------------------------------------------------
 Pioneer Mid Cap Value Fund                  $1,842,494,003        0.70% of the Funds average net assets up to $500
                                                                   million, 0.65% of the next $500 million and 0.625%
                                                                   of the excess over $1 billion.
                                                                   +/- .10% depending on performance vs. Russell Mid
                                                                   Cap Value Index.
----------------------------------------------------------------------------------------------------------------------
 Pioneer Oak Ridge Large Cap                 $   39,073,966        0.75% of the next $1 billion and 0.70% of the
 Growth Fund                                                       excess over $1 billion.
----------------------------------------------------------------------------------------------------------------------
 Pioneer Oak Ridge Small Cap                 $   47,438,259        0.85% of the next $1 billion and 0.80% of the
 Growth Fund                                                       excess over $1 billion.
----------------------------------------------------------------------------------------------------------------------
 Pioneer Papp America-Pacific                $   20,219,066        0.75% of the next $1 billion and 0.70% of the
 Rim Fund                                                          excess over $1 billion.
----------------------------------------------------------------------------------------------------------------------
 Pioneer Papp Small and Mid Cap              $   40,835,919        0.85% of the next $1 billion and 0.80% of the
 Growth Fund                                                       excess over $1 billion.
----------------------------------------------------------------------------------------------------------------------
 Pioneer Papp Stock Fund                     $   43,972,353        0.75% of the next $1 billion and 0.70% of the
                                                                   excess over $1 billion.
----------------------------------------------------------------------------------------------------------------------
 Pioneer Papp Strategic Growth Fund          $   43,117,493        0.75% of the next $1 billion and 0.70% of the
                                                                   excess over $1 billion.
----------------------------------------------------------------------------------------------------------------------
 Pioneer Research Fund                       $   18,315,138        0.75% of the next $1 billion and 0.70% of the
                                                                   excess over $1 billion.
----------------------------------------------------------------------------------------------------------------------
 Pioneer Select Equity Fund                  $      496,845        0.75%
----------------------------------------------------------------------------------------------------------------------
 Pioneer Small Cap Value Fund                $  517,033,022        0.85%
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                            Net assets of Fund                     Management fee rate
                 Fund                   (as of September 30, 2004)    (as a percentage of average daily net assets)
--------------------------------------------------------------------------------------------------------------------
 Pioneer Small Company Fund                   $  186,036,475        0.85%
--------------------------------------------------------------------------------------------------------------------
 Pioneer Value Fund                           $3,788,405,005        0.60% +/- .10% depending on performance vs.
                                                                    Lipper Growth and Income Fund Index.
--------------------------------------------------------------------------------------------------------------------
 Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------------------------------------------
 Pioneer Balanced VCT Portfolio               $   44,699,291        0.65%
--------------------------------------------------------------------------------------------------------------------
 Pioneer Equity Income VCT Portfolio          $  874,304,393        0.65%
--------------------------------------------------------------------------------------------------------------------
 Pioneer Emerging Markets VCT                 $   33,358,556        1.15%
 Portfolio
--------------------------------------------------------------------------------------------------------------------
 Pioneer Europe VCT Portfolio                 $   14,946,105        1.00%
--------------------------------------------------------------------------------------------------------------------
 Pioneer Fund VCT Portfolio                   $  265,027,924        0.65%
--------------------------------------------------------------------------------------------------------------------
 Pioneer Growth Shares VCT Portfolio          $   36,316,518        0.70%
--------------------------------------------------------------------------------------------------------------------
 Pioneer International Value VCT              $   23,107,772        1.00%
 Portfolio
--------------------------------------------------------------------------------------------------------------------
 Pioneer Mid Cap Value VCT Portfolio          $  660,212,326        0.65%
--------------------------------------------------------------------------------------------------------------------
 Pioneer Oak Ridge Large Cap                  $    2,528,521        0.75% of the next $1 billion and 0.70% of the
 Growth VCT Portfolio                                               excess over $1 billion.
--------------------------------------------------------------------------------------------------------------------
 Pioneer Papp America-Pacific Rim             $      909,585        0.75% of the next $1 billion and 0.70% of the
 VCT Portfolio                                                      excess over $1 billion.
--------------------------------------------------------------------------------------------------------------------
 Pioneer Papp Small and Mid Cap               $    1,525,336        0.75% of the next $1 billion and 0.70% of the
 Growth VCT Portfolio                                               excess over $1 billion.
--------------------------------------------------------------------------------------------------------------------
 Pioneer Small Cap Value VCT                  $   22,800,093        0.75%
 Portfolio
--------------------------------------------------------------------------------------------------------------------
 Pioneer Small Company VCT                    $   12,241,934        0.75%
 Portfolio
--------------------------------------------------------------------------------------------------------------------
 Pioneer Value VCT Portfolio                  $    7,738,878        0.75%
--------------------------------------------------------------------------------------------------------------------

           Exhibit D -- Portfolio Manager's Discussion of Performance

Report From the Fund Managers
Safeco Balanced Fund
As of June 30, 2004

How did the Fund perform?

     The Safeco Balanced Fund underperformed its benchmark -- a 60/40 mix of the Russell 1000 Value and Lehman Aggregate Bond indices, for the six-month period ending June 30, 2004.

What factors impacted the Fund's performance?

     The two dominant factors effecting performance over the past six months were the rise in interest rates in the second quarter, and the dramatic outperformance of smaller, lower-quality stocks in the first quarter. Higher interest rates caused a decline in fixed-income assets over the past three months, resulting in an essentially flat bond market over the six-month period.

     Rising interest rates also had a negative impact on financial stocks, our largest equity sector. Asset allocation had a favorable impact, as 64.9% of the assets were invested in equities, which had a somewhat higher return than fixed income assets year-to-date. This allocation is toward the upper end of our allowable range of 50% to 70% equity exposure. Year-to-date both stocks and bonds lagged their respective indices. Most of the underperformance in equities occurred early in the year, when lower quality stocks performed exceptionally well.

     For the year-to-date, the Fund's best-performing sector was energy, which returned around 10%. Performance here was led by Conoco-Philips, up nearly 20%, and British Petroleum, up around 10%. This sector was up primarily due to the rise in oil prices, and the resulting improved outlook for earnings. Consumer discretionary stocks were our next best group, returning around 8%. Materials and consumer staples were our third and fourth best-performing sectors.

     On the negative side, our worst sectors were technology and health care, both of which declined by around 2%. Technology was hurt primarily by a large decline in both Nokia and Texas Instruments. Nokia has been losing market share in the cell phone market, and Texas Instruments is one of their suppliers. Finance stocks, the largest sector in both our index and the Fund, were held back by the negative impact that rising interest rates are expected to have on earnings. This essentially led to flat performance for the six-month period.

     The bond portion of the Fund benefited from a relatively short duration of
4.48 compared to the 4.7 duration of the Lehman Aggregate Index. This is because longer duration bonds declined more than shorter ones after rates began rising. The Fund also benefited from being underweight in Treasury securities, as Treasuries were the worst-performing sector of the bond market for the six-month period.

     We were hurt in the fixed-income portion of the portfolio by being underweight in mortgages, which were the bond market's best-performing sector. Being overweight in corporate debt also negatively impacted performance, even though we were mostly overweight in A-rated bonds, which performed better than lower-quality bonds.

What changes did you make to the Fund and why?

     During the past six months, we made several changes to the equity portion of the Fund. As always, the changes were designed to own the stocks we find most attractive and to adjust sector weightings to what we believe are appropriate levels.

     Stocks added to the portfolio included PMI Group, Weyerhaeuser, and Polaris Industries. PMI Group, a mortgage insurer, was added because it's a rarity among financial stocks in that rising rates should actually help earnings as the pace of refinancing slows. Weyerhaeuser, a stock we have wanted to own for some time in order to gain exposure to forest products, finally reached what we believe to be an attractive valuation. Polaris Industries is a maker of all-terrain vehicles, a market we expect will continue to experience good growth, especially as the economy improves and the outlook for jobs gets better. We also initiated positions in Allstate Insurance, Coca Cola and Illinois Tool Works, all of which we believe were selling at attractive valuations.

     We eliminated holdings of Disney, which rose after receiving an unsolicited takeover offer. We also sold Eli Lilly, Anheuser-Busch and Hubbell based on valuation, as they had appreciated to levels that were very near our target prices.

     We reduced our position in the finance sector, mainly to reduce our exposure during what we expect to be a period of rising interest rates. We are currently marginally underweight in finance relative to the Russell 1000 value Index. We also reduced our exposure to producer durables due to these stocks having performed very well. We do however remain overweighted in this sector by just over 2% as we expect these stocks to continue to perform well as the economy improves. We are overweight in the materials sector for the same reason, and have added to our position in this sector, primarily by buying Weyerhaeuser as discussed earlier. We also added to our exposure to what Russell calls "other" (primarily includes multi-industry companies, such as GE), as this sector went from 1.6% to 6.6% of the index at the June re-configuration.

     In the fixed income portion of the Fund, over the past six months we increased our holdings in corporate debt, where we are overweight. We also added to our holdings in government debt, while decreasing the portion of the assets invested in mortgages. We also reduced the duration of the bonds, and currently have a lower duration than the index.

Rex Bentley, CFA -- Portfolio Manager/Equity Analyst
Lynette Sagvold, CFA -- Portfolio Manager/Equity Analyst
Lesley Fox -- Portfolio Manager
Gregory Card, CFA -- Portfolio Manager
Tim Hokari -- Portfolio Manager
Nancy McFadden, CFA -- Portfolio Manager

Performance Overview & Highlights
Safeco Balanced Fund
(Unaudited)

INVESTOR CLASS



--------------------------------------------------------------------------------------------------
Average Annual Total Return                                                              Since
for the periods ended June 30, 2004        Six Month*      1 Year        5 Year       Inception**
--------------------------------------------------------------------------------------------------
 Safeco Balanced Fund                          1.05%         9.97%         1.78%     6.28%
 60% Russell 1000 Value/40%
 Lehman Brothers Aggregate Bond Index          2.42%        12.81%         3.90%     8.90%
 S&P 500 Index                                 3.46%        19.13%        (2.20)%    8.90%
 Lipper, Inc. (Balanced Funds)                 1.79%        11.65%         1.67%     N/A

*    Not annualized.
**   Graph and average annual return comparison begins January 31, 1996, inception date of the Fund. Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
--------------------------------------------------------------------------------------------------


[Plot Points To Come for Line Chart]


The performance graph compares a hypothetical $10,000 investment in the Investor Class to a hypothetical investment in a relevant market index. The index is unmanaged and includes no operating expenses or transaction costs. Past performance is not predictive of future results. Principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.



                                            Percent of
TOP FIVE INDUSTRIES (Common Stocks)         Net Assets
------------------------------------------------------
Diversified Banks                               7.6%
Integrated Oil & Gas                            6.7
Integrated Telecommunications Services          3.9
Multi-Line Insurance                            3.8
Electric Utilities                              2.3



                                                                    Percent of
TOP TEN COMMON STOCK HOLDINGS                                       Net Assets
------------------------------------------------------------------------------
ChevronTexaco Corp. (Integrated Oil & Gas)                              2.3%
Exxon Mobil Corp. (Integrated Oil & Gas)                                2.3
Citigroup, Inc. (Other Diversified Financial Services)                  2.2
U.S. Bancorp (Diversified Banks)                                        1.8
Hartford Financial Services Group, Inc. (Multi-Line Insurance)          1.7
General Electric Co. (Industrial Conglomerates)                         1.6
Wells Fargo & Co. (Diversified Banks)                                   1.5
Bank of America Corp. (Diversified Banks)                               1.4
Kimberly-Clark Corp. (Household Products)                               1.3
American International Group, Inc. (Multi-Line Insurance)               1.3



TOP FIVE PURCHASES (Common Stocks)
For the Period Ended June 30, 2004      Cost (000's)
----------------------------------------------------
MBNA Corp.                                  $210
Mellon Financial Corp.                       172
Air Products and Chemicals, Inc.             168
Allstate Corp.                               157
General Electric Co.                         144



TOP FIVE SALES (Common Stocks)                   Proceeds
For the Period Ended June 30, 2004               (000's)
---------------------------------------------------------
Travelers Property Casualty Corp. (Class B)        $172
Kroger Co.                                          133
American Express Co.                                131
United Parcel Service, Inc. (Class B)               129
Costco Wholesale Corp.                              117



WEIGHTINGS AS A PERCENT OF NET ASSETS
--------------------------------------------------------------------------------


[DATA BELOW IS REPRESENTED BY A PIE CHART IN THE ORIGINAL REPORT]

Large - Common Stocks:                  62.3%
($4 Bil. and above)
Medium - Common Stocks:                  2.1%
($1.5 Bil. - $4 Bil.)
Small - Common Stocks:                   0.7%
(Less than $1.5 Bil.)
Corporate Bonds:                        10.2%
Asset Backed Securities:                 0.5%
Collateralized Mortgage Obligations:     1.4%
U.S. Government Agency -
Mortgage Backed Securities:              7.6%
U.S. Government & Agency Obligations:   12.0%
Municipal Bonds:                         0.4%
Cash & Other:                            2.8%

Report From the Fund Managers
Safeco Core Equity Fund
As of June 30, 2004

How did the Fund perform?

     The Safeco Core Equity Fund underperformed its benchmark Index, the S&P 500, for the six-month period ending June 30, 2004.

What factors impacted the Fund's performance?

     Trends that hurt the Fund in the fourth quarter of 2003 continued. Cyclical stocks, companies without earnings, and lower-quality companies continued to perform better than the stocks in the Fund's benchmark.

     During the first half of this year, virtually every sector had stocks that performed well. Some of these stocks, such as Ball Corp., Illinois Tool Works and Leggett & Platt performed well as the economy strengthened. Others like Hartford Financial and Schlumberger performed well because trends in the insurance and energy industries remained positive. Finally, others like Estee Lauder, Harley Davidson and PepsiCo are simply solid companies that continue to do well.

     The Fund had several poor performing stocks in the first half, including some in the health care sector. In this sector, patent expirations (Abbott), legal issues (Wyeth) and concerns regarding future growth rates (Amgen) weighed on the stocks. The technology sector had several losers. Nokia is suffering from newer entrants and its own product cycle. Texas Instruments and Applied Materials remain volatile due to concerns regarding the strength and length of the cycle in their end markets.

What changes did you make to the Fund and why?

     Diversification is increasing -- we added two utilities stocks. The largest position sizes are decreasing: positions over 3% at year-end 2003 are down to zero at mid-year. The percentage of the funds in its top-10 holdings is decreasing (28.2% at year-end 2003 versus 24% now) and the average market capitalization is decreasing, achieved by reducing positions in Citigroup and Pfizer. The intent of these moves is to improve the relative performance of the Fund.

     At the same time we were undertaking the activities outlined above, we continued to look for the correct buy and hold stocks for the Fund. This included such moves as adding to existing positions in Illinois Tool Works and Cardinal Health and initiating new positions, such as in SunGard Data Systems and Best Buy.

     We eliminated our position in Altria when it reached our price objective, as well as our position in PeopleSoft, because we found a better alternative.

Rich Meagley, CFA -- Portfolio Manager/Equity Analyst
Darcy MacLaren, CFA -- Portfolio Manager

Performance Overview & Highlights
Safeco Core Equity Fund
(Unaudited)

INVESTOR CLASS



---------------------------------------------------------------------------------------------------
Average Annual Total Return                                                               Since
for the periods ended June 30, 2004       Six Month*       1 Year         5 Year       Inception**
---------------------------------------------------------------------------------------------------
 Safeco Core Equity Fund                      1.76%         14.16%         (5.70)%         7.99%
 S&P 500 Index                                3.46%         19.13%         (2.20)%        11.82%
 Lipper, Inc. (Large-Cap Core Funds)          2.03%         16.13%         (3.17)%         9.79%

*    Not annualized.
Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
---------------------------------------------------------------------------------------------------


[Plot Points To Come for Line Chart]


The performance graph compares a hypothetical $10,000 investment in the Investor Class to a hypothetical investment in a relevant market index. The index is unmanaged and includes no operating expenses or transaction costs. Past performance is not predictive of future results. Principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.



TOP FIVE INDUSTRIES       Percent of
(Common Stocks)           Net Assets
------------------------------------
Pharmaceuticals               8.7%
Diversified Banks             4.9
Integrated Oil & Gas          4.3
Industrial Machinery          4.2
Multi-Line Insurance          3.3



                                               Percent of
TOP TEN COMMON STOCK HOLDINGS                  Net Assets
---------------------------------------------------------
General Electric Co.                               2.8%
  (Industrial Conglomerates)
Microsoft Corp.                                    2.7
  (Systems Software)
Citigroup, Inc.                                    2.5
  (Other Diversified Financial Services)
Pfizer, Inc.                                       2.5
  (Pharmaceuticals)
Wells Fargo & Co.                                  2.4
  (Diversified Banks)
Exxon Mobil Corp.                                  2.4
  (Integrated Oil & Gas)
United Technologies Corp.                          2.3
  (Aerospace & Defense)
American International Group, Inc.                 2.2
  (Multi-Line Insurance)
Cisco Systems, Inc.                                2.1
  (Communication Equipment)
Procter & Gamble Co.                               2.1
  (Household Products)



TOP FIVE PURCHASES                       Cost
For the Period Ended June 30, 2004      (000's)
-----------------------------------------------
SunGard Data Systems, Inc.             $7,637
Apache Corp.                            7,522
Ball Corp.                              7,448
FirstEnergy Corp.                       7,125
Exelon Corp.                            6,711



TOP FIVE SALES                          Proceeds
For the Period Ended June 30, 2004      (000's)
------------------------------------------------
American International Group, Inc.     $8,284
Pfizer, Inc.                            8,091
PepsiCo, Inc.                           7,374
Citigroup, Inc.                         6,750
Oracle Corp.                            6,412



WEIGHTINGS AS A PERCENT OF NET ASSETS
--------------------------------------------------------------------------------


[DATA BELOW IS REPRESENTED BY A PIE CHART IN THE ORIGINAL REPORT]

Large - Common Stocks:                  97.8%
($4 Bil. and above)
Medium - Common Stocks:                  0.8%
($1.5 Bil. - $4 Bil.)
Cash & Other:                            1.4%

Report From the Fund Managers
Safeco Growth Opportunities Fund
As of June 30, 2004

How did the Fund perform?

     The Safeco Growth Opportunities Fund outperformed its benchmark index, the Russell 2000 Index[RegTM], for the six-month period ending June 30, 2004.

What factors impacted the Fund's performance?

     The biggest factor affecting the Fund's strong performance has been from stock selection. We have many stable, liquid and less volatile small-cap holdings. Our view continues to be that earnings growth comparisons for many companies will moderate as the economy continues to recover, thus we have positioned the portfolio toward companies with sustainable growth in earnings.

     Some of the Fund's outperformance was a result of 46% of the Fund having a market capitalization of greater than $1 billion currently. This is the segment of the market-cap spectrum that we added to during late 2003. Year-to date, the Russell 2000 Index[RegTM] sectors that contributed the most were producer durables, consumer discretionary and healthcare -- all overweighted sectors in the Fund. Our underweight in technology helped as well.

What changes did you make to the Fund and why?

     The turnover in the Fund remains quite low for a small-cap fund, as compared to the turnover of other funds of its type. What this symbolizes is a management team with a long-term view of the investments made in the portfolio.

     We continue to upgrade the quality of the portfolio to more stable, more liquid and thereby less volatile stocks. We seek high quality companies that have consistent growth in profits, strong return on investor capital (or increasing), an ability to fund growth internally, and a seasoned management team.

Jeffrey Schwartz, CFA -- Portfolio Manager/Equity Analyst
Bill Whitlow, CFA -- Portfolio Manager/Equity Analyst

Performance Overview & Highlights
Safeco Growth Opportunities Fund
(Unaudited)

INVESTOR CLASS



---------------------------------------------------------------------------------------------
Average Annual Total Return
for the periods ended June 30, 2004       Six Month*       1 Year       5 Year       10 Year
---------------------------------------------------------------------------------------------
 Safeco Growth Opportunities Fund             8.40%         32.82%        4.75%        11.92%
 Russell 2000 Index                           6.76%         33.37%        6.63%        10.93%
 Lipper, Inc. (Small-Cap Core Funds)          7.14%         33.47%       10.61%        12.54%

*    Not annualized.
Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
---------------------------------------------------------------------------------------------


[Plot Points To Come for Line Chart]


The performance graph compares a hypothetical $10,000 investment in the Investor Class to a hypothetical investment in a relevant market index. The index is unmanaged and includes no operating expenses or transaction costs. Past performance is not predictive of future results. Principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.



                                Percent of
TOP FIVE INDUSTRIES             Net Assets
------------------------------------------
Specialty Stores                    5.6%
Thrifts & Mortgage Finance          5.2
Homebuilding                        4.1
Casinos & Gaming                    4.0
Health Care Services                3.9



                                              Percent of
TOP TEN COMMON STOCK HOLDINGS                 Net Assets
--------------------------------------------------------
MICROS Systems, Inc.                              2.9%
  (Application Software)
Nu Skin Enterprises, Inc. (Class A)               2.6
  (Personal Products)
PolyMedica Corp.                                  2.6
  (Health Care Supplies)
Rent-A-Center, Inc.                               2.6
  (Specialty Stores)
Iron Mountain, Inc.                               2.5
  (Data Processing & Outsourced Services)
Websense, Inc.                                    2.5
  (Internet Software & Services)
American Healthways, Inc.                         2.4
  (Health Care Services)
Station Casinos, Inc.                             2.3
  (Casinos & Gaming)
Textronix, Inc.                                   2.1
  (Electronic Equipment Manufacturers)
W Holding Co., Inc.                               2.1
  (Thrifts & Mortgage Finance)



TOP FIVE PURCHASES                       Cost
For the Period Ended June 30, 2004      (000's)
-----------------------------------------------
Florida Rock Industries, Inc.          $9,506
Scientific Games Corp.                  8,266
Timberland Co. (Class A)                8,074
W Holding Co., Inc.                     7,938
Scotts Co. (Class A)                    5,966



TOP FIVE SALES                             Cost
For the Period Ended June 30, 2004        (000's)
-------------------------------------------------
Conceptus, Inc.                          $9,279
NCO Group, Inc.                           9,264
Nastech Pharmaceutical Co., Inc.          7,681
Matria Healthcare, Inc.                   6,791
iShare Russell 2000 Value Index Fund      6,615



WEIGHTINGS AS A PERCENT OF NET ASSETS
--------------------------------------------------------------------------------


[DATA BELOW IS REPRESENTED BY A PIE CHART IN THE ORIGINAL REPORT]

Small - Common Stocks:                  52.5%
(Less than $1.5 Bil.)
Indexed Securities:                      6.4%
Warrants:                                0.4%
Cash & Other:                            2.4%
Large - Common Stocks:                   3.1%
($4 Bil. and above)
Medium - Common Stocks:                 35.2%
($1.5 Bil. - $4 Bil.)

Report From the Fund Manager
Safeco International Stock Fund
As of June 30, 2004

How did the Fund perform?

     The Safeco International Fund underperformed its benchmark index, the MSCI EAFE Net Index, for the six-month period ending June 30, 2004.

What factors impacted the Fund's performance?

     Against a backdrop of improved economic conditions, global equity markets posted moderate gains in most instances for the first six months of 2004. However, concern about the future sustainability of the economic improvement, peaking of the corporate profit cycle, rising interest rates, persistent geopolitical strains and the ascent in the crude oil price counteracted some of the gains in stocks.

     The American and Japanese economies -- the world's largest and second largest -- and China, produced much of the economic vigor. These economies also provided the tonic for the rest of the world that buoyed corporate earnings' prospects and underpinned the equity markets' advance.

     Performance of the Fund was mixed over the first half of the year. Some of the factors that weighed on performance during 2003 persisted while others dissipated. Smaller companies continued to outperform their larger peers during the first half of 2004. This continues to negatively impact the Fund as our focus is large-cap companies.

     However, encouragingly, we have begun to see a broadening out of performance in the markets. Many of the low quality, "recovery play" stocks which led the markets last year have begun to lag and high quality companies which generate consistent earnings growth have begun to come back into favor.

     Lastly, the Fund was held back somewhat by its underexposure to the strongly performing Japanese market, however, as evidenced by the Fund's increased weighting in Japan and greater Asia, we are encouraged by developments in the region.

What changes did you make to the Fund and why?

     There was considerable activity in the Fund during the first half of the year, with much of the activity occurring in the Asia region. The Fund's exposure to a particular country or sector is strictly a residual of the stock selection process; however we have identified a number of attractive investment opportunities in Japan and Asia in general.

     Several Japanese financial services companies were added to the Fund including, Sumitomo Mitsui Financial Group NPV, Millea Holdings Incorporated NPV and Mitsui Sumitomo Insurance Company. The recovery in the Japanese economy continues to gain momentum and, more importantly the underlying causes appear to be more structural rather than cyclical and therefore more sustainable. Financial services companies should be among the beneficiaries of this recovery.

     Similarly Hong Kong banking group Hang Seng Bank was added to the fund. Hang Seng Bank is one of the largest financial services companies in Hong Kong and is well placed to benefit from the recovery in the Hong Kong economy as well as the strong growth in mainland China where it is the largest foreign investor in any Chinese bank.

     During the second quarter, Japan Tobacco and Taiwan Semiconductor (TSMC) were added to the Fund. Japan Tobacco is the dominate tobacco company in Japan and owns the international rights to three of the top six global cigarette brands. There is potential for re-rating of the stock as management pursues a number of restructuring initiatives. TSMC is a global leader in the design and manufacture of integrated circuit chips. The company is well positioned to benefit from the growth in outsourcing of chip manufacturing yet trades on an attractive multiple relative to its peers and historical growth record.

     Positions disposed of during the period include Lloyds TSB, Shell T&T and China Life. Shell's announcement that it has overstated proven reserves by 20% raised a credibility issue about the management and we felt better opportunities were available elsewhere. We participated in the IPO of China Life in December of 2003. Shares in the company soared shortly thereafter making the stock look expensive in our view.

     Although Lloyds TSB is the highest yielding of the U.K. banks, we had concerns regarding the sustainability of the dividend given the potential need for capital support for its insurance subsidiary, Scottish Widows. Further, we believe that other financial companies, in particular Royal Bank of Scotland and BNP Paribas (also purchased during the period) are more attractive at this time.

Bank of Ireland
Asset Management (U.S.) Limited

Performance Overview & Highlights
Safeco International Stock Fund
(Unaudited)

INVESTOR CLASS



------------------------------------------------------------------------------------------
Average Annual Total Return                                                      Since
for the periods ended June 30, 2004    Six Month*     1 Year       5 Year     Inception**
------------------------------------------------------------------------------------------
 Safeco International Stock Fund           2.35%       23.29%       (2.72)%  2.74%
 MCSI EAFE Index                           4.56%       32.37%        0.06%   3.59%
 Lipper, Inc. (International Funds)        2.49%       25.48%       (1.31)%  N/A

*    Not annualized.
**   Graph and average annual return comparison begins January 31, 1996, inception date of the Fund. Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
------------------------------------------------------------------------------------------


[Plot Points To Come for Line Chart]


The performance graph compares a hypothetical $10,000 investment in the Investor Class to a hypothetical investment in a relevant market index. The index is unmanaged and includes no operating expenses or transaction costs. Past performance is not predictive of future results. Principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.



TOP FIVE COUNTRIES      Percent of
(Common Stocks)         Net Assets
----------------------------------
United Kingdom             23.5%
Japan                      17.4
Switzerland                12.2
France                      9.7
Netherlands                 8.3



TOP TEN COMMON STOCK HOLDINGS                    Percent of
(Common Stocks)                                  Net Assets
-----------------------------------------------------------
Nestle SA                                            3.6%
  (Food Retail)
Total SA                                             3.4
  (Integrated Oil & Gas)
Canon, Inc.                                          3.1
  (Office Electronics)
UBS AG                                               2.9
  (Investment Banking & Brokerage)
E.On AG                                              2.4
  (Electric Utilities)
ING Groep NV                                         2.4
  (Other Diversified Financial Services)
Nippon Telegraph & Telephone Corp.                   2.2
  (Integrated Telecommunications Services)
Samsung Electronics Co., Ltd.                        2.2
  (Electronic Equipment Manufacturers)
HSBC Holdings, plc                                   2.2
  (Diversified Banks)
Novartis AG                                          2.2
  (Pharmaceuticals)



TOP FIVE PURCHASES
For the Period Ended June 30, 2004         Cost (000's)
-------------------------------------------------------
Royal Bank of Scotland Group, plc              $539
BNP Paribas SA                                  528
Sumitomo Mitsui Financial Group, Inc.           341
HSBC Holdings, plc                              325
Japan Tobacco, Inc.                             299



TOP FIVE SALES                          Proceeds
For the Period Ended June 30, 2004      (000's)
------------------------------------------------
Lloyds TSB Group, plc                     $585
Shell Transport & Trading Co., plc         548
Aventis SA                                 169
Barclays, plc                              160
Acom Co., Ltd.                             149

Report From the Fund Managers
Safeco Large-Cap Growth Fund
As of June 30, 2004

How did the Fund perform?

     For the six-month period ending June 30, 2004, the Safeco Large-Cap Growth Fund underperformed its benchmark, the Russell 1000 Growth Index.

     The Fund's performance since inception in late 2001 also trails its benchmark, although the majority of the Fund's underperformance since inception occurred in calendar year 2003, when smaller stocks with no earnings and speculative characteristics significantly outperformed the overall market. Conversely, stocks with better fundamentals such as high levels of profitability and balance sheet strength underperformed in 2003. This provided a major headwind to our quality investment style. While volatile conditions may persist near term, we believe that we are in the midst of a transitional phase, into an environment in which investors again return to high quality large cap stocks with sustainable growth characteristics.

What factors impacted the Fund's performance?

     Many companies have been demonstrating very strong fundamentals and exceptional earnings growth. Returns have been muted, however, due in part to investor anxieties regarding inflation, rising interest rates, slowing growth in China, the Iraqi Government transition, terrorism, near record oil prices and the upcoming presidential election.

     Returns were helped most by internet software and services holdings, while the largest detractors from returns came from software. Individual stocks that had a major impact on performance included:

     o Yahoo! Inc. appreciated by 62% over the half-year, helped by increases in paid search activity and online advertising, along with a growing user base.

     o Avon Products was also a top performer, benefiting from growth in developing markets such as central/eastern Europe, Latin America, and China.

     o Software storage firm Veritas lost 25% over the period, and recently announced that revenues and earnings would come in below investor expectations. We trimmed our holding in the stock and are monitoring developments closely.

What changes did you make to the Fund and why?

     The relatively flat first half returns masked an erratic period in which market leadership shifted frequently between cyclical and defensive areas of the market. Since the beginning of the year, we reduced our holdings of technology stocks, and the Fund is now slightly underweight in technology. We also took profits in some areas of health care, notably in health care equipment and supplies. Some proceeds were re-deployed into biotechnology. The Fund's largest position remained with the global, research-based pharmaceutical firm, Pfizer Inc.

     Energy was one of the best performing segments in the Fund, appreciating by over 25%. We continue to like the operating environment for several energy and oil services companies, which are indirectly benefiting from high oil and gas prices, limited supply growth and increasing demand associated with the global economic recovery. Accordingly, we added to this sector over the period, and hold an overweight position here.

     RCM Capital Management LLC, formerly Dresdner RCM Global Investors LLC acts as an investment sub-advisor to the Safeco Large-Cap Growth Fund.

Peter Goetz, MBA, CFA -- Portfolio Manager
Seth A. Reicher, CFA -- Portfolio Manager

Performance Overview & Highlights
Safeco Large-Cap Growth Fund
(Unaudited)

INVESTOR CLASS



------------------------------------------------------------------------------------------
Average Annual Total Return                                                      Since
for the periods ended June 30, 2004         Six Month*       1 Year           Inception**
------------------------------------------------------------------------------------------
 Safeco Large-Cap Growth Fund                   0.65%         10.77%             (2.30)%
 Russell 1000 Growth Index                      2.74%         17.88%              1.91%
 Lipper, Inc. (Large-Cap Growth Funds)          2.35%         15.56%              N/A

*    Not annualized.
**   Total return comparison begins October 31, 2001, inception date of the Fund.
Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
------------------------------------------------------------------------------------------


[Plot Points To Come for Line Chart]


The performance graph compares a hypothetical $10,000 investment in the Investor Class to a hypothetical investment in a relevant market index. The index is unmanaged and includes no operating expenses or transaction costs. Past performance is not predictive of future results. Principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.



                                  Percent of
TOP FIVE INDUSTRIES               Net Assets
--------------------------------------------
Pharmaceuticals                      12.4%
Industrial Conglomerates              6.3
Systems Software                      6.3
Communication Equipment               5.1
Internet Software & Services          4.5



                                          Percent of
TOP TEN COMMON STOCK HOLDINGS             Net Assets
----------------------------------------------------
Pfizer, Inc.                                  5.4%
  (Pharmaceuticals)
Intel Corp.                                   3.4
   (Semiconductors)
Cisco Systems, Inc.                           3.3
  (Communications Equipment)
Minnesota Mining & Manufacturing Co.          3.3
  (Industrial Conglomerates)
Yahoo, Inc.                                   3.3
  (Internet Software and Services)
General Electric Co.                          3.0
  (Industrial Conglomerates)
Wal-Mart Stores                               2.6
  (General Merchandise Stores)
Dell, Inc.                                    2.6
  (Computer Hardware)
Procter & Gamble                              2.4
  (Household Products)
Microsoft Corp.                               2.2
  (Systems Software)



TOP FIVE PURCHASES                        Cost
For the Period Ended June 30, 2004       (000's)
------------------------------------------------
Paychex, Inc.                             $123
Guidant Corp.                              122
International Game Technology, Inc.        115
Coca-Cola Co.                              114
Agilent Technologies, Inc.                 104



TOP FIVE SALES                          Proceeds
For the Period Ended June 30, 2004      (000's)
------------------------------------------------
St. Jude Medical, Inc.                    $117
Lowe's Companies, Inc.                     113
General Electric Co.                        93
Agilent Technologies, Inc.                  76
Microsoft Corp.                             75



WEIGHTINGS AS A PERCENT OF NET ASSETS
--------------------------------------------------------------------------------


[DATA BELOW IS REPRESENTED BY A PIE CHART IN THE ORIGINAL REPORT]

Large - Common Stocks:                  97.0%
($4 Bil. and above)
Mid-Cap - Common Stocks:                 0.4%
($1.5 Bil. - $4 Bil.)
Cash & Other:                            2.6%

Report From the Fund Managers
Safeco Large-Cap Value Fund
As of June 30, 2004
How did the Fund perform?

     The Safeco Large-Cap Value Fund underperformed its benchmark, the Russell 1000 Value[RegTM] Index, for the six-month period ending June 30, 2004.

What factors impacted the Fund's performance?

     The Fund's performance was primarily due to stock selection and aided by a one-time settlement of a class action lawsuit regarding a former holding.

     As usual, there were multiple factors affecting performance. One factor that has helped so far this year, after hurting last year, was the relative outperformance of large companies over smaller ones. This helped the Fund's relative performance as we own mostly larger companies. It also helped that higher quality companies tended to perform better than lower quality ones. This too is a change from recent periods.

     For the year-to-date, the Fund's best performing sector was energy, which returned around 10%. Performance here was led by Conoco-Philips, up nearly 20%, and British Petroleum, up around 10%. This sector was up primarily due to the rise in oil prices, and the resulting improved outlook for earnings. Consumer discretionary stocks were our next best group, returning around 8%. Materials and consumer staples were our third and fourth best performing sectors.

     On the negative side, our worst sectors were technology and health care, both of which declined by around 2%. Technology was hurt primarily by a large decline in both Nokia and Texas Instruments. Nokia has been losing market share in the cell phone market, and Texas Instruments is one of their suppliers. Finance stocks, the largest sector in both our Index and the Fund, were held back by rising interest rates and the negative impact this is expected to have on earnings. Finance stocks were essentially flat for the past six months.

What changes did you make to the Fund and why?

     During the past six months, we made several changes to the Fund. As always, the changes were designed to own the stocks we find most attractive and to adjust sector weightings to what we believe are appropriate levels. Some recent sector weighting adjustments were due to the annual Russell Value Index re-configuration which occurred at the end of June.

     Stocks added to the portfolio included PMI Group, Weyerhaeuser, and Polaris Industries. PMI Group, a mortgage insurer, was added because it's a rarity among financial stocks in that rising rates should actually help earnings as the pace of refinancing slows. Weyerhaeuser, a stock we have wanted to own for some time in order to gain exposure to forest products, finally reached what we believe to be an attractive valuation. Polaris Industries is a maker of all-terrain vehicles, a market we expect will continue to experience good growth, especially as the economy improves and the outlook for jobs gets better. We also initiated positions in Allstate Insurance, Coca Cola and Illinois Tool Works, all of which we believe were selling at attractive valuations.

     We eliminated holdings of Disney, which rose after receiving an unsolicited takeover offer. We also sold Eli Lilly, Anheuser-Busch and Hubbell based on valuation, as they had appreciated to levels that were very near our target prices.

     We reduced our position in the finance sector by 2.1%, mainly to lessen our exposure during what we expect to be a period of rising interest rates. We are currently 1.7% underweight in finance relative to the Russell 1000 Value Index. We reduced our exposure to stocks in the producer durables sector, which performed very well. We do, however, remain overweighted in this sector by 2.0% as we expect these stocks to continue to perform well as the economy improves. We are overweighted in the materials sector for the same reason, and have added to our position, primarily by buying Weyerhaeuser as discussed earlier. We also added to our exposure to what Russell calls "other" (primarily includes multi-industry companies, such as GE), as this sector went from 1.6% to 6.6% of the Index at the June re-configuration.

Rex Bentley, CFA -- Portfolio Manager/Equity Analyst
Lynette Sagvold, CFA -- Portfolio Manager/Equity Analyst

Performance Overview & Highlights
Safeco Large-Cap Value Fund
(Unaudited)

INVESTOR CLASS



-----------------------------------------------------------------------------------------------
Average Annual Total Return
for the periods ended June 30, 2004      Six Month*       1 Year         5 Year        10 Year
-----------------------------------------------------------------------------------------------
 Safeco Large-Cap Value Fund                 3.37%         18.91%         (1.71)%        7.52%
 Russell 1000 Value Index                    3.94%         21.13%          1.87%        12.64%
 Lipper, Inc. (Equity-Income Funds)          3.24%         19.19%          0.67%        10.41%

*    Not annualized.
Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
-----------------------------------------------------------------------------------------------


[Plot Points To Come for Line Chart]


The performance graph compares a hypothetical $10,000 investment in the Investor Class to a hypothetical investment in a relevant market index. The index is unmanaged and includes no operating expenses or transaction costs. Past performance is not predictive of future results. Principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.



                                            Percent of
TOP FIVE INDUSTRIES                         Net Assets
------------------------------------------------------
Diversified Banks                              11.2%
Integrated Oil & Gas                           10.2
Multi-Line Insurance                            5.8
Integrated Telecommunications Services          5.7
Pharmaceuticals                                 3.5



                                             Percent of
TOP TEN COMMON STOCK HOLDINGS                Net Assets
-------------------------------------------------------
Chevron Texaco Corp.                             3.7%
  (Integrated Oil & Gas)
Citigroup, Inc.                                  3.3
  (Other Diversified Financial Services)
Exxon Mobil Corp.                                2.9
  (Integrated Oil & Gas)
Hartford Financial Services Group, Inc.          2.7
  (Multi-Line Insurance)
U.S. Bancorp                                     2.6
  (Diversified Banks)
General Electric Co.                             2.6
  (Industrial Conglomerates)
Wells Fargo & Co.                                2.3
  (Diversified Banks)
Bank of America Corp.                            2.1
  (Diversified Banks)
Kimberly-Clark Corp.                             2.0
  (Household Products)
American International Group, Inc.               1.9
  (Multi-Line Insurance)



TOP FIVE PURCHASES                       Cost
For the Period Ended June 30, 2004      (000's)
-----------------------------------------------
MBNA Corp.                             $2,441
Mellon Financial Corp.                  2,013
General Electric Co.                    1,958
Allstate Corp.                          1,828
Praxair, Inc.                           1,755



TOP FIVE SALES                          Proceeds
For the Period Ended June 30, 2004      (000's)
------------------------------------------------
Travelers Property Casualty Corp.      $2,048
  (Class B)
American Express Co.                    1,619
Northrop Grumman Corp.                  1,585
Nokia Oyj (ADR)                         1,579
Kroger Co.                              1,512



WEIGHTINGS AS A PERCENT OF NET ASSETS
--------------------------------------------------------------------------------


[DATA BELOW IS REPRESENTED BY A PIE CHART IN THE ORIGINAL REPORT]

Large - Common Stocks:                  94.0%
($4 Bil. and above)
Medium - Common Stocks:                  3.1%
($1.5 Bil. - $4 Bil.)
Small - Common Stocks:                   0.8%
(Less than $1.5 Bil.)
Cash & Other                             2.1%

Report From the Fund Managers
Safeco Multi-Cap Core Fund
As of June 30, 2004

How did the Fund perform?

     The Safeco Multi-Cap Core Fund outperformed its benchmark Index, the Russell 3000[RegTM] Index, for the six-month period ending June 30, 2004.

What factors impacted the Fund's performance?

     The market posted a modest gain during the first half of the year as the improving economy and strong corporate earnings outweighed investors' concerns about rising rates, the conflict in Iraq and higher oil prices.

     During the period, small- and mid-cap stocks outperformed large-cap stocks. In the first half of this year, the Russell 2000[RegTM] Index of small-cap stocks advanced 6.76% and the Russell Mid-Cap Index advanced 6.67% versus a 3.3% rise in the Russell 1000[RegTM] Index of large-cap issues.

     We attribute our better performance in the period to the Fund's high exposure to mid- and small-cap stocks relative to the benchmark.

What changes did you make to the Fund and why?

     During the first half we continued our strategy of increasing diversification to improve the risk/reward trade-off in the Fund. We added 17 new positions, and deleted six, bringing our total number of names to 73. The additions were mostly economically sensitive companies in the mid-cap size range. The deletions were all small-cap companies which had not been performing well. We continue to seek a better balance among market capitalizations as we modestly reduce our exposure to small-caps relative to our benchmark.

     Four of the five top performers for the period -- Coldwater Creek, Starbucks, Expeditors International and Nordstrom -- are cyclical companies. Our poor performers were either companies that had company-specific problems, like Performance Food Group, Intuit and Penwest Pharmaceutical, or stocks that retreated after a good run, like Primus Knowledge.

Bill Whitlow, CFA -- Portfolio Manager/Equity Analyst
Brian Clancy, CFA -- Portfolio Manager/Equity Analyst

Performance Overview & Highlights
Safeco Multi-Cap Core Fund
(Unaudited)

INVESTOR CLASS



-----------------------------------------------------------------------------------------------
Average Annual Total Return
for the periods ended June 30, 2004       Six Month*       1 Year        5 Year        10 Year
-----------------------------------------------------------------------------------------------
 Safeco Multi-Cap Core Fund                   4.86%         25.78%         2.32%         9.53%
 Russell 3000 Index                           3.59%         20.46%        (1.07)%       11.66%
 S&P 500 Index                                3.46%         19.13%        (2.20)%       11.82%
 Lipper, Inc. (Multi-Cap Core Funds)          3.34%         19.72%         1.66%        11.38%
 *  Not annualized.
 Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
-----------------------------------------------------------------------------------------------


[Plot Points To Come for Line Chart]


The performance graph compares a hypothetical $10,000 investment in the Investor Class to a hypothetical investment in a relevant market indexes. The indexes are unmanaged and include no operating expenses or transaction costs. Past performance is not predictive of future results. Principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.



                                        Percent of
TOP FIVE INDUSTRIES                     Net Assets
--------------------------------------------------
Diversified Banks                           5.6%
Pharmaceuticals                             5.2
Semiconductors                              4.0
Oil & Gas Exploration & Production          3.7
Electronic Equipment Manufacturers          3.6



                                                  Percent of
TOP TEN COMMON STOCK HOLDINGS                     Net Assets
------------------------------------------------------------
StanCorp Financial Group, Inc.                        2.5%
  (Life & Health Insurance)
Tektronix, Inc.                                       2.5
  (Electronic Equipment Manufacturers)
Starbucks Corp.                                       2.4
      (Restaurants)
Expeditors International of Washington, Inc.          2.3
  (Air Freight & Logistics)
Nordstrom, Inc.                                       2.3
  (Department Stores)
Kroger Co.                                            2.2
  (Food Retail)
Costco Wholesale Corp.                                2.2
  (Hypermarkets & Super Centers)
Pfizer, Inc.                                          2.1
  (Pharmaceuticals)
Microsoft Corp.                                       2.1
  (Systems Software)
U.S. Bancorp                                          2.0
  (Diversified Banks)



TOP FIVE PURCHASES                       Cost
For the Period Ended June 30, 2004      (000's)
-----------------------------------------------
Performance Food Group Co.             $1,388
A.G. Edwards, Inc.                      1,354
Investors Financial Services Corp.      1,274
Accredo Health, Inc.                    1,098
American Healthways, Inc.               1,043



TOP FIVE SALES                          Proceeds
For the Period Ended June 30, 2004      (000's)
------------------------------------------------
Coldwater Creek, Inc.                  $2,028
Monaco Coach Corp.                      1,267
Starbucks Corp.                         1,169
Penford Corp.                           1,020
Tektronix, Inc.                           978



WEIGHTINGS AS A PERCENT OF NET ASSETS
--------------------------------------------------------------------------------


[DATA BELOW IS REPRESENTED BY A PIE CHART IN THE ORIGINAL REPORT]

Large - Common Stocks:                  58.2%
($4 Bil. and above)
Medium - Common Stocks:                 17.6%
($1.5 Bil. - $4 Bil.)
Small - Common Stocks:                  23.0%
(Less than $1.5 Bil.)
Cash & Other:                            1.2%

Report From the Fund Manager
Safeco Small-Cap Value Fund
As of June 30, 2004

How did the Fund perform?

     Overall the Fund essentially matched the performance of our benchmark Russell 2000 Value index for the six-month period ending June 30, 2004. All the positive contributions took place in the first quarter, and then the small-cap market seesawed down and up from April through June. In retrospect, the first few months were a continuation of the "take off" phase of the market cycle that began last March. The April/May timeframe saw the first significant correction since that rally began.

What factors impacted the Fund's performance?

     Market leadership by higher quality stocks has continued, following a trend that began in the fourth quarter of last year. I define high quality as companies with stock prices above $5 per share, with positive earnings, low P/E ratios versus the universe, and market capitalization above $250 million.

     This trend helped the Fund, since it owns stocks all across the small-cap-size spectrum and the weighted average tends towards the middle of the small-cap-size range. Also, the Fund has less of its assets invested in companies that are not currently more profitable than the index, and we didn't have much exposure to under-$5 price stocks.

     In early April, one single government report of job growth was all it took to crystallize the market's worry that the Federal Reserve would start raising short-term interest rates. This precipitated a fast and steep correction in the Fund's most interest-rate-sensitive stocks. Those stocks have made a partial recovery since then.

What changes did you make to the Fund and why?

     I added new stocks, which I believed were not discounting their full potential or had not participated in the "lift off" phase of the early market cycle. From the March 2003 bottom, the entire market experienced a "rising tide" effect. That effect has run its course, and so I've tried to find stocks that represent value opportunities in the traditional sense of the word.

     For example, Pacer International was bought on price weakness after I had multiple meetings with management to cement an understanding of their business. Pacer arranges for the transportation of ocean freight containers by reselling space on the railroads in a service called the Stack Train. They produce significant free cash flow, but their service offering is aligned with the Union Pacific and CSX railroads, and those companies are experiencing a period of poor service quality that has temporarily hurt Pacer. In time this will change. However, Pacer's stock was down based on the current view of conditions, not what they'll be in the future. The future is where I see the stock's opportunity.

     I also exited positions that I believe have run their course, or have taken a turn for the worse. Examples of the former include the last of the utility preferred stocks in the Fund. An example of the latter would be the company Osteotech, which abandoned one of its product lines in January, calling into doubt its growth prospects and valuation. I was fortunate to exit the stock before the worst of the damage was done.

     I continue to believe stocks with traditional "value" characteristics, in terms of their overall valuation and free cash flow generation, are a successful strategy to own for the long term. I am a believer in owning stocks that are priced cheaper than the overall market, and that have sustainable businesses and cash flows. I think the Fund is currently positioned this way.

Greg Eisen, CFA -- Portfolio Manager/Equity Analyst

Performance Overview & Highlights
Safeco Small-Cap Value Fund
(Unaudited)

INVESTOR CLASS



--------------------------------------------------------------------------------------------------
Average Annual Total Return                                                              Since
for the periods ended June 30, 2004        Six Month*       1 Year        5 Year      Inception**
--------------------------------------------------------------------------------------------------
 Safeco Small-Cap Value Fund                   7.82%         31.58%        14.80%    10.05%
 Russell 2000 Value Index                      7.83%         35.17%        12.82%    13.26%
 Lipper, Inc. (Small-Cap Value Funds)          8.15%         34.14%        13.08%      N/A

*    Not annualized.
**   Graph and average annual return comparison begins January 31, 1996, inception date of the Fund.
Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
--------------------------------------------------------------------------------------------------


[Plot Points To Come for Line Chart]


The performance graph compares a hypothetical $10,000 investment in the Investor Class to a hypothetical investment in a relevant market index. The index is unmanaged and includes no operating expenses or transaction costs. Past performance is not predictive of future results. Principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.



                                  Percent of
TOP FIVE INDUSTRIES               Net Assets
--------------------------------------------
Real Estate Investment Trust          6.7%
Specialty Stores                      6.4
Regional Banks                        5.9
Trucking                              5.3
Consumer Finance                      4.8



                                         Percent of
TOP TEN COMMON STOCK HOLDINGS            Net Assets
---------------------------------------------------
World Fuel Services Corp.                    3.3%
  (Integrated Oil & Gas)
Lone Star Technologies, Inc.                 2.9
  (Oil & Gas Equipment & Services)
Cash America International, Inc.             2.5
  (Consumer Finance)
Imation Corp.                                2.5
  (Computer Storage & Peripherals)
Foot Locker, Inc.                            2.4
  (Specialty Stores)
Champion Enterprises, Inc.                   2.4
  (Homebuilding)
AmeriCredit Corp.                            2.3
  (Consumer Finance)
Precision Castparts Corp.                    2.3
  (Diversified Metals & Mining)
Hollywood Entertainment Corp.                2.3
  (Specialty Stores)
Insight Enterprises, Inc.                    2.2
  (Catalog Retail)



TOP FIVE PURCHASES                       Cost
For the Period Ended June 30, 2004      (000's)
-----------------------------------------------
Champion Enterprises, Inc.             $1,534
Pacer International, Inc.               1,371
Apollo Investment Corp.                 1,188
Hanger Orthopedic Group, Inc.           1,149
Impac Mortgage Holdings, Inc.           1,134



TOP FIVE SALES                             Proceeds
For the Period Ended June 30, 2004         (000's)
---------------------------------------------------
Pacific Crest Capital, Inc.               $1,310
Nordic American Tanker Shipping, Ltd.      1,003
Isle of Capri Casinos, Inc.                  731
Furniture Branks International, Inc.         721
SonoSite, Inc.                               680



WEIGHTINGS AS A PERCENT OF NET ASSETS
--------------------------------------------------------------------------------


[DATA BELOW IS REPRESENTED BY A PIE CHART IN THE ORIGINAL REPORT]

Indexed Securities:                      3.6%
Cash & Other:                            3.0%
Mid-Cap - Common Stocks:                22.8%
($1.5 Bil. - $4 Bil.)
Small Cap - Common Stocks Under ($1.5 Bil.)
 a) Large (Over $750 Mil.):             40.2%
 b) Medium ($250 Mil. - $750 Mil.):     25.8%
 c) Small (Under $250 Mil.):             4.6%

PIONEER BALANCED FUND
Performance Update 6/30/04 Class A Shares



Share Prices and Distributions



                                                    6/30/04             12/31/03
Net Asset Value per Share                           $9.57               $9.47
Distributions per Share       Net              Short-Term          Long-Term
(1/1/04 - 6/30/04)            Investment       Capital Gains       Capital Gains
                              Income
                              $0.0500          $                   $



Investment Returns

The mountain chart shows the change in value of a $10,000 investment made in Pioneer Balanced Fund at public offering price, compared to that of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index.


[DATA BELOW IS REPRESENTED BY A LINE CHART IN THE ORIGINAL REPORT]

Value of $10,000 Investment

                        Lehman
        Pioneer         Brothers        Standard &
        Balanaced       Aggregate       Poor's 500
        Fund*           Bond Index      Index

6/94     9550           10000           10000
         9573           10099           10486
        11679           11965           14420
12/96   12834           12398           17725
        14621           13597           23635
12/98   14788           14776           30394
        15253           14652           36787
12/00   16074           16356           33444
        15612           17737           29480
12/02   13863           19557           22966
        16080           20360           29550
6/04    16335           20391           30567


Average Annual Total Returns
(As of June 30, 2004)



Period       Net Asset Value     Public Offering Price *
---------------------------------------------------------
10 Years            5.51%                   5.03%
5 Years             1.34                    0.40
1 Year              8.51                    3.64



* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site www.pioneerfunds.com. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund adopted its current name and investment objective on February 3, 1997. Prior to that date, the Fund's name was Pioneer Income Fund and its objective was income from a portfolio of income-producing bonds and stocks.

The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lehman Brothers Aggregate Bond Index is a widely recognized market value-weighted index composed of the Lehman Brothers Government/Credit, Mortgage-backed, Asset-Backed and Commercial Mortgage-Based Securities indices. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

Portfolio Manager's Discussion 6/30/04

     While the economy grew and corporate profits rose during the first half of 2004, stock market returns were muted by worries about rising interest rates as well as geopolitical issues around the world. In the fixed income markets, the jump in interest rates midway through the six months sent many bond prices lower, resulting in weak returns in most sectors. In the following interview, Timothy Mulrenan, who is responsible for the equity portfolio of Pioneer Balanced Fund, and Richard Schlanger, who is responsible for the Fund's fixed income portfolio, discuss the markets and their investment strategies during the six months ended June 30, 2004.

Q:   How did the Fund perform during the first six months of 2004?

A: Pioneer Balanced Fund's Class A shares had a total return of 1.59% during the six months ended June 30, 2004, while Class B and Class C shares returned, respectively, 1.18% and 1.06%, all at net asset value. During the same six months, the average return of the funds in Lipper's Balanced Fund category was 1.79%.

Q:   What were the factors that affected performance?

A: The domestic equity market produced generally positive returns for the six months, but those returns masked the underlying volatility and tensions between conflicting influences. Supporting equity valuations were an expanding economy and robust corporate profits. Reported earnings tended to be 25% higher than in the comparable period of 2003. The competing negative factors included the spike in market interest rates midway through the six months, as well as uncertainty brought on by concerns over issues such as energy prices, stability in Iraq and presidential election-year politics.

     In the fixed income markets, interest rates tended to rise, with shorter-maturity rates rising farther than longer-term rates. The price losses brought on by the higher rates as well as the flattening of the yield curve -- or difference between short-term and long-term yields -- resulted in volatility in the bond market. The key factor was the widely anticipated announcement by the Federal Reserve Board on the final day of the period to begin tightening monetary policy by starting to raise the influential overnight lending rate -- the Fed Funds rate. The initial hike was from 1.00% to 1.25%, but the expectation was that the Fed would raise rates further in the months to come in an effort to guard against inflationary pressures.

Q:   What were the principal strategies during the period?

A: We kept the allocation between equities and bonds consistent during the six months. On June 30, about 64% of assets were invested in stocks -- about the same percentage as at the start of the period. The remaining assets were invested in fixed income assets, including corporate bonds, government securities, and mortgage-backed securities, with a small allocation in foreign bonds and less than 2% in cash. There also were no major changes in the equity portfolio, although we did trim our energy position to take profits and to reduce our vulnerability to the area during a time when we expected increased price volatility. We remained over weighted in energy stocks, however, and remain positive about the sector's longer-term fundamentals. We modestly increased the Fund's health care holdings, adding medical device company Guidant and pharmaceutical company Eli Lilly. We thought Guidant's stock price had become compellingly attractive after it fell because of an announcement about a delay in a new product introduction. We like Lilly because it has well-developed research and development activities that should produce a flow of new products. In addition, we initiated a position in Liz Claiborne, the apparel company. We think it is attractive because of its strong distribution during a time when the industry is beginning to gain greater control over pricing. We substantially reduced our holdings in two stocks that had performed very well -- software company Symantec and auto insurance company Progressive. We also eliminated our position in Devon Energy, an exploration and production company, because of our concerns about its internal cost structure. In the fixed income portfolio, we raised overall quality of the portfolio, with average credit quality moving from A+ to AA-. Interestrate sensitivity -- as measured by duration -- was about even with that of the benchmark Lehman Brothers Aggregate Bond Index, although it declined slightly during the six months from 4.52 years to 4.34 years. We increased our exposure to mortgage-backed securities -- the best-performing part of the investment-grade sector -- from 43.6% of fixed income assets to 47.7%. Mortgages tend to be less vulnerable to declining prices than Treasuries and other government securities in a rising interest-rate environment. We reduced our exposure to corporates, taking profits when their yield advantage over Treasuries began to narrow. At the end of the period, 25.9% of the fixed income portfolio was invested in industrial and utility bonds, compared to 31.4% at the start of the period. At the same time, we also reduced our banking and financial services bond holdings from 10.7% to 9.0% of fixed income assets. When we invest in corporates, we tend to favor new issues, which have a greater yield advantage over Treasuries than existing issues available on the secondary market. When invested in Treasury bonds, we tended to hold TIPS, or inflation-protected Treasuries, although we sold them near the end of the period when the Federal Reserve made it clear it intended to control inflationary pressures.

Q:   What types of investments had the greatest influence on performance?

A: In our equity portfolio, our emphasis on consumer staples companies helped considerably as stock investors began to recognize the value of higher-quality, stable growth companies that had been overlooked in the rally of 2003. Holdings such as Gillette, PepsiCo and Wrigley performed very well. Our technology positions also did well, led by Symantec, whose share price went up 27% during the six months. Detracting from performance, however, was security selection in the consumer discretionary sector. Family Dollar Stores had disappointing earnings, which may have been caused by higher gasoline prices, but we still favor the company and continue to hold it at the end of the period. Newmont Mining, which had been a strong contributor to Fund performance prior to the period, fell 20% during the period in response to slumping gold prices. However, we still believe the company is attractive and continue to hold a position in it on June 30.

     In the fixed income portfolio, our overweight position in mortgages helped substantially, as did our exposure to corporate bonds -- both high yield and investment-grade. Performance was held back, however, by our concentration in intermediate-term securities, as short- and intermediate-term interest rates rose more than the rates on long-term bonds during the six months.

Q:   What is your investment outlook?

A: We believe the June 30 announcement by the U.S. Federal Reserve that it was starting to raise short-term rates is the start of a long process of interest-rate hikes that is likely to continue at least through the end of 2005. We anticipate moving to a barbelled strategy over time with respect to maturity allocations, concentrating on both short-term securities and long-term bonds while de-emphasizing intermediate-term bonds that we think are most vulnerable in the present environment. We believe the equity market will continue to be choppy, with no major trends either up or down in stock price averages. The outlooks for gross domestic product (GDP) and for corporate earnings both are favorable, although the rate of corporate profit growth may slow somewhat. The big question hanging over investors' minds will be what happens to interest rates. In addition, uncertainty about geopolitical events and the outcome of the presidential election will influence investor psychology. We think the most likely scenario is that the major stock averages will show moderate growth over the next several months.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

PIONEER FUND
Performance Update 6/30/04 Class A Shares



Share Prices and Distributions



                                                  6/30/04             12/31/03
                                                  $38.64              $38.00
Distributions per Share     Net              Short-Term          Long-Term
(1/1/04 - 6/30/04)          Investment       Capital Gains       Capital Gains
                            Income
                            $0.1300          $                   $



Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Fund at public offering price, compared to that of the Standard & Poor's (S&P) 500 Index.


[DATA BELOW IS REPRESENTED BY A LINE CHART IN THE ORIGINAL REPORT]

Value of $10,000 Investment

        Pioneer         S&P 500
        Fund*           Index

6/94     9425           10000
         9618           10486
        12180           14420
12/96   14580           17725
        20189           23635
12/98   26044           30394
        30112           36787
12/00   30147           33444
        26793           29480
12/02   21364           22966
        26615           29550
6/04    27155           30567


Average Annual Total Returns
(As of June 30, 2004)



Period       Net Asset Value     Public Offering Price *
---------------------------------------------------------
10 Years            11.16%                 10.51%
5 Years             -1.14                  -2.31
1 Year              18.13                   1.34



* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site www.pioneerfunds.com. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

Portfolio Manager's Discussion 6/30/04

     In the following discussion, portfolio manager John Carey, reviews the investment environment and the performance of Pioneer Fund over the six months ended June 30, 2004.

Q:   How did the portfolio perform over the first six months of 2004?

A: Pioneer Fund recorded a positive total return of 2.03% at net asset value on Class A shares in the six months ended June 30, 2004. Class B, C, R and Y shares returned 1.59%, 1.63%, 2.03% and 2.27% at net asset value. That exactly matched the return of the average fund in the Lipper Large-Cap Core group, which was also up 2.03%. Both Pioneer Fund and the Lipper average lagged the Standard & Poor's 500 Index, which showed a total return of 3.44% over the same period. While the mild returns might suggest a calm market, the reality was a market of sharp contrasts. With reference to performance of the respective sectors in the S&P 500, information technology, the darling of investors in 2003, barely moved, with a gain of 0.44% for the period, while energy, industrials and consumer staples advanced, respectively, 12.97%, 7.42%, and 6.12%. Investors appeared to be "rotating" out of more highly priced stocks and into shares more moderately priced, with dividends and steadier earnings outlooks.

Q:   Please discuss the Fund's performance versus the S&P 500 Index.

A: Our underperformance versus the S&P 500 was attributable mainly to our stock holdings in four sectors: information technology, materials, industrials and telecommunications services. Our strongest positive contributors were our investments in consumer discretionary, consumer staples and health care. Taking first the negative contributors, our technology holdings showed an overall decline of 1.59% versus the S&P 500 sector gain of 0.44%. The main culprits were our positions in Texas Instruments, Novellus Systems, Synopsys and Nokia. After analyzing the different situations, we retained shares in Texas Instruments and Nokia, but liquidated our positions in Novellus and Synopsys. With regard to materials, where again we showed a negative return (3.80%) versus a slight positive return (0.71%) for the S&P 500 sector, the largest factor was our position in Rio Tinto. In the case of materials, we believe that the fundamentals are strong for the group looking out at least over the next couple of years and that it was mainly "profit taking" behind the weak share prices. Perhaps, too, there was some concern about a potential slow-down in the Chinese economy, which has been a prime user of many raw materials as that country rapidly industrializes. Following our evaluation of the pros and cons, we retained Rio Tinto, a prominent worldwide mining company, as well as our shares of other companies in the sector. Industrials presented a mixed picture, with our investments rising 5.13% versus an increase for the sector of 7.42%. We had very good performance from our railroad holding Norfolk Southern, but our capital-goods stocks were more sluggish. Finally, in telecommunication services, we did not own AT&T Wireless, which received a premium take-over bid, but instead owned BellSouth and SBC Communications, the companies in the joint venture Cingular, that made the bid. BellSouth and SBC both declined as investors worried that they "overpaid." On the bright side, we had some nice gains from stocks in consumer discretionary, consumer staples and health care. They were, respectively, John Wiley & Sons, publisher of scientific and technical books and journals and also owner of the "For Dummies" imprint; Colgate-Palmolive, major brand in toothpaste; and Becton Dickinson, provider of medical supplies including disposable syringes.

Q:   What changes have you made to the portfolio so far this year?

A: We were fairly active during the six months, adding 18 positions and eliminating 18. The combined effect of securities transactions and market fluctuations produced overall increases for our weightings in the energy, consumer discretionary, consumer staples, health care and financials sectors; overall decreases for our weightings in industrials and information technology; and no meaningful change for our weightings in materials, telecommunications services and utilities. In energy, we initiated positions in Apache, British Petroleum, Pioneer Natural Resources and Occidental Petroleum and sold positions in Transocean, Royal Dutch Petroleum, and Shell Transport & Trading. We believed that Transocean was fairly valued, and in the cases of Royal Dutch and the allied Shell Transport we had developed reservations about management in the wake of significant downward revisions in oil and gas reserves estimates. On the other hand, we thought that prospects were positive for the companies we added and that the larger number of holdings would provide the portfolio with more diversification. In consumer discretionary we invested in three companies we thought were poised to do better with the stronger economy, Ford Motor, Liz Claiborne, and Walt Disney, and sold two stocks that had been longer-term disappointments, Dow Jones and Eastman Kodak. We also added Clorox, formulator of bleaches and other household cleansers, and Estee Lauder, cosmetics manufacturer, in consumer staples. Our health care additions were among our most significant and included equipment makers Guidant and St. Jude Medical, distributor Cardinal Health, and generic-drug companies Barr Pharmaceuticals and Mylan Laboratories. One of our purchases in financials proved to be particularly well timed, as South Trust, a regional bank headquartered in Birmingham, Alabama, received a generous acquisition offer from another bank, Wachovia, not long after we had bought it. Another entry we made to the portfolio was U.S. Bancorp, based in Minneapolis, Minnesota. In other sectors, we bought, in materials, Ecolab, supplier of industrial and institutional cleaning chemicals, and, in information technology, Apple Computer, survivor, against all odds, in the personal-computer business as well as innovative producer of the very hot iPod digital-music player. Along with the seven names already mentioned in energy and consumer discretionary and (above) in information technology, we deleted the following: Boeing, Lockheed Martin, Robert Half, Union Pacific, Medco Health Solutions, Bank of America, Electronics Data Systems, BMC Software, Cisco Systems, QUALCOMM and Altera. As always, we had a variety of reasons, in some instances recognizing difficulties for the companies that appeared beyond a reasonable time horizon in their resolution, in other instances seeing a fully valued stock relative to identifiable earnings power, and in still other cases just thinking we had more attractive alternatives.

Q: What is your outlook on the stock market and economy for the remainder of 2004?

A: At the midpoint of 2004, the market appears in disarray. Truth be told, interest rates have not really moved very much at all, but there appears great anxiety about greater moves to come. Inflation is not a current problem, yet the high oil and raw-materials prices, as well as the prospect of rising wages with growth in employment, provide the worriers a reason to focus on the risk of inflation. Corporate earnings are generally very strong and also strongly up from last year, but the expressed concern is with respect to slowing of the impressive comparisons. And so it is as well when it comes to discussion of international events and corporate-governance issues and much else: every glass on the counter seems to be half empty, none are thought to be half full, as the common expression goes. From our point of view, a half glass of water is just that, and the market to us remains attractive, even if more moderately attractive than it was in early 2003 then prices were much lower and the economy was still just poised for its rebound rather than underway with the rebound as it is currently. We see especially good values, however, among the good companies with good long-term records in which we like to invest on your behalf and which were relatively neglected by investors up until recently.

     Betting which way the market might go on a short-term basis has never seemed to us like a particularly fruitful endeavor. For one thing, what is to be gained from that activity unless one is just speculating, for example, in market-index futures, an activity we would not recommend to any but the real gamblers. For in the actual day-to-day world, one makes or loses money on individual stocks bought and sold, embraced or avoided. One never makes a dime guessing which way the market will go; it is the actual investments one does or does not make that determine your results. So our intention is, as always, to stay invested over the coming months, and years, and to stay invested in the solid kinds of companies we always aim to own in your portfolio. Thank you for your support.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

PIONEER INTERNATIONAL EQUITY FUND
Performance Update 3/31/04 Class A Shares



Share Prices and Distributions



                                                3/31/04             3/31/03
                                                $17.55              $11.64
Distributions per Share     Net            Short-Term          Long-Term
(4/1/03 - 3/31/04)          Investment     Capital Gains       Capital Gains
                            Income
                            $              $                   $



Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Equity Fund at public offering price, compared to that of the Morgan Stanley Capital International (MSCI) EAFE Index.


[DATA BELOW IS REPRESENTED BY A LINE CHART IN THE ORIGINAL REPORT]

Value of $10,000 Investment

        Pioneer         MSCI
        International   EAFE
        Equity Fund     Index

10/96    9425           10000
3/97    10488           10103
        12728           11982
3/99    11797           12705
        17542           15895
3/01    11410           11785
        10841           10833
3/03     7917            8279
        11936           13040
9/04    12413           13036


Average Annual Total Returns
(As of March 31, 2004)



Period             Net Asset Value     Public Offering Price*
--------------------------------------------------------------
Life-of-Class
 (10/31/96)               3.24%                  2.41%
5 Years                   0.22                  -0.95
1 Year                   50.77                  42.11



* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

The Fund's investment advisor, Pioneer Investment Management, Inc., reduced its management fee and subsidized other Fund expenses; otherwise, returns would have been lower. The MSCI EAFE (Europe, Australasia, Far East) Index is an unmanaged, capitalization weighted measure of 21 international stock markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our website www.pioneerfunds.com. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio Manager's Discussion 3/31/04

     Investor optimism lifted international markets during the 12 months ended March 31, 2004. The upbeat mood was supported by a resurging Japanese economy and stronger-than-expected job growth in the United States, both of which are expected to be positive for the European economy. As Stefano Pregnolato, the Fund's lead portfolio manager, mentions in the following interview, the rally was broad based -- led by cyclical stocks and lesser quality companies that had underperformed in the multi-year correction in equity markets.

Q:   How did the Fund perform during the rally?

A: The positive trends that we witnessed in the first half of Pioneer International Equity Fund's fiscal year continued into the second half. However, the momentum for global economic growth shifted to Asia in the first quarter of 2004. Investors are looking more favorably upon Japan and its economy, which is showing signs of resurgence. For the 12 months ended March 31, 2004, the Fund's Class A, B and C shares posted gains of 50.77%, 49.32% and 48.85% at net asset value, respectively. In comparison, the Morgan Stanley Capital International (MSCI) EAFE Index grew 57.54% for the same period. We believe the Fund's relative underperformance to this benchmark is the result of two factors. First, Japanese stocks appreciated strongly during the first quarter of 2004. The Fund's investments in Japanese stocks, although significant at 21.5% of total assets on March 31, remained below that of the benchmark throughout the fiscal year -- thereby limiting the degree of its relative performance. While we think the economic recovery in Japan is a welcome development, we believe it's too early to know if Japan has turned the corner. We may consider increasing the Fund's exposure there, once we're convinced that Japan is solidly on the road to recovery.

     Secondly, the rally in international markets has benefited cyclical stocks, that is, companies whose fate is closely linked with the strength of economic growth, as well as lower-quality investments. Your Fund has a considerable exposure to cyclical stocks, which was very beneficial during the fiscal year. However, we refuse to be tempted by short-term trends or invest in lower-quality companies just because they are selling at steep discounts today. Rather, we invest for the long term, selecting the highest-quality, financially sound companies that meet our strict investment criteria.

Q:   What is contributing to the rise of Japanese stocks?

A: After a multi-year recession, the outlook for Japan is improving. Japanese consumers are increasing their spending, businesses are buying more equipment, and trade with other Asian countries experiencing good growth is strong. All these factors are attracting foreign investors and driving Japanese stock prices higher. Midway through the fiscal year, Japanese investments represented 9.4% of total assets. By the close of the fiscal year on March 31, Japanese holdings had climbed to 21.5% of assets through price appreciation and addition to existing holdings, while we trimmed the overall number of Japanese holdings in the portfolio.

Q:   Were you adding domestic or export-oriented stocks in Japan?

A: We've been adding to positions in both domestic and export oriented stocks. Domestic-demand stocks are benefiting from increased consumer spending, which is partially supported by the secular trend of a declining savings rate. One of the Fund's best performing stocks, Fast Retailing, which sells high-end apparel and accessories, was a major contributor to performance for the second half of the fiscal year. The stock's dramatic price appreciation left the stock overvalued in our estimation, and we sold the entire position in January. Food retailer Ajinomoto is a high-quality consumer staple holding with defensive qualities that did well leading up to the recovery. It has also done well in the rally, but not nearly to the degree of Fast Retailing. Generally speaking, prices of consumer discretionary stocks, such as Fast Retailing, posted some of the greatest gains during the rally -- bolstered by rising consumer confidence and spending.

Q:   Are the Fund's Pacific Rim investments outside Japan also doing well?

A: Yes. Strong fundamentals, robust intra-regional growth and exports combined with strong global demand for cyclical investments are supporting our decision to overweight investments in the Pacific Rim outside Japan. In many sectors, we believe stocks offer better value than in Europe -- including semiconductor manufacturer Samsung Electronics (South Korea) and telecommunications services provider SK Telecom (South Korea).

Q: Europe still represents the majority of the Fund's holdings. How are these investments faring?

A: All of the global markets rose sharply during the fiscal year, and European stocks -- including those held by your Fund -- were no exception. This performance is illustrated by the fact that the MSCI Europe Index, a commonly used benchmark for the region, rose 53.96% for the 12 months ended March 31, 2004. With nearly 70% of the Fund's assets invested in the developed markets of Europe, we are maintaining a slightly overweight position in European equities relative to the benchmark. We think stock price valuations are fair and are supported by strong dividend yields. Growth across Europe is more moderate than outside the region, and this fact is discounted in stock prices. The appreciation of the euro continues to be a risk for European exporters, and we will be closely following the monetary policy of the Bank of England and the European Central Bank (ECB) on that front. (Just following the close of the fiscal year, the ECB decided to leave rates unchanged.)

Q:   Could you name some of the companies that exemplify your strategy?

A: Much like other world markets, European cyclical stocks posted some of the most dramatic gains, including those in the materials, industrial, automobile and consumer discretionary sectors. Porsche (Germany) exceeded our expectations, as did software producer Indira Systems (Spain). On the other hand, capital goods producer Sandvik (Sweden) performed well, but not as strongly as the sector in general. Pharmaceutical Schering is another stock that underperformed its sector for the year, when news of a product patent expiration last summer left the stock trailing many of its peers.

Q:   What is your outlook for the upcoming fiscal year?

A: During fiscal 2004, we saw a change in market psychology, with investors demonstrating a greater appetite for risk. Not only did investors move assets from relatively more stable fixed-income investments into equities, but within the equity markets from higher-quality companies to more leveraged, lower-quality companies.

     Companies that were considered to be in severe financial distress were reclassified as recovery stocks. This paradigm shift benefited many stocks, particularly in the technology sector, but left other sectors, such as consumer staples and health care underperforming. As history has proven, this is to be expected in the early stages of a recovery, when economic fundamentals improve and the relatively low stock prices begin to look very attractive.

     Our outlook for 2004 is quite optimistic. The recovery appears to be well on its way, business confidence is high and the cash flow of companies has been substantially improved, thanks to successful restructuring and de-leveraging enacted over the last two years. We'll endeavor to position the Fund in response to this improving economic picture.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

PIONEER GROWTH SHARES
Performance Update 6/30/04 Class A Shares



Share Prices and Distributions



                                                6/30/04             12/31/03
                                                $11.27              $11.42
Distributions per Share     Net            Short-Term          Long-Term
(1/1/04 - 6/30/04)          Investment     Capital Gains       Capital Gains
                            Income
                            $              $                   $



Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Shares at public offering price, compared to that of the Russell 1000 Growth Index.


[DATA BELOW IS REPRESENTED BY A LINE CHART IN THE ORIGINAL REPORT]

Value of $10,000 Investment

        Pioneer         Russell
        Growth          1000 Growth
        Shares*         Index

6/94     9425           10000
        11247           10849
        14600           14884
12/96   18536           18324
        26651           23909
12/98   35591           33163
        38225           44158
12/00   34569           34255
        27920           27261
12/02   18178           19658
        22939           25508
6/04    22637           26205


Average Annual Total Returns
(As of June 30, 2004)



Period       Net Asset Value     Public Offering Price*
--------------------------------------------------------
10 Years            9.16%                  8.51%
5 Years           -10.46                 -11.52
1 Year              9.31                   3.02



* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site www.pioneerfunds.com.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund adopted its current name and investment adviser (Pioneer Investment Management, Inc.) on December 1, 1993. Prior to that date, the Fund's name was Mutual of Omaha Growth Fund, Inc., and its investment adviser was Mutual of Omaha Fund Management Company. The Russell 1000 Growth Index contains those Russell 1000 securities with greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Portfolio Manager's Discussion 6/30/04

     The economy continued to grow during the first half of 2004, but the general investment environment for equities began turning slightly negative as rising corporate profit trends began to weaken, consumer spending was not as strong as expected, and markets started anticipating a tighter monetary policy from the Federal Reserve. In the following interview, Christopher Galizio discusses the factors that affected the performance of Pioneer Growth Shares during the six month period ended June 30, 2004. Mr. Galizio is a member of the Fund's management team.

Q:   How did the Fund perform during the first half of 2004?

A: For the six-month period ended June 30, 2004, the Fund's Class A shares returned -1.31%, while Class B and Class C shares had returns of -1.80% and -1.78%, respectively, all at net asset value. For the same period, the Russell 1000 Growth Index returned 2.74%, while the average return was 2.35% for the 639 funds in the Large-Cap Growth Funds category tracked by Lipper Inc. (Lipper is an independent firm that measures mutual fund performance.)

     The Fund lagged the benchmark Russell 1000 Growth Index as well as the Lipper peer group, principally because of the comparatively larger position in technology, especially semiconductor companies, early in the six-month period.

Q:   What was the general investment environment like during the period?

A: The overall market sentiment appeared to be turning negative late in the six-month period. The stock market surge that had begun in March 2003 appeared to lose some energy. Several major corporations, including ones in the retail and semiconductor industries, began to report earnings disappointments, and we saw some weakening in profit trends, notably in the consumer and technology sectors. Consumer spending trends, in particular, appeared weak as over-extended consumers finally began to retrench from their high-spending patterns. As stock market investors anticipated the June 30 announcement by the Federal Reserve Board that it would begin to tighten monetary policy by raising short-term interest rates, the share prices of some consumer-oriented financial institutions began to fade. Industrial stocks, however, tended to outperform the overall market.

Q:   What were your principal strategies during the period?

A: We restructured the portfolio during the period, focusing on large cap companies that we believed offered long-term value, above average revenue growth, strong returns on capital and reasonable valuations in relation to their earnings potential. This strategy led to a reduced emphasis on the semiconductor industry and increased weightings in the software, consumer discretionary and financial services areas. We reduced our semi-conductor holdings, eliminating positions in Applied Materials, Cypress Semiconductor, Texas Instruments and Maxim Technology. We did add Taiwan Semiconductor, a major manufacturer with an attractive stock valuation. Overall, however, semiconductor stocks went from an overweight to an underweight position, relative to the benchmark S&P 500. The reduced weightings in technology tended to support performance. Conversely, we increased the portfolio's emphasis on software companies, adding companies such as Macrovision, which has developed a technology to protect DVDs, CDs and other disc based products from piracy, as well as Take-Two Interactive, the developer of video games, including Grand Theft Auto -- the most successful game in history, with a new version soon to be introduced. We also added Fair Isaac, which has developed software to help credit card companies analyze the credit-worthiness of applicants. Fair Isaac tended to detract from performance late in the six-month period as it reported disappointing earnings, but we continued to hold it because of its attractive valuation. We moved from an underweight to an overweight in the consumer discretionary sector, taking advantage of attractive valuations of Disney, whose media and theme park properties have improved earnings outlooks, and Viacom, the owner of the CBS and MTV television networks among other properties. Among retailers, we sold our Wal-Mart position before the stock fell hard, investing in Target, Kohl's and Ross Stores. In addition, we increased the emphasis on financial services stocks, focusing on insurance companies with excellent valuations that were not as vulnerable to interest-rate increases as banks and other lenders. We continued to de-emphasize consumer staples, although we added Altria (the former Philip Morris), which offered a high dividend yield and an attractive stock price that we believed was the result of overly pessimistic market evaluations of the company's tobacco liability. In addition, we invested in First Data, the leader in processing of credit card transactions and owner of the Western Union system, and Accenture, an information-technology services consulting firm.

Q:   What were some of the investments that influenced performance?

A: Among newer holdings, Macrovision rose significantly during the period as its revenue grew faster than had been expected. Sepracor, a pharmaceutical company and a new holding, also advanced on positive news of a drug under development. Zimmer Holdings, a world leader in orthopedic products, including hip and knee replacements, was another health-care position that did very well. The timely sale of Wal-Mart Stores also supported performance. The overweight position in the semiconductor industry early in the six-month period held back performance, as valuations in that group fell hard. Corinthian Colleges, operator of adult vocational educational colleges and programs, was another detractor, as the SEC began an investigation of its financial records. However, we took advantage of the price decline to add to the position in Corinthian because of its good long-term fundamentals. Lexar and Sandisk, two manufacturers of flash memories for cameras and cell phones, also fell on disappointing sales. Freeport-McMoRan, a leader in the copper mining industry and a strong support for performance in 2003, also declined both because of problems at one of its mines and because of fears of an economic slowdown in China, an important importer of copper. We increased our investment in the company because of its attractive price. We also believed it experienced some short-term production problems that would be resolved.

Q:   What is your investment outlook?

A: We are cautious about the near-term opportunities in the domestic stock market, as stock valuations appear relatively expensive and the Federal Reserve Board has moved to a less accommodating monetary policy. The home refinancing boom of the past two years may hurt the future earnings of banks, while the technology industry faces a number of challenges, from pricing pressure on its products to calls to change the way many companies have treated stock options in their accounting. Health care stocks, however, appear to be more reasonably valued. Given this outlook, we are paying very strict attention to our analysis and selection of individual companies. We also have somewhat reduced our exposure to the domestic stock market with investments in Europe and the emerging markets. We have, for example, increased our position in Vodafone, the world's largest wireless communications service company, and we have added small holdings from Korea, Taiwan and Israel.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

PIONEER VALUE FUND
Performance Update 3/31/04 Class A Shares



Share Prices and Distributions



                                                  3/31/04             9/30/03
                                                  $18.72              $16.25
Distributions per Share     Net              Short-Term          Long-Term
(10/1/03 - 3/31/04)         Investment       Capital Gains       Capital Gains
                            Income
                            $0.0783          $    -              $0.0404



Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Value Fund at public offering price, compared to that of the Russell 1000 Value Index.


[DATA BELOW IS REPRESENTED BY A LINE CHART IN THE ORIGINAL REPORT]

Value of $10,000 Investment

        Pioneer         Russell
        Value           1000 Value
        Fund*           Index

3/94     9425           10000
9/94    10095           10321
        12105           13181
9/96    13580           15546
        19820           22124
9/98    15069           22921
        16857           27213
9/00    19604           29369
        17864           26998
9/02    14867           22422
        18277           27884
3/04    21198           32805


Average Annual Total Returns
(As of March 31, 2004)



Period       Net Asset Value     Public Offering Price*
--------------------------------------------------------
10 Years            8.44%                  7.80%
5 Years             4.80                   3.56
1 Year             37.69                  29.75



All returns reflect investment of distributions at net asset value.

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period.

The Russell 1000 Value Index is a measure of the performance of the value-oriented stocks in the Russell 1000 Index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any index.

Data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site www.pioneerfunds.com.

Portfolio Management's Discussion 3/31/04

     The stock market continued to rise through the final quarter of 2003 and into this year, then took a modest breather late in this year's first quarter. The period favored the Fund's value discipline, as value stocks in general outperformed their growth counterparts. In the following discussion, portfolio manager Rod Wright describes those events and the decisions that affected Pioneer Value Fund's performance over the last six months.

Q:   Please describe the investment background over the last six months.

A: As the economic recovery gathered strength, investors were encouraged by the increase being reported in corporate profits. Fueling the recovery in large measure were the lowest short-term interest rates in over 40 years and broad federal income tax cuts that put added cash into the hands of individuals and businesses. However, the markets stalled in March, as unemployment remained stubbornly high despite the continued economic expansion. Renewed geopolitical concerns and a dip in consumer confidence added to market uncertainty. Consumers account for more than half of US economic activity, and any pullback in their spending is taken as a negative sign.

Q:   How did Pioneer Value Fund perform against that background?

A: For the six months ended March 31, 2004, Pioneer Value Fund's Class A, B, C and R shares had total returns at net asset value of 15.98%, 15.30%, 15.27% and 15.82%, respectively. In comparison, the Russell 1000 Value Index, the Fund's benchmark, returned 17.65% for the same period. The Fund's Lipper Large-Cap Value peers returned 15.94% for the six months ended March 31, 2004.

Q:   Which of your decisions or strategies had the most impact on performance?

A: Stock selection was generally favorable over this period, but sector emphasis hurt results, accounting for the Fund's relative underperformance versus the benchmark. In particular, we were underweight compared to our benchmark in financial stocks, a decision based on our expectation that interest rates would begin to rise and put pressure on the earnings of financial companies. But rates stayed low, and financials were one of the market's better-performing sectors over this period. A number of mergers within the industry also pushed up prices. In addition, the stronger economy had a positive impact on credit quality, favoring lending institutions. Countrywide Financial, a mortgage lender, was the Fund's biggest gainer among financial issues. Countrywide rose on news of surprisingly strong earnings as mortgage rates remained low and home refinancings continued. Citigroup, the Fund's largest holding, also rose during the period.

Q:   What other decisions or strategies had an impact on performance?

A: Our overweight commitment to energy stocks aided results, as rising oil prices boosted their profit outlook. Successful stock selection added to the Fund's strong performance in this sector. Suncor Energy, which extracts oil from oil-bearing sands by means of a costly process, benefited when oil prices reached levels that allowed for profitable operations. Transocean Inc., a leading offshore drilling company, also saw increased activity as oil prices moved higher. Utilities companies generally added to Fund results, but Dominion Resources underperformed. Results benefited from good stock selection in the telecommunications sector, an area in which we maintained a neutral weighting compared to the benchmark. AT&T Wireless was a standout performer, rising sharply when news broke of its pending acquisition by Cingular. In technology, Motorola rose when operating results improved for the first time in three years. Strategic steps by Motorola's new management, including sale of the company's semiconductor unit, also benefited results. Tyco International, a diversified industrial company, rose as disciplined new management distanced the company from earlier problems, eliminated some non-essential business units and strengthened the firm's balance sheet by cutting outstanding debt. Another industrial company, Waste Management, rose on the basis of a successful turnaround. Management cut costs and upgraded systems while successfully integrating a number of acquisitions. The growing economy also boosted results, as waste volumes are tied to the level of business activity.

     In healthcare, Wellpoint Health Networks, a leading managed-care company, rose on the basis of earnings increases, increased market share and the imposition of higher premiums. Wellpoint has also agreed to merge with Anthem, another major health benefits company. In a related area, our overweight position in Merck hurt results; large pharmaceutical companies were laggards over the period.

Q:   Which of the Fund's other holdings held back results?

A: Shares of Freddie Mac (The Federal Home Loan Mortgage Corporation), an issuer of mortgage-backed securities, declined. Shares weakened when questions arose about its method of calculating earnings, raising the possibility of more stringent regulation and greater government involvement with its operations. Among industrial issues, the rising price of oil pulled down the Fund's transportation stocks.

     In addition, Southwest Airlines was hurt by an unresolved contract dispute with flight attendants. Donaldson Co., which manufactures filtration systems, declined following a disappointing earnings report.

Q:   What is your outlook for the economy and for value stocks?

A: We believe the economy will continue expanding in the months ahead. However, some of the good economic news we anticipate may already be reflected in stock prices. In addition, if the expansion begins to generate inflationary forces in the economy, the Federal Reserve Board is likely to raise interest rates, a move that would dampen investor enthusiasm. Nevertheless, we are still finding good values, and with corporate fundamentals strong and improving, we expect good returns on equities for the balance of this year.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

PIONEER MID CAP VALUE FUND
Performance Update 4/30/04 Class A Shares



Share Prices and Distributions



                                                  4/30/04             10/31/03
                                                  $23.77              $22.25
Distributions per Share     Net              Short-Term          Long-Term
(11/1/03 - 4/30/04)         Investment       Capital Gains       Capital Gains
                            Income
                            $0.0306          $0.1778             $0.3145



Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Mid Cap Value Fund at public offering price, compared to that of the Russell Midcap Value Index.


[DATA BELOW IS REPRESENTED BY A LINE CHART IN THE ORIGINAL REPORT]

Value of $10,000 Investment

        Pioneer         Russell
        Mid Cap         Midcap
        Value           Value
        Fund*           Index

4/94     9425           10000
        10544           10260
10/95   12581           12563
        14231           15222
10/97   17457           20163
        15932           21323
10/99   17529           22538
        21036           25211
10/01   21425           24866
        20141           24126
        26470           32199
4/04    28950           34870


Average Annual Total Returns
(As of April 30, 2004)



Period       Net Asset Value     Public Offering Price*
--------------------------------------------------------
10 Years            11.87%                 11.22%
5 Years              9.65                   8.37
1 Year              36.78                  28.89



All returns reflect reinvestment of distributions at net asset value.

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period.

Data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site www.pioneerfunds.com. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Portfolio Management Discussion 4/30/04

     Stock prices continued to climb during the six months ended April 30, 2004, although new worries about the direction of interest rate moves, and concerns about instability in Iraq, added to the volatility of the market. In the following discussion, Rod Wright, leader of the team that manages Pioneer Mid Cap Value Fund, provides an update on the Fund, its investment strategies and the economic environment during the six-month period.

Q:   How did the Fund perform?

A: The Fund did very well during a period of changing sentiment in the market. The Fund's Class A shares had a total return of 9.37% for the six months ended April 30, 2004, while Class B and Class C shares returned 8.89% and 8.85%, respectively, all at net asset value. During the same period, the Standard & Poor's 500 Index, a benchmark for large-cap stocks, rose by 6.27%, while the Russell Midcap Value Index gained 8.30%.

Q:   How would you characterize the market during the six months?

A: It was a period of volatility and shifting trends. During the first two months of the period -- the final two months of 2003 -- we saw a continuation of the pattern that had characterized much of the year. As optimism grew that the economy was finally emerging from its slump and that corporate profits would continue to increase, stock prices rose, led by lower quality companies with weaker balance sheets. Technology stocks typically were among the performance leaders. That pattern began to change and the market became more volatile in the early weeks of 2004, amid worries that interest rates were beginning to rise and that the situation in Iraq was more troublesome than earlier believed. Interest rates did rise substantially from the middle of March through the end of April, which undermined the valuations of many technology companies, as well as the stocks in sectors particularly sensitive to changes in interest rates, such as financial services and utilities. Fortunately, the Fund was well positioned for this change in the direction of interest rates. Our underweight positions among financial and utility companies helped performance, as did our de-emphasis of technology companies.

Q:   What types of investments tended to help performance?

A: Our strategy emphasizes fundamental analysis of companies and individual stock-picking, rather than major sector decisions based on macroeconomic trends. We seek good companies at attractive valuations, irrespective of their industry. The biggest single contributor to performance was sports retailer Foot Locker, a major holding, which posted strong earnings gains during the period. But we also enjoyed excellent results from our selections in the healthcare and energy sectors. In the health-care sector, top performers included medical-supply company Becton, Dickinson, and dental-supply company Apogent Technologies, which received a takeover offer during the period.

     Our investment in Wellpoint Health Networks, an HMO, also appreciated sharply as it merged with Anthem. In the energy sector, top performers included Transocean, a deepwater drilling company, and Occidental Petroleum, a fully integrated energy corporation. While the stock prices of many technology companies discouraged us from investing, we did have some excellent results in the sector, including NCR, a hardware and systems company, and Autodesk, a software firm. We also enjoyed excellent results from ConAgra, an agricultural products and food-processing firm, and Republic Services, a waste-disposal corporation.

Q:   What types of investments were disappointing during the period?

A: Basic materials companies, which had supported the Fund's performance during 2003, tended to detract from results as interest rates began to rise. A good example was mining company Freeport-McMoRan, which we have eliminated from the portfolio. Securities transaction processor Investment Technology Group declined when its trading volumes declined, while toy maker Mattel fell when analysts began doubting the continued strength of the Barbie line.

Q:   What is your investment outlook?

A: We continue to be encouraged by the strong economy and the inexpensive dollar, which helps domestic companies compete globally. While interest rates have started to increase and the Federal Reserve is expected to raise short-term rates this year, rates are likely to remain relatively low when compared to historical standards. However, the stock market has enjoyed an extraordinary rally since March 2003, and many companies already are selling at high valuations based on anticipations of strong future earnings growth. As a result, while we are optimistic about the economy, we are more guarded about opportunities in the overall market, and we will continue to emphasize strong companies with attractive stock valuations.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

PIONEER SMALL CAP VALUE FUND
Performance Update 5/31/04 Class A Shares



Share Prices and Distributions



                                                5/31/04             11/30/03
                                                $29.70              $27.10
Distributions per Share     Net            Short-Term          Long-Term
(12/1/03 - 5/31/04)         Investment     Capital Gains       Capital Gains
                            Income
                            $  -           $    -              $    -



Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment in Pioneer Small Cap Value Fund, at public offering price, compared to that of the Russell 2000 Value Index.


[DATA BELOW IS REPRESENTED BY A LINE CHART IN THE ORIGINAL REPORT]

Value of $10,000 Investment

        Russell         Pioneer
        2000            Small Cap
        Value           Value
        Index           Fund*

2/97    10000            9425
        12436           11206
11/98   11665            9282
        11499           11661
11/00   13142           13674
        15637           15851
11/02   15355           15192
        20714           19227
5/04    22024           21071


Average Annual Total Returns
(As of May 31, 2004)



Period             Net Asset Value     Public Offering Price*
--------------------------------------------------------------
Life-of-Class
 (2/28/97)                11.72%                 10.81%
5 Years                   14.37                  13.02
1 Year                    29.55                  22.08



All returns reflect reinvestment of distributions at net asset value.

* Reflects the deduction of the maximum 5.75% sales charge at the beginning of the period.

Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site www.pioneerfunds.com. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Russell 2000 Value Index is a measure of the performance of the value-oriented stocks in the Russell 2000 Index. You cannot invest directly in any index. Small-cap stocks may be subject to greater short-term price fluctuations than securities of larger companies.

Portfolio Management's Discussion 5/31/04

     A shift by investors away from speculative issues into higher quality, small-capitalization stocks helped Pioneer Small Cap Value Fund outperform its benchmark index over the past six months. In the following discussion, portfolio manager David Adams and assistant portfolio manager Jack McPherson review their investment strategies and the factors that led to these favorable results.

Q:   What were market conditions like over this period and how did you respond?

A. Strong growth in the last quarter of 2003 extended into this year as a broad-based economic recovery continued to take shape. At the same time, increased global demand pushed up prices for most commodities, triggering inflation concerns and increasing the possibility that the Federal Reserve Board will raise interest rates over the summer.

     We were rewarded over this period for staying with our long established investment discipline. Late in 2003, the Fund's results, although positive, nevertheless lagged the benchmark because we do not invest in the kinds of high-risk issues that were market leaders at the time. More recently, better quality issues that fit our criteria for valuation, financial strength and earnings potential have attracted the market's attention. By the end of the period, Fund performance had swung from trailing the benchmark because of stocks we did not own, to outperforming our benchmark thanks to successful stock selection.

Q:   Given that background, how did the Fund perform?

A. For the six-month period ended May 31, 2004, Pioneer Small Cap Value Fund's Class A, B, C and R shares returned 9.59%, 9.13% 9.09% and 9.59% respectively, all at net asset value. These results outdistanced the 6.32% return of the Russell 2000 Value Index, the Fund's benchmark, for the same period.

Q:   Which of your decisions aided Fund performance?

A. In our bottom-up process, our stock choices produce the portfolio's sector weightings. A shortage of attractive values and the possibility of higher interest rates left the portfolio underweighted in financial services companies compared to the benchmark. That stance helped performance, as many financial issues were poor performers. Also beneficial was our decision to downplay companies that are most vulnerable to higher rates -- thrifts that rely heavily on mortgage financing, and real estate investment trusts. Instead, we emphasized commercial banks that can gain earning power as economic activity pushes rates higher just when businesses are increasing their borrowing. We took profits in Irwin

     Financial, which has a large mortgage lending subsidiary. Texas Capital Bancshares and Virginia-based Cardinal Financial both are expected to benefit from the fallout of the merger activity taking place among the larger national banking companies, as well as the improving business environment for their small- and mid-size business customers.

     Overweighting and successful selection of energy stocks aided results as investors took notice of attractive valuations. Coal producer Massey Energy was the Fund's most successful holding over this period. Global energy demand drove up the price of Appalachian coal. In addition, as the US dollar weakened, the price of US coal fell in terms of foreign currencies, making the price of our coal competitive in world markets for the first time in years. Southwestern Energy, Penn Virginia and Swift Energy also moved higher.

Q:   What other sectors or stocks had an impact, for better or worse?

A. Our slightly overweight position in transportation stocks led to positive results that ran contrary to the industrials sector's trend. Stelmar Shipping, based in Greece, continues to benefit as available tanker capacity lags behind the demands of a growing world economy and not enough new ships are being built. In addition, a high percentage of Stelmar's fleet already meets the mandate for double-hulled ships, allowing it to charge premium rates. Genesee & Wyoming, which acquires and operates short line railroads in North America and Australia, saw a pickup in demand for hauling iron ore and coal as well as large harvests of grain in Australia. Genesee also has lower labor costs than some large railroads. We bought Wabtec, which makes components parts for railcars, at a low point in its business cycle. Shares moved higher when industrial growth began to absorb the oversupply of railcars and orders for new cars came in. Pediatrix Medical Group, which runs specialized neonatology practices in hospitals, continued to deliver good results, as did Pacificare Health Systems, a leading Medicare HMO. Chattem, marketer of Gold Bond, Icy Hot and other consumer healthcare brands, rebounded sharply after resolving pending litigation. In commercial services, our patience with Central Parking was rewarded as the better economic environment and the return of the company founder in the role of CEO has begun to have a positive impact on their business. But PRG Schultz, which provides specialized auditing services, continued to wrestle with merger related problems. Technology, where our relatively small exposure hurt results, was also a disappointment. Remec, a maker of microwave and other wireless transmission equipment, ran afoul of internal problems and is undergoing a management shakeup. We believe Remec's core business is solid and that a new management team enhances its outlook. Shares of software maker SPSS fell back, while Borland Software continued to tread water. Insight Enterprises, a distributor of computers and peripherals to mid-sized businesses, slipped back slightly following a very strong run late last year and into the beginning of this year. We think Insight remains an attractive way to capitalize on possible increases in corporate technology spending. Insituform's sewer maintenance business continued to feel the constraints of tight municipal budgets. Our performance among insurance stocks trailed the benchmark.

Q:   What is your outlook for the next several months?

A. The economic recovery has by now benefited most sectors of the market. But it is not yet clear whether the expansion is merely satisfying pent-up demand or we are at the beginning of a sustained period of growth. High prices for industrial and other commodities give pause, as inflation remains a threat to the recovery. The upcoming presidential election and geopolitical tensions may also have unforeseeable market impacts. Nevertheless, we continue to find good companies that seem mispriced in the marketplace, given their potential for earnings expansion over the next two or three years.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                              PIONEER BALANCED FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                October 25, 2004

     This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the related combined Proxy Statement and Prospectus (also dated October 25, 2004) which covers Investor Class shares of Pioneer Balanced Fund to be issued in exchange for shares of Safeco Balanced Fund, a series of Safeco Common Stock Trust. Please retain this Statement of Additional Information for further reference.

     The Prospectus is available to you free of charge (please call 1-800-407-7298).

INTRODUCTION..................................................................2

EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE..............................2

ADDITIONAL INFORMATION ABOUT PIONEER BALANCED FUND............................2

      FUND HISTORY............................................................2

      DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS........................2

      MANAGEMENT OF THE FUND..................................................3

      CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.....................3

      INVESTMENT ADVISORY AND OTHER SERVICES..................................3

      BROKERAGE ALLOCATION AND OTHER PRACTICES................................3

      CAPITAL STOCK AND OTHER SECURITIES......................................3

      PURCHASE, REDEMPTION AND PRICING OF SHARES..............................3

      TAXATION OF THE FUND....................................................3

      UNDERWRITERS............................................................3

      CALCULATION OF PERFORMANCE DATA.........................................3

      FINANCIAL STATEMENTS....................................................3

                                  INTRODUCTION

     This Statement of Additional Information is intended to supplement the information provided in a combined Proxy Statement and Prospectus dated October 25, 2004 (the "Proxy Statement and Prospectus") relating to the proposed reorganization of Safeco Balanced Fund, a series of Safeco Common Stock Trust, into Pioneer Balanced Fund and in connection with the solicitation by the management of Safeco Common Stock Trust of proxies to be voted at the Meeting of Shareholders of Safeco Balanced Fund to be held on December 8, 2004.

                EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE

         The following documents are incorporated herein by reference, unless otherwise indicated. Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this Statement of Additional Information.

1. Pioneer Balanced Fund's statement of additional information for Class A, B and C shares, dated April 30, 2004 (the "SAI") (File No. 2-28273), as filed with the Securities and Exchange Commission on April 29, 2004 (Accession No. 0001016964-04-000117) is incorporated herein by reference.

2. Pioneer Balanced Fund's Annual Report for the fiscal year ended December 31, 2003 (File No. 811-01605), as filed with the Securities and Exchange Commission on March 5, 2004 (Accession No.
         0000812195-04-000010) is incorporated herein by reference.

3. Pioneer Balanced Fund's Semi-Annual Report for the period ended June 30, 2004 (File No. 811-01605), as filed with the Securities and Exchange Commission on August 31, 2004 (Accession No.
         0001143607-04-000003) is incorporated by reference.

4. Safeco Common Stock Trust's statement of additional information, dated April 30, 2004 (File No. 33-36700), as filed with the Securities and Exchange Commission on April 29, 2004 (Accession No.
         0001193125-04-072454) is incorporated herein by reference.

5. Safeco Balanced Fund's Annual Report for the fiscal year ended December 31, 2003 (File No. 811-06167), as filed with the Securities and Exchange Commission on February 26, 2004 (Accession No.
         0001193125-04-030270) is incorporated herein by reference.

6. Safeco Balanced Fund's Semi-Annual Report for the period ended June 30, 2004 (File No. 811-06167), as filed with the Securities and Exchange Commission on August 26, 2004 (Accession No. 0001193125-04-147286) is incorporated by reference.

                          ADDITIONAL INFORMATION ABOUT
                              PIONEER BALANCED FUND

FUND HISTORY

     For additional information about Pioneer Balanced Fund generally and its history, see "Fund History" in the SAI.

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

     For additional information about Pioneer Balanced Fund's investment objective, policies, risks and restrictions, see "Investment Policies, Risks and Restrictions" in the SAI.

MANAGEMENT OF THE FUND

     For additional information about Pioneer Balanced Fund's Board of Trustees and officers, see "Trustees and Officers" in the SAI.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     For additional information, see "Annual Fee, Expense and Other Information
- Share ownership."

INVESTMENT ADVISORY AND OTHER SERVICES

     For additional information, see "Investment Adviser," "Shareholder Servicing/Transfer Agent," "Custodian" and "Independent Auditors" in Pioneer Balanced Fund's SAI.

BROKERAGE ALLOCATION AND OTHER PRACTICES

     For additional information about the Pioneer Balanced Fund's brokerage allocation practices, see "Portfolio Transactions" in the SAI.

CAPITAL STOCK AND OTHER SECURITIES

     For additional information about the voting rights and other characteristics of shares of beneficial interest of Pioneer Balanced Fund, see "Description of Shares" in the SAI.

PURCHASE, REDEMPTION AND PRICING OF SHARES

     For additional information about purchase, redemption and pricing of shares of Pioneer Balanced Fund, see "Sales Charges," "Redeeming Shares," "Telephone and Online Transactions" and "Pricing of Shares" in the SAI.

TAXATION OF THE FUND

     For additional information about tax matters related to an investment in Pioneer Balanced Fund, see "Tax Status" in the SAI.

UNDERWRITERS

     For additional information about the Pioneer Balanced Fund's principal underwriter and distribution plans, see "Principal Underwriter and Distribution Plans" and "Sales Charges" in the SAI.

CALCULATION OF PERFORMANCE DATA

     For additional information about the investment performance of Pioneer Balanced Fund, see "Investment Results" in the SAI.

FINANCIAL STATEMENTS

     For additional information, see "Financial Statements" in Pioneer Balanced Fund's SAI.

PIONEER BALANCED FUND
PRO FORMA
Schedule of Investments (a)
December 31, 2003
(Unaudited) (Amounts in Thousands except amounts in percents)


               Safeco.
  Pioneer     Balanced    Pro Forma
  Balanced      Fund      Combined    Pioneer
Fund Shares    Shares      Shares     Ratings
----------- ----------- ----------- -----------

                                                  COMMON STOCKS
                                                  Energy
                                                  Integrated Oil & Gas
               3,500       3,500                  BP, Plc (A.D.R.)
               4,700       4,700                  ChevronTexaco Corp.
               2,901       2,901                  ConocoPhillips
  23,100       9,876      32,976                  Exxon Mobil Corp.
               3,000       3,000                  Royal Dutch Petroleum Co. (A.D.)

                                                  Oil and Gas Drilling
  31,700                  31,700                  Encana Corp.
 107,400                 107,400                  ENSCO International, Inc.
  81,400                  81,400                  Varco International, Inc.*

                                                  Oil & Gas Exploration & Production
  36,376                  36,376                  Devon Energy Corp.
                                                  Total Energy

                                                  Materials

                                                  Aluminum
               3,400       3,400                  Alcoa, Inc.

                                                  Diversified Chemicals
               3,700       3,700                  DuPont (E.I.) de Nemours & Co.

                                                  Industrial Gases
               7,600       7,600                  Praxair, Inc.

                                                  Metal & Glass Containers
               1,700       1,700                  Ball Corp.

                                                  Precious Metals & Minerals
  88,400                  88,400                  Newmont Mining Corp.

                                                  Total Materials


               Pioneer          Safeco        Pro Forma
 % of Net   Balanced Fund    Balanced Fund     Combined
  Assets     Market Value     Market Value   Market Value
----------  --------------   -------------- --------------

 64.3%
  6.7%
  1.5%
            $              $        173    $      173
                                    406           406
                                    190           190
                    947             405         1,352
                                    157           157
           ------------------------------------------------

            $       947    $      1,331    $    2,278
           ------------------------------------------------
  3.8%
            $     1,250    $               $    1,250
                  2,918                         2,918
                  1,679                         1,679
           ------------------------------------------------
            $     5,848    $               $    5,848
           ------------------------------------------------

  1.4%
            $     2,083    $               $    2,083
           ------------------------------------------------
            $     8,878    $      1,331    $   10,209
           ------------------------------------------------
  3.3%
  0.1%

            $              $        129    $      129
           ------------------------------------------------
 0.1%
            $              $        170    $      170
           ------------------------------------------------
 0.2%
            $              $        290    $      290
           ------------------------------------------------
 0.1%
            $              $        101    $      101
           ------------------------------------------------
 2.8%
            $     4,297    $               $    4,297
           ------------------------------------------------
            $     4,297    $        690    $    4,987
           ------------------------------------------------

               Safeco
  Pioneer     Balanced    Pro Forma
  Balanced      Fund      Combined    Pioneer
Fund Shares    Shares      Shares     Ratings
----------- ----------- ----------- -----------

                                                  Capital Goods
                                                  Aerospace & Defense
  39,500       1,000      40,500                  Northrop Grumman Corp.
               2,400       2,400                  United Technologies Corp.

                                                  Construction & Farm Machinery & Heavy Trucks
                 800         800                  PACCAR, Inc.

                                                  Electrical Component & Equipment
               2,500       2,500                  Hubbell, Inc. (Class B)
  28,900                  28,900                  Molex, Inc. (Class A)

                                                  Industrial Conglomerates
               7,800        7,800                 General Electric Co.

                                                  Industrial Machinery
               2,400       2,400                  Ingersoll-Rand Co. (Class A)
                                                  Total Capital Goods

                                                  Commercial Services & Supplies
                                                  Diversified Commercial Services
  13,000                  13,000                  Cintas Corp.

                                                  Office Services & Supplies
               3,800       3,800                  Pitney Bowes, Inc.
                                                  Total Commercial Services & Supplies
                                                  Transportation
                                                  Air Freight & Logistics

                                                  Railroads
               1,000        1,000                 Union Pacific Corp.

                                                  Trucking


               Pioneer          Safeco        Pro Forma
 % of Net   Balanced Fund    Balanced Fund     Combined
  Assets     Market Value     Market Value   Market Value
----------  --------------   -------------- --------------

3.6%

2.7%
         $     3,776    $       96    $     3,872
                               227            227
        --------------------------------------------
0.0%
         $               $      68    $        68
        --------------------------------------------
0.6%
         $               $     110    $       110
                 849                          849
        --------------------------------------------
         $       849     $     110    $       959
        --------------------------------------------
0.2%
         $               $     242    $       242
        --------------------------------------------
0.1%
         $               $     163    $       163
        --------------------------------------------
         $     4,625     $     906    $     5,531

0.5%
0.4%
         $       652     $            $       652
        --------------------------------------------
0.1%
         $               $     154    $       154
        --------------------------------------------
         $       652     $     154    $       806
        --------------------------------------------
1.5%
0.1%

0.0%
         $                $     69    $        69
        --------------------------------------------
1.4%


               Safeco.
  Pioneer     Balanced    Pro Forma
  Balanced      Fund      Combined    Pioneer
Fund Shares    Shares      Shares     Ratings
----------- ----------- ----------- -----------

  27,300                  27,300                  United Parcel Service
               2,700       2,700                  United Parcel Service, Inc. (Class B)

                                                  Total Transportation

                                                  Media
                                                  Broadcasting & Cable TV
  10,200                  10,200                  Clear Channel Communications, Inc.
  28,900                  28,900                  Comcast Corp.*

                                                  Movies & Entertainment
  33,100                  33,100                  Viacom, Inc. (Class B)
               3,000       3,000                  Viacom, Inc. (Class B)
               4,200       4,200                  Walt Disney Co.

                                                  Publishing
               2,200       2,200                  Gannett Co., Inc.
   2,100                   2,100                  McGraw-Hill Co., Inc.

                                                  Total Media

                                                  Retailing
                                                  Department Stores
               3,700       3,700                  Nordstrom, Inc.

                                                  Home Improvement Retail
               5,500       5,500                  Home Depot, Inc.

                                                  General Merchandise Store
 108,800                 108,800                  Family Dollar Stores, Inc.
               3,900       3,900                  Target Corp.

                                                  Total Retailing

               Pioneer          Safeco        Pro Forma
 % of Net   Balanced Fund    Balanced Fund     Combined
  Assets     Market Value     Market Value   Market Value
----------  --------------   -------------- --------------

          $     2,035     $            $     2,035
          ------------------------------------------------
          $               $     201    $       201
          ------------------------------------------------
          $     2,035     $     270    $     2,305
          ------------------------------------------------
2.3%
1.0%
          $       478     $            $       478
          $       904                  $       904
          ------------------------------------------------
          $     1,382     $     --     $     1,382
          ------------------------------------------------
1.0%
          $     1,469     $            $     1,469
                                133            133
                                 98             98
          ------------------------------------------------
          $     1,469     $     231    $     1,700
          ------------------------------------------------
0.2%
          $               $     196    $       196
                  147                          147
          $       147     $     196    $       343
          ------------------------------------------------
          $     2,997     $     427    $     3,424
          ------------------------------------------------
2.9%
0.1%
          $               $     127    $       127
          ------------------------------------------------
0.1%
          $               $     195    $       195
          ------------------------------------------------
2.7%
          $     3,904     $            $     3,904
          ------------------------------------------------
          $     3,904     $     150    $     4,054
          ------------------------------------------------
          $     3,904     $     472    $     4,376
          ------------------------------------------------


               Safeco.
  Pioneer     Balanced    Pro Forma
  Balanced      Fund      Combined    Pioneer
Fund Shares    Shares      Shares     Ratings
----------- ----------- ----------- -----------
                                                  Food & Drug Retailing
                                                  Drug Retail
  25,000                  25,000                  CVS Corp.

                                                  Food Distributors
               4,100       4,100                  SYSCO Corp.

                                                  Food Retail
  65,100                  65,100                  Wm. Wrigley Jr. Co.
               7,200       7,200                  Kroger Co. *

                                                  Hypermarkets & Supercenters
  22,100                  22,100                  Wal-Mart Stores, Inc.
               3,100       3,100                  Costco Wholesale Corp. *

                                                  Total Food & Drug Retailing

                                                  Food, Beverage & Tobacco
                                                  Distillers & Vintners
  72,900                  72,900                  Anheuser-Busch Companies, Inc.

                                                  Packaged Foods & Meats
               5,400       5,400                  Kraft Foods, Inc. (Class A)

                                                  Soft Drinks
  37,800                  37,800                  The Coca-Cola Co.
  31,400       3,100      34,500                  PepsiCo, Inc.

                                                  Total Food, Beverage & Tobacco

                                                  Household & Personal Products
                                                  Household Products
  40,300                  40,300                  Estee Lauder Co.
               4,900       4,900                  Kimberly-Clark Corp.

               Pioneer          Safeco        Pro Forma
 % of Net   Balanced Fund    Balanced Fund     Combined
  Assets     Market Value     Market Value   Market Value
----------  --------------   -------------- --------------

4.0%
0.6%
           $        903     $            $        903
           -----------------------------------------------
0.1%
           $                $     153    $        153
           -----------------------------------------------
2.5%
           $      3,659     $            $      3,659
           -----------------------------------------------
                                  133             133
           -----------------------------------------------
           $      3,659     $     133    $      3,792
           -----------------------------------------------
0.8%
           $      1,172     $            $      1,172
           -----------------------------------------------
           $      1,172     $     115    $      1,287
           -----------------------------------------------
           $      5,735     $     401    $      6,136
           -----------------------------------------------
5.0%
2.5%
           $      3,840     $            $      3,840
           -----------------------------------------------
0.1%
           $                $     174    $        174
           -----------------------------------------------
2.3%       $      1,918     $            $      1,918
                  1,464           145           1,609
           -----------------------------------------------
           $      3,382     $     145    $      3,527
           -----------------------------------------------
           $      7,223     $     319    $      7,542
           -----------------------------------------------
4.0%
1.3%
           $      1,582     $            $      1,582
                                  290             290
           -----------------------------------------------


               Safeco.
  Pioneer     Balanced    Pro Forma
  Balanced      Fund      Combined    Pioneer
Fund Shares    Shares      Shares     Ratings
----------- ----------- ----------- -----------

               1,100       1,100                  Procter & Gamble Co.
                                                  Personal Products
 111,300                 111,300                  Gillette Co.
                                                  Total Household & Personal Products

                                                  Health Care Equipment & Services
                                                  Health Care Distributors
  36,700                  36,700                  Cardinal Health, Inc.
               3,100       3,100                  McKesson Corp.
  80,000                  80,000                  Wyeth

  65,000                  65,000                  Biomet, Inc.
                                                  Total Health Care Equipment & Services

                                                  Pharmaceuticals & Biotechnology
                                                  Biotechnology
   8,568                   8,568                  Amgen, Inc. *
                                                  Pharmaceuticals
               3,900       3,900                  Abbott Laboratories
               1,400       1,400                  Eli Lilly & Co.
  18,900                  18,900                  Merck & Co., Inc.
 141,041       5,080     146,121                  Pfizer, Inc.
               3,400       3,400                  Wyeth

                                                  Total Pharmaceuticals & Biotechnology

                                                  Banks
                                                  Diversified Banks
               2,600       2,600                  Bank of America Corp.
               4,000       4,000                  Hibernia Corp. (Class A)
              12,820      12,820                  U.S. Bancorp
               4,600       4,600                  Wachovia Corp.
               5,600       5,600                  Wells Fargo & Co.

               Pioneer          Safeco        Pro Forma
 % of Net   Balanced Fund    Balanced Fund     Combined
  Assets     Market Value     Market Value   Market Value
----------  --------------   -------------- --------------

                               110             110
           $    1,582     $    400    $      1,982
           ---------------------------------------
2.7%
           $    4,088     $           $      4,088
           ---------------------------------------
           $    5,670     $    400    $      6,070
           ---------------------------------------
5.3%
3.8%
           $    2,245     $           $      2,245
                               100             100
                3,396                        3,396
           ---------------------------------------
           $    2,367     $           $      2,367
           ---------------------------------------
           $    8,007     $    100    $      8,107
           ---------------------------------------
4.6%
0.3%
           $      530     $           $        530
           ---------------------------------------
4.2%
           $              $    182    $        182
                                98              98
                  873                          873
                4,983          179           5,162
                               144             144
           ---------------------------------------
           $    5,856     $    603    $      6,459
           ---------------------------------------
           $    6,386     $    603    $      6,989
1.0%
0.8%
           $              $    209    $        209
                                94              94
                               382             382
                               214             214
                               330             330
           ---------------------------------------
           $        -     $  1,229    $      1,229



               Safeco.
  Pioneer     Balanced    Pro Forma
  Balanced      Fund      Combined    Pioneer
Fund Shares    Shares      Shares     Ratings
----------- ----------- ----------- -----------

                                                  Thrifts & Mortgage Finance
               1,400       1,400                  Federal National Mortgage Association
               5,550       5,550                  Washington Mutual, Inc.

                                                  Total Banks

                                                  Diversified Financials
                                                  Asset Management & Custody Banks
  16,500       5,900      22,400                  The Bank of New York Co., Inc.
               3,700       3,700                  State Street Corp.

                                                  Consumer Finance
  36,700       3,900      40,600                  American Express Co.

                                                  Diversified Financial Services
               8,000       8,000                  Citigroup, Inc.
               5,100       5,100                  J.P. Morgan Chase & Co.

                                                  Investment Banking & Brokerage
               3,500       3,500                  Morgan Stanley
                                                  Total Diversified Financials

                                                  Insurance
                                                  Multi-Line Insurance
               5,000       5,000                  American International Group, Inc.
               5,000       5,000                  Hartford Financial Services Group, Inc.

                                                  Property & Casualty Insurance
   1,600                   1,600                  Berkshire Hathaway, Inc. (Class B)
  40,900                  40,900                  Progressive Corp.
              15,600      15,600                  Travelers Property Casualty Corp. (Class B)

                                                  Total Insurance

               Pioneer          Safeco        Pro Forma
 % of Net   Balanced Fund    Balanced Fund     Combined
  Assets     Market Value     Market Value   Market Value
----------  --------------   -------------- --------------

 0.2%
             $             $     105     $       105
                                 223             223
             ----------------------------------------
             $       -     $     328     $       328
                                                 ---
             $       -     $   1,557     $     1,557
                                               -----
 2.4%
 0.6%
             $     546     $     195     $       741
                    --           193             193
                                                 ---
             $     546     $     388     $       934
                                                 ---
 1.3%
             $   1,770     $     188     $     1,958

  0.4%
             $             $     388     $       388
                                                 ---
                                 187             187
                                                 ---
             $      --     $     575     $       575
 0.1%
             $             $     203     $       203
                                                 ---
             $   2,317     $   1,354     $     3,671
                                               -----
 5.8%
 0.4%
             $             $     331     $       331
                                 295             295
                                                 ---
             $             $     626     $       626
                                                 ---
 5.4%
             $   4,504     $             $     4,504
                 3,419                         3,419
                    --           265             265
                                               -----
             $   7,923     $     265     $     8,188
                                               -----
             $   7,923     $     891     $     8,814
                                               -----

               Safeco.
  Pioneer     Balanced    Pro Forma
  Balanced      Fund      Combined    Pioneer
Fund Shares    Shares      Shares     Ratings
----------- ----------- ----------- -----------

                                                  Software & Services
                                                  Application Software
 100,400       3,600     104,000                  Microsoft Corp.
  95,600                  95,600                  Symantec Corp.*

                                                  Data Processing & Outsourced Services
  94,600       1,500      96,100                  First Data Corp.
                                                  Total Software & Services

                                                  Technology Hardware & Equipment
                                                  Communication Equipment
               6,000        6,000                 Nokia Oyj (A.D.R.)

                                                  Computer Hardware
               1,900       1,900                  Dell, Inc. *
               1,100       1,100                  Diebold, Inc.
 145,700       3,600       149,300                Hewlett-Packard Co.
               2,100       2,100                  International Business Machines Corp.

                                                  Technology Distributors
               2,500       2,500                  Agilent Technologies, Inc. *
                                                  Total Technology Hardware & Equipment

                                                  Semiconductors
                                                  Semiconductor Equipment
               3,700       3,700                  Applied Materials, Inc. *

                                                  Semiconductors
  27,300       2,900      30,200                  Intel Corp.
               3,500       3,500                  Texas Instruments, Inc.

                                                  Total Semiconductors

               Pioneer          Safeco        Pro Forma
 % of Net   Balanced Fund    Balanced Fund     Combined
  Assets     Market Value     Market Value   Market Value
----------  --------------   -------------- --------------

6.7%
4.1%
           $    2,765           $   99       $    2,864
                3,313                             3,313
                                                  -----
           $    6,078           $   99       $    6,177
                                                  -----
2.6%
           $    3,887           $   62       $    3,949
                                                  -----
           $    9,965           $  161       $   10,126

2.6%
0.1%
           $       --           $  102       $      102
                                                    ---
2.5%
           $                    $   65       $       65
                                    59               59
                3,347               83            3,430
                                   195              195
                                                  -----
           $    3,347           $  402       $    3,749
                                                  -----
0.0%
           $                    $   73       $       73
                                                  -----
           $    3,347           $  577       $    3,924
                                                  -----
0.8%
0.1%
           $       --           $   83       $       83

0.7%
           $      879           $   93       $      972
                    -              103              103
                                                  -----
           $      879           $  196       $    1,075
                                                  -----
           $      879           $  279       $    1,158
                                                  -----

               Safeco.
  Pioneer     Balanced    Pro Forma
  Balanced      Fund      Combined    Pioneer
Fund Shares    Shares      Shares     Ratings
----------- ----------- ----------- -----------

                                                  Telecommunication Services
                                                  Integrated Telecommunication Services
               4,100       4,100                  ALLTEL Corp.
               3,400       3,400                  BellSouth Corp.
               4,400       4,400                  CenturyTel, Inc.
               9,600       9,600                  SBC Communications, Inc.
               7,514       7,514                  Verizon Communications
                                                  Total Telecommunication Services

                                                  Automobiles & Components
                                                  Automobile Manufacturers
               2,200       2,200                  General Motors Corp.
                                                  Total Automobiles & Components

                                                  Utilities
                                                  Electric Utilities
               2,000       2,000                  Exelon Corp.
               4,200       4,200                  FirstEnergy Corp.
               3,200       3,200                  Southern Co.

                                                  Multi-Utilities & Unregulated Power
               7,700       7,700                  NiSource, Inc.
                                                  Total Utilities

                                                  Real Estate
                                                  Real Estate Investment Trusts
               2,500       2,500                  Alexandria Real Estate Equities, Inc.
               3,600       3,600                  Liberty Property Trust
                                                  Total Real Estate

                                                  Consumer Durables & Apparel
                                                  Home Furnishings
               7,700       7,700                  Leggett & Platt, Inc.
                                                  Total Consumer Durables & Apparel

               Pioneer          Safeco        Pro Forma
 % of Net   Balanced Fund    Balanced Fund     Combined
  Assets     Market Value     Market Value   Market Value
----------  --------------   -------------- --------------

     0.6%
     0.6%
             $                 $      191    $       191
                                       96             96
                                      144            144
                                      250            250
                                      264            264
                                             -----------
             $          -      $      945    $       945
                                             -----------
     0.1%
     0.1%
             $                 $      117    $       117
                                             -----------
             $          -      $      117    $       117
                                             -----------
     0.4%
     0.2%
             $                 $      133    $       133
                                      148            148
                                       97             97
                                             -----------
             $          -      $      378    $       378
                                             -----------
     0.1%
             $                 $      169    $       169
                                             -----------
             $          -      $      547    $       547
                                             -----------
     0.2%
     0.2%
             $                 $      145    $       145
                                      140            140
                                             -----------
             $          -      $      285    $       285
                                             -----------
     0.1%
     0.1%
             $          -      $      167    $       167
                                             -----------
             $          -      $      167    $       167
                                             -----------

               Safeco.
  Pioneer     Balanced    Pro Forma
  Balanced      Fund      Combined    Pioneer
Fund Shares    Shares      Shares     Ratings
----------- ----------- ----------- -----------

                                               TOTAL COMMON STOCKS
                                               Common Stocks (At Cost)

   Pioneer                                Pro Forma        Pioneer
Balanced Fund       Safeco Balanced       Combined          S&P/
  Principal         Fund Principal        Principal        Moody's
    Amount              Amount              Amount         Ratings
-------------       ---------------      -----------      ----------

                                                                          ASSET BACKED SECURITIES
                                                                          Transportation 0.0%
                                                                          Airlines 0.0%
$    13,072                            $    13,072            AA-         Continential Airlines,  6.648%,
                                                             /Baa1        9/15/17

                                                                          Diversified Financials
                                                                          Consumer Finance
                 $    50,046           $    50,046                        Americredit Automobile
                                                                          Receivables Trust, 1.41%,
                                                                          12/12/07

                      70,000                70,000                        MBNA Credit Card Master
                                                                          Note Trust, 1.26%, 12/15/08

                                                                          Other Diversified Finance
                                                                          Services
    284,728                                 284,728          BBB-/Baa2    PF Export Rec., 6.44%,
                                                                          6/1/15 (144A)

                                                                          TOTAL ASSET BACKED
                                                                          SECURITIES

                                                                          ASSET BACKED SECURITIES
                                                                          (At Cost)

                                                                          CORPORATE BONDS
                                                                          Energy
                                                                          Integrated Oil & Gas
    120,000                                120,000          BBB+/B        Occidental Petroleum, 6.75%,
                                                               aa1        1/15/12

                                              Pro Forma
% of         Pioneer          Safeco           Combined
 Net      Balanced Fund    Balanced Fund        Market
Assets     Market Value    Market Value         Value
------   ------------------------------------------------
          $     84,838     $     12,953    $     97,791
         ------------------------------------------------
          $     71,553     $     10,848    $     82,401
         ------------------------------------------------

               Pioneer          Safeco        Pro Forma
 % of Net   Balanced Fund    Balanced Fund     Combined
  Assets     Market Value     Market Value   Market Value
----------  --------------   -------------- --------------

0.3%

0.0%
0.0%

           $    13           $                 $    13

           --------------------------------------------
           $    13           $                 $    13
           --------------------------------------------
0.1%
0.1%
           $                 $      50         $    50

                                    70              70

           --------------------------------------------
           $      -          $     120         $   120
           --------------------------------------------
0.2%              -

           $    290          $                 $   290
           --------------------------------------------
           $    303          $     120         $   423
           --------------------------------------------
           $    295          $     120         $   415
           --------------------------------------------

14.2%

           $    135          $                 $   135
           --------------------------------------------

   Pioneer                                Pro Forma        Pioneer
Balanced Fund       Safeco Balanced       Combined          S&P/
  Principal         Fund Principal        Principal        Moody's
    Amount              Amount              Amount         Ratings
-------------       ---------------      -----------      ----------

                     $    65,000      $     65,000                       Pemex Project Funding
                                                                         Master Trust, 9.125%,
                                                                         10/13/10

$   150,000                                150,000           A-/A3       Philips Petroleum Co.,
                                                                         8.75%, 5/25/10
                          15,000            15,000                       USX Corp., 6.85%, 3/01/08

                                                                         Oil & Gas Equipment And
                                                                         Services
    300,000                                300,000            BBB/       Seacor Smit Inc., 5.875%,
                                                              Baa3       10/1/12

                                                                         Total Energy

                                                                         Materials
                                                                         Diversified Metals & Mining
    425,000                                425,000            BBB-/      Inco Ltd., 7.2%, 9/15/32
                                                              Baa

                                                                         Fertilizers & Agricultral
                                                                         Chemicals

                     $    30,000            30,000                       Potash Corp. of
                                                                         Saskatchewan, Inc., 4.875%,
                                                                         3/01/13

                                                                         Forest Products

                          40,000            40,000                       Weyerhaeuser Co., 5.50%,
                                                                         3/15/05

                                                                         Metal & Glass Containers

    125,000                                125,000            BBB/       Tenneco Packaging, 8.125%,
                                                              Baa2       6/15/17

                                                                         Paper Products

    250,000                                250,000            BB+/       Abitibi-Consolidated, Inc.,
                                                              Ba3        6.95%, 4/1/08

                                                                         Specialty Chemicals

               Pioneer          Safeco        Pro Forma
 % of Net   Balanced Fund    Balanced Fund     Combined
  Assets     Market Value     Market Value   Market Value
----------  --------------   -------------- --------------

                                       77             77

                     187                             187

                                       17             17
           -----------------------------------------------
                $    323        $      94       $    417
           -----------------------------------------------
       0.2%

                $    307        $               $    307
           -----------------------------------------------
                $    630        $      94       $    724
           -----------------------------------------------
       1.0%
       0.3%
                $    465        $               $    465
           -----------------------------------------------
       0.0%

                $               $      29       $     29

       0.0%

                $               $      42       $     42
           -----------------------------------------------
       0.1%

                $    152        $               $    152
           -----------------------------------------------

       0.2%

                $    262        $               $    262
           -----------------------------------------------
  0.4%

   Pioneer                                Pro Forma        Pioneer
Balanced Fund       Safeco Balanced       Combined          S&P/
  Principal         Fund Principal        Principal        Moody's
    Amount              Amount              Amount         Ratings
-------------       ---------------      -----------      ----------

$   300,000                             $   300,000         BB-/B3       Polyone Corp., 8.875%,
                                                                         5/1/12
    300,000                                 300,000         BBB-         Ferro Corp., 9.125%, 1/1/09
                                                            /Baa3

                                                                         Total Materials

                                                                         Capital Goods
                                                                         Aerospace & Defense
    100,000                                 100,000         B/B3         K&F Industries, 9.625%,
                                                                         12/15/10
                    $     80,000             80,000                      Honeywell International,
                                                                         Inc., 7.50%, 3/01/10

                                                                         Construction & Farm
                                                                         Machinery & Heavy Trucks
                          70,000             70,000                      John Deere Capital Corp.,
                                                                         1.77%, 9/17/04

                                                                         Electrical Component &
                                                                         Equipment
    200,000                                 200,000         BBB-/Ba1     Thomas & Betts, 7.25%,
                                                                         6/1/13

                                                                         Industrial Conglomerates
    145,000                                 145,000         AAA/         General Electric Capital
                                                            Aaa          Corp., 6.125%, 2/22/11
     90,000                                  90,000         AAA/         General Electric Capital
                                                            Aaa          Corp., 6.75%, 3/15/32

                                                                         Industrial Machinery
    400,000                                 400,000         BBB-         Timken Co., 5.75%, 2/15/10
                                                            /Ba1

                                                                         Total Capital Goods


               Pioneer          Safeco        Pro Forma
 % of Net   Balanced Fund    Balanced Fund     Combined
  Assets     Market Value     Market Value   Market Value
----------  --------------   -------------- --------------

              $      276      $                $      276

                     354                              354
         --------------------------------------------------
              $      630      $        --      $      630
         --------------------------------------------------
              $    1,509      $        71      $    1,580
         --------------------------------------------------

     0.7%
     0.1%
              $      112     $                 $      112

                                       94              94
         --------------------------------------------------
              $      112     $         94      $      206
         --------------------------------------------------

     0.0%

              $              $         70      $       70
         --------------------------------------------------

     0.1%

              $      206     $                 $      206
         --------------------------------------------------

     0.2%
              $      160     $                 $      160

                     100                              100
         --------------------------------------------------
              $      259     $          -      $      259
         --------------------------------------------------

     0.3%
              $      395     $                 $      395
         --------------------------------------------------
              $      973     $        164      $    1,137
         --------------------------------------------------

   Pioneer                                Pro Forma        Pioneer
Balanced Fund       Safeco Balanced       Combined          S&P/
  Principal         Fund Principal        Principal        Moody's
    Amount              Amount              Amount         Ratings
-------------       ---------------      -----------      ----------

                                                                         Commercial Services &
                                                                         Supplies
                                                                         Environmental Services
$ 350,000                                $   350,000        BB-/Ba3      Allied Waste, 8.875%, 1/1/09

                                                                         Total Commercial Services &
                                                                         Supplies

                                                                         Automobiles & Components
                                                                         Automobile Manufacturers
1,000,000                                  1,000,000        BBB/         General Motors, 7.2%,
                                                            Baa1         1/15/11
  500,000                                    500,000        BBB-/A3      Ford Motor Credit Co.,
                                                                         5.8%, 1/12/09
                     $    80,000              80,000                     Ford Motor Co., 7.25%,
                                                                         10/01/08
  150,000                                    150,000        BBB-         Ford Motor Credit Co.,
                                                            /A3          9.14%, 12/30/14
  300,000                                    300,000        BB+/         Hyundai Motor Co Ltd.,
                                                            Ba1          5.3%, 12/19/08

                                                                         Total Automobiles &
                                                                         Components

                                                                         Hotels Restaurants & Leisure
                                                                         Casinos & Gaming
  100,000                                    100,000        B+/B1        Turning Stone, 9.125%,
                                                                         12/15/10 (144A)
  300,000                                    300,000        BB+/         Park Place Entertainment,
                                                            Ba1          7.0%, 4/15/13 (144A)

                                                                         Hotels, Resorts & Cruise
                                                                         Lines
  500,000                                    500,000        BBB-         Hilton Hotels, 7.625%,
                                                            /Ba1         12/1/12

                                                                         Total Hotels Restaurants &
                                                                         Leisure

                                                                         Media

               Pioneer          Safeco        Pro Forma
 % of Net   Balanced Fund    Balanced Fund     Combined
  Assets     Market Value     Market Value   Market Value
----------  --------------   -------------- --------------

     0.2%

     0.2%
                $    365       $             $       365
         -----------------------------------------------
                $    365       $             $       365
         -----------------------------------------------

     1.4%
     1.4%
                $  1,099       $             $     1,099

                     515                             515

                                      87              87

                     157                             157

                     301                             301
         -----------------------------------------------
               $   2,072      $       87     $     2,159

         -----------------------------------------------

     0.7%
     0.3%
               $     109      $              $       109

                     320                             320
         -----------------------------------------------
               $     429      $        -     $       429
         -----------------------------------------------

     0.4%

               $     562      $              $       562

         -----------------------------------------------
               $     991      $        -     $       991

         -----------------------------------------------
     1.8%

   Pioneer                                Pro Forma        Pioneer
Balanced Fund       Safeco Balanced       Combined          S&P/
  Principal         Fund Principal        Principal        Moody's
    Amount              Amount              Amount         Ratings
-------------       ---------------      -----------      ----------

                                                                        Broadcasting & Cable TV
                     $   80,000         $   80,000                      Comcast Corp., 5.30%,
                                                                        1/15/14
    500,000                                500,000           BBB/       Comcast Cable Corp.,
                                                             Baa3       7.125%, 6/15/13
$   530,000                                530,000           BBB/       Cox Communications, 7.125%,
                                                             Baa3       10/1/12
    415,000                                415,000           BB-/Ba3    Echostar DBS Corp., 6.375%,
                                                                        10/1/11 (144A)

                                                                        Movies & Entertainment
                         30,000             30,000                      AOL Time Warner, Inc.,
                                                                        6.75%, 4/15/11
    400,000                                400,000           BBB+/Baa1  AOL Time Warner, Inc.,
                                                                        6.875%, 5/1/12

                                                                        Publishing
    512,000                                512,000           BBB-/BaA3  News America Inc., 7.3%,
                                                                        4/30/28

                                                                        Total Media

                                                                        Retailing

                                                                        Apparel Retail
                         15,000             15,000                      Nordstrom, Inc., 5.625%,
                                                                        1/15/09

                                                                        General Merchandise Stores
                         75,000             75,000                      Target Corp., 6.35%,
                                                                        11/01/32

                                                                        Department Stores
    150,000                                150,000           BB+/       J.C. Penney Co., 8.0%,
                                                             Ba3        3/1/10
    150,000                                150,000           BB+        J.C. Penney Co., 8.25%,
                                                             /Ba3       8/15/22

                                                                        Specialty Stores

               Pioneer          Safeco        Pro Forma
 % of Net   Balanced Fund    Balanced Fund     Combined
  Assets     Market Value     Market Value   Market Value
----------  --------------   -------------- --------------

       1.1%
              $                 $     80     $      80

                    569                            569

                    611                            611

                    425                            425

           --------------------------------------------------

              $   1,606        $      80    $    1,686
           --------------------------------------------------

       0.3%
              $                $      33    $       33

                    450                            450
           --------------------------------------------------
              $     450        $      33    $      483
           --------------------------------------------------

       0.4%

              $     572        $            $      572
           --------------------------------------------------
              $   2,628        $     113    $    2,741

       0.6%

       0.0%

              $                $      16    $       16
           --------------------------------------------------

       0.1%

              $                $      79    $       79
           --------------------------------------------------

       0.2%
              $     172        $            $      172

                    155                            155
           --------------------------------------------------
              $     327        $       -    $      327
           --------------------------------------------------
       0.4%

   Pioneer                                Pro Forma        Pioneer
Balanced Fund       Safeco Balanced       Combined          S&P/
  Principal         Fund Principal        Principal        Moody's
    Amount              Amount              Amount         Ratings
-------------       ---------------      -----------      ----------

$   500,000                             $   500,000        BBB-/Baa3     Toys "R" Us, 7.875%, 4/15/13

                                                                         Total Retailing

                                                                         Food Beverage & Tobacco
                                                                         Agricultural Products
                       $   35,000            35,000                      Unilever Capital Corp.,
                                                                         7.125%, 11/01/10

                                                                        Brewers
                           35,000            35,000                     Miller Brewing Co., 5.50%,
                                                                        8/15/13 (144A)

                                                                        Soft Drinks
                           35,000            35,000                     Bottling Group, LLC, 5.00%,
                                                                        11/15/13

                                                                        Tobacco
    400,000                                 400,000        BBB/Baa2     Altria Group Incorporated,
                                                                        7.0%, 11/4/13

                                                                        Total Food Beverage &
                                                                        Tobacco

                                                                        Health Care Equipment &
                                                                        Services
                                                                        Health Care Facilities
    500,000                                 500,000        BBB-/Ba1     HCA, Inc., 6.3%, 10/1/12

                                                                        Health Care Supplies
    250,000                                 250,000        BBB-/Ba1     Bausch & Lomb, 7.125%,
                                                                        8/1/28

                                                                        Total Health Care Equipment
                                                                        & Services

                                                                        Pharmaceuticals &
                                                                        Biotechnology
                                                                        Pharmaceuticals
    100,000                                 100,000        AAA/         Pharmacia Corp., 6.6%,
                                                           Aaa          12/1/28

                                                                        Total Pharmaceuticals &
                                                                        Biotechnology

               Pioneer          Safeco        Pro Forma
 % of Net   Balanced Fund    Balanced Fund     Combined
  Assets     Market Value     Market Value   Market Value
----------  --------------   -------------- --------------

             $      538    $                  $     538

             ----------------------------------------------
             $      865    $           95     $     960

     0.4%
     0.0%

             $             $           41     $      41
             ----------------------------------------------
     0.0%

             $             $           36     $      36
             ----------------------------------------------
     0.0%

             $             $           35     $      35
             ----------------------------------------------
     0.3%

             $      427    $                  $     427
             ----------------------------------------------
             $      427    $          112     $     539

             ----------------------------------------------

     0.5%

     0.3%
             $      516    $                  $     516
             ----------------------------------------------

     0.2%

             $      254    $                  $     254
             ----------------------------------------------
             $      769    $            -     $     769

             ----------------------------------------------
     0.1%

     0.1%

             $      113    $                  $     113
             ----------------------------------------------
             $      113    $            -     $     113
             ----------------------------------------------

   Pioneer                                Pro Forma        Pioneer
Balanced Fund       Safeco Balanced       Combined          S&P/
  Principal         Fund Principal        Principal        Moody's
    Amount              Amount              Amount         Ratings
-------------       ---------------      -----------      ----------

                                                                          Banks
                                                                          Diversified Banks
                       $   80,000        $   80,000                       International Bank for
                                                                          Reconstruction &
                                                                          Development, 4.375%, 9/28/06
$   150,000                                 150,000         NR/Aaa        KFW-Kredit Wiederaufbau,
                                                                          2.75%, 5/8/07
    225,000                                 225,000         AA-/Aa2       National Westminster,
                                                                          7.375%, 10/1/09
                           30,000            30,000                       U.S. Bancorp, 3.125%,
                                                                          3/15/08
                           50,000            50,000                       Wachovia Corp., 5.00%,
                                                                          8/15/15
                           45,000            45,000                       Wells Fargo Financial,
                                                                          Inc., 6.125%, 4/18/12

                                                                          Thrifts & Mortgage Finance
                           70,000            70,000                       Countrywide Home Loans,
                                                                          Inc., 3.5%, 12/19/05

    300,000                                 300,000         BBB-/Baa3     Sovereign Bank, 5.125%,
                                                                          3/15/13
                                                                          Total Banks

                                                                          Diversified Financials
                                                                          Asset Management & Custody
                                                                          Banks
                           15,000            15,000                       Franklin Resources, Inc.,
                                                                          3.7%, 4/15/08

                                                                          Investment Banking &
                                                                          Brokerage
                           35,000            35,000                       Bear Stearns Cos., Inc.,
                                                                          3.00%, 3/30/06
                           30,000            30,000                       Goldman Sachs Group, Inc.,
                                                                          4.125%, 1/15/08

               Pioneer          Safeco        Pro Forma
 % of Net   Balanced Fund    Balanced Fund     Combined
  Assets     Market Value     Market Value   Market Value
----------  --------------   -------------- --------------
     0.7%
     0.4%
              $                 $      84      $      84

                    149                              149

                    263                              263

                                       30             30

                                       49             49

                                       49             49
           ------------------------------------------------
              $     413         $     212     $      625
           ------------------------------------------------
     0.2%
              $                 $      72     $       72

                    298                              298
           ------------------------------------------------
              $     298         $      72     $      370
           ------------------------------------------------
              $     710         $     284     $      994
           ------------------------------------------------

     1.3%
     0.0%

              $                 $      15     $       15
           -------------------------------------------------

     0.1%

              $                 $      36     $       36

                                       31             31

   Pioneer                                Pro Forma        Pioneer
Balanced Fund       Safeco Balanced       Combined          S&P/
  Principal         Fund Principal        Principal        Moody's
    Amount              Amount              Amount         Ratings
-------------       ---------------      -----------      ----------

                     $    25,000        $    25,000                       Morgan Stanley Dean Witter
                                                                          Co., 6.60%, 4/01/12

                                                                          Other Diversified Finance
                                                                          Services
$   300,000                                 300,000         A-/Baa3       Brascan Corp., 5.75%, 3/1/10
    275,000                                 275,000         A+/Aa2        Citigroup Inc., 7.25%,
                                                                          10/1/10
                          80,000             80,000                       General Electric Capital
                                                                          Corp., 5.45%, 1/15/13
                          25,000             25,000                       Household Finance Corp.,
                                                                          7.875%, 3/01/07
                          35,000             35,000                       Lehman Brothers Holdings,
                                                                          Inc., 4.375%, 11/30/10
    125,000                                 125,000         BBB/          Norfolk Southern Corp.,
                                                            Baa1          7.35%, 5/15/07
    310,000                                 310,000         BBB/          Power Receivables Finance,
                                                            Baa2          6.29%, 1/1/12 (144A)

                                                                          Specialized Finance
                          50,000             50,000                       American Express Co.,
                                                                          4.875%, 7/15/13
                          75,000             75,000                       General Motors Acceptance
                                                                          Corp., 6.125%, 9/15/06
                          65,000             65,000                       National Rural Utilities
                                                                          Cooperative Finance Corp.,
                                                                          7.25%, 3/01/12
    300,000                                 300,000         B/B2          MDP Acquisitions, 9.625%,
                                                                          10/1/12

                                                                          Total Diversified Financials

                                                                          Insurance
                                                                          Life & Health Insurance
                          65,000            65,000                        Jackson National Life
                                                                          Global Funding, LLC, 1.34%,
                                                                          3/11/05 (144A)
                     $    70,000       $    70,000                        Lincoln National Corp.,
                                                                          5.25%, 6/15/07

               Pioneer          Safeco        Pro Forma
 % of Net   Balanced Fund    Balanced Fund     Combined
  Assets     Market Value     Market Value   Market Value
----------  --------------   -------------- --------------

                                       28            28
         -------------------------------------------------
             $               $         95     $      95
         -------------------------------------------------
     0.8%

             $      318      $                $     318
                    321                             321

                                       83            83

                                       29            29

                                       35            35

                    142                             142

                    336                             336
         -------------------------------------------------
             $    1,103    $          147    $    1,250
         -------------------------------------------------

     0.4%
             $             $           50    $       50

                                       80            80

                                       76            76
         -------------------------------------------------
             $      336    $          206  $        542
         -------------------------------------------------
             $    1,439    $          463  $      1,902
         -------------------------------------------------
     0.7%
     0.3%
             $             $           65  $         65

             $             $           75  $         75

   Pioneer                                Pro Forma        Pioneer
Balanced Fund       Safeco Balanced       Combined          S&P/
  Principal         Fund Principal        Principal        Moody's
    Amount              Amount              Amount         Ratings
-------------       ---------------      -----------      ----------

$    300,000                           $    300,000        BBB-/Baa3      Provident Companies, 7.0%,
                                                                          7/15/18

                                                                          Property & Casualty
                                                                          Insurance
     350,000                                350,000        BBB+/Baa2      Berkley (WR), 5.875%,
                                                                          2/15/13

                                                                          Reinsurance
     300,000                                300,000        BBB-/Baa3      Odyssey Re Holdings, 7.65%,
                                                                          11/1/13

                                                                          Total Insurance

                                                                          Real Estate
                                                                          REITs
     400,000                                400,000        BBB-/Baa3      Hospitality Properties
                                                                           Trust, 6.75%, 2/15/13
     400,000                                400,000        BBB-/Baa3      Health Care REIT, Inc.,
                                                                          7.5%, 8/15/07
     300,000                                300,000        BBB-/Baa3      Colonial Reality LP, 6.15%,
                                                                          4/15/13

                                                                          Total Real Estate

                                                                          Technology Hardware &
                                                                          Equipment
                                                                          Communications Equipment
     350,000                                350,000        BB+/           Rogers Wireless, 9.625%,
                                                           Ba3            5/1/11

                                                                          Computer Hardware
                       $   65,000            65,000                       International Business
                                                                          Machines Corp., 1.29625%,
                                                                          9/10/04
     500,000                                500,000        BBB-/Baa3      NCR Corp., 7.125%, 6/15/09
     300,000                                300,000        BB+/           UNISYS Corp., 6.875%,
                                                           Ba1            3/15/10

               Pioneer          Safeco        Pro Forma
 % of Net   Balanced Fund    Balanced Fund     Combined
  Assets     Market Value     Market Value   Market Value
----------  --------------   -------------- --------------

                      302                            302
          ----------------------------------------------
             $        302     $        140   $       442
          ----------------------------------------------
      0.2%

             $        357     $              $       357
          ----------------------------------------------

      0.2%
             $        313     $              $       313

          ----------------------------------------------
             $        972     $        140   $     1,112
          ----------------------------------------------

      0.8%
      0.8%
             $        419     $              $       419

                      451                            451

                      312                            312
          ----------------------------------------------
             $      1,182     $          -   $     1,182
          ----------------------------------------------

      1.3%

      0.3%

             $        418     $              $       418
          ----------------------------------------------

      0.6%
             $                $         65   $        65

                      558                            558

                      325                            325
          ----------------------------------------------
             $        882     $         65  $        947
          ----------------------------------------------

   Pioneer                                Pro Forma        Pioneer
Balanced Fund       Safeco Balanced       Combined          S&P/
  Principal         Fund Principal        Principal        Moody's
    Amount              Amount              Amount         Ratings
-------------       ---------------      -----------      ----------

                                                                          Electronic Manufacturing
                                                                          Services
$    250,000                           $    250,000         BB+/          Jabil Circuit, Inc.,
                                                            Baa3          5.875%, 7/15/10

                                                                          Technology Distributors
     300,000                                300,000         BBB-/Baa3     Arrow Electronic Inc.,
                                                                          6.875%, 7/1/13

                                                                          Total Technology Hardware &
                                                                          Equipment

                                                                          Telecommunication Services
                                                                          Integrated Telecom Services
     150,000                                150,000         A+/A2         Verizon Global, 7.75%,
                                                                          12/1/30
                     $     25,000            25,000                       Verizon Global Funding
                                                                          Corp., 7.375%, 9/01/12
                           85,000            85,000                       Verizon Wireless, Inc.,
                                                                          5.375%, 12/15/06
     250,000                                250,000         BBB+/Baa3     Intl Telecom Satellite
                                                                          6.5%, 11/1/13 (144A)
     300,000                                300,000         BBB+          Telecom Italia SPA, 5.25%,
                                                            /Baa2         11/15/13 (144A)

                                                                          Wireless Telecommunication
                                                                          Services
                           35,000            35,000                       Vodafone Group, plc, 5.00%,
                                                                          12/16/13 (ADR)

                                                                          Total Telecommunication
                                                                          Services

                                                                          Utilities
                                                                          Electric Utilities
                           15,000            15,000                       Dominion Resources, Inc.,
                                                                          6.25%, 6/30/12
     330,000                                330,000         BBB-/Baa3     FLP Energy Amer, 6.639%,
                                                                          6/20/23 (144A)

               Pioneer          Safeco        Pro Forma
 % of Net   Balanced Fund    Balanced Fund     Combined
  Assets     Market Value     Market Value   Market Value
----------  --------------   -------------- --------------

    0.2%

              $      261       $              $      261
        -------------------------------------------------

    0.2%

              $      320                      $      320
        -------------------------------------------------
              $    1,881       $       65     $    1,946

        -------------------------------------------------

    0.6%
    0.6%
              $      176       $              $      176

                                       29             29

                                       91             91

                     261                             261

                     301                             301
        -------------------------------------------------
              $      738       $      120     $      858
        -------------------------------------------------
    0.0%

              $                $       35     $       35
        -------------------------------------------------
              $       738      $      155     $      893

        -------------------------------------------------

    1.0%
    0.7%
              $                $       16     $       16

                     344                             344

   Pioneer                                Pro Forma        Pioneer
Balanced Fund       Safeco Balanced       Combined          S&P/
  Principal         Fund Principal        Principal        Moody's
    Amount              Amount              Amount         Ratings
-------------       ---------------      -----------      ----------

$   550,000                          $     550,000          BBB/          CMS Panhandle, 6.5%, 7/15/09
                                                            Baa3
                    $     40,000            40,000                        PSEG Power, 6.95%, 6/01/12
                          35,000            35,000                        Southern California Edison
                                                                          Co., 8.00%, 2/15/07

                                                                          Gas Utilities
                          40,000            40,000                        Kinder Morgan, Inc., 6.75%,
                                                                          3/15/11

                                                                          Multi-Utilities &
                                                                          Unregulated Power
                          75,000            75,000                        Avista Corp., 7.75%, 1/01/07
    300,000                                300,000          B/B1          Reliant Resources, Inc.,
                                                                          9.5%, 7/15/13 (144A)

                                                                          Total Utilities

                                                                          Consumer Durables & Apparel
                                                                          Housewares & Specialties
                          35,000            35,000                        Newell Rubbermaid, Inc.,
                                                                          4.625%, 12/15/09

                                                                          Total Consumer Durables &
                                                                          Apparel

                                                                          TOTAL CORPORATE BONDS

                                                                          Corporate Bonds (At Cost)

                                                                          U.S. GOVERNMENT AND AGENCY
                                                                          OBLIGATIONS
                         145,000           145,000                        Federal Home Loan Bank,
                                                                          3.625%, 11/14/08 (Unsecured
                                                                          Bond)
                          65,000            65,000                        Federal Home Loan Bank
                                                                          3.875%, 6/14/13 (Unsecured
                                                                          Bond)
                         320,000           320,000                        Federal Home Loan Mortgage
                                                                          Corp., 3.34%, 6/09/10

               Pioneer          Safeco        Pro Forma
 % of Net   Balanced Fund    Balanced Fund     Combined
  Assets     Market Value     Market Value   Market Value
----------  --------------   -------------- --------------

                    607                             607

                                      45             45

                                      40             40
           ----------------------------------------------
               $    951       $      101     $    1,052
           ----------------------------------------------
       0.0%

               $              $       45     $       45
           ----------------------------------------------

       0.3%

               $              $       83     $       83

                    321                             321
           ----------------------------------------------
               $    321    $          83     $      404
           ----------------------------------------------
               $  1,272    $         229     $    1,501
           ----------------------------------------------

       0.0%
       0.0%

               $           $          35  $          35
           ----------------------------------------------
               $           $          35  $          35

           ----------------------------------------------
               $ 19,536    $       2,107  $      21,643
           ----------------------------------------------
               $ 18,261    $       2,022  $      20,283
           ----------------------------------------------

      20.0%
                           $         146  $         146

                                      62             62

                                     308            308

   Pioneer                                Pro Forma        Pioneer
Balanced Fund       Safeco Balanced       Combined          S&P/
  Principal         Fund Principal        Principal        Moody's
    Amount              Amount              Amount         Ratings
-------------       ---------------      -----------      ----------

                                                                     (Unsecured Note)
                       $   345,000   $      345,000                  Federal Home Loan Mortgage
                                                                     Corp., 3.50%, 2/13/08
                                                                     (Unsecured Note)
                           205,000          205,000                  Federal Home Loan Mortgage
                                                                     Corp., 4.00%, 6/12/13
                                                                     (Unsecured Note)
$   163,187                                 163,187                  Federal Home Loan Mortgage
                                                                     Corp., 6.5%, 5/1/09
    635,254                                 635,254                  Federal Home Loan Mortgage
                                                                     Corp., 6.0%, 1/1/33
    936,077                                 936,077                  Federal Home Loan Mortgage
                                                                     Corp., 6.0%, 4/1/33
    769,616                                 769,616                  Federal Home Loan Mortgage
                                                                     Corp., 6.0%, 5/1/33
    573,897                                 573,897                  Federal Home Loan Mortgage
                                                                     Corp., 6.0%, 10/1/33
    500,000                                 500,000                  Federal Home Loan Mortgage
                                                                     Corp., 6.5%, 11/1/33
    400,000                                 400,000                  Federal National Mortgage
                                                                     Association, 6.0%, 30 YR TBA
                           251,529          251,529                  Federal National Mortgage
                                                                     Association, 4.816%,
                                                                     12/01/12
                           259,855          259,855                  Federal National Mortgage
                                                                     Association, 5.00%, 12/01/17
                           174,820          174,820                  Federal National Mortgage
                                                                     Association, 4.816%, 3/01/33
                           131,938          131,938                  Federal National Mortgage
                                                                     Association, 5.50%, 2/01/18
                            82,894           82,894                  Federal National Mortgage
                                                                     Association, 5.50%, 7/01/23
                           110,349          110,349                  Federal National Mortgage
                                                                     Association, 5.50%, 9/01/17
    735,758                                 735,758                  Federal National Mortgage
                                                                     Association, 5.5%, 2/1/17
    875,049                                 875,049                  Federal National Mortgage
                                                                     Association, 5.5%, 5/1/33
    499,477                                 499,477                  Federal National Mortgage
                                                                     Association, 5.5%, 11/1/33

               Pioneer          Safeco        Pro Forma
 % of Net   Balanced Fund    Balanced Fund     Combined
  Assets     Market Value     Market Value   Market Value
----------  --------------   -------------- --------------

                                     350            350

                                     191            191

            $      173                              173

                   657                              657

                   967                              967

                   796                              796

                   603                              603

                   524                              524

                   413                              413

                                     257            257

                                     265            265

                                     173            173

                                     137            137

                                      85             85

                                     114            114

                   763                              763

                   887                              887

                   506                              506

   Pioneer                                Pro Forma        Pioneer
Balanced Fund       Safeco Balanced       Combined          S&P/
  Principal         Fund Principal        Principal        Moody's
    Amount              Amount              Amount         Ratings
-------------       ---------------      -----------      ----------
                     $      80,577   $       80,577                  Federal National Mortgage
                                                                     Association, 6.00%, 1/01/29
                            93,926           93,926                  Federal National Mortgage
                                                                     Association, 6.00%, 3/01/33
                           106,672          106,672                  Federal National Mortgage
                                                                     Association, 6.00%, 8/01/32
                            34,377           34,377                  Federal National Mortgage
                                                                     Association, 6.00%, 9/01/29
$   226,384                                 226,384                  Federal National Mortgage
                                                                     Association, 6.0%, 11/1/16
  1,231,950                               1,231,950                  Federal National Mortgage
                                                                     Association, 6.0%, 1/1/33
  1,234,091                               1,234,091                  Federal National Mortgage
                                                                     Association, 6.0%, 1/1/33
    656,982                                 656,982                  Federal National Mortgage
                                                                     Association, 6.0%, 1/1/33
    697,812                                 697,812                  Federal National Mortgage
                                                                     Association, 6.0%, 2/1/33
  1,260,000                               1,260,000                  Federal National Mortgage
                                                                     Association, 6.125%, 3/15/12
    312,579                                 312,579                  Federal National Mortgage
                                                                     Association, 6.5%, 12/1/21
    309,086                                 309,086                  Federal National Mortgage
                                                                     Association, 6.5%, 4/1/29
    226,430                                 226,430                  Federal National Mortgage
                                                                     Association, 6.5%, 9/1/32
     61,719                                  61,719                  Federal National Mortgage
                                                                     Association, 6.5%, 10/1/32
                            30,327           30,327                  Federal National Mortgage
                                                                     Association, 6.50%, 1/01/15
                            78,818           78,818                  Federal National Mortgage
                                                                     Association, 6.50%, 7/01/29
                            37,951           37,951                  Federal National Mortgage
                                                                     Association, 7.00%, 3/01/12
     40,000                                  40,000                  Federal National Mortgage
                                                                     Association, 7.125%, 6/15/10
                            11,284           11,284                  Federal National Mortgage
                                                                     Association, 8.00%, 1/01/31
                            18,956           18,956                  Federal National Mortgage
                                                                     Association, 8.00%, 10/01/30

               Pioneer          Safeco        Pro Forma
 % of Net   Balanced Fund    Balanced Fund     Combined
  Assets     Market Value     Market Value   Market Value
----------  --------------   -------------- --------------

                                       84             84

                                       97             97

                                      110            110

                                       36             36

                    238                              238

                  1,274                            1,274

                  1,276                            1,276

                    679                              679

                    722                              722

                  1,403                            1,403

                    328                              328

                    327                              327

                    238                              238

                     65                               65

                                       32             32

                                       83             83

                                       41             41

                     47                               47

                                       12             12

                                       21             21

   Pioneer                                Pro Forma        Pioneer
Balanced Fund       Safeco Balanced       Combined          S&P/
  Principal         Fund Principal        Principal        Moody's
    Amount              Amount              Amount         Ratings
-------------       ---------------      -----------      ----------
                     $      30,226   $       30,226                  Federal National Mortgage
                                                                     Association, 8.00%, 2/01/29
                             8,366            8,366                  Federal National Mortgage
                                                                     Association, 8.00%, 2/01/30
                           102,558          102,558                  Federal National Mortgage
                                                                     Association, 8.00%, 3/01/31
                            19,353           19,353                  Federal National Mortgage
                                                                     Association, 8.00%, 4/01/20
                             8,054            8,054                  Federal National Mortgage
                                                                     Association, 8.00%, 4/01/30
                             5,612            5,612                  Federal National Mortgage
                                                                     Association, 8.00%, 5/01/31
                             7,758            7,758                  Federal National Mortgage
                                                                     Association, 8.00%, 7/01/30
$   398,448                                 398,448                  Federal National Mortgage
                                                                     Association, 9.0%, 4/1/33
                             8,538            8,538                  Government National
                                                                     Mortgage Association,
                                                                     6.00%, 4/15/14
                            43,582           43,582                  Government National
                                                                     Mortgage Association,
                                                                     6.00%, 8/15/13
                            34,800           34,800                  Government National
                                                                     Mortgage Association,
                                                                     7.00%, 4/15/28
                             8,199            8,199                  Government National
                                                                     Mortgage Association,
                                                                     7.00%, 8/15/28
                            16,830           16,830                  Government National
                                                                     Mortgage Association,
                                                                     7.75%, 11/15/29
    981,785                                 981,785                  Government National
                                                                     Mortgage Association, 5.5%,
                                                                     8/15/33
    498,451                                 498,451                  Government National
                                                                     Mortgage Association, 5.5%,
                                                                     8/15/33
    195,221                                 195,221                  Government National
                                                                     Mortgage Association, 5.5%,
                                                                     9/15/33
  1,897,890                               1,897,890                  Government National
                                                                     Mortgage Association, 6.0%.
                                                                     11/15/32


               Pioneer          Safeco        Pro Forma
 % of Net   Balanced Fund    Balanced Fund     Combined
  Assets     Market Value     Market Value   Market Value
----------  --------------   -------------- --------------

                                      33            33

                                       9             9

                                     111           111

                                      21            21

                                       9             9

                                       6             6

                                       8             8

                      442                          442

                                       9             9

                                      46            46

                                      37            37

                                       9             9

                                      18

                      999                          999

                      507                          507

                      199                          199

                    1,974                        1,974

   Pioneer                                Pro Forma        Pioneer
Balanced Fund       Safeco Balanced       Combined          S&P/
  Principal         Fund Principal        Principal        Moody's
    Amount              Amount              Amount         Ratings
-------------       ---------------      -----------      ----------
$ 1,994,138                          $    1,994,138                  Government National
                                                                     Mortgage Association, 6.0%,
                                                                     9/15/33
    844,059                                 844,059                  Government National
                                                                     Mortgage Association, 6.0%,
                                                                     10/20/33
    499,499                                 499,499                  Government National
                                                                     Mortgage Association, 6.0%,
                                                                     10/15/33
    464,121                                 464,121                  Government National
                                                                     Mortgage Association, 6.5%,
                                                                     10/15/28
    514,999                                 514,999                  Government National
                                                                     Mortgage Association, 6.5%,
                                                                     5/15/33
     83,290                                  83,290                  Government National
                                                                     Mortgage Association, 8.0%,
                                                                     2/15/30
     67,381                                  67,381                  Government National
                                                                     Mortgage Association, 7.5%,
                                                                     1/15/30
    125,000                                 125,000                  Treasury Inflation IX
                                                                     Note/Bond, 3.375%, 1/15/07
                    $    110,000            110,000                  U.S. Treasury Notes, 9.25%,
                                                                     2/15/16
                         195,000            195,000                  U.S. Treasury Notes, 6.50%,
                                                                     11/15/26
                         230,000            230,000                  U.S. Treasury Notes, 6.00%,
                                                                     8/15/09
  1,500,000                               1,500,000                  U.S. Treasury Notes,
                                                                     5.625%, 5/15/08
                          80,000             80,000                  U.S. Treasury Notes,
                                                                     4.875%, 2/15/12
    700,000                                 700,000                  U.S. Treasury Notes, 4.75%,
                                                                     11/15/08
  1,985,000                               1,985,000                  U.S. Treasury Notes, 4.0%,
                                                                     11/15/12
                         100,000            100,000                   U.S. Treasury Notes, 3.50%,
                                                                     11/15/06
                          28,000             28,000                  U.S. Treasury Notes,
                                                                     2.625%, 11/15/06

               Pioneer          Safeco        Pro Forma
 % of Net   Balanced Fund    Balanced Fund     Combined
  Assets     Market Value     Market Value   Market Value
----------  --------------   -------------- --------------

                   2,074                          2,074

                     876                            876

                     520                            520

                     490                            490

                     543                            543

                      91                             91

                      72                             72

                     154                            154

                                     158            158

                                     229            229

                                     261            261

                   1,662                          1,662

                                      85             85

                     749                            749

                   1,966                          1,966

                                     103            103

                                      28             28

   Pioneer                                Pro Forma        Pioneer
Balanced Fund       Safeco Balanced       Combined          S&P/
  Principal         Fund Principal        Principal        Moody's
    Amount              Amount              Amount         Ratings
-------------       ---------------      -----------      ----------

                     $    200,000      $   200,000                   U.S. Treasury Notes,
                                                                     2.375%, 8/15/06
                          220,000          220,000                   U.S. Treasury Inflation
                                                                     Index Notes, 3.50%, 1/15/11

                                                                     TOTAL U.S. GOVERNMENT AND
                                                                     AGENCY OBLIGATIONS

                                                                     U.S. Government And Agency
                                                                     Obligations (At Cost)

                                                                     COLLATERALIZED MORTGAGE
                                                                     OBLIGATIONS
                                                                     Commercial
                           31,539           31,539                   Asset Securitization Corp.,
                                                                     7.32%, 1/13/30

                                                                     Residential
                           80,000           80,000                   Washington Mutual, Inc.,
                                                                     4.10694%, 10/25/33

                                                                     Government
                           50,000           50,000                   Freddie Mac., 3.50%, 9/15/10
                          110,000          110,000                   Freddie Mac., 6.00%, 4/15/32

                                                                     TOTAL COLLATERALIZED
                                                                     MORTGAGE OBLIGATIONS

                                                                     Collateralized Mortgage
                                                                     Obligations (At Cost)

                                                                     MUNICIPAL BONDS
                                                                     Electric Utilities
                           70,000           70,000                   California State Department
                                                                     of Water Resources Supply
                                                                     Revenue, 4.33%, 5/01/06

               Pioneer          Safeco        Pro Forma
 % of Net   Balanced Fund    Balanced Fund     Combined
  Assets     Market Value     Market Value   Market Value
----------  --------------   -------------- --------------
                                       201           201

                                       263           263

        ----------------------------------------------------
           $      26,205     $       4,248  $     30,453

        ----------------------------------------------------
           $      25,940     $       4,161  $     30,101

        ----------------------------------------------------

    0.2%

    0.0%
           $                 $          33  $         33

        ----------------------------------------------------

    0.1%
           $                 $          79  $         79

        ----------------------------------------------------

    0.1%
           $                 $          51  $         51
                                       115           115
        ----------------------------------------------------
           $          --     $         166  $        166
        ----------------------------------------------------
           $          --     $         278  $        278

        ----------------------------------------------------
           $          --     $         280  $        280

        ----------------------------------------------------

    0.0%
    0.0%
           $                 $          71  $         71
        ----------------------------------------------------

   Pioneer                                Pro Forma        Pioneer
Balanced Fund       Safeco Balanced       Combined          S&P/
  Principal         Fund Principal        Principal        Moody's
    Amount              Amount              Amount         Ratings
-------------       ---------------      -----------      ----------
                                                                     TOTAL MUNICIPAL BONDS

                                                                     Municipal Bonds (At Cost)

                                                                     CASH EQUIVALENTS
                          Shares           Shares                    Investment Companies
                     -----------      -----------
                          66,026          366,026                    AIM Short-Term Investments
                                                                     Co.
                                                                     Liquid Assets Money Market
                                                                     Portfolio (Institutional
                                                                     Shares)
                         142,200          142,200                    State Street Navigator
                                                                     Securities Lending Prime
                                                                     Portfolio

                                                                     TOTAL CASH EQUIVALENTS

                                                                     Cash Equivalents (At Cost)

                                                                     TOTAL INVESTMENTS IN
                                                                     SECURITIES

                                                                     Other Assets, less
                                                                     Liabilities

                                                                     NET ASSETS

                                                                     Total Investments at Cost

                                                                     Securities out on loan, at
                                                                     Market Value

               Pioneer          Safeco        Pro Forma
 % of Net   Balanced Fund    Balanced Fund     Combined
  Assets     Market Value     Market Value   Market Value
----------  --------------   -------------- --------------

             $               $         71     $       71
        ======================================================
             $       --      $         70     $       70
        ======================================================
    0.3%
    0.3%

                                      366            366

                                      142            142

        ------------------------------------------------------
       $             --     $         508    $       508
        ------------------------------------------------------
       $             --     $         508    $       508
        ------------------------------------------------------
   99.4%     $  130,882     $      20,285    $   151,167

        ------------------------------------------------------
    0.6%     $      967     $       (121)    $       846

        ------------------------------------------------------
  100.0%     $  131,849     $      20,164    $   152,013
        ------------------------------------------------------
       $        116,049     $      18,009    $   134,058
        ------------------------------------------------------
       $             --     $         140    $       140

        ------------------------------------------------------

(a) No adjustments are shown to the unaudited pro forma combined schedule of investments due to the fact that upon consummation of the merger, no securities would need to be sold in order for Pioneer Balanced Fund to comply with its prospectus restrictions. The foregoing sentence shall not restrict in any way the ability of the investment adviser of either of the funds from buying or selling securities in the normal course of such fund's business and operations.

*         Non-income producing security.

NR        Not Rated.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from Registration. At December 31, 2003, the value of these securities amounted to $2,795,360 or 1.8% of total net assets.

TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally plus or minus 2.5%) principal amount and no definite maturity date period. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

(A.D.R.)  American Depositary Receipt

   The accompanying notes are an integral part of these financial statements.

Pioneer Balanced Fund
Pro Forma Statement of Assets and Liabilities
December 31, 2003 (unaudited)
(Amounts in Thousands, except per share data)


                                                         Pioneer Balanced         Safeco           Pro Forma          Pro Forma
                                                               Fund           Balanced Fund       Adjustments         Combined
                                                         ----------------     -------------       -----------         ---------

ASSETS:
Investment in securities of unaffiliated issuers, at
value (cost $116,049 and $18,009, respectively)          $      130,882            20,285                          $    151,167
Cash                                                              1,682                                                   1,682
Receivables -                                                                                                                 -
     Fund shares sold                                               107                23                                   130
     Dividends, interest and foreign taxes withheld                 546                87                                   633
     Receivable from Advisor                                          -                13                                    13
Other                                                                 3                 2                                     5
                                                         --------------      ------------       ------------        -----------
         Total assets                                    $      133,220      $     20,410                           $   153,630
                                                         --------------      ------------       ------------        -----------
LIABILITIES:
     Payables -
         Investment securities purchased                 $        1,017      $          -                           $     1,017
         Fund shares repurchased                                     71                27                                    98
         Upon return of securities loaned                             -               142                                   142
         Dividends                                                    -                35                                    35
     Due to affiliates                                              171                12                                   183
     Accrued expenses                                               112                30   $                               142
                                                         --------------      ------------       ------------        -----------
         Total liabilities                               $        1,371               246   $             -          $    1,617
                                                         --------------      ------------       ------------        -----------
NET ASSETS:
     Paid-in capital                                     $      130,596      $     19,023                            $  149,619
     Accumulated undistributed net investment income
     (loss)                                                          65               (12)   $                               53
     Accumulated net realized loss on investments and
     foreign currency transactions                               (3,645)           (1,123)                              (14,768)
     Net unrealized gain on investments and foreign
     currencies transactions                                     14,833             2,276                                17,109
                                                         --------------      ------------       ------------        -----------
         Total net assets                                $      131,849      $     20,164  $             -           $  152,013
                                                         --------------      ------------       ------------        -----------
OUTSTANDING SHARES:
No par value, (Unlimited number of shares authorized)
     Investor Class                                                   -             1,402                727   (a)        2,129
                                                         --------------      ------------       ------------        -----------
     Class A                                                     11,326               141               (141)  (a)       11,326
                                                         --------------      ------------       ------------        -----------
     Class B                                                      1,725               151               (151)  (a)        1,725
                                                         --------------      ------------       ------------        -----------
     Class C                                                        891                 9                 (9)  (a)          891
                                                         --------------      ------------       ------------        -----------
NET ASSET VALUE PER SHARE:
                                                         --------------      ------------       ------------        -----------
     Investor Class                                      $            -      $      11.83                            $     9.47
                                                         --------------      ------------       ------------        -----------
     Class A                                             $         9.47      $      11.88                            $     9.47
                                                         --------------      ------------       ------------        -----------
     Class B                                             $         9.37      $      11.84                            $     9.37
                                                         --------------      ------------       ------------        -----------
     Class C                                             $         9.45      $      11.84                            $     9.45
                                                         --------------      ------------       ------------        -----------
MAXIMUM OFFERING PRICE:
     Class A                                             $         9.92      $      12.60                            $     9.92
                                                         --------------      ------------       ------------        -----------
     Class C                                             $         9.55      $          -                            $     9.55
                                                         --------------      ------------       ------------        -----------

(a) Class A, Class B, Class C, and Investor shares of Safeco Balanced Fund are exchanged for new Investor Class shares of Pioneer Balanced Fund, to be established upon consummation of the merger. Initial per share values of Investor Class shares are presumed to be equal to that of Class A shares.

            See accompanying notes to pro forma financial statements.

Pioneer Balanced Fund
Pro Forma Statement of Operations
For the Year Ended December 31, 2003
(unaudited)

                                                                Pioneer               Safeco            Pro Forma        Pro Forma
                                                                Balanced             Balanced          Adjustments       Combined
                                                              Fund (000's)         Fund (000's)          (000's)          (000's)
                                                              ------------         ------------        -----------       ----------
INVESTMENT INCOME:
     Dividends                                                $      783   $              267                        $     1,050
     Interest                                                      2,551                  326                              2,877
     Securities Lending and Other Income                              --                    2                                  2
                                                              -------------------------------------------------------------------
         Total investment income                              $    3,334   $              595                    $         3,929

EXPENSES:
     Management fees                                          $      825   $              124     $       (8)(b)  $          941
     Transfer Agent Fees
         Investor Class                                               --                   38             32 (c)              70
         Class A                                                     340                    6             (6)(c)             340
         Class B                                                      81                    8             (8)(c)              81
         Class C                                                      42                   --              --(c)              42
Shareholder Servicing
         Class A                                                      --                    4             (4)(d)              --
         Class B                                                      --                    4             (4)(d)              --
Distribution fees
         Class A                                                     262                   12            (12)(e)             262
         Class B                                                     147                   --                 --             147
         Class C                                                      74                   --                 --              74
Administrative fees                                                   39                   16            (11)(f)              44
Custodian fees                                                        29                    7                                 36
Registration fees                                                     63                   25                                 88
Professional fees                                                     28                   23            (23)(a)              28
Printing                                                              16                    6                                 22
Fees and expenses of nonaffiliated trustees                            9                    8             (8)(a)               9
Miscellaneous                                                         15                   14                                 29
                                                           ----------------------------------------------------------------------
         Total expenses                                      $     1,970   $              295   $           (52)  $         2,213
         Less management fees waived and/or expenses                --                    (79)             70(b)               (9)
           reimbursed by advisor
         Less fees paid indirectly                                    (4)                    --                                (4)
                                                           ----------------------------------------------------------------------
         Net expenses                                        $     1,966   $              216   $             18  $         2,200
                                                           ----------------------------------------------------------------------
           Net investment income                                   1,368   $              379   $           (18)  $         1,729
                                                           ----------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
                                                           ----------------------------------------------------------------------
         Net realized gain (loss) on investments           $       1,588   $             (219)                    $         1,369
                                                           ----------------------------------------------------------------------
         Change in net unrealized gain on investments      $      15,653   $            2,650                     $        18,303
                                                           ----------------------------------------------------------------------
           Net gain on investments                         $      17,241   $            2,431                     $        19,672
                                                           ----------------------------------------------------------------------
           Net increase in net assets resulting from       $      18,609   $            2,810               (18)  $        21,401
           operations
                                                           ----------------------------------------------------------------------

(a) Reflects reduction in expenses due to elimination of duplicate services.
(b) Management fees conformed to Pioneer Balanced Fund's management contract.
(c) Reclass Transfer Agent Expenses to Investor Class and change in fee structure.
(d) Eliminate Shareholder Servicing Expense.
(e) Eliminate Distribution Expense of Safeco Balanced Fund.
(f) Reflects decrease due to a change in fee rates.

   The accompanying notes are an integral part of these financial statements.

Pioneer Balanced Fund
NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
12/31/03

(Unaudited)

NOTES TO FINANCIAL STATEMENTS 12/31/03

    1.   General

The accompanying pro forma combined financial statements are presented to show the effect of the proposed acquisition (the "acquisition") of Safeco Balanced Fund by Pioneer Balanced Fund.

Under the terms of an Agreement and Plan of Reorganization between the Funds, the combination of Pioneer Balanced Fund and Safeco Balanced Fund will be treated as a tax-free business combination and accordingly will be accounted for by a method of accounting for tax-free mergers of investment companies. The acquisition will be accomplished by an acquisition of the net assets of Safeco Balanced Fund in exchange for a new "Investor Class" of shares of Pioneer Balanced Fund at net asset value, which will be established upon consummation of the merger. The accompanying schedules of investments, statements of assets and liabilities and the related statements of operations of Pioneer Balanced Fund and Safeco Balanced Fund have been combined as of and for their most recent fiscal year ended December 31, 2003. Adjustments have been made to expenses for duplicate services that would not have been incurred if the merger took place on January 1, 2003. Following the acquisition, the Pioneer Balanced Fund will be the accounting survivor. All related acquisition costs will be borne by the Advisors.

These pro forma financial statements and related notes should be read in conjunction with the financial statements of Pioneer Balanced Fund and Safeco Balanced Fund included in their respective annual reports dated December 31, 2003.

    2.   Organization and Significant Accounting Policies

Pioneer Balanced Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek capital growth and current income.

After the merger, the Fund will consist of four classes of shares - Class A, Class B, Class C and Investor Class shares. Investor Class shares are only being offered as part of the acquisition and will not be available following the merger. Each class of shares represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C, respectively. There is no distribution plan for Investor Class shares.

Each Fund's management has prepared their respective financial information using estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the pro forma financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting periods. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

    A.   Security Valuation

Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, debt securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Fund's Board of Trustees. At December 31, 2003, there were no securities fair valued. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in exercise of reasonable diligence. Interest income is recorded on the accrual basis. All discounts/premiums on debt securities are accreted/amortized into interest income for financial reporting purposes. Temporary cash investments are valued at amortized cost.

Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

    B.   Futures Contracts

The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments on futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Fund. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging and trading strategies and potentially result in a loss. As of December 31, 2003, the Fund had no open futures contracts.

    C.   Federal Income Taxes

Each fund has previously elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the acquisition, it will be the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

The combined capital loss carryforward of $14,612,000 includes a net capital loss carryforward of $1,101,000 from the merger with Safeco Balanced Fund, the full use of which may be limited.

    D.   Fund Shares

The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $20,585 in underwriting commissions on the sale of Fund shares during the year ended of December 31, 2003.

    E.   Class Allocations

Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C, and Investor Class shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see
Note 5). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C, and Investor Class shares can bear different transfer agent and distribution fees.

    F.   Securities Lending

The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or dividends on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreements to recover the securities from the borrower on demand. The Fund invests cash collateral in temporary cash investments.

    G.   Repurchase Agreements

With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or sub-custodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

    3.   Capital Shares

The pro forma net asset value per share assumes the issuance of shares of the Fund that would have been issued at December 31, 2003, in connection with the proposed acquisition. The number of the shares assumed to be issued is equal to the net asset value of Safeco Balanced Fund, as of December 31, 2003, divided by the net asset value per share of the Investor Class shares of the Fund as of December 31, 2003. The pro forma number of shares outstanding (in thousands), by class, for the combined fund consist of the following at December 31, 2003:

                        Shares of       Additional Shares    Total Outstanding
                        the Fund         Assumed Issued           Shares
Class of Shares      Pre-Combination    In Reorganization    Post-Combination
---------------      ---------------    -----------------    -----------------
Class A                     11,326                                    11,326
Class B                      1,725                                     1,725
Class C                        891                                       891
Investor Class                   -                2,129                2,129

4.       Management Agreement

PIM manages the Fund's portfolio and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion; 0.60% of the next $4 billion; and 0.55% of the excess over $5 billion.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 2003, $95,742 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

5.       Transfer Agent

PIMSS, a wholly owned subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $39,145 in transfer agent fees payable to PIMSS at December 31, 2003.

6.       Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $48,095 in distribution fees payable to PFD at December 31, 2003.

In addition, redemptions of each class of shares (except Investor Class shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 2003, CDSCs in the amount of $45,031 were paid to PFD.

Investor Class shares will not be subject to shareholder servicing or distribution fees. Investor Class shares will be converted to Class A shares 24 months after the date on which the acquisition is completed.

7.       Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended December 31, 2003, the Fund's expenses were reduced by $4,000 under such arrangements.

8.       Line of Credit Facility

The Fund, along with certain others in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings is payable at the Federal Funds Rate plus 1/2% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended December 31, 2003, the Fund had no borrowings under this agreement.

PIONEER BALANCED FUND
PRO FORMA
Schedule of Investments(a)
June 30, 2004
(Unaudited)


Pioneer        Safeco
Balanced      Balanced        Pro Forma
 Fund           Fund           Combined         Pioneer
Shares         Shares           Shares          Ratings
--------     ---------        ----------       ---------

                                                          COMMON STOCKS
                                                          Energy
                                                          Integrated Oil & Gas
                2,400             2,400                   BP, Plc (A.D.R.)
                4,700             4,700                   ChevronTexaco Corp.
                1,801             1,801                   ConocoPhillips
  11,200        9,876            14,200                   Exxon Mobil Corp.
                3,000             3,000                   Royal Dutch Petroleum Co. (A.D.R.)

                                                          Oil and Gas Drilling
  21,800                         21,800                   Encana Corp.
 107,400                        107,400                   ENSCO International, Inc.
  63,600                         63,600                   Varco International, Inc. *

                                                          Oil & Gas Exploration & Production
  38,000                         38,000                   Pioneer Natural Resources Co.

                                                          Total Energy

                                                          Materials
                                                          Aluminum
                3,200             3,200                   Alcoa, Inc.

                                                          Diversified Chemicals
                2,200             2,200                   Du Pont (E.I.) de Nemours  & Co.

                                                          Forest Products
                2,400             2,400                   Weyerhaeuser Co.

                                                          Industrial Gases
                3,200             3,200                   Air Products and Chemicals,  Inc.
                6,200             6,200                   Praxair, Inc.

                                                          Metal & Glass Containers
                1,400             1,400                   Ball Corp.

                Pioneer           Safeco          Pro Forma
% of         Balanced Fund       Balanced          Combined
 Net          Market Value      Fund Market         Market
Assets           (000's)       Value (000's)     Value (000's)
-------      -------------     -------------     -------------

   64.2%
    5.7%
    1.2%
             $                 $        129     $         129
                                        442               442
                                        137               137
                      497               439               439
                                        155               155
        ------------------------------------------------------
             $        497      $      1,302     $       1,799
        ------------------------------------------------------
    3.6%
             $        941     $                 $         941
                    3,125                               3,125
                    1,392                               1,392
        ------------------------------------------------------
             $      5,458      $                       $5,458
        ------------------------------------------------------
    0.9%
                    1,333                               1,333
        ------------------------------------------------------
             $      7,289      $      1,302    $        8,591
        ------------------------------------------------------

    2.7%
    0.1%
             $                 $        106    $          106
        ------------------------------------------------------

    0.1%
             $                 $         98    $           98
        ------------------------------------------------------

    0.1%
             $                 $        151    $          151
        ------------------------------------------------------

    0.3%
                                        168               168
                                        247               247
        ------------------------------------------------------
             $                 $        415    $          415
        ------------------------------------------------------
    0.1%
             $                 $        101    $          101
        ------------------------------------------------------

Pioneer        Safeco
Balanced      Balanced        Pro Forma
 Fund           Fund           Combined         Pioneer
Shares         Shares           Shares          Ratings
--------     ---------        ----------       ---------

                                                          Precious Metals & Minerals
  83,000                         83,000                   Newmont Mining Corp.,
                                                          Total Materials

                                                          Capital Goods
                                                          Aerospace & Defense
  79,000                         79,000                   Northrop Grumman Corp.
                2,100             2,100                   United Technologies Corp.

                                                          Construction & Farm Machinery & Heavy Trucks
                1,200             1,200                   PACCAR, Inc.

                                                          Electrical Components & Equipment
  23,800                         23,800                   Molex, Inc.

                                                          Industrial Conglomerates
                9,700             9,700                   General Electric Co.

                                                          Industrial Machinery
                  800               800                   Illinois Tool Works, Inc.
                2,400             2,400                   Ingersoll-Rand Co. (Class A)

                                                          Total Capital Goods

                                                          Commercial Services & Supplies
                                                          Diversified Commercial Services
  13,000                         13,000                   Cintas Corp.

                                                          Office Services & Supplies
                2,900             2,900                   Pitney Bowes, Inc.

                                                          Total Commercial Services & Supplies

                                                          Transportation
                                                          Railroads
                1,600             1,600                   Union Pacific Corp.

                                                          Trucking
                  900               900                   United Parcel Service, Inc. (Class B)
  38,800                         38,800                   United Parcel Service, Inc.

                Pioneer           Safeco          Pro Forma
% of         Balanced Fund       Balanced          Combined
 Net          Market Value      Fund Market         Market
Assets           (000's)       Value (000's)     Value (000's)
-------      -------------     -------------     -------------

   2.1%
                   3,217                               3,217
             $     3,217       $       871      $      4,088
       -----------------------------------------------------

   3.8%
   2.9%
                   4,242                               4,242
                                       192               192
       -----------------------------------------------------
             $     4,242       $       192     $       4,434
       -----------------------------------------------------
   0.0%
             $                 $        70     $          70
       -----------------------------------------------------

   0.4%
             $       649       $               $         649
       -----------------------------------------------------

   0.2%
             $                 $       314     $         314
       -----------------------------------------------------

   0.2%
             $                 $        77     $          77
                                       164               164
       -----------------------------------------------------
             $                 $       241     $         241
       -----------------------------------------------------
             $     4,892       $       817     $       5,708
       -----------------------------------------------------

   0.5%
   0.4%
             $       620       $               $         620
       -----------------------------------------------------

   0.1%
             $                 $       128     $         128
       -----------------------------------------------------
             $       620       $       128     $         748
       -----------------------------------------------------

   2.0%
   0.1%
             $                 $        95     $          95
       -----------------------------------------------------

   2.0%
             $                 $        68     $          68
                   2,917                               2,917
       -----------------------------------------------------

             $     2,917       $        68     $       2,984
       -----------------------------------------------------

Pioneer        Safeco
Balanced      Balanced        Pro Forma
 Fund           Fund           Combined         Pioneer
Shares         Shares           Shares          Ratings
--------     ---------        ----------       ---------

                                                          Total Transportation

                                                          Media
                                                          Broadcasting & Cable TV
 16,600                           16,600                  Clear Channel Communications, Inc.,
 28,900                           28,900                  Comcast Corp  *

                                                          Movies & Entertainment
 64,700         3,000             67,700                  Viacom, Inc. (Class B)

                                                          Publishing
                2,200              2,200                  Gannett Co., Inc.

                                                          Total Media

                                                          Retailing
                                                          Apparel Retail
 19,200                           19,200                  Liz Claiborne, Inc.

                                                          Department Stores
                5,300              5,300                  Nordstrom, Inc.

                                                          Home Improvement Retail
                2,700              2,700                  Home Depot, Inc.

                                                          General Merchandise Stores
112,800                          112,800                  Family Dollar Stores, Inc.
                2,800              2,800                  Target Corp.

                                                          Total Retailing

                                                          Food & Drug Retailing
                                                          Drug Retail
 25,000                           25,000                  CVS Corp.

                                                          Food Distributors
                3,400              3,400                  SYSCO Corp.

                                                          Food Retail
 63,000                           63,000                  Wm. Wrigley Jr. Co.

                                                          Hypermarkets & Supercenters

                Pioneer           Safeco          Pro Forma
% of         Balanced Fund       Balanced          Combined
 Net          Market Value      Fund Market         Market
Assets           (000's)       Value (000's)     Value (000's)
-------      -------------     -------------     -------------
            $       2,917      $       163    $        3,079
       -----------------------------------------------------

   2.7%
   0.9%
                      613                                613
                      798                                798
       ------------------------------------------------------

            $       1,411      $              $        1,411
       ------------------------------------------------------
   1.6%
            $       2,311      $       107    $        2,418
       ------------------------------------------------------

   0.1%
                               $       187    $          187
       ------------------------------------------------------
            $       3,722      $       294    $        4,016
       ------------------------------------------------------

   3.0%
   0.5%
            $         691      $              $          691
       ------------------------------------------------------

   0.1%
            $                  $       226    $          226
       ------------------------------------------------------

   0.1%
            $                  $        95    $           95
       ------------------------------------------------------

   2.4%
            $       3,431                     $        3,431
                                       119               119
       ------------------------------------------------------
            $       3,431     $        119    $        3,550
       ------------------------------------------------------
            $       4,122     $        440    $        4,562
       ------------------------------------------------------

   4.2%
   0.7%
            $       1,051     $               $        1,051
       ------------------------------------------------------

   0.1%
            $                 $        122    $          122
       ------------------------------------------------------

   2.6%
            $       3,972     $               $        3,972
       ------------------------------------------------------

   0.8%

Pioneer        Safeco
Balanced      Balanced        Pro Forma
 Fund           Fund           Combined         Pioneer
Shares         Shares           Shares          Ratings
--------     ---------        ----------       ---------


 22,100                          22,100                  Wal-Mart Stores, Inc.

                                                         Total Food & Drug Retailing

                                                         Food, Beverage & Tobacco
                                                         Distillers & Vintners
 69,600                          69,600                  Anheuser-Busch Companies, Inc.

                                                         Packaged Foods & Meats
                4,400             4,400                  Kraft Foods, Inc. (Class A)
                4,100             4,100                  Sara Lee Corp.

                                                         Soft Drinks
 37,800         2,700            40,500                  The Coca-Cola Co.
 55,500         1,200            56,700                  PepsiCo, Inc.

                                                         Total Food, Beverage & Tobacco

                                                         Household & Personal Products
                                                         Household Products
 27,200                          27,200                  Estee Lauder Co.
                3,900             3,900                  Kimberly-Clark Corp.
                1,800             1,800                  Procter & Gamble Co.

                                                         Personal Products
 96,900                          96,900                  Gillette Co.

                                                         Total Household & Personal Products

                                                         Health Care Equipment & Services
                                                         Health Care Distributors
 36,700                          36,700                  Cardinal Health, Inc.
                3,100             3,100                  McKesson Corp.
 53,200          3400            56,600                  Wyeth

                                                         Health Care Equipment
 52,700                          52,700                  Biomet, Inc.
  8,700                           8,700                  Guidant Corp.

                                                         Total Health Care Equipment & Services

                                                         Pharmaceuticals & Biotechnology
                                                         Biotechnology

                Pioneer           Safeco          Pro Forma
% of         Balanced Fund       Balanced          Combined
 Net          Market Value      Fund Market         Market
Assets           (000's)       Value (000's)     Value (000's)
-------      -------------     -------------     -------------
            $       1,166     $                 $       1,166
       ------------------------------------------------------
            $       6,189     $         122     $       6,311
       ------------------------------------------------------

   6.0%
   2.5%
            $       3,758     $                 $       3,758
       ------------------------------------------------------

   0.2%
            $                 $         139     $         139
                                         94                94
       ------------------------------------------------------
            $                 $         234     $         234
       ------------------------------------------------------
   3.4%
            $       1,908     $         136     $       2,044
                    2,990                65             3,055
       ------------------------------------------------------
            $       4,898     $         201     $       5,099
       ------------------------------------------------------
            $       8,657     $         435     $       9,092
       ------------------------------------------------------

   3.8%
   1.1%
            $       1,327     $                 $       1,327
                                        257               257
                                         98                98
       ------------------------------------------------------
            $       1,327     $         355     $       1,682
       ------------------------------------------------------
   2.7%
            $       4,109                       $       4,109
       ------------------------------------------------------
            $       5,435     $         355     $       5,790
       ------------------------------------------------------

   5.0%
   3.1%
            $       2,571     $                 $       2,571
                                        106               106
                    1,924               123             2,047
       ------------------------------------------------------
            $       4,495     $         229     $       4,724
       ------------------------------------------------------
   1.9%
            $       2,342                       $       2,342
                      486                                 486
       ------------------------------------------------------
            $       2,828                       $       2,828
       ------------------------------------------------------
            $       7,323     $         229     $       7,552
       ------------------------------------------------------

   4.6%
   0.5%


Pioneer       Safeco.
Balanced      Balanced        Pro Forma
 Fund           Fund           Combined         Pioneer
Shares         Shares           Shares          Ratings
--------     ---------        ----------       ---------
  13,468                          13,468                  Amgen, Inc. *

                                                          Pharmaceuticals
                 3,900             3,900                  Abbott Laboratories
  11,100                          11,100                  Eli Lilly & Co.
  18,900                          18,900                  Merck & Co., Inc.
 122,341         4,380           126,721                  Pfizer, Inc.

                                                          Total Pharmaceuticals & Biotechnology

                                                          Banks
                                                          Diversified Banks
                 3,300             3,300                  Bank of America Corp.
                 7,300             7,300                  Hibernia Corp.  (Class A)
                 5,100             5,100                  Mellon Financial Corp.
                12,820            12,820                  U.S. Bancorp
                 5,000             5,000                  Wachovia Corp.
                 5,200             5,200                  Wells Fargo & Co.

                                                          Thrifts & Mortgage Finance
                   900               900                  Federal National Mortgage Association
                 2,300             2,300                  PMI Group, Inc.
                 5,550             5,550                  Washington Mutual, Inc.

                                                          Total Banks

                                                          Diversified Financials
                                                          Asset Management & Custody Banks
  40,200         4,900            45,100                  The Bank of New York Co., Inc.
                 1,700             1,700                  State Street Corp.

                                                          Consumer Finance
  36,700         1,300            38,000                  American Express Co.
                 7,700             7,700                  MBNA Corp.

                                                          Diversified Financial Services
                 9,300             9,300                  Citigroup, Inc.
                 5,100             5,100                  J.P. Morgan Chase  & Co.

                                                          Investment Banking & Brokerage
                 3,500             3,500                  Morgan Stanley

                Pioneer           Safeco          Pro Forma
% of         Balanced Fund       Balanced          Combined
 Net          Market Value      Fund Market         Market
Assets           (000's)       Value (000's)     Value (000's)
-------      -------------     -------------     -------------

           $          735                      $         735
        -----------------------------------------------------

    4.1%
           $                 $         $159    $         159
                      776                                776
                      898                                898
                    4,194               150            4,344
        -----------------------------------------------------
           $        5,868    $          309    $       6,177
        -----------------------------------------------------
           $        6,603    $          309    $       6,912
        -----------------------------------------------------

    1.2%
    1.0%
           $                 $          279    $         279
                                        177              177
                                        150              150
                                        353              353
                                        223              223
                                        298              298
        -----------------------------------------------------
           $                 $        1,480    $       1,480
        -----------------------------------------------------
    0.3%
           $                 $           64    $          64
                                        100              100
                                        214              214
        -----------------------------------------------------
           $                 $          379    $         379
        -----------------------------------------------------
           $                 $        1,858    $       1,858
        -----------------------------------------------------

    2.9%
    0.9%
           $        1,185    $          145    $       1,330
                                         83               83
        -----------------------------------------------------
           $        1,185    $          228    $       1,413
        -----------------------------------------------------
    1.4%
           $        1,886    $           67    $       1,952
           $                 $          199    $         199
        -----------------------------------------------------
           $        1,886    $          265    $       2,151
        -----------------------------------------------------
    0.4%
           $                 $          432    $         432
                                        198              198
        -----------------------------------------------------
           $                 $          630    $         630
        -----------------------------------------------------
    0.1%
           $                 $          185    $         185
        -----------------------------------------------------

Pioneer        Safeco
Balanced      Balanced        Pro Forma
 Fund           Fund           Combined         Pioneer
Shares         Shares           Shares          Ratings
--------     ---------        ----------       ---------


                                                          Total Diversified Financials

                                                         Insurance
                                                         Multi-Line Insurance
                  3,500            3,500                 Allstate Corp.
                  3,500            3,500                 American International Group,  Inc.
                  4,800            4,800                 Hartford Financial Services  Group, Inc.

                                                         Property & Casualty Insurance
   1,550                           1,550                 Berkshire Hathaway, Inc. (Class B) *
  27,000                          27,000                 Progressive Corp. *
                  2,427            2,427                 St. Paul Travelers Cos., Inc.

                                                         Total Insurance

                                                         Software & Services
                                                         Application Software
 149,400          4,500          153,900                 Microsoft Corp.
                  5,500            5,500                 PeopleSoft, Inc. *
  57,400                          57,400                 Symantec Corp. *

                                                         Data Processing & Outsourced Services
  97,700                          97,700                 First Data Corp.,

                                                         Total Software & Services

                                                         Utilities
                                                         Electric Utilities
                  4,800            4,800                 Exelon Corp.
                  4,200            4,200                 FirstEnergy Corp.
                  4,400            4,400                 Southern Co.

                                                         Multi-Utilities & Unregulated Power
                  7,700            7,700                 NiSource, Inc.

                                                         Total Utilities

                                                         Technology Hardware & Equipment
                                                         Computer Hardware
                  1,900            1,900                 Dell, Inc. *
                  1,100            1,100                 Diebold, Inc.
  94,900                          94,900                 Hewlett-Packard Co.,
                  2,500            2,500                 IBM Corp.

                Pioneer           Safeco          Pro Forma
% of         Balanced Fund       Balanced          Combined
 Net          Market Value      Fund Market         Market
Assets           (000's)       Value (000's)     Value (000's)
-------      -------------     -------------     -------------

             $      3,071      $      1,308      $     4,379
       ------------------------------------------------------

  5.1%
  0.5%
             $                 $        163      $       163
                                        249              249
                                        330              330
       ------------------------------------------------------
                               $        742      $       742
       ------------------------------------------------------
  4.6%
             $      4,580                        $     4,580
                    2,303                              2,303
                                         98               98
       ------------------------------------------------------
             $      6,883      $         98      $     6,982
       ------------------------------------------------------
             $      6,883      $        841      $     7,724
       ------------------------------------------------------

  7.5%
  4.6%
             $      4,267      $        129      $     4,395
                                        102              102
                    2,513                              2,513
       ------------------------------------------------------
             $      6,780      $        230      $     7,010
       ------------------------------------------------------
  2.9%
             $      4,350                        $     4,350
       ------------------------------------------------------
             $     11,129      $        230      $    11,360
       ------------------------------------------------------

  0.4%
  0.3%
             $                 $        160      $       160
                                        157              157
                                        128              128
       ------------------------------------------------------
                               $        445      $       445
       ------------------------------------------------------
  0.1%
             $                 $        159      $       159
       ------------------------------------------------------
             $                 $        604      $       604
       ------------------------------------------------------

  1.6%
  1.6%
             $                 $         68      $        68
                                         58               58
                    2,002                              2,002
                                        220              220
       ------------------------------------------------------

Pioneer        Safeco
Balanced      Balanced        Pro Forma
 Fund           Fund           Combined         Pioneer
Shares         Shares           Shares          Ratings
--------     ---------        ----------       ---------
                                                         Technology Distributors
                 2,500            2,500                  Agilent Technologies, Inc. *

                                                         Total Technology Hardware & Equipment

                                                         Telecommunications Services
                                                         Integrated Telecommunications Services
                 4,100            4,100                  ALLTEL Corp.
                 5,000            5,000                  BellSouth Corp.
                 7,900            7,900                  SBC Communications, Inc.
                 6,114            6,114                  Verizon Communications, Inc.

                                                         Total Telecommunications Services
                                                         Automobiles & Components
                                                         Auto Parts & Equipment
                 2,300            2,300                  Johnson Controls, Inc.

                                                         Automobile Manufacturers
                 2,200            2,200                  General Motors Corp.

                                                         Total Automobiles & Components

                                                         Semiconductors
                                                         Semiconductors
 18,000          6,100           24,100                  Intel Corp.
                 5,100            5,100                  Texas Instruments, Inc.

                                                         Semiconductor Equipment
                 3,700            3,700                  Applied Materials, Inc. *

                                                         Total Semiconductors

                                                         Real Estate
                                                         Real Estate Investment Trust
                 2,500            2,500                  Alexandria Real Estate  Equities, Inc.
                 1,700            1,700                  Liberty Property Trust

                                                         Consumer Durables & Apparel
                                                         Home Furnishings
                 6,300            6,300                  Leggett & Platt, Inc.
                                                         Leisure Products

                Pioneer           Safeco          Pro Forma
% of         Balanced Fund       Balanced          Combined
 Net          Market Value      Fund Market         Market
Assets           (000's)       Value (000's)     Value (000's)
-------      -------------     -------------     -------------
       ------------------------------------------------------
             $      2,002      $       347      $      2,349
       ------------------------------------------------------
   0.0%
             $                 $        73      $         73
       ------------------------------------------------------
             $      2,002      $       420      $      2,422
       ------------------------------------------------------

   0.5%
   0.5%
             $                 $       208      $        208
                                       131               131
                                       192               192
                                       221               221
       ------------------------------------------------------
             $                 $       751      $        751
       ------------------------------------------------------

   0.1%
   0.1%
             $                 $       123      $        123
       ------------------------------------------------------

   0.1%
             $                 $       103      $        103
       ------------------------------------------------------
             $                 $       225      $        225
       ------------------------------------------------------

   0.6%
   0.5%
             $        497      $       168      $        665
                                       123               123
       ------------------------------------------------------
             $        497      $       292      $        788
       ------------------------------------------------------
   0.0%
             $                 $        73      $         73
       ------------------------------------------------------
             $        497      $       364      $        861
       ------------------------------------------------------

   0.1%
   0.1%
             $                 $       142      $        142
                                        68                68
       ------------------------------------------------------
             $                 $       210      $        210
       ------------------------------------------------------

   0.2%
   0.1%
             $                 $       168      $        168
       ------------------------------------------------------
   0.1%


Pioneer        Safeco
Balanced      Balanced        Pro Forma
 Fund           Fund           Combined         Pioneer
Shares         Shares           Shares          Ratings
--------     ---------        ----------       ---------
                 2,200            2,200                     Polaris Industries, Inc.
                                                            Total Consumer Durables & Apparel

                                                            Hotels, Restaurants & Leisure
                                                            Restaurants
                 3,300            3,300                     YUM! Brands, Inc. *
                                                            Total Hotels, Restaurants & Leisure
                                                            TOTAL COMMON STOCKS
                                                            Common Stocks (At Cost)

                Pioneer           Safeco          Pro Forma
% of         Balanced Fund       Balanced          Combined
 Net          Market Value      Fund Market         Market
Assets           (000's)       Value (000's)     Value (000's)
-------      -------------     -------------     -------------
                               $       106      $        106
        -----------------------------------------------------
            $                  $       274      $        274
        -----------------------------------------------------

    0.1%
    0.1%
            $                  $       123      $        123
        -----------------------------------------------------
            $                  $       123      $        123
        -----------------------------------------------------
            $     84,567       $    12,674      $     97,241
        -----------------------------------------------------
            $     71,854       $    10,726      $     82,580
        -----------------------------------------------------

Pioneer        Safeco
Balanced      Balanced       Pro Forma       Pioneer
 Fund           Fund         Combined          S&P
Principal     Principal      Principal       Moody's
 Amount        Amount          Amount         Rating
---------     ---------      ---------       ---------
                                                            ASSET BACKED SECURITIES
                                                            Transportation
                                                            Airlines
$  12,776                     $ 12,776         BBB+/Baa3    Continential Airlines, 6.648%, 9/15/17

                                                            Total Transportation
                                                            Diversified Financials
                                                            Consumer Finance
               $ 36,078                                     Americredit Automobile Receivables Trust, 1.39%,
                                36,078                      12/12/07
                 70,000         70,000                      MBNA Credit Card Master Note Trust, 1.25%, 12/15/08
                                                            Diversified Financial Services
  269,455                      269,455         BBB-/Baa2    PF Export Receivable Master Trust, 6.436%, 6/1/15 (144A)
  304,725                      304,725         BBB/Baa2     Power Receivables Finance, 6.29%, 1/1/12 (144A)
                                                            Total Diversified Financials
                                                            Real Estate
                                                            Real Estate Investment Trusts
  300,000                      300,000                      Global Signal Trust, 5.395%, 1/15/34 (144A)

                                                            Total Real Estate
                                                            TOTAL ASSET BACKED SECURITIES
                                                            Asset Backed Securities (At Cost)
                                                            COLLATERALIZED MORTGAGE OBLIGATIONS

                Pioneer           Safeco          Pro Forma
% of         Balanced Fund       Balanced          Combined
 Net          Market Value      Fund Market         Market
Assets           (000's)       Value (000's)     Value (000's)
-------      -------------     -------------     -------------
  0.7%
  0.0%
  0.0%
             $         12      $                $         12
      -------------------------------------------------------
             $         12      $                $         12
      -------------------------------------------------------

  0.5%
  0.1%
                               $        36
             $                                  $         36
                                        70                70
      -------------------------------------------------------
             $                 $       106      $        106
      -------------------------------------------------------
  0.4%
             $        266      $                $        266
                      310                                310
      -------------------------------------------------------
             $        576      $                $        576
      -------------------------------------------------------
             $        576      $       106      $        682
      -------------------------------------------------------

  0.2%
  0.2%
             $        288      $                $        288
      -------------------------------------------------------
             $        288      $                $        288
      -------------------------------------------------------
             $        876      $       106      $        982
      -------------------------------------------------------
             $        884      $       106      $        990
      -------------------------------------------------------

  1.2%

Pioneer        Safeco
Balanced      Balanced       Pro Forma       Pioneer
 Fund           Fund         Combined          S&P
Principal     Principal      Principal       Moody's
 Amount        Amount          Amount         Rating
---------     ---------      ---------       ---------
                                                           Thrifts & Mortgage Finance
$ 957,664                   $  957,664         BBB/Aaa     Structured Asset Securities Corp., 6.0765%, 8/25/32

                                                           Commercial
               $ 25,346       $ 25,346                     Asset Securitization Corp., 7.32%, 1/13/30

                                                           Residential
                 80,000         80,000                     Washington Mutual, Inc., 4.10%, 10/25/33

                                                           Government
  300,000                      300,000                     Freddie Mac 3.25%, 2/25/08
                 50,000         50,000                     Freddie Mac, 3.50%, 9/15/10
  238,975                      238,975                     Freddie Mac 5.00%, 1/15/16
                110,000        110,000                     Freddie Mac, 6.00%, 4/15/32

                                                           TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS

                                                           Collateralized Mortgage Obligations (at cost)

                                                           CORPORATE BONDS
                                                           Energy
                                                           Integrated Oil & Gas
  120,000                      120,000         BBB+/Baa1   Occidental Petroleum, 6.75%, 1/15/12
                 65,000         65,000                     Pemex Project Funding Master Trust, 9.125%, 10/13/10
                 15,000         15,000                     USX Corp., 6.85%, 3/01/08

                                                           Oil & Gas Refining Marketing & Transportation
                 40,000         40,000                     Kinder Morgan Energy Partners, L.P., 6.75%, 3/15/11
  200,000                      200,000  B      BB/Ba1      Magellan Midstream Partners, L.P., 6.45%, 6/1/14,

                                                           Total Energy

                                                           Materials
                                                           Commodity Chemicals
  300,000                      300,000         BB+/Ba2     Nova Chemicals Ltd., 6.5%, 1/15/12

                                                           Diversified Metals & Mining
  425,000                      425,000         BBB-/Baa3   Inco Ltd., 7.2%, 9/15/32

                                                           Fertilizers & Agricultural Chemicals
                 30,000         30,000                     Potash Corp. of Saskatchewan, Inc., 4.875%, 3/01/13

                                                           Forest Products
                 12,000         12,000                     Weyerhaeuser Co., 5.50%, 3/15/05

                Pioneer           Safeco          Pro Forma
% of         Balanced Fund       Balanced          Combined
 Net          Market Value      Fund Market         Market
Assets           (000's)       Value (000's)     Value (000's)
-------      -------------     -------------     -------------
   0.6%
               $      934      $                 $        934
       -------------------------------------------------------

   0.0%
               $               $         26      $         26
       -------------------------------------------------------

   0.1%
               $               $         78      $         78
       -------------------------------------------------------

   0.5%
               $      294      $                 $        294
                                         50                50
                      244                                 244
                                        114               114
       -------------------------------------------------------
               $      538      $        164      $        702
       -------------------------------------------------------
               $    1,472      $        268      $      1,740
       -------------------------------------------------------
               $    1,531      $        273      $      1,804
       -------------------------------------------------------

  11.9%
   0.3%
   0.1%
               $      132      $                          132
                                         74                74
                                         16                16
       -------------------------------------------------------
               $      132      $         91      $        223
       -------------------------------------------------------
   0.2%
               $               $         43      $         43
                      201                                 201
       -------------------------------------------------------
               $      201      $         43      $        244
       -------------------------------------------------------
               $      333      $        134      $        467
       -------------------------------------------------------

   1.2%
   0.2%
               $      296                        $        296
       -------------------------------------------------------

  0.3%
               $      448                        $        448
       -------------------------------------------------------

  0.0%
                               $         29      $         29
       -------------------------------------------------------

  0.0%
                               $         12      $         12
        -------------------------------------------------------

Pioneer        Safeco
Balanced      Balanced       Pro Forma       Pioneer
 Fund           Fund         Combined          S&P
Principal     Principal      Principal       Moody's
 Amount        Amount          Amount         Rating
---------     ---------      ---------       ---------
                                                            Metal & Glass Containers
$ 125,000                  $   125,000         BBB/Baa2     Tenneco Packaging, 8.125%, 6/15/17

                                                            Paper Products
  250,000                      250,000         BB/Ba2       Abitibi-Consolidated, Inc., 6.95%, 4/1/08

                                                            Specialty Chemicals
  300,000                      300,000         BBB-/Baa3    Ferro Corp., 9.125%, 1/1/09

                                                            Steel
  225,000                      225,000         BB/Ba3       International Steel Group, 6.5%, 4/15/14 (144A)

                                                            Total Materials

                                                            Capital Goods
                                                            Aerospace & Defense
               $ 80,000         80,000                      Honeywell International, Inc., 7.50%, 3/01/10
  100,000                      100,000         B/B3         K&F Industries, 9.625%, 12/15/10

                                                            Construction & Farm Machinery & Heavy Trucks
                 70,000         70,000                      John Deere Capital Corp., 2.16%, 9/17/04

                                                            Electrical Components & Equipment
  200,000                      200,000         BBB-/Ba1     Thomas & Betts Corp., 7.25%, 6/1/13

                                                            Industrial Conglomerates
  145,000                      145,000         AAA/Aaa      General Electric Capital Corp., 6.125%, 2/22/11
   90,000                       90,000         AAA/Aaa      General Electric Capital Corp., 6.75%, 3/15/32

                                                            Industrial Machinery
  400,000                      400,000         BBB-/Ba1     Timken Co., 5.75%, 2/15/10

                                                            Total Capital Goods

                                                            Automobiles & Components
                                                            Automobile Manufacturers
  150,000                      150,000         BBB-/A3      Ford Motor Credit Co., 9.14%, 12/30/14
               $ 80,000       $ 80,000                      Ford Motor Co., 7.25%, 10/01/08
$ 500,000                      500,000         BBB-/Baa1    General Motors, 7.2%, 1/15/11
  300,000                      300,000         BB+/Ba1      Hyundai Motor Co., Ltd., 5.3%, 12/19/08

                                                            Total Automobiles & Components

                                                            Hotels, Restaurants & Leisure
                                                            Casinos & Gaming
  100,000                      100,000         B+/B1        Turning Stone, 9.125%, 12/15/10 (144A)

              Pioneer           Safeco
              Balanced          Balanced       Pro Forma
 % of           Fund              Fund         Combined
  Net          Market            Market         Market
 Assets      Value(000's)     Value (000's)   Value (000's)
----------  --------------   -------------- --------------
          ----------------------------------------------

      0.1%
              $      148                      $      148
          ----------------------------------------------

      0.2%
              $      253      $               $      253
          ----------------------------------------------

      0.2%
              $      345      $               $      345
          ----------------------------------------------

      0.1%
              $      211      $               $      211
          ----------------------------------------------
              $    1,700      $       41      $    1,741
          ----------------------------------------------

      0.7%
      0.1%
              $               $       91      $       91
                     110                             110
          ----------------------------------------------
              $      110      $       91      $      201
          ----------------------------------------------
      0.0%
              $               $       70      $       70
          ----------------------------------------------

      0.1%
              $      212      $               $      212
          ----------------------------------------------

      0.2%
              $      155      $               $      155
                      97                              97
          ----------------------------------------------
              $      252      $               $      252
          ----------------------------------------------
      0.3%
              $      401                      $      401
          ----------------------------------------------
              $      974      $      161      $    1,136
          ----------------------------------------------

      0.7%
      0.7%
              $      154      $               $      154
                                      85              85
                     524                             524
                     295                             295
          ----------------------------------------------
              $      974      $       85      $    1,059
          ----------------------------------------------

      0.4%
      0.1%
              $      105      $               $      105
          ----------------------------------------------

   Pioneer                                Pro Forma        Pioneer
Balanced Fund       Safeco Balanced       Combined          S&P/
  Principal         Fund Principal        Principal        Moody's
    Amount              Amount              Amount         Ratings
-------------       ---------------      -----------      ----------
                                                                         Hotels, Resorts & Cruise Lines
$ 500,000                               $   500,000        BBB-/Baa3     Hilton Hotels, 7.625%, 12/1/12

                                                                         Total Hotels, Restaurants & Leisure

                                                                         Media
                                                                         Broadcasting & Cable TV
                      $    80,000            80,000                      Comcast Cable Corp., 5.30%, 1/15/14
  500,000                                   500,000        BBB/Baa3      Comcast Cable Corp., 7.125%,  6/15/13
  530,000                                   530,000        BBB/Baa2      Cox Communications, 7.125%, 10/1/12
  415,000                                   415,000        BB-/Ba3       Echostar DBS Corp., 6.375%, 10/1/11 (144A)

                                                                         Movies & Entertainment
  400,000                                   400,000        BBB+Baa1      AOL Time Warner, Inc., 6.875%, 5/1/12
                           30,000            30,000                      AOL Time Warner, Inc., 6.75%, 4/15/11

                                                                         Publishing
  512,000                                   512,000        BBB-/Baa3     News America, Inc., 7.3%, 4/30/28

                                                                         Total Media

                                                                         Retailing
                                                                         Apparel Retail
                           15,000            15,000                      Nordstrom, Inc., 5.625%, 1/15/09

                                                                         Department Stores
  150,000                                   150,000        BB+/Ba3       J.C. Penney Co. Inc., 8.25%, 8/15/22

                                                                         Specialty Stores
  500,000                                   500,000        BB/Ba2        Toys "R" Us, 7.875%, 4/15/13

                                                                         Total Retailing

                                                                         Food, Beverage & Tobacco
                                                                         Agricultural Products
                           35,000            35,000                      Unilever Capital Corp., 7.125%, 11/01/10

                                                                         Brewers
                           35,000                                        Miller Brewing Co. (144A), 5.50%, 8/15/13,
                                             35,000                      (acquired 11/19/03)

                                                                         Soft Drinks
                           35,000            35,000                      Bottling Group, LLC, 5.00%, 11/15/13

                                                                         Tobacco
  400,000                                   400,000        BBB/Baa2      Altria Group, Inc., 7.0%, 11/4/13

                                                                         Total Food, Beverage & Tobacco

              Pioneer           Safeco
              Balanced          Balanced       Pro Forma
 % of           Fund              Fund         Combined
  Net          Market            Market         Market
 Assets      Value(000's)     Value (000's)   Value (000's)
----------  --------------   -------------- --------------
     0.4%
               $      538                    $       538
         ------------------------------------------------
               $      642      $             $       642
         ------------------------------------------------

     1.7%
     1.1%
               $               $       77    $        77
                      547                            547
                      581                            581
                      409                            409
         ------------------------------------------------
                $   1,536      $       77    $     1,613
         ------------------------------------------------
     0.3%
               $      432      $             $       432
                                       32             32
         ------------------------------------------------
               $      432       $      32    $       465
         ------------------------------------------------
     0.4%
               $      555      $             $       555
         ------------------------------------------------
               $    2,524      $       109   $     2,633
         ------------------------------------------------

     0.4%
     0.0%
               $               $       16    $        16
         ------------------------------------------------

     0.1%
               $      156      $             $       156
         ------------------------------------------------

     0.3%
               $      502      $             $       502
         ------------------------------------------------
               $      658      $       16    $       674
         ------------------------------------------------

     0.3%
     0.0%
               $               $       39    $        39
         ------------------------------------------------

     0.0%
               $               $       35    $        35
         ------------------------------------------------

     0.0%
               $               $       34    $        34
         ------------------------------------------------

     0.3%
               $      407      $             $       407
         ------------------------------------------------

               $      407      $      109    $       516
         ------------------------------------------------

  Pioneer       Safeco
 Balanced      Balanced   Pro Forma         Pioneer
   Fund         Fund       Combined          S&P/
 Principal     Principal  Principal         Mooody's
  Amount        Amount     Amount           Ratings
------------- ----------  ---------         --------





$ 500,000                $ 500,000         BBB-Ba1




  250,000                  250,000         BBB-/Baa3








  100,000                  100,000         AAA/Aaa








               $ 35,000     35,000
                 80,000     80,000

  150,000                  150,000         NR/Aaa
  225,000                  225,000         AA-/Aa2
                 30,000     30,000
                 50,000     50,000






                 40,000     40,000




                 70,000     70,000
  300,000                  300,000         BBB-/Baa3











  200,000                  200,000         B+/B1
                 30,000     30,000
                 30,000     30,000
                 25,000     25,000






                 50,000     50,000
  300,000                  300,000         A-/Baa3
                 30,000     30,000

                                                                          Pioneer           Safeco
                                                                          Balanced          Balanced       Pro Forma
                                                                % of        Fund              Fund         Combined
                                                                 Net       Market            Market         Market
                                                                Assets   Value(000's)     Value (000's)   Value (000's)
                                                               --------  ------------     -------------   -------------
Health Care Equipment & Services                                  0.5%
Health Care Facilities                                            0.3%
HCA, Inc., 6.3%, 10/1/12                                                 $      500          $             $       500
                                                                        ----------------------------------------------

Health Care Supplies                                              0.2%
Bausch & Lomb, 7.125%, 8/1/28                                            $      250          $             $       250
                                                                        ----------------------------------------------
Total Health Care Equipment & Services                                   $      751          $             $       751
                                                                        ----------------------------------------------

Pharmaceuticals & Biotechnology                                   0.1%
Pharmaceuticals                                                   0.1%
Pharmacia Corp., 6.6%, 12/1/28,                                          $      108          $             $       108
                                                                        ----------------------------------------------
Total Pharmaceuticals & Biotechnology                                    $      108          $             $       108
                                                                        ----------------------------------------------

Banks                                                             0.7%
Diversified Banks                                                 0.4%
HSBC Bank USA, 4.625%, 4/01/14                                           $                   $       33    $        33
International Bank for Reconstruction & Development,
4.375%, 9/28/06                                                                                      82    $        82
KFW-Kredit Wiederaufbau, 2.75%, 5/8/07                                          147                                147
National Westminster, 7.375%, 10/1/09                                           255                                255
U.S. Bancorp, 3.125%, 3/15/08                                                                        29             29
Wachovia Corp., 5.00%, 8/15/15                                                                       48             48
                                                                        ----------------------------------------------
                                                                         $      402          $      192    $       593
                                                                        ----------------------------------------------
Regional Banks                                                    0.0%
KeyCorp, 2.75%, 2/27/07                                                  $                   $       39    $        39
                                                                        ----------------------------------------------

Thrifts & Mortgage Finance                                        0.2%
Countrywide Home Loans, Inc., 3.50%, 12/19/05                            $                   $       71    $        71
Sovereign Bank, 5.125%, 3/15/13                                                 285                                285
                                                                        ----------------------------------------------
                                                                         $      285          $       71    $       356
                                                                        ----------------------------------------------
Total Banks                                                              $      687          $      301    $       988
                                                                        ----------------------------------------------

Diversified Financials                                            1.2%
Investment Banking & Brokerage                                    0.2%
E*Trade Financial Corp., 8.0%, 6/15/11 (144A)                            $      199          $             $       199
Goldman Sachs Group, Inc., 4.125%, 1/15/08                                                           30             30
J.P. Morgan Chase & Co., Inc., 4.50%, 11/15/10                                                       29             29
Morgan Stanley, 6.60%, 4/01/12                                                                       27             27
                                                                        ----------------------------------------------
                                                                         $      199          $       86    $       285
                                                                        ----------------------------------------------
Diversified Financial Services                                    0.7%
American Express Co., 4.875%, 7/15/13                                    $                   $       49    $        49
Brascan Corp., 5.75%, 3/1/10                                                    309                                309
Citigroup, Inc., 7.25%, 10/01/10                                                                     34             34

  Pioneer       Safeco
 Balanced      Balanced   Pro Forma         Pioneer
   Fund         Fund       Combined          S&P/
 Principal     Principal  Principal         Moody's
  Amount        Amount     Amount           Ratings
------------- ----------  ---------         --------
$ 275,000                 $275,000         A+/Aa2
               $ 80,000     80,000
  300,000                  300,000         BBB/Baa3
                 25,000     25,000
                 35,000     35,000






                 75,000     75,000
  300,000                  300,000         B/B2
                 65,000
                            65,000











                 65,000
                            65,000
                 70,000     70,000
  300,000                  300,000         BB+/Ba1






  150,000                  150,000         A/Baa1




  200,000                  200,000         BBB-/Baa1
  350,000                  350,000         BBB+/Baa2
  180,000                  180,000         BBB-/Baa1






  300,000                  300,000         BBB-/Baa3








  400,000                  400,000         BBB-/Baa3
  300,000                  300,000         BBB-/Baa3








                 65,000     65,000
  500,000                  500,000         BBB-/Baa3
  300,000                  300,000         BB+/Ba1


                                                                          Pioneer           Safeco
                                                                          Balanced          Balanced       Pro Forma
                                                                % of        Fund              Fund         Combined
                                                                 Net       Market            Market         Market
                                                                Assets   Value (000's)    Value (000's)   Value (000's)
                                                               --------  ------------     -------------   -------------
Citigroup, Inc., 7.25%, 10/1/10                                                 310                                310
General Electric Capital Corp., 5.45%, 1/15/13                                                       81             81
Glencore Funding LLC, 6.0%, 4/15/14 (144A)                                      278                                278
Household Finance Corp., 7.875%, 3/01/07                                                             28             28
Lehman Brothers Holdings, Inc., 4.375%, 11/30/10                                                     34             34
                                                                        ----------------------------------------------
                                                                         $      897          $      225    $     1,121
                                                                        ----------------------------------------------
Specialized Finance                                               0.3%
General Motors Acceptance, Corp., 6.125%, 9/15/06                        $                   $       78    $        78
MDP Acquistions, 9.625%, 10/1/12                                                329                                329
National Rural Utilities Cooperative Finance Corp., 7.25%,                                           74
3/01/12                                                                                                             74
                                                                        ----------------------------------------------
                                                                         $      329          $      152    $       480
                                                                        ----------------------------------------------
Total Diversified Financials                                             $    1,424          $      463    $     1,887
                                                                        ----------------------------------------------

Insurance                                                         1.1%
Life & Health Insurance                                           0.3%
Jackson National Life Global Funding, LLC (144A), 1.5975%,
3/11/05, (acquired 9/05/02)                                              $                   $       65    $        65
Lincoln National Corp., 5.25%, 6/15/07                                                               73             73
Provident Companies, Inc., 7.0%, 7/15/18                                        286                                286
                                                                        ----------------------------------------------
                                                                         $      286          $      138    $       424
                                                                        ----------------------------------------------
Multi-Line Insurance                                              0.1%
Loew Corp., 5.25%, 3/15/16                                               $      140          $             $       140
                                                                        ----------------------------------------------

Property & Casualty Insurance                                     0.5%
Arch Capital Group Ltd., 7.35%, 5/1/34                                   $      201          $             $       201
Berkley (WR), 5.875%, 2/15/13                                                   357                                357
Kingsway America, Inc., 7.5%, 2/1/14                                            177                                177
                                                                        ----------------------------------------------
                                                                         $      735          $             $       735
                                                                        ----------------------------------------------
Reinsurance                                                       0.2%
Odyssey Re Holdings, 7.65%, 11/1/13                                      $      322          $             $       322
                                                                        ----------------------------------------------
Total Insurance                                                          $    1,483          $      138    $     1,621
                                                                        ----------------------------------------------

Real Estate                                                       0.5%
Real Estate Investment Trusts                                     0.5%
Hospitality Properties Trust, 6.75%, 2/15/13                             $      415          $             $       415
Colonial Reality LP, 6.15%, 4/15/13                                             305                                305
                                                                        ----------------------------------------------
Total Real Estate                                                        $      720                        $       720
                                                                        ----------------------------------------------

Technology Hardware & Equipment                                   1.0%
Computer Hardware                                                 0.6%
IBM Corp., 1.535%, 9/10/04                                               $                   $       65    $        65
NCR Corp., 7.125%, 6/15/09                                                      547                                547
UNISYS Corp., 6.875%, 3/15/10                                                   309                                309
                                                                        ----------------------------------------------


  Pioneer       Safeco
 Balanced      Balanced   Pro Forma         Pioneer
   Fund         Fund       Combined          S&P/
 Principal     Principal  Principal         Moody's
  Amount        Amount     Amount           Ratings
------------- ----------  ---------         --------

 $250,000                 $250,000         BB+/Baa3




  300,000                   300,000        BBB-/Baa3








  300,000                   300,000        BBB+/Baa3
  300,000                   300,000        BBB+/Baa2
               $ 25,000     25,000
                 85,000     85,000






                 35,000     35,000








                 15,000     15,000
  313,500                  313,500
                 40,000     40,000         BBB-/Baa3
                 35,000     35,000







                 75,000     75,000
  300,000                   300,000        B/B1











                 35,000     35,000













  433,717                  433,717
  130,249                  130,249
                145,000    145,000
                 65,000     65,000



                                                                          Pioneer           Safeco
                                                                          Balanced          Balanced       Pro Forma
                                                                % of        Fund              Fund         Combined
                                                                 Net       Market            Market         Market
                                                                Assets   Value (000's)    Value (000's)   Value (000's)
                                                               --------  ------------     -------------   -------------
                                                                         $      856          $       65    $       921
                                                                        ----------------------------------------------
Electronic Manufacturing Services                                 0.2%
Jabil Circuit, Inc., 5.875%, 7/15/10                                     $      258          $             $       258
                                                                        ----------------------------------------------

Technology Distributors                                           0.2%
Arrow Electronic, Inc., 6.875%, 7/1/13                                   $      313          $             $       313
                                                                        ----------------------------------------------
Total Technology Hardware & Equipment                                    $    1,428          $       65    $     1,493
                                                                        ----------------------------------------------

Telecommunication Services                                        0.5%
Integrated Telecommunication Services                             0.4%
Intelsat Ltd. 6.5%, 11/1/13                                              $      265          $             $       265
Telecom Italia S.p.A. 5.25%, 11/15/13 (144A)                                    290                                290
Verizon Global Funding Corp., 7.375%, 9/01/12                                                        28             28
Verizon Wireless Capital LLC, 5.375%, 12/15/06                                                       89             89
                                                                        ----------------------------------------------
                                                                         $      555          $      117    $       672
                                                                        ----------------------------------------------
Wireless Telecommunication Services                               0.0%
Vodafone Group, plc (ADR), 5.00%, 12/16/13                               $                   $       34    $        34
                                                                        ----------------------------------------------
Total Telecommunication Services                                         $      555          $      151    $       706
                                                                        ----------------------------------------------

Utilities                                                         0.5%
Electric Utilities                                                0.3%
Dominion Resources, Inc., 6.25%, 6/30/12                                 $                   $       16    $        16
FPL Energy American Wind Llc, 6.639%, 6/20/23 (144A)                            320                                320
PSEG Power LLC, 6.95%, 6/01/12                                                                       43             43
Southern California Edison Co., 8.00%, 2/15/07                          ----------------------------------------------
                                                                         $      320          $       98    $       418
                                                                        ----------------------------------------------
Multi-Utilities & Unregulated Power                               0.3%
Avista Corp., 7.75%, 1/01/07                                             $                   $       81    $        81
Reliant Energy, Inc., 9.5%, 7/15/13                                             323                                323
                                                                        ----------------------------------------------
                                                                         $      323          $       81    $       404
                                                                        ----------------------------------------------
Total Utilities                                                          $      643          $      179    $       822
                                                                        ----------------------------------------------

Consumer Durables & Apparel                                       0.0%
Housewares & Specialties                                          0.0%
Newell Rubbermaid, Inc., 4.625%, 12/15/09                                $                   $       35    $        35
                                                                        ----------------------------------------------
Total Consumer Durables & Apparel                                                                    35             35
                                                                        ----------------------------------------------
TOTAL CORPORATE BONDS                                                    $   16,012          $    1,987    $    17,999
                                                                        ----------------------------------------------
Corporate Bonds (At Cost)                                                $   15,588          $    1,955    $    17,543
                                                                        ----------------------------------------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS                           20.3%
Federal Home Loan Bank, 5.5%, 10/1/16                                    $      445          $             $       445
Federal Home Loan Bank, 6.5%, 5/1/09                                            138                                138
Federal Home Loan Bank, (Unsecured Bond), 3.625%,                                                   143            143
11/14/08                                                                                             60             60
Federal Home Loan Bank, (Unsecured Bond), 3.875%,
6/14/13


  Pioneer       Safeco
 Balanced      Balanced   Pro Forma         Pioneer
   Fund         Fund       Combined          S&P/
 Principal     Principal  Principal         Moody's
  Amount        Amount     Amount           Ratings
------------- ----------  ---------         --------
$ 651,303                $ 651,303
  990,901                  990,901
  377,093                  377,093
1,999,960                1,999,960
              $ 320,000    320,000

                345,000    345,000

                205,000    205,000

                110,000    110,000

                140,000    140,000

  970,122                  970,122

2,955,351                2,955,351

2,503,413                2,503,413

 1,260,00                1,260,000
1,890,658                1,890,658

   40,000                   40,000
  106,886                  106,886
                151,887    151,887
                228,207    228,207
                165,006    165,006
                121,297    121,297
                 72,792     72,792
                 85,142     85,142
                 64,414     64,414
                 84,718     84,718
                 79,908     79,908
                 26,663     26,663
                 23,045     23,045
                 73,670     73,670
                 29,768     29,768
                  8,740      8,740
                 13,531     13,531
                 24,241     24,241
                  5,949      5,949
                 71,889     71,889
                 14,603     14,603
                  5,922      5,922
                  5,565      5,565
                  5,333      5,333

                100,000    100,000
                190,000    190,000
                  6,768      6,768
                 33,573     33,573
                 25,595     25,595

                                                                          Pioneer           Safeco
                                                                          Balanced          Balanced       Pro Forma
                                                                % of        Fund              Fund         Combined
                                                                 Net       Market            Market         Market
                                                                Assets   Value (000's)    Value (000's)   Value (000's)
                                                               --------  ------------     -------------   -------------
Federal Home Loan Mortgage, 6.5%, 10/1/33 to 11/1/33                            682                                682
Federal Home Loan Mortgage, 5.0%, 4/1/34                                        958                                958
Federal Home Loan Mortgage, 5.5%, 12/1/18                                       388                                388
Federal Home Loan Mortgage, 6.0%, 1/1/33 to 6/1/34                            2,046                              2,046
Federal Home Loan Mortgage, (Unsecured Note), 3.34%,
6/09/10                                                                                             300            300
Federal Home Loan Mortgage, (Unsecured Note), 3.50%,
2/13/08                                                                                             342            342
Federal Home Loan Mortgage, (Unsecured Note), 4.00%,
6/12/13                                                                                             187            187
Federal Home Loan Mortgage, (Unsecured Note), 4.00%,
12/30/13                                                                                            100            100
Federal Home Loan Mortgage, (Unsecured Note), 5.20%,
3/05/19                                                                                             132            132
Federal National Mortgage Association, 5.0%, 5/1/18 to
6/1/34                                                                          956                                956
Federal National Mortgage Association, 5.5%, 8/1/14 to
4/1/34                                                                        2,981                              2,981
Federal National Mortgage Association, 6.0%, 11/1/16 to
12/1/33                                                                       2,563                              2,563
Federal National Mortgage Association, 6.125%, 3/15/12                        1,359                              1,359
Federal National Mortgage Association, 6.5%, 12/1/21 to
10/1/32                                                                       1,973                              1,973
Federal National Mortgage Association, 7.125%, 6/15/10                           45                                 45
Federal National Mortgage Association, 9.0%, 4/1/33                             119                                119
Federal National Mortgage Association, 4.816%, 12/01/12                                             151            151
Federal National Mortgage Association, 5.00%, 12/01/17                                              229            229
Federal National Mortgage Association, 5.00%, 3/01/33                                               160            160
Federal National Mortgage Association, 5.50%, 2/01/18                                               125            125
Federal National Mortgage Association, 5.50%, 7/01/23                                                74             74
Federal National Mortgage Association, 5.50%, 9/01/17                                                87             87
Federal National Mortgage Association, 6.00%, 1/01/29                                                66             66
Federal National Mortgage Association, 6.00%, 3/01/33                                                87             87
Federal National Mortgage Association, 6.00%, 8/01/32                                                82             82
Federal National Mortgage Association, 6.00%, 9/01/29                                                27             27
Federal National Mortgage Association, 6.50%, 1/01/15                                                24             24
Federal National Mortgage Association, 6.50%, 7/01/29                                                77             77
Federal National Mortgage Association, 7.00%, 3/01/12                                                32             32
Federal National Mortgage Association, 8.00%, 1/01/31                                                10             10
Federal National Mortgage Association, 8.00%, 10/01/30                                               15             15
Federal National Mortgage Association, 8.00%, 2/01/29                                                27             27
Federal National Mortgage Association, 8.00%, 2/01/30                                                 6              6
Federal National Mortgage Association, 8.00%, 3/01/31                                                78             78
Federal National Mortgage Association, 8.00%, 4/01/20                                                16             16
Federal National Mortgage Association, 8.00%, 4/01/30                                                 6              6
Federal National Mortgage Association, 8.00%, 5/01/31                                                 6              6
Federal National Mortgage Association, 8.00%, 7/01/30                                                 6              6
Federal National Mortgage Association, (Unsecured Note),
5.24%, 8/07/18                                                                                       97             97
Federal National Mortgage Association, 2.87724%, 2/17/09                                            189            189
Government National Mortgage Association, 6.00%, 4/15/14                                              7              7
Government National Mortgage Association, 6.00%, 8/15/13                                             35             35
Government National Mortgage Association, 7.00%, 4/15/28                                             27             27


  Pioneer       Safeco
 Balanced      Balanced   Pro Forma         Pioneer
   Fund         Fund       Combined          S&P/
 Principal     Principal  Principal         Moody's
  Amount        Amount     Amount           Ratings
------------- ----------  ---------         --------
               $  6,137  $   6,137
                 14,310     14,310
   537,229                 537,229

$2,520,293               2,520,293

 1,446,551               1,446,551

 2,211,435               2,211,435

   655,862                 655,862
    18,385                  18,385
    68,461                  68,461
   700,000                 700,000
 1,985,000               1,985,000
   300,000                 300,000
 1,500,000               1,500,000
               $110,000    110,000
                100,000    100,000
                 75,000     75,000
                100,000    100,000
                100,000    100,000


                220,000    220,000











                 70,000     70,000











     Shares         Shares        Shares
---------------------------------------------
                   587,122       587,122


                    68,850        68,850






                                                                          Pioneer           Safeco
                                                                          Balanced          Balanced       Pro Forma
                                                                % of        Fund              Fund         Combined
                                                                 Net       Market            Market         Market
                                                                Assets   Value (000's)    Value (000's)   Value (000's)
                                                               --------  ------------     -------------   -------------
Government National Mortgage Association, 7.00%, 8/15/28                                              7              7
Government National Mortgage Association, 7.75%, 11/15/29                                            15             15
Government National Mortgage Association II, 5.5%, 2/20/34                      537                                537
Government National Mortgage Association II, 6.0%,
10/20/33 to 11/20/33                                                          2,586                              2,586
Government National Mortgage Association, 5.5%, 8/15/33 to
9/15/33                                                                       1,448                              1,448
Government National Mortgage Association, 6.0%, 9/15/33 to
10/15/33                                                                      2,270                              2,270
Government National Mortgage Association, 6.5%, 10/15/28
to 5/15/33                                                                      687                                687
Government National Mortgage Association, 7.5%, 1/15/30                          20                                 20
Government National Mortgage Association, 8.0%, 2/15/30                          75                                 75
U.S. Treasury Bonds, 4.75%, 11/15/08                                            731                                731
U.S. Treasury Notes, 4.0%, 11/15/12                                           1,922                              1,922
U.S. Treasury Notes, 4.75%,  5/15/14                                            303                                303
U.S. Treasury Notes, 5.625%, 5/15/08                                          1,615                              1,615
U.S. Treasury Notes,  2.375%, 8/15/06                                                               109            109
U.S. Treasury Notes,  3.125%, 10/15/08                                                               98             98
U.S. Treasury Notes,  5.50%, 8/15/28                                                                 76             76
U.S. Treasury Notes,  7.00%, 7/15/06                                                                108            108
U.S. Treasury Notes,  7.125%, 2/15/23                                                               121            121
U.S. Treasury Notes,
U.S. Treasury Inflation Index, Note,
3.50%, 1/15/11                                                                                      264            264
                                                                        ----------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS                             $   26,846          $    3,808    $    30,835
                                                                        ----------------------------------------------
U.S. Government And Agency Obligations (At Cost)                         $   26,999          $    3,836    $    30,835
                                                                        ----------------------------------------------

MUNICIPAL BONDS                                                   0.0%
Electric Utilities                                                0.0%
California State Department, of Water Resources, Supply
Revenue, 4.33%, 5/01/06                                                  $                   $       71    $        71
                                                                        ----------------------------------------------
TOTAL MUNICIPAL BONDS                                                    $                   $       71    $        71
                                                                        ----------------------------------------------
Municipal Bonds (At Cost)                                                $       --          $       70    $        70
                                                                        ----------------------------------------------

CASH EQUIVALENTS                                                  0.4%
Investment Companies                                              0.4%

AIM Short-Term Investments Co.,
Liquid Assets Money Market Portfolio (Institutional,                                         $      587     $      587
Shares)                                                                  $
State Street Navigator, Securities Lending Prime,
Portfolio **                                                                                         69             69
                                                                        ----------------------------------------------
TOTAL CASH EQUIVALENTS                                                   $                   $      656    $       656
                                                                        ----------------------------------------------
Cash Equivalents (At Cost)                                               $       --          $      656    $       656
                                                                        ----------------------------------------------
TOTAL INVESTMENTS IN SECURITIES                                  98.5%   $  129,773          $   19,570    $   149,343
                                                                        ----------------------------------------------
OTHER ASSETS AND LIABILITIES                                      1.5%   $    2,331          $     (111)   $     2,220
                                                                        ----------------------------------------------


  Pioneer       Safeco
 Balanced      Balanced   Pro Forma         Pioneer
   Fund         Fund       Combined          S&P/
 Principal     Principal  Principal         Mooody's
  Amount        Amount     Amount           Ratings
------------- ----------  ---------         --------



                                                                          Pioneer           Safeco
                                                                          Balanced          Balanced       Pro Forma
                                                                % of        Fund              Fund         Combined
                                                                 Net       Market            Market         Market
                                                                Assets   Value (000's)    Value (000's)   Value (000's)
                                                               --------  ------------     -------------   -------------
TOTAL NET ASSETS                                                100.0%   $  132,104          $   19,459    $   151,563
                                                                        ----------------------------------------------
Investments at Cost                                                      $  116,856          $   17,622    $   134,478
                                                                        ----------------------------------------------
Securities out on loan, at Market Value                                  $       --          $       68    $        68
                                                                        ==============================================

(a) No adjustments are shown to the unaudited pro forma combined schedule of investments due to the fact that upon consummation of the merger, no securities would need to be sold in order for Pioneer Balanced Fund to comply with its prospectus restrictions. The foregoing sentence shall not restrict in any way the ability of the investment adviser of either of the funds from buying or selling securities in the normal course of such fund's business and operations.

*        Non-income producing security.

NR       Not rated by either S&P or Moody's

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2004, the value of these securities amounted to $2,776,190 or 1.8% of total net assets.

(A.D.R.) American Depositary Receipt.

   The accompanying notes are an integral part of these financial statements.

Pioneer Balanced Fund
Pro Forma Statement of Assets and Liabilities
June 30, 2004
(Unaudited) (Amounts in thousands, except per share data)

                                                           Pioneer Balanced       Safeco          Pro Forma        Pro Forma
                                                                 Fund          Balanced Fund     Adjustments       Combined
                                                           ----------------    -------------     -----------       ----------
ASSETS:
Investment in securities of unaffiliated issuers, at
value (cost $116,856 and $17,622, respectively)              $ 129,773            19,570                           $  149,343
                                                             ---------           -------          --------         ----------
Investment in securities of affiliated issuers, at value             -                 -                                    -
     Total investments in Securities at value                  129,773            19,570                              149,343
Cash                                                             2,455                --                                2,455
Receivables -                                                                                                               -
     Investment securities sold                                    759                --                                  759
     Fund shares sold                                              220                --                                  220
     Advisor                                                         -                 7                                    7
     Dividends, interest and foreign taxes withheld                474                81                                  555
Other                                                               --                --                                   --
                                                             ---------           -------          --------         ----------
         Total assets                                        $ 133,681           $19,658                            $ 153,339
                                                             ---------           -------          --------         ----------

LIABILITIES:
     Payables -
         Investment securities purchased                     $   1,255           $     -                            $   1,255
         Fund shares repurchased                                    65                 -                                   65
         Upon return of securities loaned                            -                69                                   69
         Dividends                                                   -                99                                   99
     Due to affiliates                                             183                11                                  194
     Accrued expenses                                               74                20          $                        94
                                                             ---------           -------          --------         ----------
         Total liabilities                                   $   1,577               199          $      -         $    1,776
                                                             ---------           -------          --------         ----------

NET ASSETS:
     Paid-in capital                                         $ 129,409           $18,315                           $  147,724
     Accumulated undistributed net investment income
     (loss)                                                        222              (10)          $                       212
     Accumulated net realized loss on investments             (10,443)             (794)                              (11,237)
     Net unrealized gain on investments                         12,916             1,948                               14,864
     Net unrealized gain (loss) on assets and
     liabilities denominated in foreign currencies                   -                 -                                    -
                                                             ---------           -------          --------         ----------
         Total net assets                                    $ 132,104           $19,459          $      -         $  151,863
                                                             ---------           -------          --------         ----------
OUTSTANDING SHARES:
(Unlimited number of shares authorized)
     Investor Class                                                  -             1,348               685              2,033
                                                             ---------           -------          --------         ----------
     Class A                                                    10,852               150              (150)(a)         10,852
                                                             ---------           -------          --------         ----------
     Class B                                                     1,950               137              (137)(a)          1,950
                                                             ---------           -------          --------         ----------
     Class C                                                     1,023                 9                (9)(a)          1,023
                                                             ---------           -------          --------         ----------

NET ASSET VALUE PER SHARE:
     Investor Class                                          $       -           $ 11.83                           $     9.57
                                                             ---------           -------          --------         ----------
     Class A                                                 $    9.57           $ 11.88                           $     9.57
                                                             ---------           -------          --------         ----------
     Class B                                                 $    9.47           $ 11.84                           $     9.47
                                                             ---------           -------          --------         ----------
     Class C                                                 $    9.54           $ 11.84                           $     9.54
                                                             ---------           -------          --------         ----------

MAXIMUM OFFERING PRICE:
     Class A                                                 $   10.02           $ 12.60                           $    10.02
                                                             ---------           -------          --------         ----------
     Class C                                                 $    9.64           $     -                           $     9.64
                                                             ---------           -------          --------         ----------


(a) Class A, Class B, Class C, and Investor shares of Safeco Balanced Fund are exchanged for new Investor Class shares of Pioneer Balanced Fund, to be established upon consummation of the merger. Initial per share values of Investor Class shares are presumed to be equal to that of Class A shares.

   The accompanying notes are an integral part of these financial statements.

Pioneer Balanced Fund
Pro Forma Statement of Operations
For the Period Ended June 30, 2004
(Unaudited) (Amounts in thousands)

                                                           Pioneer Balanced       Safeco          Pro Forma        Pro Forma
                                                                 Fund          Balanced Fund     Adjustments       Combined
                                                           ----------------    -------------     -----------       ----------
INVESTMENT INCOME:
   Dividends                                                    $   811           $  296                             $ 1,107
   Interest                                                       2,482              301                               2,783
   Income from securities loaned, net                                --                2                                   2
                                                                -------           ------          --------           -------
         Total investment income                                $ 3,293           $  599                             $ 3,892

EXPENSES:
   Management fees                                              $   846           $  135          $     (7)(b)       $   974
   Performance Adjustment                                            --               --                                  --
   Transfer agent fees
     Investor Class                                                  --               37                40(c)             77
     Class A                                                        340                6                (6)(c)           340
     Class B                                                         88                8                (8)(c)            88
     Class C                                                         53               --                                  53
   Shareholder Servicing fees
     Class A                                                         --                4                (4)(d)            --
     Class B                                                         --                4                (4)(d)            --
   Distribution fees
     Class A                                                        264               --                                 264
     Class B                                                        161               12               (12)(e)           161
     Class C                                                         85                1                (1)(e)            85
     Class R                                                         --               --                                  --
   Administrative fees                                               32               18               (12)(f)            38
   Custodian fees                                                     5                7                                  12
   Registration fees                                                 57               33                                  90
   Professional fees                                                 24               24               (24)(a)            24
   Printing                                                         (19)               6                                 (13)
   Fees and expenses of nonaffiliated trustees                        7                9                (9)(a)             7
   Miscellaneous                                                     10               14                                  24
                                                                -------           ------          --------           -------
     Total expenses                                             $ 1,953           $  318          $    (47)          $ 2,224
     Less management fees waived and/or expenses
       reimbursed by Advisor                                         --              (84)               74(b)            (10)
     Less fees paid indirectly                                       (4)              --                                  (4)
                                                                -------           ------          --------           -------
     Net expenses                                               $ 1,949           $  234          $     27           $ 2,210
                                                                -------           ------          --------           -------
       Net investment income                                    $ 1,344           $  365          $    (27)          $ 1,682
                                                                -------           ------          --------           -------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Investments                                                  $ 4,776           $  297          $                  $ 5,073
   Change in net unrealized loss on investments                   4,184            1,153                               5,337
                                                                -------           ------          --------           -------
     Net gains on investments                                   $ 8,960           $1,450          $     --           $10,410
                                                                -------           ------          --------           -------
     Net increase in net assets resulting from operations       $10,304           $1,815          $    (27)          $12,092
                                                                =======           ======          ========           =======

(a)  Reflects reduction in expenses due to elimination of duplicate services.
(b)  Management fees conformed to Pioneer Balanced Fund's management contract.
(c) Reclass Transfer Agent Expenses to Investor class and change in fee structure.
(d)  Eliminate Shareholder Servicing Expense.
(e) Eliminate Distribution Expense of Safeco Balanced Fund. (f) Reflects decrease due to a change in fee rates.

   The accompanying notes are an integral part of these financial statements.

Pioneer Balanced Fund
NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
6/30/04

(Unaudited)

1.       General

The accompanying pro forma combined financial statements are presented to show the effect of the proposed acquisition (the "acquisition") of Safeco Balanced Fund by Pioneer Balanced Fund.

Under the terms of an Agreement and Plan of Reorganization between the Funds, the combination of Pioneer Balanced Fund and Safeco Balanced Fund will be treated as a tax-free business combination and accordingly will be accounted for by a method of accounting for tax-free mergers of investment companies. The acquisition will be accomplished by an acquisition of the net assets of Safeco Balanced Fund in exchange for a new "Investor Class" of shares of Pioneer Balanced Fund at net asset value, which will be established upon consummation of the merger. The accompanying schedules of investments, statements of assets and liabilities and the related statements of operations of Pioneer Balanced Fund and Safeco Balanced Fund have been combined as of and for their most recent 12 months ended June 30, 2004. Adjustments have been made to expenses for duplicate services that would not have been incurred if the merger took place on July 1, 2003. Following the acquisition, the Pioneer Balanced Fund will be the accounting survivor. All related acquisition costs will be borne by the Advisors.

These pro forma financial statements and related notes should be read in conjunction with the financial statements of Pioneer Balanced Fund and Safeco Balanced Fund included in their respective semiannual reports dated June 30, 2004.

2.       Organization and Significant Accounting Policies

Pioneer Balanced Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek capital growth and current income.

After the merger, the Fund will consist of four classes of shares - Class A, Class B, Class C and Investor Class shares. Investor Class shares are only being offered only as part of the acquisition and will not be available following the merger. Each class of shares represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C, respectively. There is no distribution plan for Investor Class shares.

Each Fund's management has prepared their respective financial information using estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the pro forma financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting periods. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.       Security Valuation

Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, debt securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. All discounts/premiums on debt securities are accreted/amortized into interest income for financial reporting purposes. Valuations may be supplemented by dealers and other sources, as required. Equity securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Fund's Board of Trustees. At June 30, 2004, there were no securities fair valued. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in exercise of reasonable diligence. Interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.       Futures Contracts

The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments on futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Fund. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging and trading strategies and potentially result in a loss. As of June 30, 2004, the Fund had no open futures contracts.

C.       Federal Income Taxes

Each Fund has previously elected to be taxed as a "regulated investment company" under the Internal revenue Code. After the acquisition, it will be the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

At December 31, 2003, the combined capital loss carryforward of $14,612,000 includes a net capital loss carryforward of $1,101,000 from the merger with Safeco Balanced Fund, the full use of which may be limited.

D.       Fund Shares

The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $24,469 in underwriting commissions on the sale of Fund shares during the 12 months ended June 30, 2004.

E.       Class Allocations

Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C, and Investor Class shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 5). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C, and Investor Class shares can bear different transfer agent and distribution fees.

F.       Securities Lending

The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or dividends on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreements to recover the securities from the borrower on demand. The Fund invests cash collateral in temporary cash investments.

G.       Repurchase Agreements

With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or sub-custodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

3.       Capital Shares

The pro forma net asset value per share assumes the issuance of shares of the Fund that would have been issued at June 30, 2004, in connection with the proposed acquisition. The number of the shares assumed to be issued is equal to the net asset value of Safeco Balanced Fund, as of June 30, 2004, divided by the net asset value per share of the Investor Class shares of the Fund as of June 30, 2004. The pro forma number of shares outstanding (in thousands), by class, for the combined fund consist of the following at June 30, 2004:

                        Shares of       Additional Shares    Total Outstanding
                        The Fund         Assumed Issued           Shares
  Class of Shares    Pre-Combination    In Reorganization    Post-Combination
  ---------------    ---------------    -----------------    ----------------
Class A                     10,852                                    10,852
Class B                      1,950                                     1,950
Class C                      1,023                                     1,023
Investor Class                   -                2,033                2,033

4.       Management Agreement

PIM manages the Fund's portfolio and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion; 0.60% of the next $4 billion; and 0.55% of the excess over $5 billion.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At June 30,

2004, $92,488 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

5.       Transfer Agent

PIMSS, a wholly owned subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $51,300 in transfer agent fees payable to PIMSS at June 30, 2004.

6.       Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $50,005 in distribution fees payable to PFD at June 30, 2004.

In addition, redemptions of each class of shares (except Investor Class shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the 12 months ended June 30, 2004, CDSCs in the amount of $62,806 were paid to PFD.

Investor Class shares will not be subject to shareholder servicing or distribution fees. Investor Class shares will be converted to Class A shares 24 months after the date on which the acquisition is completed.

7.       Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the 12 months ended June 30, 2004, the Fund's expenses were reduced by $4,000 under such arrangements.

8.       Line of Credit Facility

The Fund, along with certain others in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings is payable at the Federal Funds Rate plus 1/2% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the 12 months ended June 30, 2004, the Fund had no borrowings under this agreement.

                                     PART C

                                OTHER INFORMATION
                              PIONEER BALANCED FUND

ITEM 15.  INDEMNIFICATION

No change from the information set forth in Item 25 of the most recently filed Registration Statement of Pioneer Balanced Fund (the "Registrant") on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 (File Nos. 2-28273 and 811-01605) as filed with the Securities and Exchange Commission on April 29, 2004 (Accession No. 0001016964-04-000117), which information is incorporated herein by reference.


(1)(a)         Declaration of Trust                                                           (1)

(1)(b)         Amendment to Agreement and Declaration of Trust                                (2)

(1)(c)         Amendment to Agreement and Declaration of Trust to establish Investor Class    (6)
               Shares

(2)            Restated By-Laws                                                               (2)

(3)            Not applicable

(4)            Form of Agreement and Plan of Reorganization                                   (5)

(5)            Reference is made to Exhibits (1) and (2) hereof

(6)(a)         Management Contract                                                            (3)

(6)(b)         Expense Limitation Agreement                                                   (6)

(7)            Underwriting Agreement with Pioneer Funds Distributor, Inc.                    (3)

(8)            Not applicable

(9)            Custodian Agreement with Brown Brothers Harriman & Co.                         (4)

(10)           Multiple Class Plan Pursuant to Rule 18f-3                                     (6)

(11)           Opinion of Counsel (legality of securities being offered)                      (*)

(12)           Form of opinion as to tax matters and consent                                  (6)

(13)(a)        Investment Company Service Agreement with Pioneering Services Corporation      (4)

(13)(b)        Administration Agreement with Pioneer Investment Management, Inc.              (4)

(14)           Consents of Independent Registered Public Accounting Firm                      (*)

(15)           Not applicable

(16)           Powers of Attorney                                                             (4)

(17)(a)        Code of Ethics                                                                 (4)

(17)(b)        Form of Proxy Card (*)


(1) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 56 to the Registrant's Registration Statement on Form N-1A (File Nos. 2-28273; 811-01605), as filed with the Securities and Exchange Commission on April 26, 1995 (Accession no. 0000069405-95-000007).

(2) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 65 to the Registrant's Registration Statement on Form N-1A (File Nos. 2-28273; 811-01605), as filed with the Securities and Exchange Commission on February 23, 2001 (Accession no. 0001016964-01-000024).

(3) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 68 to the Registrant's Registration Statement on Form N-1A (File Nos. 2-28273; 811-01605), as filed with the Securities and Exchange Commission on May 1, 2002 (Accession no. 0000069405-02-000004).

(4) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 70 to the Registrant's Registration Statement on Form N-1A (File Nos. 2-28273; 811-01605), as filed with the Securities and Exchange Commission on April 29, 2004 (Accession No. 0001016964-04-000117).

(5) Filed herewith as Exhibit A to the Proxy Statement and Prospectus included as Part A of this Registration Statement.

(6) Previously filed. Incorporated herein by reference from the exhibits filed with Registrant's Initial Registration Statement on Form N-14 (File No. 333-118441), as filed with the Securities and Exchange Commission on August 20, 2004 (Accession No. 0001145443-04-001273)

(*) Filed herewith.

ITEM 17. UNDERTAKINGS.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this Registration Statement by any person or party which is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed on behalf of the Registrant, in the City of Boston and the Commonwealth of Massachusetts, on the 25th day of October, 2004.

                                            Pioneer Balanced Fund

                                            By: /s/ Osbert M. Hood
                                            ----------------------
                                            Osbert M. Hood
                                            Executive Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

      Signature                            Title                                Date

         *                            Chairman of the Board, Trustee,     October 25, 2004
---------------------------
John F. Cogan, Jr.                    and President

         *                            Chief Financial Officer and         October 25, 2004
---------------------------
Vincent Nave                          Treasurer
         *
---------------------------
Mary K. Bush                          Trustee
         *
---------------------------
Richard H. Egdahl                     Trustee
         *
---------------------------
Margaret B.W. Graham                  Trustee

/s/ Osbert M. Hood
---------------------------
Osbert M. Hood                        Trustee

         *
---------------------------
Marguerite A. Piret                   Trustee
         *
---------------------------
Steven K. West                        Trustee
         *
---------------------------
John Winthrop                         Trustee

*  By:   /s/ Osbert M. Hood                                               October 25, 2004
         --------------------------------------
         Osbert M. Hood, Attorney-in-Fact

                                  EXHIBIT INDEX

The following exhibits are filed as part of this Registration Statement:

Exhibit No.       Description

(11)              Opinion of Counsel (legality of securities being offered)

(14)              Consents of Independent Registered Public Accounting Firm

(17)(b)           Form of Proxy Card